As filed with the Securities and Exchange Commission on April 27, 2023

  1933 Act Registration No. 333-210205

  1940 Act Registration No. 811-23148

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 23

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 27

________________________

GUARDIAN VARIABLE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

________________________

10 HUDSON YARDS

NEW YORK, NY 10001

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:

212-598-8000

Copy to:

Kathleen M. Moynihan	Corey F. Rose, Esq.
Guardian Variable Products Trust	Dechert LLP
10 Hudson Yards	1900 K Street, NW
New York, NY 10001	Washington, DC 20006

(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒    on May 1, 2023 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on [date] pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Guardian Variable Products Trust

Prospectus

May 1, 2023

U.S. Growth

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

U.S. Core

Guardian All Cap Core VIP Fund

Guardian Strategic Large Cap Core VIP Fund

Guardian Integrated Research VIP Fund

Guardian Diversified Research VIP Fund

Guardian Select Mid Cap Core VIP Fund

Guardian Small-Mid Cap Core VIP Fund

Guardian Small Cap Core VIP Fund

U.S. Value

Guardian Equity Income VIP Fund

Guardian Large Cap Disciplined Value VIP Fund

Guardian Growth & Income VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Sector

Guardian Global Utilities VIP Fund

International

Guardian International Growth VIP Fund

Guardian International Equity VIP Fund

Balanced

Guardian Balanced Allocation VIP Fund

Fixed Income

Guardian Core Fixed Income VIP Fund

Guardian Core Plus Fixed Income VIP Fund

Guardian Multi-Sector Bond VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Total Return Bond VIP Fund

Guardian U.S. Government Securities VIP Fund

Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a "Contract"). The availability of the Funds as investment options may vary by Contract and jurisdiction. Each Contract involves fees and expenses not described in this prospectus (the "Prospectus"). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses.

The Securities and Exchange Commission has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in the Prospectus. Any representation to the contrary is a criminal offense.

www.guardianlife.com

Guardian Large Cap Fundamental
Growth VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.59%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.93%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.01% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Fundamental Growth VIP Fund	$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of U.S. large-capitalization companies. FIAM LLC, the Fund's subadviser (the "Subadviser"), defines large-capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Growth Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $597.2 million to $2.6 trillion as of March 31, 2023.

Guardian Variable Products Trust Prospectus 1

The Fund may invest in foreign equity securities, either directly or through depositary receipts. The Fund's foreign investments are mainly in developed markets.

The Subadviser emphasizes individual security selection while diversifying the Fund's investments across industries, which is intended to reduce risk. The Subadviser invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks. Some reasons that could persuade the Subadviser to sell investments include negative earnings revisions, deterioration in business fundamentals, unreasonably high valuations, or an unexpected change in business strategy.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

2 Prospectus Guardian Variable Products Trust

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund replaced its subadviser and modified its principal investment strategies as of May 1, 2023. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior subadviser and principal investment strategies.

Annual Returns (by calendar year)

Highest Quarterly Return: 25.97% (2nd Q 2020)
Lowest Quarterly Return: -22.80% (2nd Q 2022)

Guardian Variable Products Trust Prospectus 3

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	-32.75%	6.72%	9.37%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		-29.14%	10.96%	13.40%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. FIAM LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Asher Anolic Jason Weiner, CFA	Co-Portfolio Manager Co-Portfolio Manager	May 1, 2023 May 1, 2023

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

4 Prospectus Guardian Variable Products Trust

Guardian Large Cap Disciplined
Growth VIP Fund

Investment Objective

The Fund seeks to maximize long-term growth.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.56%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.89%
Fee Waiver and/or Expense Reimbursement[1]	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.87% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Disciplined Growth VIP Fund	$89	$282	$491	$1,094

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in securities of companies with large market capitalizations. Wellington Management Company LLP, the Fund's subadviser (the "Subadviser"), defines large-capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Growth Index (the "Index") at the time of purchase.

Although expected to change frequently, the market capitalization range of the Index was approximately $597.2 million to $2.6 trillion as of March 31, 2023.

The Fund invests primarily in the common stock of growth-oriented companies. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. The Fund may invest up

Guardian Variable Products Trust Prospectus 5

to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The Subadviser employs a "bottom-up" approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach evaluates individual companies in the context of broader market factors. Fund construction emphasizes stock-specific risk while seeking to minimize other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.

The Subadviser's stock selection process is derived from its observation that the quality and persistence of a company's business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the Subadviser's investment philosophy.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies

6 Prospectus Guardian Variable Products Trust

in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 27.86% (2nd Q 2020)
Lowest Quarterly Return: -21.93% (2nd Q 2022)

Guardian Variable Products Trust Prospectus 7

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	-31.51%	9.17%	11.25%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		-29.14%	10.96%	13.40%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Mammen Chally, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	Inception (September 1, 2016)
Douglas W. McLane, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	May 1, 2017
David A. Siegle, CFA	Managing Director and Equity Portfolio Manager	May 1, 2017

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

8 Prospectus Guardian Variable Products Trust

Guardian Mid Cap Traditional Growth VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.21%
Fee Waiver and/or Expense Reimbursement[1]	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.09%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.09% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Mid Cap Traditional Growth VIP Fund	$112	$373	$654	$1,456

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of mid-capitalization companies. Janus Henderson Investors US LLC, the Fund's subadviser (the "Subadviser"), defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap® Growth Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $353 million to $58.7 billion as of March 31, 2023. The Fund may also invest in foreign securities.

Guardian Variable Products Trust Prospectus 9

The Subadviser applies a "bottom-up" approach in choosing investments. In other words, the Subadviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment objective and strategies.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain

10 Prospectus Guardian Variable Products Trust

countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 23.81% (2nd Q 2020)
Lowest Quarterly Return: -25.85% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	-17.24%	8.70%	10.94%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)		-26.72%	7.64%	9.86%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Janus Henderson Investors US LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Brian Demain, CFA	Portfolio Manager	Inception (September 1, 2016)
Cody Wheaton, CFA	Portfolio Manager	Inception (September 1, 2016)

Guardian Variable Products Trust Prospectus 11

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

12 Prospectus Guardian Variable Products Trust

Guardian All Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.44%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver and/or Expense Reimbursement[1]	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.78% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian All Cap Core VIP Fund	$80	$264	$464	$1,042

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. Massachusetts Financial Services Company (MFS®), the Fund's subadviser (the "Subadviser"), may invest the Fund's assets in securities of companies of any size and in foreign securities. In selecting investments for the Fund, the

Guardian Variable Products Trust Prospectus 13

Subadviser is not constrained by any particular investment style. The Subadviser may invest the Fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Subadviser normally invests the Fund's assets across different industries and sectors, but the Subadviser may invest a significant percentage of the Fund's assets in issuers in a single industry or sector. The Subadviser may also invest a significant percentage of the Fund's assets in issuers in a single country or geographic region.

A team of investment research analysts selects investments for the Fund. The Subadviser generally expects the Fund's exposure to broad industry categories to approximate the exposure of the Russell 3000® Index (the "Index") to these broad industry categories using the Subadviser's custom industry categories to classify the Fund and the Index's holdings.

The Subadviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered by the Subadviser may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. The Subadviser may also consider environmental, social, and governance ("ESG") factors in its fundamental investment analysis where the Subadviser believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered by the Subadviser.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

14 Prospectus Guardian Variable Products Trust

Market Capitalization Risk. To the extent the Fund may invest in companies of any market capitalization, the Fund will be subject to the risks associated with the applicable market capitalization. At times, companies of any particular market capitalizations may be out of favor with investors or the broader financial market. When the Fund focuses its investments in a particular market capitalization, the Fund will be more susceptible to the risks associated with that market capitalization.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Quantitative Model Risk. There is no guarantee that the quantitative models used by the Subadviser, and the investments selected based on the models, will produce the desired results. Investments selected using quantitative models may not produce the intended results due to the factors and/or assumptions used in the models, the weight placed on each factor and/or assumption in the models, changing sources of market return, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Guardian Variable Products Trust Prospectus 15

Annual Returns (by calendar year)

Highest Quarterly Return: 7.22% (4th Q 2022)
Lowest Quarterly Return: -14.29% (2nd Q 2022)

Average Annual Total Returns (for the period ended December 31, 2022)

Fund	Inception	1 Year	Since Inception
Guardian All Cap Core VIP Fund	10/25/2021	-17.54%	-13.15%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		-19.21%	-16.82%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Massachusetts Financial Services Company (MFS®) serves as the Fund's subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Joseph MacDougall	Investment Officer, Portfolio Manager	Inception (October 25, 2021)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

16 Prospectus Guardian Variable Products Trust

Guardian Strategic Large Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.53%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.87%
Fee Waiver and/or Expense Reimbursement[1]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.84%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.84% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Strategic Large Cap Core VIP Fund	$86	$275	$479	$1,070

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

AllianceBernstein L.P., the Fund's subadviser (the "Subadviser"), seeks to achieve the Fund's objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks, or other investments that the Subadviser believes have similar economic characteristics, of companies with large market capitalizations. The Subadviser defines large capitalization companies as companies with market capitalizations similar to companies in the Standard & Poor's 500® Index (the "Index") at the time of

Guardian Variable Products Trust Prospectus 17

purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $2.6 billion to $2.6 trillion as of March 31, 2023.

The Fund invests in companies that are determined by the Subadviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Subadviser selects investments based on an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Subadviser considers include: a company's record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company's securities. The Subadviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Subadviser weighs economic, political and market factors in making investment decisions. The Subadviser seeks to manage the Fund's portfolio so that it is subject to less share price volatility than many other U.S. mutual funds, although there can be no guarantee that the Subadviser will be successful in this regard.

The Subadviser expects that normally the Fund's portfolio will primarily invest in securities issued by U.S. companies, although it may, at times, also invest in foreign securities. The Fund may, at times, invest in shares of exchange-traded funds (ETFs) in lieu of making direct investments in securities or to seek to obtain desired exposures.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. Derivatives transactions may be used, for example, in an effort to earn extra income, to attempt to adjust exposure to individual securities or markets, or to seek to protect all, or a portion, of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

18 Prospectus Guardian Variable Products Trust

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Guardian Variable Products Trust Prospectus 19

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 10.48% (4th Q 2022)
Lowest Quarterly Return: -10.19% (2nd Q 2022)

Average Annual Total Returns (for the period ended December 31, 2022)

Fund	Inception	1 Year	Since Inception
Guardian Strategic Large Cap Core VIP Fund	10/25/2021	-10.08%	-6.10%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)		-18.11%	-14.29%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. AllianceBernstein L.P. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Kent Hargis	Co-Chief Investment Officer-Strategic Core Equities	Inception (October 25, 2021)
Sammy Suzuki, CFA	Co-Chief Investment Officer-Strategic Core Equities	Inception (October 25, 2021)

20 Prospectus Guardian Variable Products Trust

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 21

Guardian Integrated Research VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.47%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Recoupment of Expenses	0.04%
Total Annual Fund Operating Expenses	0.84%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.84%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.84% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to the Manager's recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Integrated Research VIP Fund	$86	$268	$466	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities, or other investments with similar economic characteristics, of companies that have market capitalizations, at the time of purchase, in the range of companies in the

22 Prospectus Guardian Variable Products Trust

Standard & Poor's 500® Index (the "Index"). Although expected to change frequently, the market capitalization range of the Index was approximately $2.6 billion to $2.6 trillion as of March 31, 2023. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, as described below, the Fund may choose to continue to hold a security even if the company's market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.

The Fund may invest up to 10% of its total assets in foreign equity securities. The Fund normally invests in common stocks. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. Generally, the Fund anticipates holding between 60 and 90 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.

In selecting investments, Wellington Management Company LLP (the "Subadviser") employs an active management strategy of fundamental bottom-up analysis along with risk management criteria in identifying opportunities and constructing the Fund's portfolio. The Subadviser seeks to identify companies with, among other attributes, improving quality metrics (e.g., financial stability, market positioning and strength of management team and governance), fundamental business momentum (e.g. growth in revenues, cash flows, and profitability), and attractive relative valuations. The Subadviser may sell a security when the security's price reaches a target set by the Subadviser or if the Subadviser believes that there is deterioration in the issuer's financial circumstances or fundamental prospects, or if other investments are more attractive, or for other reasons.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other

Guardian Variable Products Trust Prospectus 23

governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund replaced its subadviser effective October 1, 2019 and October 12, 2021, respectively, and modified its principal investment strategies. The past performance shown in the bar chart and table below prior to October 1, 2019, and between October 1, 2019 and October 12, 2021, reflects the performance of each of the Fund's prior subadvisers and principal investment strategies, respectively.

Annual Returns (by calendar year)

Highest Quarterly Return: 20.12% (2nd Q 2020)
Lowest Quarterly Return: -17.33% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Integrated Research VIP Fund	9/1/2016	-21.13%	7.02%	8.98%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)		-18.11%	9.42%	11.44%

24 Prospectus Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Mammen Chally, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	October 12, 2021
Douglas W. McLane, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	October 12, 2021
David A. Siegle, CFA	Managing Director and Equity Portfolio Manager	October 12, 2021

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 25

Guardian Diversified Research VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.99%
Fee Waiver and/or Expense Reimbursement[1]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.96% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Diversified Research VIP Fund	$98	$312	$544	$1,210

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in common stocks (growth or value stocks or both) of U.S. large-capitalization companies that Putnam Investment Management, LLC, the Fund's subadviser (the "Subadviser"), believes have favorable investment potential. The Subadviser defines large-capitalization companies as companies with market capitalizations similar to companies in the Standard & Poor's 500® Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $2.6 billion to $2.6 trillion as of March 31, 2023. In addition to common stocks, the Fund may invest in preferred stocks and convertible securities.

26 Prospectus Guardian Variable Products Trust

The Fund may purchase securities of companies with prices that reflect a value lower than that which the Subadviser places on the company or security, as applicable. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. The Subadviser may consider, among other factors, a company's valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Subadviser may also consider other factors that it believes will likely cause the security's price to rise.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Guardian Variable Products Trust Prospectus 27

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 21.71% (2nd Q 2020)
Lowest Quarterly Return: -19.50% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	-17.73%	8.97%	11.06%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)		-18.11%	9.42%	11.44%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Putnam Investment Management, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Shep Perkins	Chief Investment Officer, Equities and Portfolio Manager	February 25, 2019
Kathryn Lakin	Director of Equity Research and Portfolio Manager	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

28 Prospectus Guardian Variable Products Trust

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 29

Guardian Select Mid Cap Core VIP Fund

Investment Objective

The Fund seeks long term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.53%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.90%
Fee Waiver and/or Expense Reimbursement[1]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.87% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Select Mid Cap Core VIP Fund	$89	$284	$496	$1,105

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

FIAM LLC, the Fund's subadviser (the "Subadviser"), seeks to achieve the Fund's objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in stocks, or other investments that the Subadviser believes have similar economic characteristics, of mid-capitalization companies. The Subadviser defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap® Index (the "Russell Index") or the S&P MidCap 400® Index (the "S&P 400 Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Russell Index was approximately $394.4 million to $55.4 billion, and the market capitalization range of the S&P 400 Index

30 Prospectus Guardian Variable Products Trust

was approximately $1.8 billion to $15.2 billion, as of March 31, 2023. The Fund may also invest in securities of companies with smaller or larger market capitalizations.

The Fund may invest in equity securities of domestic or foreign issuers. The Fund typically allocates its assets across different market sectors, including communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, and utilities, using other portfolio managers of the Subadviser to handle investments within each sector. The Subadviser expects the Fund's sector allocations will approximate the sector weightings of the S&P 400 Index.

The Fund may invest in either "growth" stocks, "value" stocks, or both. The Subadviser uses fundamental analysis, which involves a "bottom-up" assessment of an issuer's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and market and economic conditions, to select the Fund's investments.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Guardian Variable Products Trust Prospectus 31

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 11.04% (4th Q 2022)
Lowest Quarterly Return: -15.86% (2nd Q 2022)

32 Prospectus Guardian Variable Products Trust

Average Annual Total Returns (for the period ended December 31, 2022)

Fund	Inception	1 Year	Since Inception
Guardian Select Mid Cap Core VIP Fund	10/25/2021	-14.19%	-11.51%
Standard & Poor's MidCap 400® Index (reflects no deduction for fees, expenses or taxes)		-13.06%	-11.80%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. FIAM LLC serves as the Fund's subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Christopher Lee	Portfolio Manager	August 16, 2022

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 33

Guardian Small-Mid Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.63%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.97%
Fee Waiver and/or Expense Reimbursement[1]	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.93% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Small-Mid Cap Core VIP Fund	$95	$305	$532	$1,186

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks, or other investments that Allspring Global Investments, LLC (the "Subadviser") believes have similar economic characteristics, of small- and medium-capitalization companies. The Subadviser defines small- and medium-capitalization companies as companies with market capitalizations

34 Prospectus Guardian Variable Products Trust

similar to companies in the Russell 2000® Index and the Russell Midcap® Index at the time of purchase. Although expected to change frequently, the market capitalization range of these Indexes was $2.6 million to $7.9 billion and $454.5 million to $58.9 billion, respectively, as of March 31, 2023.

The Fund may invest up to 25% of its total assets in equity securities of foreign issuers, including American Depositary Receipts and similar investments that are either U.S. dollar denominated and/or traded on a U.S. stock exchange; as well as non-U.S. dollar denominated securities traded on a foreign stock exchange.

The Subadviser invests principally in common stocks of domestic and foreign small-and medium-capitalization companies that it believes are underpriced yet have attractive growth prospects. The Subadviser's analysis is based on the determination of a company's "private market valuation," which is the price an investor would be willing to pay for the entire company. The Subadviser determines a company's private market valuation based upon several different types of quantitative and qualitative analysis. The Subadviser carries out a fundamental analysis of a company's cash flows, asset valuations, competitive factors, and other industry specific factors. The Subadviser also gauges the company's management strength, financial health, and growth potential in determining a company's private market valuation. The Subadviser places an emphasis on company management, even meeting with management in certain situations. Finally, the Subadviser focuses on the long-term strategic direction of the company. The Subadviser then compares the private market valuation as determined by these factors to the company's public market valuation, and invests in the securities of those companies where it believes there is a significant gap between the two.

The Subadviser may sell an investment when its price no longer compares favorably with the company's private market valuation. In addition, the Subadviser may choose to sell an investment where the fundamentals deteriorate, the strategy of the management or the management itself changes, or it has a better use of capital.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Small-Capitalization Company Risk. The Fund's investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Guardian Variable Products Trust Prospectus 35

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

36 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return: 10.62% (4th Q 2022)
Lowest Quarterly Return: -15.52% (2nd Q 2022)

Average Annual Total Returns (for the period ended December 31, 2022)

Fund	Inception	1 Year	Since Inception
Guardian Small-Mid Cap Core VIP Fund	10/25/2021	-17.44%	-14.28%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)		-18.37%	-19.71%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Allspring Global Investments, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Christopher G. Miller, CFA	Senior Portfolio Manager and Team Lead	Inception (October 25, 2021)
Garth B. Newport, CFA	Portfolio Manager	Inception (October 25, 2021)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 37

Guardian Small Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.04%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.04%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.05% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Small Cap Core VIP Fund	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks of small capitalization companies or in other investments that ClearBridge Investments LLC (the "Subadviser") believes have similar economic characteristics to such common stocks. The Subadviser defines small capitalization companies as those companies with market capitalizations similar to companies in the Russell 2000® Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $2.6 million to $7.9 billion as of March 31, 2023.

38 Prospectus Guardian Variable Products Trust

The Fund may invest up to 20% of its net assets in equity securities of companies the Subadviser considers to be "special situations" at the time of purchase. The Subadviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the Subadviser, make them attractive for investment. These companies may be experiencing short-term or temporary changes in their prospects (e.g., reorganizations or restructurings in connection with bankruptcy proceedings) and their stock prices, in the opinion of the Subadviser, may be currently undervalued by the market. The Subadviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at discounts to the Subadviser's assessment of their intrinsic value. The Fund may invest in American depositary receipts (ADRs) and foreign equity securities, including up to 20% of its assets in securities of emerging market issuers.

Although the Fund may invest in both growth and value stocks, the Subadviser seeks to identify companies where stock prices and valuation diverge and uncover those securities that, in the Subadviser's opinion, have a high probability of outperforming expectations and a valuation that the Subadviser believes is intrinsically higher than its current stock price. The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Small-Capitalization Company Risk. The Fund's investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Special Situations Risk. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks, including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer's management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

Guardian Variable Products Trust Prospectus 39

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

40 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return: 30.29% (4th Q 2020)
Lowest Quarterly Return: -39.08% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	Since Inception
Guardian Small Cap Core VIP Fund	10/21/2019	-20.86%	1.90%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)		-20.44%	5.42%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. ClearBridge Investments, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Albert Grosman	Managing Director, Portfolio Manager	Inception (October 21, 2019)
Brian Lund, CFA	Managing Director, Portfolio Manager	Inception (October 21, 2019)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 41

Guardian Equity Income VIP Fund

Investment Objective

The Fund seeks a high level of current income consistent with growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.65%
Fee Waiver and/or Expense Reimbursement[1]	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.55% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Equity Income VIP Fund	$56	$198	$352	$801

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities. Wellington Management Company LLP (the "Subadviser") uses fundamental analysis to identify securities that it believes offer above average yields, below average valuations and the potential for dividend increases in the future. The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion. Fundamental analysis of a company involves the Subadviser's assessment of a variety of factors, including the company's business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. At the time of investment, every

42 Prospectus Guardian Variable Products Trust

equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The Fund may invest up to 20% of its net assets in the equity securities of foreign issuers and non-dollar securities or through American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Dividend-Paying Stock Risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time or may be unable to pay a dividend during certain periods as a result of, among other things, legal or regulatory restrictions. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund's ability to generate income may be adversely affected. During certain periods, dividend-paying stocks, including those that meet the Fund's investment criteria, may not be widely available and/or may be highly concentrated in only a few market sectors.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Guardian Variable Products Trust Prospectus 43

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Matthew C. Hand, CFA	Senior Managing Director and Equity Portfolio Manager	Inception (May 1, 2022)
Adam H. Illfelder, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	Inception (May 1, 2022)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing

44 Prospectus Guardian Variable Products Trust

the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 45

Guardian Large Cap Disciplined Value VIP Fund

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.63%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.98%
Fee Waiver and/or Expense Reimbursement[1]	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.97% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Disciplined Value VIP Fund	$99	$311	$541	$1,200

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Boston Partners Global Investors, Inc., the Fund's subadviser (the "Subadviser"), defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Value Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $135 million to $1.8 trillion as of March 31, 2023. The Fund invests primarily in a diversified portfolio of equity securities that are identified by the Subadviser as having value characteristics.

46 Prospectus Guardian Variable Products Trust

The Fund may invest up to 20% of its total assets in foreign currency-denominated securities, measured at the time of investment.

The Fund may participate as a purchaser in initial public offerings of securities ("IPOs").

The Subadviser examines various factors in determining the value characteristics of issuers, including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Subadviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth, and other investment criteria. The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other

Guardian Variable Products Trust Prospectus 47

governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Initial Public Offering Risk. Securities purchased by the Fund in IPOs expose the Fund to the risks associated with companies that have limited operating histories as public companies, and the issuers may be small-capitalization companies or operate in emerging industries. There can be no assurance that the Subadviser will identify attractive IPOs or that securities issued in attractive IPOs will be available to the Fund in sufficient quantities. The price of securities purchased in IPOs may be particularly volatile and may decline shortly after the IPO concludes.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 18.67% (4th Q 2020)
Lowest Quarterly Return: -29.58% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	-4.90%	6.57%	9.39%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		-7.54%	6.67%	8.47%

48 Prospectus Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Boston Partners Global Investors, Inc. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
David T. Cohen, CFA	Co-Portfolio Manager	October 5, 2018
Mark E. Donovan, CFA	Co-Portfolio Manager	Inception (September 1, 2016)
David J. Pyle, CFA	Co-Portfolio Manager	Inception (September 1, 2016)
Joshua White, CFA	Co-Portfolio Manager	May 1, 2021

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 49

Guardian Growth & Income VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.63%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.99%
Fee Waiver and/or Expense Reimbursement[1]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.96%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.96% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Growth & Income VIP Fund	$98	$312	$544	$1,210

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the equity securities of U.S. companies that AllianceBernstein L.P., the Fund's subadviser (the "Subadviser"), believes are undervalued, focusing on dividend-paying securities. Although the Fund invests primarily in large capitalization companies, the Fund may invest in companies with different market capitalizations (i.e., mid-capitalization). The Subadviser defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Value Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $135 million to $1.8 trillion as of March 31, 2023. The Fund may also invest in foreign securities.

50 Prospectus Guardian Variable Products Trust

The Subadviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Subadviser depends heavily upon the fundamental analysis and research of its internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 primarily U.S. companies. In determining a company's intrinsic economic value, the Subadviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Subadviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Subadviser anticipates that the Fund's portfolio normally will include companies ranking in the top three deciles of the Subadviser's valuation model.

The Subadviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the

Guardian Variable Products Trust Prospectus 51

Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Dividend-Paying Stock Risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time or may be unable to pay a dividend during certain periods as a result of, among other things, legal or regulatory restrictions. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund's ability to generate income may be adversely affected. During certain periods, dividend-paying stocks, including those that meet the Fund's investment criteria, may not be widely available and/or may be highly concentrated in only a few market sectors.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

52 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return: 18.09% (4th Q 2020)
Lowest Quarterly Return: -27.53% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Growth & Income VIP Fund	9/1/2016	-5.22%	7.17%	9.89%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		-7.54%	6.67%	8.47%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. AllianceBernstein L.P. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Frank Caruso, CFA	Chief Investment Officer – US Growth Equities	Inception (September 1, 2016)
John H. Fogarty, CFA	Co-Chief Investment Officer – US Growth Equities	May 1, 2018
Vinay Thapar, CFA	Co-Chief Investment Officer and Senior Research Analyst – US Growth Equities	May 1, 2018
Chris Kotowicz, CFA	Manager and Senior Research Analyst – US Relative Value; Senior Research Analyst – US Growth Equities	May 1, 2023

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Guardian Variable Products Trust Prospectus 53

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

54 Prospectus Guardian Variable Products Trust

Guardian Mid Cap Relative Value VIP Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.05%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.08% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Mid Cap Relative Value VIP Fund	$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of mid-capitalization companies. Allspring Global Investments, LLC, the Fund's subadviser (the "Subadviser"), defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap® Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $454.5 million to $58.9 billion as of March 31, 2023.

Guardian Variable Products Trust Prospectus 55

The Subadviser looks for undervalued companies that it believes have the potential for above average capital appreciation, and, in some instances, below average risk. Rigorous fundamental research drives the Subadviser's search for companies with favorable reward-to-risk ratios and that possess a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include securities of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. The Subadviser regularly reviews the investments of the Fund and may sell a portfolio security when the security nears its price target, downside risks increase considerably, the company's fundamentals have deteriorated, or the Subadviser identifies a more attractive investment opportunity.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable

56 Prospectus Guardian Variable Products Trust

life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 19.83% (4th Q 2020)
Lowest Quarterly Return: -31.87% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	-4.82%	7.88%	9.30%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)		-12.03%	5.72%	7.59%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Allspring Global Investments, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
James M. Tringas, CFA	Managing Director and Senior Portfolio Manager	Inception (September 1, 2016)
Bryant H. VanCronkhite, CFA	Managing Director and Senior Portfolio Manager	Inception (September 1, 2016)
Shane Zweck, CFA	Portfolio Manager	May 1, 2020

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Guardian Variable Products Trust Prospectus 57

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

58 Prospectus Guardian Variable Products Trust

Guardian Global Utilities VIP Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.73%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.21%
Fee Waiver and/or Expense Reimbursement[1]	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.03% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Global Utilities VIP Fund	$105	$366	$648	$1,450

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in securities of companies in the utilities industry (or utilities group of industries) worldwide. Wellington Management Company LLP (the "Subadviser") considers a company to be in the utilities industry (or utilities group of industries) if it engages in the ownership or operation of facilities used in, or derives at least 50% of its assets or revenues from, the generation, transmission, or distribution of electricity, gas, or water. "Global securities" may include: common stock, depositary receipts, master limited partnerships (MLPs) (up to a maximum of 20% of the Fund's net assets), preferred stock, rights, and exchange traded funds (ETFs).

Guardian Variable Products Trust Prospectus 59

The Subadviser analyzes the competitive outlook for various industries within the utilities group of industries, identifying those industries it believes are likely to benefit from the current market environment, as well as individual opportunities within each industry. The Subadviser applies an integrated approach to portfolio management that incorporates macroeconomic, industry and company-specific factors, such as the regulatory environment, regional exposures, industry allocations, stock selection, contract pricing, and the Subadviser's assessment of the sustainability of cash flow growth and intrinsic value. Industry weightings will reflect the Subadviser's view as to both the macroeconomic environment and the relative attractiveness of stocks within the utilities industries. Holdings are generally diversified across the utilities group of industries, but may at times be concentrated in segments of the utilities industries (e.g., electricity, gas or water) that provide what the Subadviser considers to be the most compelling opportunities. The Subadviser will generally seek to diversify the Fund's portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country; or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Country and regional weights are a fallout of the stock-selection process, although the Fund typically maintains exposures to all major geographic regions. Investment in emerging markets is permitted up to 25% of Fund assets. The Fund may invest in companies of any size.

Derivatives may be used to reduce risk, obtain efficient market exposure, and/or enhance investment returns, and may include swaps, forward contracts, options, currency derivatives (including currency forwards, futures, options, and spot transactions), and similar instruments or combinations thereof. Currency exposure is typically left unhedged, although hedging is permitted.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Utilities Risk. Securities of utilities companies may be significantly affected by government regulation or deregulation, interest rate changes, financing difficulties or costs and legal challenges, manmade or natural disasters, and supply and

60 Prospectus Guardian Variable Products Trust

demand fluctuations. Other factors may adversely affect the value of these securities, including market competitiveness, technological developments, natural resources conservation, and changes in commodity prices. The value of these securities may be particularly volatile. The Fund's performance will be closely tied to the performance of utilities companies and, thus, can be more volatile than the performance of a more broadly invested fund.

Concentration Risk. The Fund will concentrate (invest at least 25% of its total assets) in securities of companies in the utilities group of industries. Concentrating investments in the utilities group of industries increases the risk of loss because the stocks of many or all of the companies in the utilities group of industries may decline in value due to developments adversely affecting the utilities industry, including but not limited to, supply and/or demand for services or fuel, financing costs, governmental regulation, economic conditions, competitive pressures due to deregulation, increased sensitivity to the cost of energy production, and environmental factors such as conservation of natural resources. In addition, the Fund's performance may be more volatile than the performance of funds that invest more broadly.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Small-Capitalization Company Risk. The Fund's investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities

Guardian Variable Products Trust Prospectus 61

less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Master Limited Partnerships Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These investments also entail risks related to fluctuations in the energy sector, including energy price volatility and decreases in supply of or demand for energy commodities, as well as unique tax consequences resulting from the partnership structure and various other risks, including limited control and voting rights and potential conflicts of interest. In addition, MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

62 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return: 13.83% (4th Q 2020)
Lowest Quarterly Return: -17.04% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	Since Inception
Guardian Global Utilities VIP Fund	10/21/2019	-0.96%	6.77%
MSCI® ACWI Utilities Index (reflects no deduction for fees, expenses or taxes)		-4.66%	3.41%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
G. Thomas Levering	Senior Managing Director, Partner and Global Industry Analyst	Inception (October 21, 2019)
Juanjuan Niska, CFA	Senior Managing Director and Global Industry Analyst	May 1, 2023

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 63

Guardian International Growth VIP Fund

Investment Objective

The Fund seeks total return consisting of long-term capital growth and current income.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.21%
Fee Waiver and/or Expense Reimbursement[1]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.18%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.18% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian International Growth VIP Fund	$120	$381	$662	$1,463

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies, including foreign subsidiaries of U.S. companies. The Fund invests primarily in large-capitalization companies, which J.P. Morgan Investment Management Inc., the Fund's subadviser (the "Subadviser"), defines as companies with market capitalizations similar to companies in the MSCI® Europe, Australasia and Far East ("EAFE®") Growth Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $2.3 billion to $482.4 billion as of March 31, 2023.

64 Prospectus Guardian Variable Products Trust

The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

The Subadviser will generally seek to diversify the Fund's portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. In choosing securities for the Fund, the Subadviser looks for established companies in economically developed countries and may invest up to 15% of the Fund's assets in securities of companies whose principal business activities are located in emerging market countries.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Subadviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The Subadviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

As part of its investment process, the Subadviser seeks to assess the impact of environmental, social and governance ("ESG") factors on the companies in which the Fund invests. The Subadviser's assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund's investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the

Guardian Variable Products Trust Prospectus 65

only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

66 Prospectus Guardian Variable Products Trust

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 21.73% (2nd Q 2020)
Lowest Quarterly Return: -17.27% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	-28.27%	1.79%	5.19%
MSCI® Europe, Australasia and Far East ("EAFE®") Growth Index (reflects no deduction for fees, expenses or taxes)		-22.95%	2.49%	5.34%

Guardian Variable Products Trust Prospectus 67

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. J.P. Morgan Investment Management Inc. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Shane Duffy, CFA	Managing Director, Portfolio Manager	Inception (September 1, 2016)
Thomas Murray, CFA	Managing Director, Portfolio Manager	May 1, 2023
James Andrew, CFA	Managing Director, Portfolio Manager	May 1, 2023

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

68 Prospectus Guardian Variable Products Trust

Guardian International Equity VIP Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.76%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver and/or Expense Reimbursement[1]	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.08%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.08% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian International Equity VIP Fund	$110	$352	$613	$1,360

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants of companies.

The Fund invests principally in common stocks of large- and mid-capitalization foreign companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East ("EAFE® ") Index ("EAFE® Index")

Guardian Variable Products Trust Prospectus 69

at the time of purchase. Schroder Investment Management North America Inc., the Fund's subadviser ("SIMNA"), and Schroder Investment Management North America Limited, the Fund's sub-subadviser ("SIMNA Ltd.") (collectively, the "Subadvisers") select investments for the Fund that they believe are undervalued or have the potential for growth based on their earnings, cash flow, or asset values. Although expected to change frequently, the market capitalization range of the EAFE® Index was approximately $1.5 billion to $459.6 billion as of March 31, 2023.

The Subadvisers will generally seek to diversify the Fund's portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country; or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. In choosing securities for the Fund, the Subadvisers look for established companies in economically developed countries and may invest up to 15% of the Fund's assets in securities of companies whose principal business activities are located in emerging market countries. The Subadvisers generally consider the countries included in the MSCI® Emerging Markets Index to be emerging market countries, but may consider other factors in determining whether an issuer is situated in an emerging market country.

The Subadvisers typically may sell investments when they believe that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

In addition, the Subadvisers incorporate environmental, social and governance ("ESG") factors into their investment process. The Subadvisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company's risk and potential for profitability.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadvisers. There is no guarantee that the Subadvisers' investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. As part of the Fund's investment strategy, the Subadvisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of

70 Prospectus Guardian Variable Products Trust

time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadvisers to have underappreciated earnings growth potential that trade at attractive valuations, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may be more vulnerable to adverse developments than larger companies.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Guardian Variable Products Trust Prospectus 71

Warrants Risk. A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. Warrant holders do not receive dividends or have voting or credit right. A warrant ceases to have value if not exercised prior to its expiration date.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund replaced its subadviser and modified its principal investment strategies as of February 17, 2022. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior subadviser and principal investment strategies.

Annual Returns (by calendar year)

Highest Quarterly Return: 19.14% (4th Q 2022)
Lowest Quarterly Return: -23.54% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian International Equity VIP Fund	9/1/2016	-17.88%	-0.70%	2.08%
MSCI® Europe, Australasia and Far East ("EAFE®") Index (reflects no deduction for fees, expenses or taxes)		-14.45%	1.54%	4.85%

72 Prospectus Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. SIMNA and SIMNA Ltd. serve as the Fund's subadviser and sub-subadviser, respectively. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadvisers	Managed Fund Since
Simon Webber, CFA	Portfolio Manager	February 17, 2022
James Gautrey, CFA	Portfolio Manager	February 17, 2022

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 73

Guardian Balanced Allocation VIP Fund

Investment Objective

The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.86%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.86%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Operation Expenses After Fee Waiver and/or Expense Reimbursement to 0.89% of the Fund's average daily net assets (excluding, if applicable, any fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Balanced Allocation VIP Fund	$89	$278	$482	$1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Wellington Management Company LLP, the Fund's subadviser (the "Subadviser"), seeks to achieve the Fund's objective by investing primarily in a diversified portfolio of equity investments and investment grade fixed income and other debt investments. Under normal circumstances, the Subadviser anticipates that approximately 60-70% of the Fund's assets will be allocated to equity investments and 30-40% of the Fund's assets will be allocated to fixed income and other debt investments. The Fund's assets are allocated among these asset classes based on the Subadviser's assessment of the relative risks and returns of each asset class.

74 Prospectus Guardian Variable Products Trust

The Fund's equity strategy seeks to provide long-term total returns by investing primarily in common stocks and other equity securities of U.S. large-capitalization companies and, to a lesser extent, U.S. small-capitalization and mid-capitalization companies, and foreign companies. The Fund may also invest in exchange-traded funds (ETFs). The Subadviser will allocate the Fund's assets in the equity strategy across a variety of industries, selecting companies in each industry based on the research of the Subadviser's team of global industry analysts. The Fund will typically seek to maintain representation in each major industry represented by broad-based, large-capitalization U.S. equity indices. The Subadviser may invest up to 15% of the Fund's net assets allocated to the equity strategy in securities of foreign issuers and non-dollar denominated securities.

In analyzing a prospective investment for the Fund's equity strategy, the Subadviser employs a "bottom-up" approach, using fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the Subadviser's assessment of a variety of factors, including the company's business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

The Fund's fixed income strategy seeks to provide long-term total returns by investing primarily in a broad range of high-quality U.S. fixed income securities (typically rated AA- or better by S&P Global (Ratings) ("S&P") or Aa3 or better by Moody's Investors Service, Inc. ("Moody's") or its equivalent by any other nationally recognized statistical rating organization ("NRSRO")). The Fund's fixed income investments primarily include U.S. government and agency securities, mortgage-backed and other asset-backed securities, taxable municipal bonds, and investment-grade U.S. dollar-denominated corporate and sovereign debt securities. The Subadviser will not invest the Fund's assets in securities rated below investment grade at the time of purchase or securities denominated in foreign currencies. The Subadviser may invest in fixed income-related derivatives, including, but not limited to futures contracts, forward transactions, options and swap agreements.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Guardian Variable Products Trust Prospectus 75

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed-income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source.

Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its objective, there is a risk that the Fund's allocation between equity and fixed-income asset classes, investments, and/or strategies will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies or funds with more discretion to adjust overall allocations, or that the investments themselves will not produce the returns expected.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may

76 Prospectus Guardian Variable Products Trust

be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the use of options can lower total returns and the Fund's option activities may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associate with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Portfolio Turnover Risk. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed income investments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Guardian Variable Products Trust Prospectus 77

Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Loren L. Moran, CFA	Senior Managing Director, Partner, and Fixed Income Portfolio Manager	Inception (May 1, 2022)
Mary L. Pryshlak, CFA	Senior Managing Director, Partner, and Head of Investment Research	Inception (May 1, 2022)
Jonathan G. White, CFA	Managing Director and Director, Research Portfolios	Inception (May 1, 2022)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

78 Prospectus Guardian Variable Products Trust

Guardian Core Fixed Income VIP Fund

Investment Objective

The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.43%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.52%
Fee Waiver and/or Expense Reimbursement[1]	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%

1   Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.50% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Core Fixed Income VIP Fund	$51	$165	$289	$651

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies

Park Avenue Institutional Advisers LLC (the "Manager") pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in investment grade debt securities. The Fund's debt securities may include without limitation: long- and short-term corporate debt obligations; mortgage-backed, mortgage-related, and other asset-backed securities; convertible bonds; U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

Guardian Variable Products Trust Prospectus 79

The Manager uses bond market sector allocation, comprehensive credit analysis and yield curve positioning to select securities for the Fund. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates. Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 3 and 10 years. Duration is a measure of a bond price's sensitivity to changes in interest rates. The Fund may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. An investment grade security is one that is rated Baa3 and higher by Moody's Investors Service, Inc. or BBB- and higher by Standard & Poor's Ratings Group or, if unrated, has been determined by the Manager to be of comparable quality.

Although the Fund will primarily be invested in domestic securities, up to 20% of the Fund's assets may be invested in foreign debt securities, which may be denominated in foreign currencies. The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may also invest in other investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class. The Manager regularly reviews the Fund's investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or if it considers other investments more attractive.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

80 Prospectus Guardian Variable Products Trust

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other

Guardian Variable Products Trust Prospectus 81

governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Liquidity and Valuation Risk. The Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

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Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
Andrew Liggio, CFA	Managing Director	March 16, 2023
John Gargana	Managing Director	Inception (May 1, 2022)
David Padulo, CFA	Managing Director	Inception (May 1, 2022)
Isaac H. Lowenbraun	Managing Director	Inception (May 1, 2022)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 83

Guardian Core Plus Fixed Income VIP Fund

Investment Objective

The Fund seeks income and capital appreciation to produce a high total return.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver and/or Expense Reimbursement[1]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.81%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.81% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Core Plus Fixed Income VIP Fund	$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 198% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. The Fund may invest up to 20% of its net assets in high-yield fixed income investments (commonly referred to as "high yield" or "junk" bonds). The Fund currently intends to limit such investments to those, at the time of purchase, rated B-/B3 or higher by Moody's Investors Services, Inc., S&P Global Ratings or Fitch, Inc. (or comparably rated by another rating agency), or, if unrated, determined by

84 Prospectus Guardian Variable Products Trust

Lord, Abbett & Co. LLC, the Fund's subadviser (the "Subadviser"), to be of comparable quality. The Fund also may invest in fixed income investments issued by non-U.S. entities but denominated in U.S. dollars, and fixed income investment issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.

The Fund generally invests in the following types of fixed income investments: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; corporate debt securities; mortgage-backed, mortgage-related, and other asset-backed securities; inflation-linked investments (e.g., Treasury Inflation-Protected Securities or "TIPS"); and senior loans, including bridge loans, novations, assignments, and participations.

The Fund may invest in derivatives, including futures, forwards, options, and swaps, for hedging and non-hedging purposes. The Fund may also invest in derivatives to seek to manage portfolio duration, as a substitute for holding, or to adjust exposure to, the underlying asset on which the derivative is based, or for cash management or portfolio management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of commercial mortgage-backed securities), other futures, and/or currency forwards to adjust the Fund's related exposures or for other portfolio management reasons.

The Subadviser attempts to manage the Fund's interest rate risk through the Subadviser's management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration plus or minus two years of the bond market's duration, as measured by the Bloomberg US Aggregate Bond Index (which was approximately 6.26 years as of March 31, 2023).

The Subadviser buys and sells fixed income investments for the Fund using a relative value-oriented investment process, meaning the Subadviser generally seeks more investment exposure to fixed income investments that the Subadviser believes to be undervalued and less investment exposure to fixed income investments that the Subadviser believes to be overvalued. The Subadviser combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Subadviser evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Subadviser employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Subadviser may actively rotate the Fund's sector exposure based on its assessment of relative value.

The Fund may sell a fixed income investment when the Subadviser believes the fixed income investment is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Guardian Variable Products Trust Prospectus 85

Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of

86 Prospectus Guardian Variable Products Trust

trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract of the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed income investments. During periods of deflation, the Fund may receive no income from such investments and the Fund's use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Liquidity and Valuation Risk. The Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), are particularly susceptible to liquidity and valuation risk. The Fund's fixed income investments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower's obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered "securities" and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Guardian Variable Products Trust Prospectus 87

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Quantitative Model Risk. There is no guarantee that the quantitative models used by the Subadviser, and the investments selected based on the models, will produce the desired results. Investments selected using quantitative models may not produce the intended results due to the factors and/or assumptions used in the models, the weight placed on each factor and/or assumption in the models, changing sources of market return, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed income investments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

88 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return: 5.28% (2nd Q 2020)
Lowest Quarterly Return: -5.97% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	-14.25%	-0.30%	-0.11%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		-13.01%	0.02%	0.08%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Lord, Abbett & Co. LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Robert A. Lee	Partner and Co-Head of Taxable Fixed Income	Inception (September 1, 2016)
Kewjin Yuoh	Partner and Portfolio Manager	Inception (September 1, 2016)
Andrew H. O'Brien, CFA	Partner and Portfolio Manager	Inception (September 1, 2016)
Steven F. Rocco, CFA	Partner and Co-Head of Taxable Fixed Income	Inception (September 1, 2016)
Leah G. Traub	Partner and Portfolio Manager	May 1, 2022
Adam C. Castle, CFA	Partner and Portfolio Manager	May 1, 2022
Harris A. Trifon	Managing Director and Portfolio Manager	May 1, 2022

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.
Guardian Variable Products Trust Prospectus 89

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

90 Prospectus Guardian Variable Products Trust

Guardian Multi-Sector Bond VIP Fund

Investment Objective

The Fund seeks to provide a high current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.52%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses[2]	0.90%

1  "Acquired Fund Fees and Expenses" are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

2  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.00% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Multi-Sector Bond VIP Fund	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 182% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments.

The Fund's fixed income investments include: U.S. and foreign corporate debt securities; U.S. government securities and securities of foreign governments (which may include securities issued, guaranteed or otherwise backed by the government or its agencies, instrumentalities or other sponsored enterprises) and supranational entities; U.S. and foreign below investment grade bonds; mortgage- and other asset-backed securities, including collateralized mortgage

Guardian Variable Products Trust Prospectus 91

obligations and collateralized loan obligations ("CLOs"); inflation-linked investments (e.g., Treasury Inflation-Protected Securities or "TIPS"); and cash-equivalent instruments. These investments may also include "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds as well as loans of any maturity and credit quality. The Fund may also invest in convertible securities and warrants. The CLOs in which the Fund invests generally will be investment grade.

The Fund's foreign investments may include debt securities issued by emerging markets countries and companies whose principal business activities are located in emerging market countries. The Fund may, from time to time, invest a substantial portion of its assets in issuers in any country or group of countries. In addition, a substantial portion of the Fund's assets may be invested in agency residential and commercial mortgage- and other asset-backed securities. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds ("ETFs").

Under certain market conditions, the Fund may use futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. Duration is a measure of a bond price's sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

The Fund may invest in investments of any maturity. Park Avenue Institutional Advisers LLC (the "Manager") attempts to manage the Fund's interest rate risk through the Manager's management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration plus or minus two years of the bond market's duration, as measured by the Bloomberg US Aggregate Bond Index (which was approximately 6.26 years as of March 31, 2023). The Fund may invest up to 50% of its net assets in below investment grade securities or unrated securities considered by the Manager to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). An investment is considered below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. or BB+ by Standard & Poor's Ratings Group or Fitch Ratings Inc., or lower or, if unrated, is considered by the Manager to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rates it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Manager allocates the Fund's investments based on its detailed analysis of market, economic, political, and other factors, and of the potential for the various obligations to provide high current income and/or capital appreciation. The Manager selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Manager typically may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the

92 Prospectus Guardian Variable Products Trust

Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Guardian Variable Products Trust Prospectus 93

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund's use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments

94 Prospectus Guardian Variable Products Trust

that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Liquidity and Valuation Risk. The Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower's obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered "securities" and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Guardian Variable Products Trust Prospectus 95

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Warrants Risk. A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. Warrant holders do not receive dividends or have voting or credit right. A warrant ceases to have value if not exercised prior to its expiration date.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 4.89% (2nd Q 2020)
Lowest Quarterly Return: -6.73% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	Since Inception
Guardian Multi-Sector Bond VIP Fund	10/21/2019	-16.20%	-3.24%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		-13.01%	-2.39%

96 Prospectus Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
Andrew Liggio, CFA	Managing Director	March 15, 2021
Robert J. Crimmins	Managing Director	Inception (October 21, 2019)
John Gargana	Managing Director	Inception (October 21, 2019)
David Padulo, CFA	Managing Director	Inception (October 21, 2019)
Isaac H. Lowenbraun	Managing Director	Inception (October 21, 2019)
Demetrios Tsaparas, CFA	Senior Director	Inception (October 21, 2019)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 97

Guardian Short Duration Bond VIP Fund

Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.58%
Fee Waiver and/or Expense Reimbursement[1]	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.50% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Short Duration Bond VIP Fund	$51	$180	$320	$729

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Park Avenue Institutional Advisers LLC (the "Manager") pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in debt securities. The Fund's debt securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs) and

98 Prospectus Guardian Variable Products Trust

collateralized loan obligations (CLOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

The Manager uses bond market sector allocation, comprehensive credit analysis, and yield curve positioning to select securities for the Fund. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates. Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 1 and 3 years and its average maturity is expected to be between 1 and 3 years. Duration is a measure of a bond price's sensitivity to a given change in interest rates. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment grade debt markets. The Fund may invest up to 20% of its total assets in below investment grade debt securities (commonly known as "high-yield" securities or "junk" bonds). An investment is considered below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. or BB+ by Standard & Poor's Ratings Group or Fitch Ratings, Inc., or lower or, if unrated, is considered by the Manager to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rate it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

Although the Fund will primarily be invested in domestic securities, up to 20% of the Fund's assets may be invested in foreign debt securities, which may be denominated in foreign currencies. The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may invest in other investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class. The Manager regularly reviews the Fund's investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or other investments are considered more attractive.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Guardian Variable Products Trust Prospectus 99

Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

100 Prospectus Guardian Variable Products Trust

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Liquidity and Valuation Risk. The Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

New/Small Fund Risk. The Fund has limited or no operating history and may initially operate with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Guardian Variable Products Trust Prospectus 101

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Performance

No performance history is presented for the Fund because it does not yet have a full calendar year of performance. Updated performance information will be available at www.guardianlife.com or by calling the phone number on the back of the Prospectus.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
Andrew Liggio, CFA	Managing Director	March 16, 2023
John Gargana	Managing Director	Inception (May 1, 2022)
Isaac H. Lowenbraun	Managing Director	Inception (May 1, 2022)
Martin Vernon	Managing Director	Inception (May 1, 2022)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

102 Prospectus Guardian Variable Products Trust

Guardian Total Return Bond VIP Fund

Investment Objective

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	0.82%
Fee Waiver and/or Expense Reimbursement[2]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%

1  "Acquired Fund Fees and Expenses" are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

2  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.79% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Total Return Bond VIP Fund	$83	$261	$454	$1,013

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 154% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments.

Guardian Variable Products Trust Prospectus 103

The Fund's fixed income investments include: corporate debt securities, including below investment-grade or high-yield investments; mortgage-backed and other asset-backed securities, including commercial mortgage-backed securities and collateralized loan obligations ("CLOs"); securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises; securities issued or guaranteed by a foreign government, its agencies or instrumentalities, including debt securities issued by emerging market countries; inflation-linked investments (e.g., Treasury Inflation-Protected Securities or "TIPS"); and senior loans, including bridge loans, novations, assignments, and participations. The CLOs in which the Fund invests generally will be investment grade.

The Fund may invest a substantial portion of its assets in agency residential and commercial mortgage-backed securities, including collateralized mortgage obligations, and other asset-backed securities.

The Fund may invest in any type of debt instrument, including "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds. The Fund may invest in convertible securities. The Fund also may invest in fixed income investments issued by foreign entities, denominated in U.S. dollars and other currencies. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds ("ETFs").

Under certain market conditions, the Fund may use futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. Duration is a measure of a bond price's sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

The Fund may invest in securities of any quality, and may invest up to 20% of its net assets in below investment grade securities or unrated securities considered by Park Avenue Institutional Advisers LLC (the "Manager") to be of comparable quality (commonly referred to as "high yield" or "junk bonds"). An investment is considered below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. or BB+ by Standard & Poor's Ratings Group or Fitch Ratings, Inc., or lower or, if unrated, is considered by the Manager to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rates it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Manager attempts to manage the Fund's interest rate risk through the Manager's management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration plus or minus two years of the bond market's duration, as measured by the Bloomberg US Aggregate Bond Index (which was approximately 6.26 years as of March 31, 2023).

The Manager applies an active top-down and bottom-up analysis to construct the Fund's investment portfolio. The Manager uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Manager selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Manager may actively rotate the Fund's exposure to various fixed income asset classes based on its assessment of relative value. The Fund generally will sell an investment when the Manager believes the investment is less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons (such as to adjust the portfolio's average maturity or duration).

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

104 Prospectus Guardian Variable Products Trust

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Guardian Variable Products Trust Prospectus 105

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund's use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Liquidity and Valuation Risk. The Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including

106 Prospectus Guardian Variable Products Trust

thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower's obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered "securities" and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

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Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 4.21% (2nd Q 2020)
Lowest Quarterly Return: -6.00% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	Since Inception
Guardian Total Return Bond VIP Fund	10/21/2019	-15.36%	-3.31%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		-13.01%	-2.39%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
Andrew Liggio, CFA	Managing Director	March 16, 2023
Robert J. Crimmins	Managing Director	Inception (October 21, 2019)
John Gargana	Managing Director	Inception (October 21, 2019)
David Padulo, CFA	Managing Director	Inception (October 21, 2019)
Isaac H. Lowenbraun	Managing Director	Inception (October 21, 2019)
Demetrios Tsaparas, CFA	Senior Director	Inception (October 21, 2019)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

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Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

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Guardian U.S. Government Securities VIP Fund

Investment Objective

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.47%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.83%
Fee Waiver and/or Expense Reimbursement[1]	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.75% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian U.S. Government Securities VIP Fund	$77	$257	$453	$1,018

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in U.S. government securities. These investments include U.S. Treasury securities or other securities issued, guaranteed or otherwise backed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises, including bonds, notes, mortgage-backed securities and other fixed-income or debt instruments. These investments may also include securities issued by U.S. government agencies that are not

110 Prospectus Guardian Variable Products Trust

backed by the full faith and credit of the U.S. government. In addition to mortgage-backed securities, the Fund may invest in other types of asset-backed securities, including commercial mortgage-backed securities, collateralized mortgage obligations and collateralized loan obligations ("CLOs"). The CLOs in which the Fund invests generally will be investment grade. The Fund may also invest in corporate debt securities and inflation-linked securities (e.g., Treasury Inflation-Protected Securities or "TIPS").

Under certain market conditions, the Fund may use futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. Duration is a measure of a bond price's sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

Park Avenue Institutional Advisers LLC (the "Manager") attempts to manage the Fund's interest rate risk through the Manager's management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration of plus or minus two years of the duration of the U.S. government securities market, as measured by the Bloomberg US Intermediate Government/Mortgage Total Return Index (which was approximately 4.66 years as of March 31, 2023).

The Manager applies an active top-down and bottom-up analysis to construct the Fund's investment portfolio. The Manager uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Manager selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Manager may actively rotate the Fund's exposure to various fixed income asset classes based on its assessment of relative value.

The Fund generally will sell an investment when the Manager believes the investment is less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons (such as to adjust the portfolio's average maturity or duration).

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the fixed income market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Manager. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and

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credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

Collateralized Loan Obligation Risk. Collateralized loan obligations ("CLOs") bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the

112 Prospectus Guardian Variable Products Trust

Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund's use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 3.80% (1st Q 2020)
Lowest Quarterly Return: -4.19% (1st Q 2022)

Guardian Variable Products Trust Prospectus 113

Average Annual Total Returns (for the periods ended December 31, 2022)

Fund	Inception	1 Year	Since Inception
Guardian U.S. Government Securities VIP Fund	10/21/2019	-8.28%	-1.85%
Bloomberg US Intermediate Government/Mortgage Total Return Index* (reflects no deduction for fees, expenses or taxes)		-9.61%	-1.96%
Bloomberg Intermediate US Government Bond Index (reflects no deduction for fees, expenses or taxes)		-7.73%	-1.27%

*  The Bloomberg US Intermediate Government/Mortgage Total Return Index (the "Total Return Index") replaced the Bloomberg Intermediate US Government Bond Index as the Fund's primary benchmark as of October 1, 2022. The Total Return Index was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
Andrew Liggio, CFA	Managing Director	March 16, 2023
John Gargana	Managing Director	Inception (October 21, 2019)
Isaac H. Lowenbraun	Managing Director	Inception (October 21, 2019)
Demetrios Tsaparas, CFA	Senior Director	Inception (October 21, 2019)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

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Additional Information about the Funds

The Funds are series of Guardian Variable Products Trust, a Delaware statutory trust established on January 12, 2016 (the "Trust"). Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (the "1940 Act"), and is classified as a "diversified company" for purposes of the 1940 Act. Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a "Contract").

Although the Funds are designed to serve as a component of a broader investment portfolio, no single Fund should be considered to constitute a complete investment program.

Fundamental Investment Policies: The fundamental investment policies set forth in the Funds' Statement of Additional Information ("SAI") may not be changed without shareholder approval.

Investment Objectives and Principal Investment Strategies: The investment objective(s) and principal investment strategies inform you of each Fund's goal and the investment methods and techniques the Manager or Subadvisers (as defined below) intend to employ in investing your money. There is no guarantee that a Fund will achieve its respective investment objective(s). The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. To the extent practicable, shareholders will receive at least 60 days' prior notice of a change in a Fund's investment objective. The Board and/or the Manager may change other non-fundamental policies as well as the Fund's investment strategies without shareholder approval.

Other Investment Policies: Should a Fund's name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund's policy of investing, under normal circumstances, "at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment)" may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days' notice prior to the effectiveness of the change.

For a Fund with an 80% policy described above, the Manager or Subadviser (as applicable) will consider, for purposes of determining compliance with such Fund's 80% policy, the investment policies and/or principal investment strategies of the underlying funds in which the Fund, from time to time, may invest. Certain Funds may invest their assets in exchange-traded funds ("ETFs") that invest in similar securities or instruments as the Funds. A Fund may count such securities or instruments towards various guideline tests, including the test with respect to 80% of the Fund's net assets as described above.

Additional Information Regarding Investment Strategies and Risks

Information about each Fund's principal investment strategies and principal risks is provided in the relevant summary section for each Fund. Below is additional information, describing in greater detail the principal investment strategies and practices as well as principal and certain non-principal risks for the Funds. The Funds may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described below to different degrees. The Funds' investment policies, limitations and other guidelines apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy, limitation or guideline at the time the investment was made but subsequently do not meet the investment policy, limitation or limitation.

The Funds may hold investments and engage in investment practices that are not part of their principal investment strategies. An investment or type of security specifically identified in the summary prospectus for a Fund is an instrument or type of security that may be a principal investment for the Fund. Further information is provided in the SAI, which you may find helpful to your investment decision. An investment or type of security only identified in the SAI typically is treated as a non-principal investment for a Fund. The fact that a particular risk was not listed as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities or investments that give rise to that risk. The following information is provided in alphabetical order and not necessarily in order of importance.

Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, and labor and public health conditions around the world, the risks below (including the risks related to investing in fixed-income instruments) are heightened significantly compared to normal conditions. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

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Active Management Risk. The Funds are subject to management risk because they are actively managed investment portfolios. In making investment decisions for a Fund, the Manager or Subadviser (as applicable) or each individual portfolio manager will apply investment techniques, judgment and risk analyses about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund. However, there can be no guarantee that these will produce the desired results and, as a result, a Fund may fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may negatively affect the investment techniques available to the Manager or Subadviser (as applicable) and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Each Fund may engage in active and frequent trading of portfolio securities. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

To the extent a Subadviser may give consideration to certain environmental, social, and/or governance ("ESG") factors when evaluating an investment opportunity, a Fund may underperform funds that do not consider ESG factors in the investment process. ESG information and data may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors deemed by the Subadviser to be relevant to a particular investment. Investing on the basis of ESG factors is qualitative and subjective by nature and there is no guarantee that the ESG criteria utilized will reflect the beliefs or values of any particular investor. The consideration of ESG criteria may adversely affect the Fund's performance.

Allocation Risk. To the extent a Subadviser uses an allocation strategy in pursuit of a Fund's investment objective, the Fund is subject to risks resulting from the Subadviser's allocation decisions, notably the risk that the Fund's allocation between asset classes (such as equity and fixed-income), investments, and/or strategies will be unsuccessful. As a result, the Fund's ability to achieve its investment objective depends in part on the Subadviser's skill in determining and adjusting the Fund's allocation. With an allocation strategy, the amount of assets allocated to various asset classes, investments, and/or strategies may change over time, and such changes could cause the Fund's shares to lose value (for example, as a result of allocations to an underperforming asset class) or cause the Fund to underperform other funds with similar investment objectives and/or strategies or funds with more discretion to adjust overall allocations. In addition, there is a risk that the allocations and investments themselves will not produce the returns or exposure expected or desired.

Concentration Risk. Guardian Global Utilities VIP Fund will concentrate (invest at least 25% of its total assets) in securities of companies in the utilities group of industries. Concentrating investments in the utilities group of industries increases the risk of loss because the stocks of many or all of the companies in the utilities group of industries may decline in value due to developments adversely affecting the utilities industry, including but not limited to, supply and/or demand for services or fuel, financing costs, governmental regulation, economic conditions, competitive pressures due to deregulation, increased sensitivity to the cost of energy production, and environmental factors such as conservation of natural resources. In addition, a Fund that is concentrated in an industry or group of industries will be particularly susceptible to these types of developments and may have performance that is more volatile than the performance of funds that invest more broadly. Furthermore, investors may buy or sell substantial amounts of a Fund's shares in response to factors affecting or expected to affect the industry or group of industries, resulting in substantial inflows or outflows of cash into and out of the Fund. Such inflows or outflows could affect management of the Fund adversely to the extent that they cause the Fund's cash position or cash requirements to exceed normal levels.

Collateralized Loan Obligation Risk. A collateralized loan obligation ("CLO") is an asset-backed security whose underlying collateral is a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs bear many of the same risks as other asset-backed securities, including interest rate risk, liquidity and valuation risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults, and such losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A Fund's investment in a CLO may decrease in value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class, particularly during periods of economic downturn. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

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Convertible Securities Risk. Convertible securities are fixed income securities, preferred equity securities or other securities that are convertible into or exercisable for preferred or common stocks of the issuer at either a stated price or a stated rate. Convertible securities are subject to the risks of both debt and equity securities. The market value of a convertible security performs similarly to a regular debt security, but because a portion of the convertible security's value is based on stock into which it may be converted, a convertible security is also subject to the same types of market, issuer and other risks that apply to the underlying stock. For example, if market interest rates rise, the value of a convertible security usually falls. As the market price of the underlying stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. It therefore may not decline in price to the same extent as the underlying stock. In the event of a liquidation of the issuing company, holdings of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. As a result, the issuer's convertible securities generally entail less risk than its common stock, but more risk than its debt obligations. Convertible securities may be lower-rated securities subject to significant credit risk and may be adversely impacted by changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Additionally, a convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund's ability to achieve its investment objective. A convertible security generally has less potential for gain than the underlying stock and the value of a convertible security may be more volatile than the value of non-convertible securities.

Counterparty Risk. The counterparty with which a Fund conducts transactions (or that guarantees investments or agreements that the Fund owns or is otherwise exposed to) may be unwilling or unable (or perceived to be unwilling or unable) to honor its obligations under the terms of a transaction or agreement, such as timely principal, interest or settlement payments. As a result, the Fund may be unable to recover its investment, may only recover a portion of its investment, or may have any recovery delayed, which may adversely affect the Fund. These risks may be greater if a Fund engages in over-the-counter ("OTC") transactions. The extent of counterparty risk generally varies based on the terms of the particular security or transaction as well as the financial condition of the counterparty. The Funds bear the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit Risk. An issuer or guarantor of a fixed-income or debt investment or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement) might be unable or unwilling (or perceived to be unwilling or unable) to meet its financial obligations and might not make interest or principal payments on an investment when those payments are due. Defaults may reduce the Fund's income and may reduce the value of the fixed-income investment itself, sometimes dramatically. Although credit quality may not accurately reflect the true credit risk or liquidity of an investment, a change in the credit quality rating of an investment or an issuer can have a rapid, adverse effect on the investment's price and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The credit quality of an investment can change rapidly in certain market environments, particularly during periods of high market volatility, greater economic uncertainty, or downturn, and the default of a single holding could cause a significant deterioration in the Fund's net asset value ("NAV"). The issuer of a fixed-income or debt investment (or the borrower or counterparty to certain repurchase agreements or derivatives instruments) may be unable to meet its financial obligations (e.g., may be unable to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. Moreover, in a rising interest rate environment, the risk that an issuer or guarantor may default on its obligations is heightened. As a result, a Fund may not receive the full amount that it is entitled to receive.

Even though certain fixed-income or debt investments (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such investments, or that such collateral could be liquidated efficiently in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize.

Credit quality is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. The degree of credit risk depends on the particular investment and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. The fixed-income or debt investments (such as fixed-income or debt securities or obligations and debt investments) in which a Fund may invest may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a Nationally Recognized Statistical Rating Organization (each, a "Rating Agency"). In addition, a Fund may invest in investments, which have not been rated by a Rating Agency, in which case their suitability for investment is determined by the Manager or Subadviser (as applicable) in reference to investments of comparable quality which are not unrated.

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Ratings are provided by Rating Agencies, each of which specialize in evaluating credit risk. However, there is no guarantee that a highly-rated debt investment will not default or be downgraded. Each Rating Agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. For example, high quality debt investments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager or Subadviser (as applicable). Investment grade debt investments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager or Subadviser (as applicable). High yield debt securities (which may be referred to as "junk bonds") are those rated lower than Baa by Moody's, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer's ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch, or Caa for Moody's, indicate a current vulnerability for default. Ratings below those levels indicate a higher vulnerability to default or default itself. Ratings of CCC to C for S&P indicate different degrees of vulnerability to default. A rating of D for S&P indicates that the security has defaulted. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may at times be exposed to heightened levels of credit or liquidity risk or may be downgraded.

More complete ratings tables and further information regarding the ratings of the most commonly used Rating Agencies (Fitch, S&P and Moody's) and each of their categories of investment grade debt and non-investment grade debt are included in Appendix A of the SAI.

Depositary Receipts Risk. A Fund may hold the equity securities of foreign companies in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange (such as the New York Stock Exchange). EDRs and GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank.

Depositary receipts may be sponsored or unsponsored. In a sponsored program, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

ADRs, EDRs and GDRs are subject to the same risks as direct investment in foreign securities and may present significant downside risk relative to their underlying securities, including being less liquid and more volatile. In addition, holders of certain depositary receipts may have limited voting rights, may not be afforded other rights typical of a shareholder in the event of a corporate action, and may experience difficulty in receiving company stockholder communications. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. The securities underlying depositary receipts in which a Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. As a result, a Fund with investments in ADRs, EDRs or GDRs may be exposed to foreign currency risk. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs, EDRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a Fund. The issuers of depository receipts may discontinue issuing new depository receipts and withdraw existing depository receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund any may negatively affect the Fund's performance.

Derivatives Risk. Derivatives are instruments whose values are tied to the value of another underlying instrument, including an individual security or asset, a group of assets, an interest rate, exchange rate, currency, benchmark, or index. A Fund may or may not hold the underlying instrument on which the value of a derivative is based. Derivatives (including short exposures through derivatives) may be riskier than other types of investments and may expose a Fund to higher levels of leverage or volatility than if it were to invest in (or short) the underlying instrument or instruments directly, especially in unusual or extreme market conditions. Derivatives may experience large, sudden or unpredictable changes in

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liquidity and may be difficult to sell or unwind. Derivatives may also create leverage risk, creating potentially unlimited investment exposure, and further exposing a Fund to higher levels of volatility. A Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying asset on which the value of a derivative is based. A small change in the value of the instruments or reference assets underlying a derivative may result in disproportionate losses to the Fund.

Derivatives include options, forwards, futures contracts, options on futures contracts, swaps (such as currency, interest rate, security, index, consumer price index, credit default, mortgage default, equity and total return swaps), options on swaps, caps, collars, floors, repurchase and reverse repurchase agreements and other financial instruments. Derivatives may be difficult to value and may expose a Fund to risks of mispricing, especially if the market for such instruments becomes illiquid. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make payments of variation (or mark-to-market) margin and settlement payments in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it could have to sell portfolio securities to meet such requirements at a time when it is disadvantageous to do so. The absence of liquidity generally would also make it more difficult for the Fund to ascertain a market value for such instruments.

Derivatives contracts that are privately negotiated in the OTC market (such as forwards and certain swaps), are particularly susceptible to counterparty risk, meaning that contract performance depends on the counterparty to the contract satisfying the contract's obligations, including making payments owed to a Fund. If the financial condition of the counterparty declines, or if the counterparty is otherwise unable or unwilling to perform the contract, a Fund may not receive such payments or such payments may be delayed, and the value of the contract would likely decline, potentially resulting in losses to a Fund. OTC contracts may require a Fund to make periodic payments, thereby acting as leverage. Standardized, exchange-traded derivatives are less subject to counterparty risk but are subject to the credit risk of the exchange itself or the related clearing broker and the ability of the exchange or broker to perform any required obligations. Central clearing is intended to reduce counterparty credit risk and to increase liquidity but does not make derivatives risk free.

Derivatives transactions also are subject to legal risk, including risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Participation in derivatives transactions requires specialized skills, which may be different from those needed for other types of transactions, and derivatives may not perform as expected by a Subadviser. For example, if a Subadviser incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, a Fund might have been in a better position if the Fund had not entered into such derivative transaction. To the extent derivatives are used for hedging purposes, a Fund would be subject to the risk that the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, derivatives are subject to extensive, nascent, and changing government regulation, which may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. For example, under the SEC rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, funds must trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, limit the Funds' ability to employ certain strategies that use these instruments and/or adversely affect a Fund's performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Forward contracts, unlike exchange-traded futures contracts, are privately negotiated and, thus, are particularly subject to counterparty risk. A Fund's ability to close out of a forward or futures contract position is dependent on the liquidity of the forward or futures market. These contracts are subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Forwards and futures contracts may be used to attempt to reduce fluctuations in the value of the asset or currency by allowing a Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time. However, when used for this purpose, these contracts can have the effect of minimizing opportunities for gain or incurring a loss for a Fund.

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Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. A purchased option may subject a Fund to the risk of losing the premium it paid to purchase the option if the option were allowed to expire without being sold or exercised or if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). A sold option exposes a Fund to the significant risks of adverse price movements, notably if the price of the underlying asset decreases or remains the same (for a put option) or increases or remains the same (for a call option). Options are subject to the risk of imperfect correlation between the change in market value of the underlying asset and the option, which may cause a given transaction to fail to achieve its objective. In addition, the effectiveness of options is subject to a Subadviser's ability to predict correctly future price fluctuations. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund. Options can be subject to liquidity risk and selling options can subject a Fund to leverage.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Swaps may be standardized and exchange-traded or traded OTC. Swaps may involve the exchange of a wide array of returns, including, but not limited to, the returns on foreign currency investments, on a "basket" of securities representing a certain index or benchmark, or those of specific interest rates. Although centrally cleared and exchange-traded swaps may be exposed to decreased counterparty risk and increased liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Additionally, the Commodity Futures Trading Commission and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on swaps, which may result in a Fund and its counterparties posting higher margin amounts for swaps. Swaps are generally subject to heightened liquidity and valuation and credit risk and the risk of losses if the underlying asset or reference does not perform as anticipated.

Dividend-Paying Stock Risk. A Fund's strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies are not required to continue to pay dividends on these stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies' dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund's investment criteria (as described in the Fund's principal investment strategies) or dividend-paying stocks generally may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer's ability to declare and pay dividends, which would affect the Fund's performance and ability to generate income.

Emerging Markets Risk. The risks of foreign investments are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, recordkeeping and financial reporting standards and requirements comparable to those to which companies in developed countries are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging market countries may also face other significant internal or external risks, such as the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities

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markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Fund's investments in these countries or regions. National policies (including sanctions programs) that may limit a Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors. Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.

Environmental, Social and Governance (ESG) Considerations Risk. The ESG considerations assessed as part of a research process to implement a Fund's investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The incorporation of ESG factors may affect a Fund's exposure to certain issuers or industries and may not work as intended. To the extent a Subadviser may give consideration to certain ESG factors when evaluating an investment opportunity, it may impact a Fund's performance and there is no guarantee that the consideration of ESG factors will result in better performance. ESG information and data may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors deemed by the Subadviser to be relevant to a particular investment. Investing on the basis of ESG factors is qualitative and subjective by nature and there is no guarantee that the ESG criteria utilized will reflect the beliefs or values of any particular investor. The consideration of ESG criteria may adversely affect a Fund's performance.

Equity Securities Risk. Stock markets are volatile and an investment in equity securities is generally more volatile than an investment in a fixed-income investment. The value of equity securities may change rapidly and unpredictably in response to many factors, including real or perceived changes in an issuer's historical and prospective earnings, the value of its assets, general economic conditions, interest rates, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. A Fund may invest in either common or preferred stock, each of which carries different levels of risk. Common stocks generally represent the riskiest investment in an issuer and preferred stocks generally rank junior to an issuer's debt with respect to dividends, which the issuer may or may not declare. In addition, preferred stock may be subject to factors affecting equity and fixed-income securities, including changes in interest rates and an issuer's credit. The value of preferred stock tends to vary more with fluctuations in the underlying common stock than with changes in interest rates. The Fund's investments in preferred stock may lose value if dividends are not paid. Generally, preferred stock does not carry voting rights. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time. The value of a warrant or right does not necessarily change with the value of the underlying securities and a Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant's or right's expiration date. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Foreign Investment and Currency Risk. Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, may involve additional risks relating to market, economic, political, regulatory, or other conditions relative to investments in U.S. companies or companies with

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predominant exposure to the U.S. market. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, in June 2016, the citizens of the United Kingdom ("UK") voted in a referendum to exit the European Union ("EU") (referred to as "Brexit"). On January 31, 2020, the UK officially withdrew from the EU. The UK and the EU signed a trade agreement on December 30, 2020, which was ratified on May 1, 2021 by the EU Parliament. Notwithstanding this agreement, there is likely to be considerable uncertainty as to the UK's post-transition framework, and the framework will likely continue to develop as the UK continues to negotiate different aspects of the trading arrangement. Although the effects of Brexit on the UK, EU and the broader global economy are unknown at this time, such effects can be significant and have resulted in ongoing market volatility, potentially lower economic growth, fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of a Fund's assets are subject. These and other geopolitical developments, including ongoing conflict in Europe, could negatively impact the value of a Fund's investments. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other similar measures (such as trade barriers) by the United States or other governments and supranational organizations. The severity and type of sanctions and other trade restrictive measures, including retaliatory actions such as counter-sanctions, that may be imposed could vary broadly and their impact is impossible to predict. The imposition of such measures could, among other things, cause a decline in the value and liquidity of securities issued by the sanctioned country or companies that are located in or economically tied to the sanctioned country, devaluation of currency, and increased market volatility both in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact a Fund's liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice. There may also be difficulty in invoking legal protections across borders and a Fund's legal recourse may be limited. For example, even in instances when an investment is backed by the full faith and credit of a foreign government, it may be difficult for a Fund to pursue its rights against the foreign government. Foreign markets are generally smaller and less liquid than developed markets, which can cause difficulties in transacting in and valuing securities as well as the potential for relatively small transactions in certain securities to have a disproportionately large effect on the price and supply of securities. In addition, special tax considerations could apply to foreign investments.

If the U.S. or an international organization imposes economic sanctions against a foreign government or issuers, a Fund's investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes as well as higher transaction costs. These factors can make foreign investments particularly volatile and illiquid. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. As markets and economies throughout the world become increasingly interconnected, conditions or events in one market, country or region may adversely impact investments or issuers in other markets, countries or regions. In addition, foreign investments may be subject to the risks associated with changes in global or regional trade, economic, tax or other similar policies.

Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. Additionally, to the extent that the underlying securities held by a Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed foreign market). Exchange rate movements can be significant over short periods for a number of reasons and can persist for prolonged periods of time, and may adversely affect the value of a Fund's investments. Funds that may hold short currency positions may be exposed to the risks of adverse price movements associated with all short sales. Certain countries aim to fix or peg the exchange rates of their currencies against other countries' currencies (the reference currency), rather than allowing them to fluctuate purely based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and so may experience sudden and significant decline in value if the reference currency does. A country also may manage its currency exchange, establishing either minimum or maximum exchange rates against its reference currency. There is no guarantee that these currency controls will remain in place,

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and sudden changes to a currency control regime may result in a Fund incurring large losses from sudden and extreme exchange rates movements, which may adversely impact a Fund's returns.

Geographic Focus Risk. Focusing the investments of a Fund in issuers located in a single country, limited number of countries, or particular geographic region, will subject the Fund, to a greater extent than if investments were less focused, to risk that economic, political, social, or other conditions in such countries or regions will have an adverse impact on the Fund's performance. Such concentration may expose the Fund to greater volatility than a less geographically concentrated portfolio.

High-Yield Fixed-Income Investment Risk. High-yield fixed-income or debt investments (which may also be known as "junk bonds") are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed. These investments are considered primarily speculative in nature with respect to the issuer's continuing ability to make principal and interest payments, and are subject to greater risks than higher-rated fixed-income investments, particularly credit and liquidity and valuation risk. Junk bonds are often issued by smaller, less creditworthy companies or by highly levered companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. In addition, the market for high-yield fixed-income or debt investments may be thinner and less active than the market for higher-rated investments, and the prices of these investments may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. As a result, a Fund may be unable to sell such investments at an advantageous time or price. Accordingly, the performance of a Fund that invests in such securities and a shareholder's investment in a Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. The risks associated with high-yield fixed-income or debt investments are heightened during times of weakening economic conditions or changing interest rates. Credit spreads (i.e., the difference in yield between municipal bonds that is due to differences in their credit quality) may increase when the market believes that municipal bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund's municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities, and corresponding reductions in market value will generally be greater for longer-maturity securities. High-yield municipal bonds generally are subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Fund may incur additional expenses in seeking recovery. The high-yield municipal bonds in which a Fund may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds, which may adversely affect the value of these investments.

Inflation Risk. A Fund's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the assets adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund's assets can decline as can the value of the Fund's distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. In addition, this risk may be significantly elevated compared to normal conditions because of monetary policy measures and the current interest rate environment and level of government intervention and spending.

Inflation-Linked Investments Risk. The value of inflation-linked fixed-income investments and inflation protected securities generally fluctuates in response to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation protected securities. Although the principal value of inflation protected securities declines in periods of deflation, holders at maturity typically receive no less than the par value of the bond. However, if a Fund purchases inflation protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds an inflation protected security, a Fund may earn less on the security than on a conventional bond. As a result, the market for such securities may be less developed or liquid, and more volatile, than the markets for certain other fixed-income investments. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-linked fixed-income investments may experience greater losses than other fixed-income investments with similar durations.

Initial Public Offering Risk. Securities offered in equity IPOs may be more volatile than other equity securities, may decline shortly in value after the IPO, and may have a magnified impact on performance if a Fund's asset base is relatively small. Securities in IPOs have no trading history, and information about the issuers may only be available for limited

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periods. The issuers in IPOs may operate in emerging industries. A Fund may hold securities purchased in IPOs for a short period of time, which may increase turnover and transaction costs. In addition, securities issued in IPOs may experience a significant decrease in value shortly after issuance if demand does not sufficiently support the offering. There can be no assurance that securities issued in IPOs will be available to a Fund in sufficient volume.

Interest Rate Risk. Fixed income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect a Fund's investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and a Fund's investments. Fixed income investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of investments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. A Fund may be unable to hedge against changes in interest rates or may choose not to do so for cost or other reasons. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield on other less favorable terms, and therefore might not benefit from any increase in value as a result of declining interest rates (known as "call risk"). During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected (known as "prepayment risk"), which could cause a Fund to be unable to recoup the full amount of its initial investment and/or cause a Fund to reinvest in lower-yielding securities, thereby reducing the Fund's yield or otherwise adversely impacting the Fund. During periods of rising interest rates, issuers of debt securities may pay principal later or more slowly than expected, which may reduce the value of a Fund's investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested (known as "extension risk"). In addition, any hedges against interest rate changes may not work as intended.

Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. A Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Many factors can cause interest rates to change, such as central bank monetary policies, inflation rates, general economic conditions and expectations. Government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect a Fund and a Fund's investments. As a result of any changes in interest rates, a Fund may experience higher than normal redemptions and may be forced to sell investments during periods of reduced market liquidity at unfavorable prices in order to meet fund redemption obligations. In addition, regulations applicable to broker-dealers and changing business of market makers may result in these market participants restricting their activities, leading to reduced levels in the capacity of these market makers to engage in fixed-income trading and, as a result, reduced dealer inventories of fixed-income investments. Changes in fixed income or related market conditions, including the potential for changes to interest rates and negative interest rates, may expose fixed income or related markets to heightened volatility and reduced liquidity for Fund investments. As a result, certain fixed income and debt investments may be particularly subject to reduced liquidity and increased volatility. A Fund that invests in derivatives tied to fixed income or related markets may be more substantially exposed to these risks than a fund that does not invest in such derivatives.

Investing in China Risk. Investing in China comes with a higher degree of risk not typically associated with investing in other more established economies or securities markets. A Fund's investments in China may be impacted by the economic, political, diplomatic and social conditions within China. Investments in China may also be impacted by geopolitical developments such as China's posture regarding Hong Kong and Taiwan, international scrutiny of China's human rights record, and competition between the United States and China. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies. The economy of China is particularly vulnerable to the region's dependence on exports and international trade. The aforementioned geopolitical developments may trigger sanctions by governmental entities, the institution of tariffs, a significant reduction in international trade, the oversupply of certain goods, and other events that are difficult to predict and could have a negative impact on the Fund's performance, to include a loss incurred from a forced sale.

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Investments in China are subject to the risk of confiscatory taxation, expropriation of assets, nationalization, frequent changes in the law, and imperfect information because companies in China may not be subject to th same financial reporting standards as U.S. companies. Chinese operating companies sometimes rely on variable interest entity ("VIE") structures to raise capital from non-Chinese investors. A China-based operating company may establish an entity (typically offshore) that enters into contracts with the Chinese company for the purpose of providing investors exposure to the Chinese operating company. The offshore entity then issues shares that are sold to the public, including non-Chinese investors (such as the Fund). These shares are not equity ownership interests in the Chinese operating company and the ability of the offshore entity to control the Chinese operating company are limited. Investments in VIE structures are subject to the same risk as investments in China. Additionally, there is uncertainty related to the Chinese taxation of VIE structures and the Chinese government may take positions that result in increased tax liability. If any of the risks materialize, the liquidity and value of these investments could be adversely affected and cause significant losses with no recourse available.

Investment Style Risk. A Fund's investment style may shift in and out of favor for reasons including market and economic sentiment and conditions. A Fund may underperform other funds that pursue different investing styles or invest more broadly. "Growth" investing involves a focus on investing in companies that a Subadviser believes have the potential for above-average or rapid growth. The stock of growth companies may be subject to greater price volatility risk than "undervalued" companies because, among other things, they are particularly sensitive to investor perceptions regarding the issuer's growth potential. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, the price of the companies' stocks may decline even if earnings increase. Additionally, many companies in certain market sectors are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which could increase the volatility of these companies' securities prices and have an adverse impact upon the companies' future growth and profitability.

"Value" investing involves a focus on investing in companies that a Subadviser believes may be undervalued (i.e., the Subadviser considers the company's stock to be trading for less than its intrinsic value). However, the intrinsic value of a company is subjective, and a Subadviser's processes for determining value will vary. Value investing is subject to the risk that the market will not recognize a security's intrinsic value or that a stock considered to be undervalued may be appropriately priced.

Issuer Risk. The value of a security or investment may decline for reasons directly related to the issuer of the security or investment, such as management, performance, financial leverage, reduced demand for the issuer's goods or services, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, and corporate restructurings. In addition, political, regulatory, economic and other conditions may adversely affect an issuer. The price of securities of smaller, lesser-known issuers can be more volatile than the price of securities of larger issuers or the market in general. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. A change in an issuer's credit rating or perceived creditworthiness or financial condition may also adversely affect the value of the issuer's securities.

Large-Capitalization Company Risk. Large-capitalization companies may have more stable prices than small- or mid-capitalization companies, but still are subject to equity securities risk. These companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies and may underperform other segments of the market. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations, particularly during periods of economic expansion. Although large-capitalization companies may provide relative stability and low volatility, the Fund's value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Leverage Risk. The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements than if it had not been leveraged.

Liquidity and Valuation Risk. Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments. A Fund may invest in illiquid investments or securities that become illiquid after purchase, or an investment may be subject to a restriction on

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resale. Certain securities and other investments may be less liquid than others and certain investments may become less liquid or illiquid in response to adverse market developments, economic distress, negative investor perceptions, a drop in overall market trading volume, an inability to find a willing buyer, legal restrictions on the securities' resale, or when prices of securities are negatively impacted by rapid or unexpected changes in interest rates. As a result, a Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash for investment purposes, a Fund may be forced to sell large amounts of investments at a disadvantageous time and/or price, which could adversely affect the Fund. The risk of loss may increase depending in the size and frequency of redemption requests, the general market conditions at the time of the sale, and the extent of redemptions across other funds with similar investment strategies or holdings.

The liquidity of an investment may deteriorate over time or suddenly and unexpectedly, and the Fund's fixed-income and debt investments may experience reduced liquidity and increased volatility as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of changing interest rates, significant shareholder redemptions, or market turmoil. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), foreign investments, and securities that are subject to sale restrictions, are particularly susceptible to liquidity and valuation risk. As a result, a Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests, or other reasons, unless it sells other portfolio investments under unfavorable conditions. At times, all or a large portion of segments of the financial market may not have active trading. A Fund's ability to sell an investment under favorable conditions may be adversely affected by other market participants selling the same or similar investments, among other factors. In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During period of market stress, a Fund's assets could potentially experience significant levels of illiquidity.

Less liquidity means that more subjectivity may be used in establishing the value of the securities or other investments. During periods of reduced market liquidity, in the absence of readily available market quotations, or for securities that trade infrequently or are thinly traded, the Manager may experience difficulty in assigning an accurate daily value to these investments. As a result, the Manager may be required to fair value the investments pursuant to procedures adopted by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an investment's fair value in accordance with the Funds' valuation procedures will in fact approximate the price at which a Fund could sell that investment at that time or that data obtained from third parties believed to be reliable will be accurate. As a result, investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. A Fund that holds a significant percentage of fair valued securities may be particularly susceptible to the risks associated with fair valuation. For additional information about fair valuation determinations, see "Determination of Net Asset Value." The Funds' shareholder reports will contain information about the Funds' holdings that are fair valued, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for more detailed information.

Loans Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, prepayment risk, extension risk, and counterparty risk. The secondary market for loans is limited and, thus, a Fund's ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition to limited liquidity, infrequent trading results in limited transparency for pricing purposes and wide bid/ask spreads. As a result, a Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income investments of similar credit quality and/or maturity.

Investments or transactions in loans often are subject to long settlement periods (often longer than seven days), and often require consent from the borrowers and/or an agent acting for the lenders which may limit the Fund's ability to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, a Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, or taking other measures to raise cash to meet redemption obligations or pursue other investment opportunities. These other measures may result in increased costs to the Fund and may not always be adequate.

Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to lower the borrower's obligations should the borrower fail to make payments

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or become insolvent. In addition, the collateral may be difficult to liquidate, decline in value, or be insufficient or unavailable to satisfy a borrower's obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan. A loan may not be fully collateralized (and may be uncollateralized), which may increase the risk associated with the investment. In addition, loans that have a lower priority for repayment in a borrower's capital structure may involve a higher degree of overall risk and be subject to greater price and payment volatility than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the loan in which the Fund has an interest.

Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund, as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Investments in loans are subject to the risk that a court may subordinate a Fund's interest to other creditors or take other actions detrimental to the Fund, including limiting the remedies or collateral available to the Fund under bankruptcy or insolvency laws or invalidating the loan, the lien on any collateral or the priority status of the loan. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Bankruptcy or other court proceedings may delay, limit or negate a Fund's ability to collect payments on its loan investments or otherwise adversely affect a Fund's rights in collateral relating to the loan and a Fund may need to retain legal counsel or other advisors to help in seeking to enforce its rights. In addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.

Investments in loans typically are in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. A Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest as a result of adverse developments relating to the lead lender of a lending syndicate. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the risks and liabilities associated with owning and disposing of the collateral.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of a Fund to sell the interests at an advantageous time or price.

An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and the rights provided to lenders or buyers, such as the Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund's portfolio.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or "bridge" financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

The terms of many structured finance investments and other instruments are or have been tied to the London Interbank Offered Rate ("LIBOR"), which functions as a reference rate or benchmark. The UK's Financial Conduct Authority, which regulates LIBOR, phased out the use of LIBOR at the end of 2021, and the remaining settings of LIBOR will be discontinued in mid-2023, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to

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LIBOR or other adverse consequences for these instruments. These events may adversely affect the Fund and its investments in such instruments.

To the extent the Manager or Subadviser (as applicable) or portfolio manager possess material non-public information about an issuer as a result of a Fund's investment in loans, the Fund may be unable to purchase or sell securities or other investments issued by the borrower at an advantageous time or price. As a result, the Fund may be adversely affected. In addition, loans and other similar investments may not be considered "securities" and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and/or direct claims.

Certain Funds may invest in floating rate loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations ("covenant-lite obligations"), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These covenants are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. Exposure to these obligations may also be obtained through investment in securitization vehicles and other structured products.

Covenant-lite obligations generally allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar obligations that are not covenant-lite. In addition, a Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower's financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. Accordingly, a Fund may have more limited access to financial information and more limited rights to restrict a borrower's activities and operations under a covenant-lite investment, including fewer protections against the possibility of default and fewer indications of a prospective default. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Market Risk. The market value of the Fund's investments may go up or down sharply and unpredictably in response to the prospects of individual companies, particular sectors or industries, or governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, governmental or quasi-governmental actions and other similar events. The market value of securities in which a Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. During a general downturn in the securities or other markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other investments in which a Fund invests, and it may be difficult to the Manager or Subadviser (as applicable) to identify favorable investment opportunities and find market liquidity for Fund investments. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions.

In addition, geopolitical and other events in the financial markets and economy may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments. For example, a decline in the value and liquidity of securities held by a Fund, (including traditionally liquid securities), unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses may adversely affect a Fund. In addition, the increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact a Fund's investments. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Political and diplomatic events within the United States and abroad, such as the U.S. budget, supply chain disruptions, inflation, and trade tensions, have in the past resulted in, and may in the future result, in developments that present additional risks to the Fund's investments and operations. It is difficult to accurately predict or foresee when

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events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Future market or regulatory events may impact a Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

In general, the securities or other instruments in which the Manager or Subadviser (as applicable) believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. The Manager or Subadviser could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of domestic or global market or other disruptions.

In addition, because of ongoing regional armed conflict in Europe, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia's currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payments systems that facilitate cross-border payments, could limit or prevent the Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund's liquidity and performance. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may negatively impact the global economy.

Market Capitalization Risk. To the extent a Fund may invest in companies of any market capitalization, the Fund will be subject to the risks associated with the applicable market capitalization. At times, companies of any particular market capitalizations may be out of favor with investors or the broader financial market. When a Fund focuses its investments in a particular market capitalization, the Fund will be more susceptible to the risks associated with that market capitalization.

Generally, the prices of securities of small- and mid-capitalization companies are less stable than the prices of securities of large-capitalization companies and may present greater risks. Compared to large-capitalization companies, small- and mid- capitalization companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-capitalization companies often are more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns. However, large capitalization companies as a group may fall out of favor with the market, causing the Fund to underperform funds that focus on smaller companies, and large-capitalization companies may be less responsive to changes and opportunities than small- and mid-capitalization companies.

Master Limited Partnerships Risk. Master Limited Partnerships ("MLPs") generally are limited partnerships or limited liability companies and typically are taxable as partnerships. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These investments also entail risks related to fluctuations in the energy sector, including energy price volatility and decreases in supply of or demand for energy commodities, as well as unique tax consequences resulting from the partnership structure and various other risks, including limited control and voting rights and potential conflicts of interest. In addition, MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As a result, a Fund may not be able to sell interests in MLPs when it would be most advantageous to the Fund, which may restrict the Fund's ability to take advantage of other investment opportunities. MLPs are generally considered to be sensitive to interest rates and may not provide attractive returns during periods of interest rate volatility. Additionally, investments in MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions;

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and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund's adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. In addition, a portion of any gain or loss recognized by a Fund on a sale of an MLP equity security (or by an MLP on a sale of an underlying asset) may be separately computed and treated as ordinary income or loss under the Internal Revenue Code of 1986, as amended (the "Code") to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other "unrealized receivables" or "inventory items" under the Code. Any such gain may exceed net taxable gain realized on the sale and will be recognized even if there is a net taxable loss on the sale. The Fund's net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a sale of an MLP equity security (or on an MLP's sale of an underlying asset) and would not be able to use the capital loss to offset that gain. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of a Fund's investment in the MLP and lower income to the Fund.

MLPs also may expose a Fund to the risks associated with investments in energy companies, including fluctuations in the prices of energy commodities, the highly cyclical nature of the energy sector, a sustained decline in demand for energy commodities, extreme weather conditions, and construction risk, development risk, acquisition risk or other risks arising from their strategies to expand operations. In addition, technology development efforts by energy companies may not result in viable methods or products.

Mid-Capitalization Company Risk. Mid-capitalization companies may be riskier, subject to greater price volatility risk and wider price fluctuations and more vulnerable to economic, market, and industry changes than large-capitalization companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity, and more speculative prospects for future growth, sustained earnings, or market share than large-capitalization companies, and therefore may be more sensitive to economic, market, and industry changes. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. As a result, their performance can be more volatile and they face greater risk of business failure. Securities of mid-capitalization companies may trade less frequently and in lower volumes than securities of large-capitalization companies, thereby making it difficult to sell a mid-capitalization position at an acceptable time and price. In addition, mid-capitalization companies typically reinvest a high proportion of their earnings in their business and, thus, they may not pay dividends for some time.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities represent interests in "pools" of mortgages or other assets, such as consumer loans. The payment of principal and interests and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed-rate) mortgages and the terms of the mortgage-backed securities. Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk, regulatory risk and liquidity and valuation risk. Investments in asset-backed securities, including mortgage-backed securities, entail additional risks relating to the underlying pools of assets, including credit risk (particularly mortgage-backed securities not subject to a government guarantee), default risk and prepayment risk of the underlying pool or individual assets represented in the pool as well as risks associated with servicing of those assets. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. Such risks may be heightened during periods of rising interest rates. The terms of many structured finance investments and other instruments are tied to the London Interbank Offered Rate ("LIBOR"), which functions as a reference rate or benchmark. The UK's Financial Conduct Authority, which regulates LIBOR, phased out the use of LIBOR at the end of 2021 and the remaining settings of LIBOR will be discontinued in mid-2023, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these

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instruments. These events may adversely affect a Fund and its investments in such instruments. Asset-backed securities are issued by legal entities that are sponsored by commercial banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.

With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an asset-backed securities issuer are subject to the risk of defaults, and both defaults and prepayments may shorten the securities' weighted average life and may lower their return, which may adversely affect a Fund's investment in the asset-backed securities. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed and other asset-backed securities, making them more sensitive to changes in interest rates. The risk of default on mortgage-backed securities increases when the securities expose a Fund to subprime loans and mortgages, and these securities may be particularly susceptible to adverse events in the housing market. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.

Investments in commercial mortgage-backed securities ("CMBS") are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS. Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund's holdings of mortgage-backed securities. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks. In addition, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities.

Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which a Fund invests, defined by the assets collateralizing the asset-backed securities. For example, mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund's holdings of mortgage-backed securities. In light of the current interest rate environment, a Fund's investments in these securities may be subject to heightened interest rate risk. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. In addition, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities.

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Asset-backed securities present credit risks that are unique from mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, certain asset-backed securities have only a subordinated claim or security interest in collateral. In the event that the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that a Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may be unavailable to support payments on the securities, thereby causing the Fund to suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations.

Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund's investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") or foreign regulatory developments could materially impact the value of the Fund's assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund's performance.

A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to the securities initially sold by the Fund to the counterparty. These transactions are typically used for short term financing. The transactions involve the risk that the market price of mortgage-backed securities in a mortgage dollar roll transaction decline below the agreed-upon future repurchase price. Conversely, the market value of the securities subject to a Fund's forward sale commitment may increase above the exercise price of the forward commitment. Dollar rolls (and when-issued, delayed delivery and to-be-announced transactions) are speculative techniques that may result in leverage and increased volatility. These transactions may also increase risk associated with volatility and losses and are subject to counterparty risk. In addition, investment in mortgage dollar rolls may significantly increase the Fund's portfolio turnover rate.

When a Fund purchases a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. The market value of a security issued on a when-issued or delayed-delivery basis may decline before the delivery date, which may adversely impact the Fund. There is also the risk that a party fails to deliver the security on time or at all or otherwise perform its obligations with respect to the transaction, which could cause the Fund to miss a favorable price or yield opportunity. As with mortgage dollar roll transactions, when a Fund has sold a security on a when-issued or delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security and is not entitled to receive interest or principal payments on the security sold. Additionally, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

To-be-announced securities are commitments to purchase mortgage-backed securities for a fixed price at a future date where, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Similar to securities purchased on a when-issued or delayed-delivery basis, to-be-announced securities involve the risks that the counterparty may not deliver the security as promised or that the value of the security may decline prior to when the Fund receives the security. A Fund will lose money if the value of the to-be-announced security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Municipal Obligations Risk. A Fund could lose money if an issuer, including a governmental issuer, is unable or unwilling, or is perceived (by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Further, municipal securities may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, locality or U.S. territory or possession. In addition, the financial

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condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

The effects of geopolitical events, environmental matters and other public health issues have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is an increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact a Fund's investments.

To the extent that a Fund invests in municipal securities from a given state or geographic region, the Fund could be affected by local, state and regional factors. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole.

Municipal securities also trade rarely and their valuations may be based on assumptions or unobservable inputs. They can be difficult to liquidate quickly and transaction prices in stressed environments may ultimately be less than their valuations, which will hurt a Fund's performance.

New/Small Fund Risk. Certain Funds have limited or no operating history. There can be no assurance that a Fund will grow to or maintain a viable size sufficient to achieve investment and trading efficiencies and fully implement its investment strategy. As a result, a Fund's performance may be particularly sensitive to individual investments and more volatile than would be expected once a Fund attains a viable size and fully implements its investment strategy. In addition, a Fund's performance may not represent how the Fund is expected to or may perform in the long-term. In the event that a Fund is liquidated, the expenses and timing of such liquidation may be unfavorable to some shareholders.

Other Investment Companies Risk. A Fund may invest in investment companies (such as mutual funds, closed-end funds and ETFs) for, among other reasons, obtaining exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. A Fund may invest in investment companies advised by the Manager or a Subadviser (or their affiliates). The Fund and its shareholders will incur a pro rata share of the expenses of the investment companies in which the Fund invests, such as investment advisory and other management expenses, and the operating expenses of these investment companies. In addition, the Fund will be subject to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or some or all of the portfolio could become illiquid. The investment companies or other investment vehicles in which the Fund invests may be owned by a small number of shareholders or one or more large shareholders and thus also would be subject to the risk of large and rapid shareholder redemptions, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund. Shares of investment companies that trade on an exchange may trade at a discount or premium from their net asset value.

An underlying investment company may buy the same securities that another underlying investment company sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment companies may hold common portfolio positions, thereby reducing the benefits of portfolio diversification. The underlying investment companies may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment companies, in turn, depends upon the performance of the securities in which they invest.

An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risks, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Portfolio Turnover Risk. Portfolio turnover is not a principal consideration in investment decisions for a Fund, and the Fund is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Fund's Total Annual Fund Operating Expenses set forth under "Fees and Expenses" but do have the effect of reducing the Fund's investment return.

Regulatory Risk. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit the Fund's ability to achieve its investment

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objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund's investment practices. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, a Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. In addition, legislation or regulation may change the way in which a Fund is managed. Neither the Manager nor a Subadviser can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its investment objective. A Fund's activities may be limited or restricted because of laws and regulations applicable to the Manager, a Subadviser or the Fund.

Sector Risk. The performance of a Fund that focuses its investments or exposure in a particular sector (which is broader than an industry), will be more sensitive to developments or price movements affecting issuers in that sector than a more broadly invested fund. Individual sectors may rise and fall more than the broader market. The prices of securities of issuers in a particular sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that sector more than others. In addition, issuers within a sector may all react in a similar manner to economic, political, regulatory or other events. For more information on a Fund's sector holdings, please refer to its annual report or semi-annual report, when available.

Small-Capitalization Company Risk. Securities of small-capitalization companies may be riskier, more speculative, more susceptible to liquidity and valuation risk and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies. Small-capitalization companies may have fewer financial resources, limited product lines and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key personnel, and may underperform other segments of the equity market or the equity market as a whole. A Subadviser or portfolio manager may experience difficulty obtaining reliable information on small-capitalization companies because they tend to be less well known, often do not have significant ownership by large investors and typically are followed by relatively few securities analysts. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than mid-or large-capitalization companies. In addition, a small-capitalization company may be more susceptible to the underperformance of the sector in which it belongs and less capable of withstanding adverse financial or other events affecting the company. It may be difficult or impossible to sell securities of small-capitalization companies at a favorable time and price because of the potentially greater spreads between their bid and ask prices. These securities often trade in OTC markets or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies. The price of these securities may also be particularly volatile.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline in value as a result of default or other adverse credit event attributable to a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner or at all, which may be affected by a variety of factors, including its borrowing rates (which may increase in the market environments where interest rates are rising), cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or pay interest when due may result in the cancellation of third party commitments to lend funds to or otherwise financially support the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. The risk of loss to a Fund in the event of a sovereign debt default or other adverse credit event is heightened by the potential lack of any formal recourse to enforce its rights as a holder of the sovereign debt and the Fund may need to pursue a claim in the courts of the defaulting party. Furthermore, restructurings of sovereign debt may result in a loss in value of the Fund's sovereign debt holdings. Periods of economic and political uncertainty in a country or region may cause reduced liquidity in sovereign debt of the issuer or issuers in the region and may result in increased price volatility for the sovereign debt. In addition, the issuer of sovereign debt may be unable or unwilling to

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repay due to the imposition of international sanctions and other similar measures. Sovereign debt risk is increased for emerging market issuers.

Special Situations Risk. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks because of the degree of uncertainty that can be associated with such events. These risks may include the risk that the transaction may not be completed on the terms or time frame contemplated (if at all), the market may react differently than expected, it may be difficult to obtain information on the financial condition of such companies, the issuer's management may be addressing a type of situation with which it has little experience, and the market prices of such securities may be subject to significant volatility and reduced liquidity. Securities issued in initial public offerings may be issued by companies that are in the early stages of development, have a history of little or no revenues, and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investments in the securities and debt of distressed issuers or issuers in default involves greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" or full value. Such investments are highly speculative with respect to the issuer's ability to make interest and/or principal payments. Investing in special situations may have a magnified effect on the performance of a Fund with a small amount of assets.

U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Although U.S. Treasury obligations and securities issued by the Government National Mortgage Association ("Ginnie Mae") are backed by the "full faith and credit" of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks, that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. These securities, therefore, are riskier than those that are insured or guaranteed by the U.S. Treasury. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have, or be able to access, the funds necessary to meet their payment obligations in the future.

Utilities Risk. Securities of utilities companies may be significantly affected by government regulation or deregulation, interest rate changes, financing difficulties or costs and legal challenges, and supply and demand fluctuations. Other factors may adversely affect the value of securities issued by these companies, including market competitiveness, technological developments, natural resources and other conservation programs, and changes in commodity prices. Issuers in the utilities group of industries may also be affected by increased fuel and other operating costs, rising costs of financing construction and other business operations, increased costs and delays as a result of environmental, safety and other regulations, difficulty in obtaining approval of rate increases, the potential impact of natural and man-made disaster, and technical innovations that may render existing plants, equipment, or products obsolete. The value of these securities may be particularly volatile. The performance of a Fund that invests heavily in the utilities group of industries will be closely tied to the performance of utilities companies and, thus, can be more volatile than the performance of a more broadly invested fund.

Warrants Risk. A warrant grants the holder the right but not the obligation to purchase from the issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price valid for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. A warrant ceases to have value if not exercised prior to its expiration date. If the price of the underlying security does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Warrant holders do not receive dividends or have voting or credit rights and are subject to the risk that the counterparty fails to honor its obligations.

The SAI describes in more detail certain of the principal risks and investment practices of the Funds and also describes other risks and practices applicable to the Funds.

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Additional risks of and information regarding the Funds

In addition to the principal investments and risks described above, the Funds may also be subject to the following non-principal risks or invest or engage in the following:

Cybersecurity and Operational Risk. The Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Funds' or their service providers' operations. A cyber incident could adversely impact a Fund, its service providers or its beneficial shareholders by, among other things, interfering with the processing of transactions or other operational functionality, impacting a Fund's ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund's ability to calculate its net asset value correctly, in a timely manner or process trades or other transactions may be adversely affected, including over a potentially extended period.

Geographic Focus Risk—Asia and Europe. To the extent a Fund focuses its investments in Asia or Europe, the Fund's performance may be particularly susceptible to adverse social, political and economic conditions or events within Asia or Europe. Although certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the Euro and recessions in European Union economies. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels. Economic uncertainty may have an adverse effect on the value of the Fund's investments. Additionally, a Fund's investments in the UK subject the Fund to additional risks. For example, the UK is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries. Brexit may have a negative impact on the economy and currency of the UK, including increased volatility and illiquidity of investments and potentially lower economic growth.

In February 2022, Russia began a large-scale invasion of Ukraine. This increased tensions between Russia and its European neighbors. It is uncertain how long the conflict may continue. Russia's actions have induced the United States and other countries, including the members of the European Union, to impose economic sanctions and may result in additional sanctions in the future. Such sanctions may impact the Russian and European economies. Moreover, disruptions caused by Russian military action or other actions (including espionage and cyberattacks) and the resulting responses to such activity, such as sanctions, financing restrictions, boycotts or changes in consumer preferences, may impact European economies.

Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid investments that are assets. An investment is classified as illiquid if the Fund expects that the investment cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments are subject to liquidity and valuation risk. The liquidity status and/or classification of the Funds' investments are determined in accordance with the Funds' written liquidity risk management program.

Legal and Regulatory Risk. U.S. and foreign regulators and governmental agencies may implement additional regulations and legislatures may pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applicable to a Fund's operations. These may substantially and adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders. Neither the Manager nor the Subadvisers can accurately predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its investment objective. A Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund, the Manager or the Subadviser to the Fund, if any.

LIBOR Replacement. The terms of floating rate loans, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of a Fund's investments or the value or return on certain other fund investments. As a result, LIBOR may be

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relevant to, and directly affect, a Fund's performance, price volatility, liquidity and value, as well as the price volatility, liquidity and value of the assets that the Fund holds.

As of January 1, 2022, the Financial Conduct Authority ("FCA"), the United Kingdom's financial regulatory body and regulator of LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the FCA, the LIBOR Administrator and other regulators also announced that certain sterling and yen LIBOR settlings would be calculated on a "synthetic" basis throughout the end of 2022 and that the most widely used tenors of the U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates. For example, on December 16, 2022, the Federal Reserve Board of Governors adopted the final rule that implemented the Adjustable Interest Rate Act ("LIBOR Act") by identifying a new benchmark rate based on the Secured Overnight Financing Rate ("SOFR"). The LIBOR Act was signed into law in March 2022. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark, and the full effect of the fallback mechanism remains uncertain. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.

The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged or investments in structured finance products transitioning to a different rate or at a different time as the assets underlying those structured finance products), LIBOR's cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the anticipated cessation of the remaining U.S. dollar LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, notwithstanding significant efforts by the industry to develop robust LIBOR replacement clauses. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which may also face similar issues.

In many cases, in the event that an instrument falls back to an alternative reference rate, including SOFR, the alternative reference rate will not perform the same as LIBOR because the alternative reference rate does not include a credit sensitive component in the calculation of the rate. Alternative reference rates generally reflect the performance of the market for U.S. treasury securities, which are secured by U.S. Treasury, and not the interbank lending markets. In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate ("IBOR") with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The Internal Revenue Service has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up

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payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. These federal income tax consequences would apply only to shareholders of the Funds, but there would not be federal income tax consequences to Contract owners. The Internal Revenue Service may provide additional guidance, with potential retroactive effect.

Various pieces of legislation, including pending legislation in the U.S. Congress and laws enacted by the states of New York and Alabama, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have.

These developments could negatively impact financial markets in general and present heightened risks, including with respect to a Fund's investments. As a result of this uncertainty and developments relating to the transition process, a Fund and its investments may be adversely affected.

Quantitative Model Risk. A quantitative model used by a Subadviser may perform differently from the market as a whole or may fail to produce the desired results for many reasons, including the model may prove to be incorrect or incomplete or the Subadviser may place weights on factors that are out of favor. If incorrect or outdated data is entered into a model or if a model has unrecognized biases, the investments selected based on the model may adversely affect a Fund. To address these issues, a Subadviser will periodically evaluate the model, and its underlying data and assumptions, and may modify or update the model or underlying data from time to time to account for changing market, financial or economic conditions or for other related reasons. In addition, to the extent that the Subadviser believes that certain events or conditions may not be quantifiable by the model, the Fund's performance will reflect, in part, the Subadviser's ability to make active qualitative decisions and timely adjust the quantitative model, including the model's underlying metrics and data. There is no guarantee that a Subadviser or portfolio manager will use any specific data or type of data in making trading decisions, and the Subadviser or Portfolio manager will use its discretion to determine the type of data to gather with respect to an investment strategy and to account for in its model. In addition, a Subadviser or portfolio manager may use the quantitative model to varying degrees in making particular investment decisions. In addition, any algorithms used by the Manager or a Subadviser in connection with managing a Fund may not produce the intended result or function as intended, which may result in, among other things, operational complications or other adverse effects.

Redemption Risk. The Funds are offered as investment options to certain variable annuity and variable life insurance contracts. These insurance companies or separate accounts may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. As a result, the Funds are subject to the risk that any of these large investors may redeem a significant percentage of their shares at any time. A Fund could experience losses when selling portfolio investments to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the investments sold, or when the investments to be sold are illiquid. In addition, a Fund can incur high turnover, brokerage costs, lose money or hold a less liquid portfolio after selling more liquid investments to raise cash. A Fund may also experience increased expenses as a result of the selling investments to meet significant redemptions, both of which could negatively impact performance.

Sector Focus Risk—Information Technology and Financials. To the extent that a Fund invests significantly in securities of companies in the information technology sector, the Fund will be particularly susceptible to the risks associated with this sector, including competition, consumer preferences, product compatibility, high cost of research and development of new products, issues with obtaining financing or regulatory approvals and excessive investor optimism or pessimism. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Company earnings disappointments can result in sharp stock price declines. A Fund may be adversely affected by events or developments negatively impacting the sector or issuers within the sector. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Stocks of information technology companies may be very volatile.

To the extent that a Fund invests significantly in securities of companies in the financials sector, the Fund will be particularly susceptible to the risks associated with this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and

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fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If a Fund focuses its investments in banks or bank-related companies, the Fund will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market.

Temporary Defensive Positions. From time to time, the Manager or Subadviser to a Fund may judge that market conditions make pursuing the Fund's investment strategy inconsistent with the best interests of the Fund. At such times, the Manager or Subadviser may (but will not necessarily), without notice, take temporary positions (partially or extensively) or use alternative strategies that are inconsistent with the Fund's principal investment strategies. Temporary investments or alternative strategies may be taken to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions, or to restructure a Fund's strategies or in connection with the commencement of a Fund's operations. For example, the Fund may invest some or all of its assets in cash or cash equivalents, fixed-income securities, government bonds, money market investments, repurchase agreements or securities of other investment companies, including money market funds, and in other investments that the Manager or such Subadviser believes to be consistent with the Fund's best interests. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market. There can be no assurance that temporary investments will be successful in avoiding losses for a Fund. A Fund may take such investment positions for as long a period as deemed necessary by the Manager and/or the applicable Subadviser.

Management of the Funds

Manager

Park Avenue Institutional Advisers LLC, a Delaware limited liability company organized in 2015 (the "Manager"), serves as the investment manager of each Fund. The Manager is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Guardian Investor Services LLC, a Delaware limited liability company ("GIS"), which is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, a New York insurance company ("Guardian Life"). The Manager serves as the adviser or subadviser to certain open-end management investment companies registered under the 1940 Act and provides investment advisory services to other clients. GIS and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment subadviser for registered investment companies from 1968 to 2015. The Manager's principal office is located at 10 Hudson Yards, New York, NY 10001. As of December 31, 2022, the Manager managed approximately $74.6 billion in assets, of which approximately $64.5 billion represents the assets of Guardian Life and its subsidiaries.

The Manager has delegated responsibility for the day-to-day investment management of certain Funds to the Subadvisers, subject to the oversight and supervision of the Manager. The Manager is responsible for, among other overall management services, overseeing the provision of management services for the Funds and assisting in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds as set forth in the management agreement, including custodial, transfer agency, accounting, auditing, compliance and certain related services. In addition, the Manager is responsible for overseeing and monitoring the nature and quality of services provided by the Subadvisers, including the Funds' investment performance and the Subadvisers' execution of the Funds' investment strategies. In its oversight and monitoring role, the Manager also evaluates the Subadvisers' investment processes, adherence to investment styles, strategies and techniques and other factors that the Manager deems relevant to its oversight and monitoring. The Manager is a party to a shared services agreement with Guardian Life. Under this agreement, the Manager may utilize employees from Guardian Life in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. The Manager conducts periodic due diligence of the Subadvisers and performs a variety of compliance monitoring functions with respect to the Funds.

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of

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subadvisers to the Funds. The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisers and subadvisers that are "wholly-owned subsidiaries" (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. Under the Order, the Manager has the ultimate responsibility, subject to oversight by the Board, to oversee subadvisers and recommend their hiring, termination or replacement. The Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information within 90 days of hiring a new subadviser.

As of the date of this Prospectus, the following Funds may rely on the Order (and any manager-of-managers structure that may be permitted in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule): Guardian Large Cap Fundamental Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Global Utilities VIP Fund, Guardian International Equity VIP Fund, and Guardian Core Plus Fixed Income VIP Fund. Please refer to the SAI for more information regarding the Order.

A discussion regarding the basis of the Board's approval of the management agreement between the Trust, on behalf of the Funds, and the Manager and the subadvisory agreements between the Manager, on behalf of the Funds, and each Subadviser is available in the December 31 annual, or June 30 semi-annual, report to shareholders for each Fund.

Subadvisers

Under the supervision of the Manager, each Subadviser listed below is responsible for: making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and negotiating commissions and fees with brokers and brokerage firms. Each Subadviser has extensive experience managing the assets of registered open-end management investment companies.

AllianceBernstein, L.P.

Guardian Strategic Large Cap Core VIP Fund and Guardian Growth & Income VIP Fund

AllianceBernstein L.P. ("AB") is located at 501 Commerce Street, Nashville, TN 37203. AB, an indirect majority-owned subsidiary of Equitable Holdings, Inc., has managed retirement assets for public and private employee benefit plans, public employee retirement funds, investment companies, foundations, endowments, banks, and insurance companies worldwide. As of December 31, 2022, AB managed approximately $646 billion in assets.

Allspring Global Investments, LLC

Guardian Small-Mid Cap Core VIP Fund and Guardian Mid Cap Relative Value VIP Fund

Allspring Global Investments, LLC ("Allspring") is located at 1415 Vantage Park Drive, Charlotte, NC 28203. Allspring was incorporated in 1981 as First Interstate Investment Services, registered with the SEC in 1984, and was established as Allspring in 1996. Allspring is a registered investment adviser that provides investment management services for registered mutual funds, closed-end funds and other funds and accounts. As of December 31, 2022, Allspring managed approximately $369.5 billion in assets.

Boston Partners Global Investors, Inc.

Guardian Large Cap Disciplined Value VIP Fund

Boston Partners Global Investors, Inc. ("Boston Partners") is located at One Beacon Street, Boston, MA 02108. Boston Partners was established in 1995. Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation. As of December 31, 2022, Boston Partners managed approximately $88 billion in assets.

ClearBridge Investments, LLC

Guardian Small Cap Core VIP Fund

ClearBridge Investments LLC ("ClearBridge") is located at 620 Eighth Ave, 48th Floor, New York, NY 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge is wholly-owned by Franklin Resources, Inc., a publicly traded global asset management company headquartered in San Mateo, California. As of December 31, 2022, ClearBridge's total assets under management were approximately $151.3 billion. This includes $28.9 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

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FIAM LLC

Guardian Large Cap Fundamental Growth VIP Fund and Guardian Select Mid Cap Core VIP Fund

FIAM LLC is an indirectly held wholly-owned subsidiary of FMR LLC. The principal address of FIAM LLC is 900 Salem Street, Smithfield, RI 02917. As of December 31, 2022, FIAM LLC managed approximately $167.7 billion in assets.

Janus Henderson Investors US LLC

Guardian Mid Cap Traditional Growth VIP Fund

Janus Henderson Investors US LLC ("Janus") is located at 151 Detroit Street, Denver, CO 80206. Janus, an indirect subsidiary of Janus Henderson Group plc, was established as an investment adviser in 1969 and serves as investment adviser and subadviser for a number of mutual funds and provides separate account advisory services. As of December 31, 2022, Janus Henderson Group plc managed approximately $287.3 billion in assets.

J.P. Morgan Investment Management Inc.

Guardian International Growth VIP Fund

J.P. Morgan Investment Management Inc. ("JPMIM") is located at 383 Madison Avenue, New York, NY 10179. JPMIM, an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. was established in 1984. As of December 31, 2022, JPMIM and its affiliates managed approximately $2.4 trillion in assets.

Lord, Abbett & Co. LLC

Guardian Core Plus Fixed Income VIP Fund

Lord, Abbett & Co. LLC ("Lord Abbett") is located at 90 Hudson Street, Jersey City, NJ 07302. Lord Abbett was established in 1929. Lord Abbett manages one of the nation's oldest mutual fund complexes and manages assets across a full range of mutual funds, institutional accounts and separately managed accounts. As of December 31, 2022, Lord Abbett managed approximately $139.9 billion in assets, including $1.03 billion for which it provides investment models to managed account sponsors.

Massachusetts Financial Services Company

Guardian All Cap Core VIP Fund

Massachusetts Financial Services Company (MFS® ) ("MFS"). MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $547 billion as of December 31, 2022.

Putnam Investment Management, LLC

Guardian Diversified Research VIP Fund

Putnam Investment Management, LLC ("Putnam") is a Delaware limited liability company with principal offices located at 100 Federal Street, Boston, MA 02110. Putnam is an indirect wholly owned subsidiary of Putnam Investments, LLC ("Putnam Investments"). Putnam Investments is owned through a series of wholly-owned subsidiaries by Great-West Lifeco, Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Corporation of Canada group of companies. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. It is indirectly controlled by The Desmarais Family Residuary Trust. As of December 31, 2022, Putnam Investments managed approximately $164.9 billion in assets.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited

Guardian International Equity VIP Fund

Schroder Investment Management North America Inc. ("SIMNA") and Schroder Investment Management North America Limited ("SIMNA Ltd.") (collectively, "Schroders") are both indirect wholly owned U.S. registered investment adviser subsidiaries of Schroders plc. The principal address of SIMNA is 7 Bryant Park, New York, NY 10018 and the principal address of SIMNA Ltd. and Schroders plc is 1 London Wall Place, London EC2Y 5AU. Schroders plc is a global asset management company with approximately $887.2 billion under management as of December 31, 2022.

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Wellington Management Company LLP

Guardian Large Cap Disciplined Growth VIP Fund, Guardian Equity Income VIP Fund, Guardian Global Utilities VIP Fund, Guardian Balanced Allocation VIP Fund and Guardian Integrated Research VIP Fund

Wellington Management Company LLP ("Wellington") is a Delaware limited liability partnership with its principal office at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2022, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.14 trillion in assets.

Portfolio Managers

Below are biographies of the persons who are primarily responsible for the day-to-day management of the Funds. The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Funds, if any.

Guardian Large Cap Fundamental Growth VIP Fund

Asher Anolic

Co-Portfolio Manager of FIAM LLC

Asher Anolic is a portfolio manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2008, Mr. Anolic has worked as an analyst and portfolio manager.

Jason Weiner, CFA

Co-Portfolio Manager of FIAM LLC

Jason Weiner is a portfolio manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 1991, Mr. Weiner has worked as an analyst and portfolio manager.

Guardian Large Cap Disciplined Growth VIP Fund and Guardian Integrated Research VIP Fund

Mammen Chally, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Mammen Chally is a Senior Managing Director and Equity Portfolio Manager at Wellington. He joined Wellington in 1994. He leads the disciplined equity team managing a number of strategies across the market capitalization spectrum. Previously, Mr. Chally worked at Gas Authority of India Limited from 1989 to 1992. He has extensive experience in portfolio risk management, development of derivative strategies, quantitative research, and other professional experience. Mr. Chally holds the Chartered Financial Analyst designation. He received an MBA degree from Northeastern University in 1994 and a Bachelor of Technology in Mechanical Engineering from the Indian Institute of Technology in 1989.

Douglas W. McLane, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Douglas McLane is a Senior Managing Director and Equity Portfolio Manager at Wellington on the Disciplined Equity Team. Additionally, he conducts fundamental analysis on equity investments, focusing on the consumer, industrials, and materials sectors. Prior to joining Wellington in 2011, Mr. McLane worked as a portfolio manager at Samlyn Capital (2009-2011) and an analyst at Sirios Capital Management (2003-2009). Before earning his MBA, he held a variety of positions at Kozmo.com (1999-2001) and The Carson Group (1996-1999). Mr. McLane earned his MBA from the Kellogg School of Management at Northwestern University (2003) and his B.A. in history from Princeton University (1996). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

David A. Siegle, CFA

Managing Director and Equity Portfolio Manager of Wellington

David Siegle is a Managing Director and Equity Portfolio Manager at Wellington on the Disciplined Equity Team. He participates in the management of equity assets on behalf of clients, drawing broadly on the research capabilities across Wellington. Additionally, he conducts fundamental analysis on U.S. equity investments, focusing on the health care, information

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technology, and industrials sectors. His research supports the investment decision making for a range of portfolios managed for clients of Wellington. Prior to joining the Disciplined Equity Team, Mr. Siegle worked as an equity research analyst on the Global and International Growth Team, and as an analyst in the Quantitative Equity Investment Group. He joined Wellington Management in 2001. He earned his B.A. in history from Amherst College (2001). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Guardian Mid Cap Traditional Growth VIP Fund

Brian Demain, CFA

Portfolio Manager of Janus

Brian Demain is Portfolio Manager of the Janus Mid Cap Growth, a position he has held since 2007. Mr. Demain joined Janus in July 1999 as an Equity Research Analyst. From July 1999 to October 2007, Mr. Demain served as an Equity Research Analyst, focusing on companies in the media and communications sectors and from 2004 to 2007 he led the Communications Sector Research Team. Mr. Demain received his bachelor's degree in economics from Princeton University. Mr. Demain holds the Chartered Financial Analyst® designation.

Cody Wheaton, CFA

Portfolio Manager of Janus

Cody Wheaton is a Portfolio Manager of the Janus Mid Cap Growth, a position he has held since July 2016. Mr. Wheaton joined Janus Capital in 2001 as a research analyst. Mr. Wheaton holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst® designation.

Guardian All Cap Core VIP Fund

Joseph MacDougall

Investment Officer, Portfolio Manager of MFS

Joseph MacDougall, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2005.

Guardian Strategic Large Cap Core VIP Fund

Kent Hargis

Co-Chief Investment Officer–Strategic Core Equities of AB

Kent Hargis is Co-Chief Investment Officer of Strategic Core Equities at AB. He has been managing the Global, International and U.S. portfolios since their inception in September 2011, and the Emerging Markets Strategic Core portfolio since January 2015. Mr. Hargis was named Head of Quantitative Research for Equities in 2009, with responsibility for overseeing the research and application of risk and return models across the firm's equity portfolios. He joined the firm in October 2003 as a senior quantitative strategist. Prior to that, Hargis was chief portfolio strategist for global emerging markets at Goldman Sachs. From 1995 through 1998, he was assistant professor of international finance in the graduate program at the University of South Carolina, where he published extensively on various international investment topics. Mr. Hargis holds a Ph.D. in economics from the University of Illinois, where his research focused on international finance, econometrics and emerging financial markets.

Sammy Suzuki, CFA

Co-Chief Investment Officer–Strategic Core Equities of AB

Sammy Suzuki is Co-Chief Investment Officer of Strategic Core Equities at AB. He has been managing the Emerging Markets Strategic Core portfolio since its inception in July 2012 and the Global, International and U.S. portfolios since 2015. Mr. Suzuki has managed portfolios for over 13 years and emerging-markets portfolios for a decade. From 2010 to 2012 he also held the role of director of Fundamental Value Research, where he managed 50 fundamental analysts globally. Prior to managing portfolios, Mr. Suzuki spent a decade as a research analyst. He joined AB in 1994 as a research associate covering the capital equipment industry, and then became an analyst covering the technology industry. From 1998 to 2004, Mr. Suzuki served as senior research analyst for the global automotive industry. Before joining the firm, he was a consultant at Bain & Company. Mr. Suzuki holds a B.S. in materials science and engineering and a B.S. in finance from the University of Pennsylvania. He is a CFA charterholder and a member of the Board of the CFA Society New York.

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Guardian Diversified Research VIP Fund

Shep Perkins

Chief Investment Officer, Equities and Portfolio Manager of Putnam

Shep Perkins has been the Chief Investment Officer, Equities at Putnam since 2019. He is responsible for leading Putnam's Equities group, including the portfolio management, research, and trading areas. Previously at Putnam, Mr. Perkins was Co-Head of Equities and provided strategic direction to portfolio managers and equity analysts. He joined Putnam in 2011 and has been in the investment industry since 1993.

Kathryn Lakin

Director of Equity Research and Portfolio Manager of Putnam

Kathryn Lakin has been the Director of Equity Research at Putnam since 2019. She is responsible for managing a team of analysts covering all sectors and regions. Ms. Lakin directs research initiatives, ensures quality of the research team's output, guides sustainability integration within research, and facilitates collaboration between Putnam's equity portfolio managers and the research team. From 2016-2019 Ms. Lakin was the Co-Director of Equity Research at Putnam. Ms. Lakin joined Putnam in 2012 and has been in the investment industry since 2008.

Guardian Select Mid Cap Core VIP Fund

Christopher Lee

Portfolio Manager of FIAM LLC

Christopher Lee is the portfolio manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2004, Mr. Lee has worked as an analyst, portfolio manager, sector leader, and managing director of research.

Guardian Small-Mid Cap Core VIP Fund

Christopher G. Miller, CFA

Senior Portfolio Manager of Allspring

Christopher Miller is a senior portfolio manager and team leader for the Select Equity team at Allspring Global Investments. In this capacity, he is responsible for managing all the activities and investment strategies of the team. Mr. Miller joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). His earlier WFAM roles included co-team lead, co-portfolio manager, associate portfolio manager, and analyst. Mr. Miller began his investment industry career as an accounting analyst at Strong Capital Management. He earned a bachelor's degree in business administration with an emphasis in finance and marketing from the University of Wisconsin, Madison. He has earned the right to use the CFA® designation and is a member of CFA Institute and CFA Society Milwaukee.

Garth B. Newport, CFA

Portfolio Manager of Allspring

Garth Newport is a portfolio manager for the Select Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). He joined WFAM as an analyst. Mr. Newport began his investment industry career in 2005 as an investments intern at Sentry Insurance. He interned at WFAM the following year, and then served as a senior research analyst at Aristotle Ventures. He earned a bachelor's degree in business administration with an emphasis in economics from the University of Wisconsin, Stevens Point. Mr. Newport has earned the right to use the Chartered Financial Analyst® (CFA® ) designation and is a member of CFA Institute and CFA Society Milwaukee.

Guardian Small Cap Core VIP Fund

Albert Grosman

Managing Director, Portfolio Manager of ClearBridge

Albert Grosman is a Managing Director and a Portfolio Manager of ClearBridge and has 30 years of industry experience. Mr. Grosman joined the manager in 2007. He was formerly an Equity analyst specializing in small and mid-cap companies with Long Trail Investment Management, Phinity Capital, Cyllenius/BlackRock and Fidelity Management and Research.

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Brian Lund, CFA

Managing Director, Portfolio Manager of ClearBridge

Brian Lund is a Managing Director and a Portfolio Manager of ClearBridge and has 23 years of industry experience. Mr. Lund joined the manager in 2004. He was formerly an Equity Analyst at Morningstar, Inc. covering gaming, lodging and leisure firms, and a Mutual Fund Analyst. Mr. Lund was a Writer/Analyst at the Motley Fool, an online investment service, from 2000-2001.

Guardian Equity Income VIP Fund

Matthew C. Hand, CFA

Senior Managing Director and Equity Portfolio Manager of Wellington

Matthew Hand is a portfolio manager on the Value Team at Wellington. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Mr. Hand joined Wellington in 2004 after he earned his B.A. in economics from the University of Pennsylvania (2004). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Adam H. Illfelder, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Adam Illfelder is a portfolio manager on the Value Team at Wellington. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Prior to joining Wellington in 2005, Mr. Illfelder worked as an equity analyst on the Mid Cap Growth team at Putnam Investments (2003-2005). Before that, he worked in their Global Equity Research department (1997-2003). Mr. Illfelder earned his MBA from Northwestern University (Kellogg, 2001) and his B.S. in economics from the University of Pennsylvania (1997). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Guardian Large Cap Disciplined Value VIP Fund

David T. Cohen, CFA

Co-Portfolio Manager of Boston Partners

David Cohen is a portfolio manager for the Boston Partners Large Cap Value strategy. His experience at the firm included managing a portion of the Boston Partners Long/Short Research strategy focusing on security selection within the energy sector as well as the engineering & construction, and metals & mining industries. Prior to his current role, Mr. Cohen served as an equity analyst covering these same industries. He has deep experience analyzing and understanding capital intensive commodity-oriented businesses. He joined the firm from Loomis Sayles where he had over 8 years of experience as a portfolio manager for their Research Fund, as well as running a global energy hedge fund. As an equity analyst he covered the energy, materials, and industrials sectors. Prior to joining Loomis Sayles, Mr. Cohen was in consultant relations at MFS Investment Management. He received a B.A. degree from the University of Michigan and his M.S. in Finance from Brandeis University. He holds the Chartered Financial Analyst® designation. He has 18 years of experience.

Mark E. Donovan, CFA

Co-Portfolio Manager of Boston Partners

Mark Donovan is a senior portfolio manager for Boston Partners Large Cap Value strategy, a role he has held since the firm's inception in 1995. Previously, he had served eleven years as Co-Chief Executive Officer, where he was responsible for strategic and tactical operating decisions affecting the firm. Mr. Donovan was one of the founding partners of Boston Partners Asset Management. He joined the firm from The Boston Company where he was Senior Vice President and equity portfolio manager. He also spent five years as a consulting associate with Kaplan, Smith & Associates, and two years as a securities analyst for Value Line Inc. For ten years, Mr. Donovan was a trustee at St. Sebastian's School, where he served on the Investment and Long Range Planning Committees. He holds a B.S. degree in management from Rensselaer Polytechnic Institute and the Chartered Financial Analyst® designation. He has 41 years of investment experience.

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David J. Pyle, CFA

Co-Portfolio Manager of Boston Partners

David Pyle is a portfolio manager for Boston Partners Large Cap Value strategy. Prior to assuming this role, he was a research analyst covering the utility, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors. Mr. Pyle joined the firm from State Street Research where he was a research analyst and associate portfolio manager in their equity value group. Prior to that, he spent five years with Price Waterhouse. Mr. Pyle holds a B.S. degree in business administration from California State University, Chico, and an MBA degree from the Kenan-Flagler School of Business at the University of North Carolina. Mr. Pyle holds the Chartered Financial Analyst® designation. He has 27 years of investment experience.

Joshua White, CFA

Co-Portfolio Manager of Boston Partners

Joshua White is a portfolio manager for the Boston Partners Large Cap Value strategy. His experience at the firm included managing a portion of the Boston Partners Long/Short Research strategy while covering multiple economic sectors including basic industries, consumer durables, and capital goods. Mr. White was also a portfolio manager on Boston Partners Global Equity and International Equity strategies and before that, he was a global generalist providing fundamental research on global equities. Mr. White holds a B.A. degree in mathematics from Middlebury College. He holds the Chartered Financial Analyst® designation and has 16 years of industry experience.

Guardian Growth & Income VIP Fund

Frank Caruso, CFA

Chief Investment Officer–U.S. Growth Equities of AB

Frank Caruso is a Senior Vice President and Chief Investment Officer of U.S. Growth Equities at AB, a position he has held since 2012. In this capacity, he oversees three services: U.S. Large Cap Growth, US Core Opportunities and U.S. Growth & Income. Mr. Caruso has been Team Leader of U.S. Growth since 2008 and Team Leader of U.S. Growth & Income since 2004. From 1995 to 2004, he served as a Growth & Income portfolio manager. Mr. Caruso joined the firm in 1993, when it acquired Shields Asset Management, where he had been director of Equities. Previously, he was a managing director and senior member of the Investment Policy Committee at Shearson Lehman Advisors, as well as CIO for Shearson Lehman Asset Management's Directions and Capital Management businesses. Mr. Caruso was also formerly the lead portfolio manager for Shearson's family of growth and income mutual funds. He holds a B.A. in business economics from the State University of New York, Oneonta, and is a member of the New York Society of Security Analysts and the CFA Institute. He is a CFA charterholder.

John H. Fogarty, CFA

Co-Chief Investment Officer–US Growth Equities of AB

John Fogarty is a Senior Vice President and Co-Chief Investment Officer for U.S. Growth Equities at AB, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the U.S., having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Varden Partners. Mr. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Mr. Fogarty holds a B.A. in history from Columbia University and is a CFA charterholder.

Vinay Thapar, CFA

Co-Chief Investment Officer and Senior Research Analyst–US Growth Equities of AB

Vinay Thapar is a Senior Vice President and Co-Chief Investment Officer for U.S. Growth Equities at AB. He is also a Senior Research Analyst, responsible for covering global healthcare. Prior to joining the firm in 2011, Mr. Thapar spent three years as a senior investment analyst covering global healthcare for two domestic investment funds at American Century Investments. Prior to that, he worked for eight years at Bear Stearns in the Biotech Equity Research Group, most recently as an associate director. Mr. Thapar holds a B.A. in biology from New York University and is a CFA charterholder.

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Chris Kotowicz, CFA

Manager and Senior Research Analyst–US Relative Value; Senior Research Analyst–US Growth Equities of AB

Chris Kotowicz joined the firm in 2007 and is a Portfolio Manager and Senior Research Analyst for US Relative Value at AB. He is also a Senior Research Analyst for the US Growth Equities team. As a Senior Research Analyst, Mr. Kotowicz is responsible for lead coverage of the industrials, energy and materials sectors. He was previously a sell-side analyst at A.G. Edwards, where he followed the electrical equipment and multi-industry group for four years. Prior to that, Mr. Kotowicz worked in the industrial sector, mostly in a technical sales and business development capacity, for Nooter/Eriksen and Nooter Fabricators, each a subsidiary of CIC Group. He holds a B.S. in civil engineering from the University of Missouri, Columbia, and an MBA (with honors) from the Olin Business School at Washington University. He is a CFA charterholder.

Guardian Mid Cap Relative Value VIP Fund

James M. Tringas, CFA

Managing Director and Senior Portfolio Manager of Allspring

James Tringas is a managing director, co-team leader, and senior portfolio manager for the Special Global Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). He joined WFAM from Evergreen Investments, where he began his investment industry career in 1994, which includes serving as a portfolio manager with Wachovia Asset Management Group. Prior to this, he served as a senior consultant in the Personal Financial Group of Ernst & Young. Mr. Tringas earned a bachelor's degree and a master's degree in accounting from the University of Florida. He has earned the right to use the Chartered Financial Analyst® (CFA® ) designation and is a member of CFA Society Boston.

Bryant H. VanCronkhite, CFA

Managing Director and Senior Portfolio Manager of Allspring

Bryant VanCronkhite is a managing director, co-team leader, and senior portfolio manager for the Special Global Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). Prior to this, Mr. VanCronkhite was a senior research analyst on the team, which he joined in 2004 before the acquisition of Strong Capital Management. Earlier, he was a mutual fund accountant for Strong. He began his investment industry career in 2003. Mr. VanCronkhite earned a bachelor's degree and a master's degree in professional accountancy from the University of Wisconsin, Whitewater, and is a certified public accountant. He has earned the right to use the Chartered Financial Analyst® (CFA® ) designation and is a member of CFA Society Milwaukee and the AICPA.

Shane Zweck, CFA

Portfolio Manager of Allspring

Shane Zweck is a portfolio manager with the Special Global Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). Prior to joining WFAM, he was an investment analyst for Opportunity Capital Advisors. Before that, Mr. Zweck served as an investment intern for Citigroup. Mr. Zweck earned a bachelor's degree in business administration from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA® ) designation.

Guardian Global Utilities VIP Fund

G. Thomas Levering

Senior Managing Director, Partner, and Global Industry Analyst of Wellington

Thomas Levering is a Senior Managing Director and Global Industry Analyst at Wellington. He joined Wellington in 2000. Mr. Levering concentrates on global utilities, energy related infrastructure, and integrated oils. He conducts fundamental analysis on the companies within this industry group and both manages portfolios and makes buy/sell recommendations to portfolio managers based on his findings and market conditions. He has studied the investment potential of companies in global utilities and energy infrastructure for over 20 years. Prior to joining the firm in 2000, Mr. Levering was an associate with McKinsey & Co. (1998-2000). He also worked with The Northbridge Group as an associate and research analyst (1993-1996). In both instances, he served exclusively as a specialist consultant to power and gas sector clients. Mr. Levering received his MBA from the University of Pennsylvania (Wharton, 1997) and his A.B. in economics, cum laude, from Harvard University (1993).

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Juanjuan Niska, CFA

Senior Managing Director and Global Industry Analyst of Wellington

Juanjuan Niska specializes in the utility sector with coverage across US large cap, Asian and Emerging Market companies. She conducts fundamental analysis on the companies within her industry and assists in making buy/sell recommendations based on her findings. Ms. Niska joined Wellington in 2006. Previously, she worked as a research associate in the finance practice of Charles River Associates in Boston, providing analyses for security fraud litigation (2005-2006). She also has experience as a middle school teacher (1993-1996) and an operations manager for a textile machinery company in her native China (1997-2000). Ms. Niska graduated magna cum laude from Wellesley College with a BA in economics (2004). She holds the Chartered Financial Analyst designation, and is a member of the CFA Institute and the CFA Society Boston.

Guardian International Growth VIP Fund

Shane Duffy, CFA

Managing Director of JPMIM

Shane Duffy is a managing director and portfolio manager in the International Equity Group of JPMIM. Mr. Duffy currently works on EAFE portfolios, in particular International Growth and International Unconstrained. Previously, Mr. Duffy worked as a Global Sector Specialist with responsibility for consumer discretionary stocks. Mr. Duffy joined the team in 1999, holds an M.A. in History from Cambridge University, and is a CFA charterholder.

Thomas Murray, CFA

Managing Director of JPMIM

Thomas Murray is a managing director and portfolio manager in the International Equity Group of JPMIM. Mr. Murray is responsible for EAFE, ACWI ex US, and International Focus portfolios. An employee of the firm since 1996, Mr. Murray was previously a global sector specialist covering the energy sector. Mr. Murray holds a BA (Hons) in Classics from Bristol University and is a CFA charterholder.

James Andrew, CFA

Managing Director of JPMIM

James Andrew is a managing director and portfolio manager in the International Equity Group of JPMIM. Mr. Andrew is a global sector specialist specializing in consumer discretionary. He joined the firm in 2007, having previously been part of the European Apparel & Specialty Retail team at Sanford C. Bernstein; prior to that, Mr. Andrew was an investment manager with shareholder activist fund Hermes Focus Asset Management. Mr. Andrew holds a MEng in Manufacturing Engineering from Cambridge University and is a CFA charterholder.

Guardian International Equity VIP Fund

Simon Webber, CFA

Portfolio Manager of Schroders

Simon Webber joined Schroders in 1999, initially as a research analyst in the Global Technology Team. In 2001 he became a portfolio manager on the U.S. Desk, specializing in technology and industrials. In 2002 he assumed analytical responsibilities for the U.S. telecoms, media and software sectors. In 2004 Mr. Webber joined the Global and International Equities Team as a Global Sector Specialist and has covered multiple sectors including utilities, autos, telecoms, and consumer discretionary. He became a portfolio manager for EAFE mandates in 2009 and has managed the Global Climate Change strategy since its launch in 2007. Mr. Webber is a CFA charterholder. He holds a degree in Physics (Hons) from the University of Manchester.

James Gautrey, CFA

Portfolio Manager of Schroders

James Gautrey joined the graduate program at Schroders in 2001 working with senior management and client directors. From 2002 he worked as a Pan European research analyst covering technology, telecoms and support services. In 2006 he moved to the Global and International Equities team becoming a Global Sector Specialist for the technology sector, having previously also covered telecoms and autos. In 2014 Mr. Gautrey assumed Portfolio Management responsibilities for a number of the team's International Equity portfolios. Mr. Gautrey is a CFA charterholder. He holds a BSc in Economics from University College London.

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Guardian Balanced Allocation VIP Fund

Loren L. Moran, CFA

Senior Managing Director, Partner, and Fixed Income Portfolio Manager of Wellington

Loren Moran is a portfolio manager responsible for managing investment-grade fixed income portfolios, primarily for mutual funds. She focuses on the corporate credit sector. Prior to joining Wellington in 2014, Loren was a corporate bond portfolio manager and investment-grade corporate trader at Goldman Sachs Asset Management (2010-2014). She previously worked as a portfolio manager and research analyst at Progressive Capital Management (2006-2010). She began her career in interest-rate sales at Lehman Brothers (2001-2006). Ms.Moran received her B.S. in foreign languages with a major in Mandarin Chinese from Georgetown University (2001). Additionally, she holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Mary L. Pryshlak, CFA

Senior Managing Director, Partner, and Head of Investment Research of Wellington

Mary Pryshlak is the head of Investment Research at Wellington, an investment group comprised of Wellington's core fundamental investment research teams spanning equity; credit; macro; technical; sustainable; and environmental, social, and corporate governance (ESG). In this role, she oversees the department and focuses on ensuring that attracting, retaining and motivating world-class securities analysts and investment talent; provide them with the resources, support, and ongoing feedback needed to excel; and undertake our work with a fiduciary mind-set and collaborative spirit in order to make informed investment decisions on behalf of Wellington's clients. Mary leads a management team responsible for more than 100 professionals who directly manage client assets, conduct in-depth research, and provide investment recommendations for portfolio managers and analysts across the firm. She is a member of Wellington's Compensation Committee, Equity Review Group, Hedge Fund Review Group, and Investment Platform Governance Committee and also serves on the New Partner Advisory Committee. Prior to being named head of Investment Research, Mary was the director of Global Industry Research and previously spent 13 years as a global industry analyst covering property & casualty insurance stocks. Prior to joining Wellington in 2004, she was an equity analyst covering financial services at The Boston Company (2001-2003). Before that, she worked as an analyst at State Street Global Advisors (1995-2001) and held positions at Aeltus Investment Management Company (1994) and Spears Benzak Saloman and Farrell (1993-1994). Mary received her BA in economics and French from Rutgers College (1993). She also holds the Chartered Financial Analyst designation and is a member of the Association of Insurance and Financial Analysts (AIFA), the CFA Institute, and the CFA Society Boston.

Jonathan G. White, CFA

Managing Director and Director, Research Portfolios of Wellington

Jonathan White is the director of research portfolios for Investment Research at Wellington. In his role, he is responsible for broad oversight of the firm's suite of diversified and sector analyst-managed investment approaches, including risk management and implementation, and acts as a representative for these products with clients and prospects. He also manages Wellington's customized research approaches, including Research Value, Global Islamic Research Equity, and Global Research Equity High Dividend Yield, and is a member of the Global Perspectives investment team. Prior to his current position, Mr. White was manager of equity portfolio coordination for the firm. Before joining Wellington in 1999, he spent several years at Putnam Investments, serving as portfolio coordinator for the Emerging Markets Equity Department; manager for Pricing Operations; and supervisor, senior fund accountant, and fund accountant for Mutual Fund Accounting Operations (1994-1999). Mr. White received his MBA, magna cum laude, from Babson College (Olin, 2002) and his B.B.A. in finance, cum laude, from the University of Massachusetts (1994). Additionally, he holds the Chartered Financial Analyst designation.

Guardian Core Plus Fixed Income VIP Fund

Robert A. Lee

Partner and Co-Head of Taxable Fixed Income of Lord Abbett

Robert A. Lee is a Partner and Co-Head of Taxable Fixed Income of Lord Abbett. He joined Lord Abbett in 1997 and has been a member of the taxable fixed income team since the Fund's 2016 inception.

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Kewjin Yuoh

Partner and Portfolio Manager of Lord Abbett

Kewjin Yuoh is a Partner and Portfolio Manager of Lord Abbett, and is the lead portfolio manager of the Guardian Core Plus Fixed Income VIP Fund. He joined Lord Abbett in 2010 and has been a member of the taxable fixed income team since the Fund's 2016 inception.

Andrew H. O'Brien, CFA

Partner and Portfolio Manager of Lord Abbett

Andrew H. O'Brien is a Partner and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 1998 and has been a member of the taxable fixed income team since the Fund's 2016 inception.

Steven F. Rocco, CFA

Partner and Co-Head of Taxable Fixed Income of Lord Abbett

Steven F. Rocco is a Partner and Co-Head of Taxable Fixed Income of Lord Abbett. He joined Lord Abbett in 2004 and has been a member of the taxable fixed income team since the Fund's 2016 inception.

Leah G. Traub

Partner and Portfolio Manager of Lord Abbett

Leah G. Traub is a Partner and Portfolio Manager of Lord Abbett. She joined Lord Abbett in 2007 and has been a member of the taxable fixed income team since 2021.

Adam C. Castle, CFA

Partner and Portfolio Manager of Lord Abbett

Adam C. Castle is a Managing Director and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2015 and has been a member of the taxable fixed income team since 2021.

Harris A. Trifon

Managing Director and Portfolio Manager of Lord Abbett

Harris A. Trifon is a Managing Director and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2021 and has been a member of the taxable fixed income team since 2021.

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

Robert J. Crimmins

Co-Portfolio Manager of the Manager

Guardian Multi-Sector Bond VIP Fund and Guardian Total Return Bond VIP Fund

Robert J. Crimmins is a managing director and generalist portfolio manager. Prior to joining Guardian Life in 1996, Mr. Crimmins spent four years at MetLife Investment Management Corporation, where he was a fixed income trader and portfolio manager. He also spent six years at MetLife, where his duties included trading corporate bonds, Treasurys and mortgage-backed securities. Mr. Crimmins has more than 35 years of experience in the securities industry. He holds a B.A. in finance from St. John's University and an MBA in finance from Fordham University.

John Gargana

Co-Portfolio Manager of the Manager

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

John Gargana is a managing director, portfolio manager and co-head of investment grade portfolio management at Guardian Life. He joined Guardian Life in 1991 and has been an analyst, trader, and head of fixed income trading. He has deep expertise in multiple sectors, most notably structured products. Mr. Gargana has 30 years of investment experience. Mr. Gargana holds a B.A. in economics from Fairfield University and an MBA with a concentration in finance from Clark University Graduate School of Management.

150 Prospectus Guardian Variable Products Trust

Andrew Liggio, CFA

Co-Portfolio Manager of the Manager

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

Andrew Liggio is a managing director, portfolio manager and head of public fixed income at Guardian Life. Mr. Liggio has over 25 years of experience as an analyst and investor, including extensive experience with loan, bond, CLO, and hedge fund portfolios. Before joining Guardian in 2016, he was a partner and analyst at Castle Hill Asset Management and also an analyst at Merrill Lynch Investment Managers. He began his career as an auditor at Arthur Andersen and a credit analyst at The Bank of New York. Mr. Liggio holds an MBA from Georgetown University and a B.S. in accounting from Fairfield University. He holds a Chartered Financial Analyst® (CFA) designation and is a member of the CFA Institute.

Isaac H. Lowenbraun

Co-Portfolio Manager of the Manager

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

Isaac Lowenbraun is a managing director, portfolio manager and senior strategist within the fixed income strategy group at Guardian Life. He focuses on market analysis and asset allocation. Before joining Guardian Life in 2008, he was a vice president in fixed income risk management at Morgan Stanley Investment Management. Prior to that, he held quantitative fixed income research and risk management roles at Wilshire Associates, Merrill Lynch, Citigroup YieldBook and Salomon Smith Barney. Mr. Lowenbraun has over 25 years of investment industry experience. He holds a B.S. in accounting from Touro College and an MBA in finance from Fordham University.

David Padulo, CFA

Co-Portfolio Manager of the Manager

Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund and Guardian Total Return Bond VIP Fund

David Padulo is a managing director, head of the investment grade credit research team and leader of the credit strategy group at Guardian Life. He covers the investment grade cable and media, technology, and telecommunications sectors. Prior to joining Guardian Life in 2008, he worked at Millennium Partners where he was a senior credit analyst. Prior to that, he spent 15 years at Bear Stearns, where he held a succession of positions in capital structure and convertible bond arbitrage. David has nearly 30 years of investment experience. Mr. Padulo holds a B.A. in business administration from Skidmore College and an MBA from Fordham University. He has a Chartered Financial Analyst® (CFA) designation and holds the FINRA Series 7 and 63 licenses. He serves on the board of directors of the Credit Round Table and is a member of the CFA Institute and the New York Society of Security Analysts.

Demetrios Tsaparas, CFA

Co-Portfolio Manager of the Manager

Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund

Demetrios Tsaparas is a senior director, portfolio manager, and sector portfolio manager for rates and structured sectors at Guardian Life. He works on a broad range of quantitative investment topics and quantitative analyses He also focuses on global and macro topics. Prior to joining Guardian Life in 2008, Mr. Tsaparas was second vice president for portfolio management, analytics and consulting at New York Life Investment Management. He was also a trader and analyst at Spartan Capital Management. Mr. Tsaparas has more than 16 years of investment experience. Mr. Tsaparas holds a B.A. in mathematics from College of The Holy Cross and an MBA in finance from the Anderson School of Management at UCLA. He has a Chartered Financial Analyst® (CFA) designation, and is a member of the CFA Institute and the New York Society of Security Analysts.

Guardian Variable Products Trust Prospectus 151

Martin Vernon

Co-Portfolio Manager of the Manager

Guardian Short Duration Bond VIP Fund

Martin Vernon is a managing director, co-head of investment grade corporate bonds and portfolio manager in the investment grade securities group at Guardian Life. He also serves as the Federal Reserve analyst, closely following and assessing Fed activities as well as global and macroeconomic topics to gauge their potential investment impact. Mr. Vernon joined Guardian in 1997, initially working in operations and then in investment reporting. He joined the trading desk in 2004. He has over 25 years of investment experience, having worked previously at Marshal Wolf Investments. Mr. Vernon holds a B.A. with a concentration in political science from Queens University, Belfast, a post graduate diploma in public administration and law from the University of Ulster, and an MBA in finance from St. John's University.

Management Fees and Other Expenses

As compensation for its services and its assumption of certain expenses, the Manager is entitled to a fee, computed daily and payable monthly (as a percentage of each respective Fund's average daily net assets), as shown below. The Subadvisers are or will be paid a percentage of each Fund's average daily net assets by the Manager out of its management fee.

Fund	Management Fee
Guardian Large Cap Fundamental Growth VIP Fund	0.59%
Guardian Large Cap Disciplined Growth VIP Fund	0.56%
Guardian Mid Cap Traditional Growth VIP Fund	0.80%
Guardian All Cap Core VIP Fund	0.44%
Guardian Strategic Large Cap Core VIP Fund	0.53%
Guardian Integrated Research VIP Fund	0.47%
Guardian Diversified Research VIP Fund	0.60%
Guardian Select Mid Cap Core VIP Fund	0.53%
Guardian Small-Mid Cap Core VIP Fund	0.63%
Guardian Small Cap Core VIP Fund	0.69%
Guardian Equity Income VIP Fund	0.50%*
Guardian Large Cap Disciplined Value VIP Fund	0.63%
Guardian Growth & Income VIP Fund	0.63%
Guardian Mid Cap Relative Value VIP Fund	0.70%
Guardian Global Utilities VIP Fund	0.73%
Guardian International Growth VIP Fund	0.79%
Guardian International Equity VIP Fund	0.76%
Guardian Balanced Allocation VIP Fund	0.48%*
Guardian Core Fixed Income VIP Fund	0.45% on assets up to $300 million; 0.40% on assets over $300 million*
Guardian Core Plus Fixed Income VIP Fund	0.45%
Guardian Multi-Sector Bond VIP Fund	0.52%
Guardian Short Duration Bond VIP Fund	0.45% on assets up to $300 million; 0.40% on assets over $300 million*
Guardian Total Return Bond VIP Fund	0.45%
Guardian U.S. Government Securities VIP Fund	0.47%

*  Reflects contractual management fee.

The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2024 so that Total Annual Fund Operating Expenses (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) do not exceed the following amounts of average daily net assets of the Funds:

Fund	Expense Limitation
Guardian Large Cap Fundamental Growth VIP Fund	1.01%
Guardian Large Cap Disciplined Growth VIP Fund	0.87%
Guardian Mid Cap Traditional Growth VIP Fund	1.09%

152 Prospectus Guardian Variable Products Trust

Fund	Expense Limitation
Guardian All Cap Core VIP Fund	0.78%
Guardian Strategic Large Cap Core VIP Fund	0.84%
Guardian Integrated Research VIP Fund	0.84%
Guardian Diversified Research VIP Fund	0.96%
Guardian Select Mid Cap Core VIP Fund	0.87%
Guardian Small-Mid Cap Core VIP Fund	0.93%
Guardian Small Cap Core VIP Fund	1.05%
Guardian Equity Income VIP Fund	0.55%
Guardian Large Cap Disciplined Value VIP Fund	0.97%
Guardian Growth & Income VIP Fund	0.96%
Guardian Mid Cap Relative Value VIP Fund	1.08%
Guardian Global Utilities VIP Fund	1.03%
Guardian International Growth VIP Fund	1.18%
Guardian International Equity VIP Fund	1.08%
Guardian Balanced Allocation VIP Fund	0.89%
Guardian Core Fixed Income VIP Fund	0.50%
Guardian Core Plus Fixed Income VIP Fund	0.81%
Guardian Multi-Sector Bond VIP Fund	1.00%
Guardian Short Duration Bond VIP Fund	0.50%
Guardian Total Return Bond VIP Fund	0.79%
Guardian U.S. Government Securities VIP Fund	0.75%

These expense limitations may not be increased or terminated prior to this time without Board action, may be terminated only upon approval of the Board, and are subject to the Manager's recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from a Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any (i.e., if the Fund will be able to make the repayment, after accounting for the repayment, without exceeding the expense limitation in effect at the time of the waiver or reimbursement and without exceeding the expense limitation in effect at the time of the recoupment, if any). For purposes of the expense limitations, extraordinary expenses relate to costs associated with events or transactions that are unusual in their nature and infrequent in their occurrence. Please refer to the SAI for more information regarding the expense limitation agreement.

Fund Policies

How Shares are Priced

Shares in each of the Funds are offered and are redeemed at a price equal to their respective NAV per share.

The Funds calculate the value of their investments (also known as their NAV) at the close of regular trading on the New York Stock Exchange (the "Exchange" or "NYSE") (generally 4:00 pm Eastern time) every day the Exchange is open. Shares will not be priced on days that the Exchange is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. These securities are valued at the last reported sale price on the principal exchange (e.g., NYSE) or market on which they are traded. If no sales are reported, these securities are valued at the mean between the closing bid and asked prices. Securities listed on NASDAQ will generally be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If the NASDAQ Official Closing Price is not available for a security, that security will typically be valued at the mean between the closing bid and ask prices.

Debt securities for which quoted bid prices are readily available are valued by an approved independent pricing service at the bid price. Debt securities for which quoted bid prices are not available will be valued by an approved independent pricing service at an evaluated bid price. For debt securities not priced by an approved independent pricing service, the securities will be valued at the bid price provided by an independent broker-dealer, or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer, or may be "fair valued" in accordance with the procedures described below.

The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with methodologies and procedures adopted by the Board and valuation policy and procedures adopted by the Manager (collectively, the "Valuation Procedures"). Fair value represents a good

Guardian Variable Products Trust Prospectus 153

faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. The Valuation Procedures establish methodologies for the valuation of the Funds' portfolio securities and the day-to-day responsibility for fair value determinations is delegated to the Manager as valuation designee. The Manager has established a Fair Valuation Committee. Determinations of the Fair Valuation Committee are subject to Board oversight. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction between market participants at the measurement date, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Please see the SAI for additional information on how NAV is calculated.

How to Buy and Sell Shares

Purchases and redemptions of Fund shares are made by separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC"), which own the Funds' shares. Holders of GIAC's variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Funds' shares should consult with GIAC. The GIAC separate accounts (the "Separate Accounts"), buy and sell shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. Each Fund sells and redeems shares to and from the Separate Accounts at the NAV next determined after the Separate Account's purchase or redemption order is accepted by GIAC on behalf of the Fund.

Each Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Fund will make payment within seven days after it receives an order from GIAC. A Fund may refuse to redeem shares or may postpone payment of proceeds during any period when: trading on the NYSE is restricted; the NYSE is closed for other than weekends and holidays; an emergency makes it not reasonably practicable for a Fund to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or as permitted by the Securities and Exchange Commission.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may access a line of credit or overdraft facility or borrow through other sources to meet redemption requests. Each Fund may also use these redemption methods if it believes, in its discretion, that it is in its best interest and in the best interest its remaining shareholders.

Each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time. See the prospectus for your Contract for more details about the allocation, transfer, and withdrawal provisions of your Contract.

Distribution and Service Agreement

Park Avenue Securities LLC (the "Distributor") serves as the distributor for the shares of each Fund. Fund shares are offered and redeemed at their NAV without any sales load. The Distributor is a wholly-owned subsidiary of Guardian Life, and is an affiliate of the Manager. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Distributor's principal office is located at 10 Hudson Yards, New York, NY 10001.

Distribution and Service Plan

Each Fund (except for Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund) has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, the shares of each Fund are charged an annual fee of 0.25% of the average daily net assets of the Fund to compensate the Distributor for providing various distribution and service-related activities for the benefit of Fund shareholders, including Contract owners with interests in the Funds. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges. The fees payable under the 12b-1 Plan are not calculated based on the actual expenses borne by the Distributor in carrying out its responsibilities under the 12b-1 Plan, which may be less than or greater than

154 Prospectus Guardian Variable Products Trust

the amounts paid as compensation under the Plan. Under the 12b-1 Plan, payments for distribution and/or servicing of Fund shares can be made directly to GIAC or another life insurance company or other intermediary at the direction of the Distributor.

Market Timing/Disruptive Trading Policy

The interests of each Fund and its ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Subadviser might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Contract owners that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by longer-term Contract owners. Dilution may also cause a Fund to incur other increased costs such as brokerage, custody and administration costs.

The Funds are not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Fund's shares in order to protect long-term owners of the Funds.

Under these policy and procedures, an investor may not make more than two round trip transfers (defined as the movement of money into and out of a Fund directed by a Contract owner) of $50,000 or more within any 30-day period. Further, each Fund reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate market timing or other frequent trading or activity that may be harmful to the Fund. If GIAC determines that you are engaging in frequent transfer activity among investment options, GIAC may, without prior notice, limit, modify, restrict, suspend or eliminate your right to make transfers or allocation changes within your Contract. If the available information suggests that frequent trading may be taking place, GIAC may restrict a Contract owner's trading activity for any period of time or permanently. Although the Fund will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund' ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC and its affiliates. Neither GIAC nor the Trust has any arrangements to permit or accommodate frequent or excessive short-term trading. For more information, please refer to the prospectus for your Contract.

Dividends and Distributions

Each of the Funds in the Trust is classified as a disregarded entity for U.S. federal income tax purposes. As such, the Funds are not required to distribute taxable income and capital gains in connection with maintaining their disregarded entity status for U.S. federal income tax purposes or under the Trust's dividends and distributions policy.

Tax Matters

Each Fund is classified as a disregarded entity for U.S. federal income tax purposes. Each Fund is not subject to income tax; and any income, gains, losses, deductions and credits of the Fund are instead taken into account by each Separate Account that invests in the Fund and retain the same character for U.S. federal income tax purposes. In addition, each Fund intends to comply with certain requirements set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as the related Treasury Regulations promulgated thereunder, including diversification and investor control provisions that apply to certain investment companies, partnerships or trusts underlying variable contracts.

Because Fund shares are held by the Separate Accounts of GIAC, no discussion is included here concerning the federal income tax consequences at the shareholder, policyholder or variable contract holder level. Contract owners should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of their Contracts, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information about the federal income tax consequences to purchasers of variable annuity contracts or variable life insurance policies, see the applicable prospectus for your Contract.

Payments to Financial Intermediaries

The Manager, the Distributor, or their affiliated entities, out of their own resources and without additional cost to the Funds or their shareholders, may make payments to GIAC, broker-dealers, or other financial intermediaries. The Funds may also make payments to GIAC and to broker-dealers and other financial intermediaries for distribution and/or other

Guardian Variable Products Trust Prospectus 155

services. These payments may be a factor that GIAC considers in including the Funds as underlying investment options in a Contract (or a rider to a Contract) and may create a conflict of interest. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Funds over another investment. GIAC may also pay fees to third parties in connection with distribution of the Contracts and for services provided to Contract owners. The Funds, the Manager, and the Distributor are not parties to these arrangements.

Ask your financial adviser, or contact your financial intermediary or financial advisor for more information. Contract owners should consult the prospectus and statement of additional information for their Contracts, which may include a discussion of these payments.

Other Information

Each Fund issues and sells its shares to the Separate Accounts. The Separate Accounts hold shares of mutual funds, including the Funds, which fund benefits under Contracts. With respect to matters to be voted on by shareholders of the Funds, GIAC, as the owner of the assets held in the Separate Accounts, is the record shareholder of the Funds and is entitled to vote its shares of the Funds. GIAC will vote outstanding shares of the Funds in accordance with instructions received from the owners of the Contracts, which have some or all of the contract or policy value invested in the Funds. GIAC will vote each Fund's shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Funds' shares that it owns directly because of its contributions or accumulations in the Separate Accounts through which GIAC offers the Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contract owners may determine the outcome of a shareholder vote. For a shareholder meeting to go forward with respect to a Fund, there must be a quorum. This means that a quorum (one-third) of each Fund's shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC owns all the shares of the Funds, its presence at a meeting in person or by proxy will meet the quorum requirement for the Funds. The Funds offer shares to variable annuity contract and variable life insurance policy separate accounts. In accordance with the conditions of a related SEC exemptive order applicable to the Trust, the Board monitors for events to ensure that there are no material irreconcilable differences between or among the owners of variable annuity contracts and variable life insurance policies. If such a conflict should arise, one or more separate accounts may withdraw their investments in a Fund. This could possibly force a Fund to sell portfolio securities at disadvantageous prices. If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses Contract owners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract with (or on behalf of) the Funds without shareholder approval, except where shareholder approval is specifically required. Further, neither shareholders nor Contract owners are intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Manager or other parties who provide services to the Funds.

156 Prospectus Guardian Variable Products Trust

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Guardian Variable Products Trust Prospectus 157

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an owner would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial statements containing the financial highlights for all Funds have been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in each Fund's Annual Report, which is available upon request.

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[2]
Guardian Large Cap Fundamental Growth VIP Fund:
Year Ended 12/31/22	$26.23	$(0.05)	$(8.54)	$(8.59)	$17.64	(32.75)%
Year Ended 12/31/21	$21.57	$(0.08)	$4.74	$4.66	$26.23	21.60%
Year Ended 12/31/20	$16.50	$(0.03)	$5.10	$5.07	$21.57	30.73%
Year Ended 12/31/19	$12.51	$0.00[4]	$3.99	$3.99	$16.50	31.89%
Year Ended 12/31/18	$12.74	$0.03	$(0.26)	$(0.23)	$12.51	(1.81)%
Guardian Large Cap Disciplined Growth VIP Fund:
Year Ended 12/31/22	$28.69	$(0.03)	$(9.01)	$(9.04)	$19.65	(31.51)%
Year Ended 12/31/21	$23.83	$(0.09)	$4.95	$4.86	$28.69	20.39%
Year Ended 12/31/20	$17.47	$(0.02)	$6.38	$6.36	$23.83	36.41%
Year Ended 12/31/19	$12.52	$(0.00)[5]	$4.95	$4.95	$17.47	39.54%
Year Ended 12/31/18	$12.67	$(0.01)	$(0.14)	$(0.15)	$12.52	(1.18)%
Guardian Integrated Research VIP Fund:
Year Ended 12/31/22	$21.86	$0.12	$(4.74)	$(4.62)	$17.24	(21.13)%
Year Ended 12/31/21	$17.06	$0.11	$4.69	$4.80	$21.86	28.14%
Year Ended 12/31/20	$14.31	$0.20[7]	$2.55	$2.75	$17.06	19.22%
Year Ended 12/31/19	$11.26	$0.14	$2.91	$3.05	$14.31	27.09%
Year Ended 12/31/18	$12.28	$0.12	$(1.14)	$(1.02)	$11.26	(8.31)%
Guardian Diversified Research VIP Fund:
Year Ended 12/31/22	$23.63	$0.11	$(4.30)	$(4.19)	$19.44	(17.73)%
Year Ended 12/31/21	$19.05	$0.08	$4.50	$4.58	$23.63	24.04%
Year Ended 12/31/20	$15.85	$0.08	$3.12	$3.20	$19.05	20.19%
Year Ended 12/31/19	$11.84	$0.11	$3.90	$4.01	$15.85	33.87%
Year Ended 12/31/18	$12.65	$0.09	$(0.90)	$(0.81)	$11.84	(6.40)%
Guardian Large Cap Disciplined Value VIP Fund:
Year Ended 12/31/22	$18.57	$0.18	$(1.09)	$(0.91)	$17.66	(4.90)%
Year Ended 12/31/21	$14.30	$0.12	$4.15	$4.27	$18.57	29.86%
Year Ended 12/31/20	$14.13	$0.19[8]	$(0.02)	$0.17	$14.30	1.20%
Year Ended 12/31/19	$11.45	$0.16	$2.52	$2.68	$14.13	23.41%
Year Ended 12/31/18	$12.85	$0.15	$(1.55)	$(1.40)	$11.45	(10.89)%
Guardian Growth & Income VIP Fund:
Year Ended 12/31/22	$19.17	$0.23	$(1.23)	$(1.00)	$18.17	(5.22)%
Year Ended 12/31/21	$14.95	$0.14	$4.08	$4.22	$19.17	28.23%
Year Ended 12/31/20	$14.64	$0.15	$0.16	$0.31	$14.95	2.12%
Year Ended 12/31/19	$11.81	$0.14	$2.69	$2.83	$14.64	23.96%
Year Ended 12/31/18	$12.85	$0.12	$(1.16)	$(1.04)	$11.81	(8.09)%
Guardian Mid Cap Traditional Growth VIP Fund:
Year Ended 12/31/22	$23.32	$(0.06)	$(3.96)	$(4.02)	$19.30	(17.24)%
Year Ended 12/31/21	$19.91	$(0.05)	$3.46	$3.41	$23.32	17.13%
Year Ended 12/31/20	$16.71	$(0.04)	$3.24	$3.20	$19.91	19.15%
Year Ended 12/31/19	$12.27	$(0.01)	$4.45	$4.44	$16.71	36.19%
Year Ended 12/31/18	$12.72	$(0.01)	$(0.44)	$(0.45)	$12.27	(3.54)%
Guardian Mid Cap Relative Value VIP Fund:
Year Ended 12/31/22	$18.45	$0.14	$(1.03)	$(0.89)	$17.56	(4.82)%
Year Ended 12/31/21	$14.32	$0.05	$4.08	$4.13	$18.45	28.84%
Year Ended 12/31/20	$13.93	$0.09	$0.30	$0.39	$14.32	2.80%
Year Ended 12/31/19	$10.28	$0.10	$3.55	$3.65	$13.93	35.51%
Year Ended 12/31/18	$12.02	$0.08	$(1.82)	$(1.74)	$10.28	(14.48)%

158 Prospectus Guardian Variable Products Trust

	Ratios/Supplemental Data
	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Large Cap Fundamental Growth VIP Fund:
Year Ended 12/31/22	$253,603	0.93%	0.93%	(0.25)%	(0.25)%	31%
Year Ended 12/31/21	$348,302	0.91%	0.91%	(0.34)%	(0.34)%	21%
Year Ended 12/31/20	$339,890	1.00%	1.00%	(0.18)%	(0.18)%	20%
Year Ended 12/31/19	$349,921	1.00%	1.00%	0.01%	0.01%	44%
Year Ended 12/31/18	$223,264	1.00%	1.02%	0.26%	0.24%	33%
Guardian Large Cap Disciplined Growth VIP Fund:
Year Ended 12/31/22	$439,541	0.87%	0.89%	(0.15)%	(0.17)%	38%
Year Ended 12/31/21	$622,763	0.87%	0.87%	(0.34)%	(0.34)%	28%
Year Ended 12/31/20	$621,402	0.87%	0.89%	(0.12)%	(0.14)%	24%
Year Ended 12/31/19	$625,755	0.87%	0.96%	(0.01)%	(0.10)%	116%
Year Ended 12/31/18	$181,144	0.87%	1.04%	(0.05)%	(0.22)%	47%
Guardian Integrated Research VIP Fund:
Year Ended 12/31/22	$353,901	0.84%	0.84%	0.68%	0.68%	24%
Year Ended 12/31/21	$321,218	0.86%	0.91%	0.53%	0.48%	274%[6]
Year Ended 12/31/20	$12,432	0.96%	2.08%	1.36%[7]	0.24%[7]	61%
Year Ended 12/31/19	$11,852	0.96%	2.30%	1.08%	(0.26)%	117%
Year Ended 12/31/18	$9,814	0.96%	2.39%	0.93%	(0.50)%	58%
Guardian Diversified Research VIP Fund:
Year Ended 12/31/22	$141,042	0.96%	0.99%	0.53%	0.50%	45%
Year Ended 12/31/21	$192,042	0.95%	0.95%	0.36%	0.36%	44%
Year Ended 12/31/20	$193,384	1.01%	1.02%	0.52%	0.51%	76%
Year Ended 12/31/19	$196,050	1.01%	1.03%	0.77%	0.75%	88%
Year Ended 12/31/18	$148,193	1.02%	1.09%	0.68%	0.61%	88%
Guardian Large Cap Disciplined Value VIP Fund:
Year Ended 12/31/22	$153,193	0.97%	0.98%	1.01%	1.00%	33%
Year Ended 12/31/21	$219,108	0.97%	0.97%	0.71%	0.71%	45%
Year Ended 12/31/20	$223,410	0.97%	1.02%	1.53%[8]	1.48%[8]	73%
Year Ended 12/31/19	$213,249	0.97%	1.03%	1.22%	1.16%	66%
Year Ended 12/31/18	$185,363	0.97%	1.08%	1.16%	1.05%	56%
Guardian Growth & Income VIP Fund:
Year Ended 12/31/22	$143,039	0.96%	0.99%	1.25%	1.22%	39%
Year Ended 12/31/21	$193,598	0.97%	0.98%	0.82%	0.81%	26%
Year Ended 12/31/20	$198,155	1.01%	1.03%	1.17%	1.15%	36%
Year Ended 12/31/19	$187,172	1.01%	1.04%	1.01%	0.98%	36%
Year Ended 12/31/18	$164,861	1.01%	1.08%	0.94%	0.87%	58%
Guardian Mid Cap Traditional Growth VIP Fund:
Year Ended 12/31/22	$88,420	1.10%	1.21%	(0.29)%	(0.40)%	16%
Year Ended 12/31/21	$123,102	1.10%	1.17%	(0.24)%	(0.31)%	10%
Year Ended 12/31/20	$130,558	1.10%	1.23%	(0.25)%	(0.38)%	19%
Year Ended 12/31/19	$125,058	1.10%	1.26%	(0.07)%	(0.23)%	10%
Year Ended 12/31/18	$110,065	1.10%	1.31%	(0.07)%	(0.28)%	30%
Guardian Mid Cap Relative Value VIP Fund:
Year Ended 12/31/22	$173,859	1.05%	1.05%	0.83%	0.83%	24%
Year Ended 12/31/21	$237,063	1.05%	1.05%	0.32%	0.32%	31%
Year Ended 12/31/20	$244,930	1.06%	1.11%	0.70%	0.65%	56%
Year Ended 12/31/19	$235,342	1.00%	1.10%	0.83%	0.73%	37%
Year Ended 12/31/18	$204,185	1.00%	1.14%	0.66%	0.52%	31%

1  Calculated based on the average shares outstanding during the period.

2  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

3  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

4  Rounds to $0.00 per share.

5  Rounds to $(0.00) per share.

6  The Fund's portfolio turnover rate during the year reflects higher purchase and sale activities due to a significant inflow of assets into the fund.

7  Reflects a special dividend paid out during the year by one of the Fund's holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.11, the Net Ratio of Net Investment Income to Average Net Assets would have been 0.76%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been (0.36)%.

8  Reflects a special dividend paid out during the year by one of the Fund's holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.14, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.15%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been 1.10%.

Guardian Variable Products Trust Prospectus 159

Financial Highlights (Continued)

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[2]
Guardian International Growth VIP Fund:
Year Ended 12/31/22	$19.21	$0.05	$(5.48)	$(5.43)	$13.78	(28.27)%
Year Ended 12/31/21	$17.34	$(0.01)	$1.88	$1.87	$19.21	10.78%
Year Ended 12/31/20	$13.53	$(0.00)[4]	$3.81	$3.81	$17.34	28.16%
Year Ended 12/31/19	$10.24	$0.07	$3.22	$3.29	$13.53	32.13%
Year Ended 12/31/18	$12.61	$0.12	$(2.49)	$(2.37)	$10.24	(18.79)%
Guardian International Equity VIP Fund:
Year Ended 12/31/22	$13.87	$0.15	$(2.63)	$(2.48)	$11.39	(17.88)%
Year Ended 12/31/21	$13.16	$0.30[6]	$0.41	$0.71	$13.87	5.40%
Year Ended 12/31/20	$12.15	$0.12	$0.89	$1.01	$13.16	8.31%
Year Ended 12/31/19	$10.01	$0.22	$1.92	$2.14	$12.15	21.38%
Year Ended 12/31/18	$11.80	$0.20	$(1.99)	$(1.79)	$10.01	(15.17)%
Guardian Core Plus Fixed Income VIP Fund:
Year Ended 12/31/22	$11.58	$0.26	$(1.91)	$(1.65)	$9.93	(14.25)%
Year Ended 12/31/21	$11.58	$0.16	$(0.16)	$0.00	$11.58	0.00%
Year Ended 12/31/20	$10.78	$0.24	$0.56	$0.80	$11.58	7.42%
Year Ended 12/31/19	$9.95	$0.26	$0.57	$0.83	$10.78	8.34%
Year Ended 12/31/18	$10.08	$0.26	$(0.39)	$(0.13)	$9.95	(1.29)%
Guardian Multi-Sector Bond VIP Fund:
Year Ended 12/31/22	$10.74	$0.26	$(2.00)	$(1.74)	$9.00	(16.20)%
Year Ended 12/31/21	$10.74	$0.21	$(0.21)	$0.00	$10.74	0.00%
Year Ended 12/31/20	$10.03	$0.14	$0.57	$0.71	$10.74	7.08%
Period Ended 12/31/19[7]	$10.00	$0.03	$0.00[8]	$0.03	$10.03	0.30%[9]
Guardian Total Return Bond VIP Fund:
Year Ended 12/31/22	$10.61	$0.24	$(1.87)	$(1.63)	$8.98	(15.36)%
Year Ended 12/31/21	$10.70	$0.18	$(0.27)	$(0.09)	$10.61	(0.84)%
Year Ended 12/31/20	$10.03	$0.14	$0.53	$0.67	$10.70	6.68%
Period Ended 12/31/19[7]	$10.00	$0.03	$0.00[8]	$0.03	$10.03	0.30%[9]
Guardian Small Cap Core VIP Fund:
Year Ended 12/31/22	$13.42	$0.03	$(2.83)	$(2.80)	$10.62	(20.86)%
Year Ended 12/31/21	$11.40	$0.00[8]	$2.02	$2.02	$13.42	17.72%
Year Ended 12/31/20	$11.13	$0.05	$0.22	$0.27	$11.40	2.43%
Period Ended 12/31/19[7]	$10.00	$0.01	$1.12	$1.13	$11.13	11.30%[9]
Guardian Global Utilities VIP Fund:
Year Ended 12/31/22	$12.45	$0.28	$(0.40)	$(0.12)	$12.33	(0.96)%
Year Ended 12/31/21	$10.70	$0.28	$1.47	$1.75	$12.45	16.36%
Year Ended 12/31/20	$10.27	$0.23	$0.20	$0.43	$10.70	4.19%
Period Ended 12/31/19[7]	$10.00	$0.03	$0.24	$0.27	$10.27	2.70%[9]
Guardian U.S. Government Securities VIP Fund:
Year Ended 12/31/22	$10.27	$0.11	$(0.96)	$(0.85)	$9.42	(8.28)%
Year Ended 12/31/21	$10.53	$0.06	$(0.32)	$(0.26)	$10.27	(2.47)%
Year Ended 12/31/20	$10.00	$0.09	$0.44	$0.53	$10.53	5.30%
Period Ended 12/31/19[7]	$10.00	$0.02	$(0.02)	$0.00	$10.00	0.00%[9]
160 Prospectus Guardian Variable Products Trust

	Ratios/Supplemental Data
	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian International Growth VIP Fund:
Year Ended 12/31/22	$114,662	1.18%	1.21%	0.35%	0.32%	40%
Year Ended 12/31/21	$148,827	1.17%	1.17%	(0.05)%	(0.05)%	31%
Year Ended 12/31/20	$146,998	1.18%	1.24%	(0.00)%[5]	(0.06)%	25%
Year Ended 12/31/19	$146,555	1.18%	1.26%	0.56%	0.48%	25%
Year Ended 12/31/18	$131,137	1.18%	1.32%	1.07%	0.93%	61%
Guardian International Equity VIP Fund:
Year Ended 12/31/22	$325,012	1.08%	1.12%	1.30%	1.26%	136%
Year Ended 12/31/21	$411,907	1.06%	1.13%	2.20%[6]	2.13%[6]	40%
Year Ended 12/31/20	$234,233	1.00%	1.18%	1.03%	0.85%	38%
Year Ended 12/31/19	$220,989	0.94%	1.20%	1.99%	1.73%	32%
Year Ended 12/31/18	$208,182	0.94%	1.23%	1.79%	1.50%	74%
Guardian Core Plus Fixed Income VIP Fund:
Year Ended 12/31/22	$253,133	0.81%	0.81%	2.46%	2.46%	198%
Year Ended 12/31/21	$345,332	0.80%	0.80%	1.42%	1.42%	181%
Year Ended 12/31/20	$341,827	0.80%	0.83%	2.12%	2.09%	183%
Year Ended 12/31/19	$350,049	0.79%	0.84%	2.53%	2.48%	211%
Year Ended 12/31/18	$355,070	0.79%	0.87%	2.60%	2.52%	543%
Guardian Multi-Sector Bond VIP Fund:
Year Ended 12/31/22	$232,593	0.88%	0.88%	2.68%	2.68%	182%
Year Ended 12/31/21	$315,505	0.87%	0.87%	1.99%	1.99%	172%
Year Ended 12/31/20	$306,696	0.89%	0.89%	1.38%	1.38%	163%
Period Ended 12/31/19[7]	$309,877	0.93%[9]	0.93%[9]	1.33%[9]	1.33%[9]	27%[9]
Guardian Total Return Bond VIP Fund:
Year Ended 12/31/22	$266,370	0.79%	0.80%	2.54%	2.53%	154%
Year Ended 12/31/21	$355,203	0.79%	0.79%	1.68%	1.68%	155%
Year Ended 12/31/20	$333,391	0.79%	0.81%	1.40%	1.38%	112%
Period Ended 12/31/19[7]	$337,312	0.75%[9]	0.85%[9]	1.56%[9]	1.46%[9]	18%[9]
Guardian Small Cap Core VIP Fund:
Year Ended 12/31/22	$246,525	1.04%	1.04%	0.23%	0.23%	48%
Year Ended 12/31/21	$284,144	1.04%	1.04%	0.01%	0.01%	45%
Year Ended 12/31/20	$337,527	1.05%	1.05%	0.53%	0.53%	69%
Period Ended 12/31/19[7]	$310,451	1.01%[9]	1.09%[9]	0.57%[9]	0.49%[9]	98%[9]
Guardian Global Utilities VIP Fund:
Year Ended 12/31/22	$64,331	1.03%	1.21%	2.29%	2.11%	14%
Year Ended 12/31/21	$88,121	1.03%	1.16%	2.38%	2.25%	22%
Year Ended 12/31/20	$84,619	1.03%	1.22%	2.35%	2.16%	43%
Period Ended 12/31/19[7]	$85,307	0.89%[9]	1.37%[9]	1.56%[9]	1.08%[9]	50%[9]
Guardian U.S. Government Securities VIP Fund:
Year Ended 12/31/22	$201,323	0.75%	0.83%	1.18%	1.10%	52%
Year Ended 12/31/21	$273,908	0.75%	0.82%	0.61%	0.54%	64%
Year Ended 12/31/20	$263,190	0.75%	0.84%	0.84%	0.75%	76%
Period Ended 12/31/19[7]	$270,003	0.70%[9]	0.89%[9]	1.29%[9]	1.10%[9]	31%[9]

1  Calculated based on the average shares outstanding during the period.

2  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

3  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

4  Rounds to $(0.00) per share.

5  Rounds to (0.00)%.

6  Reflects a special dividend paid out during the year by one of the Fund's holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.19, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.37%, and the Gross Ratio of Net Investment Income to Average Net Assets would have been 1.30%.

7  Commenced operations on October 21, 2019.

8  Rounds to $0.00 per share.

9  Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

Guardian Variable Products Trust Prospectus 161

Financial Highlights (Continued)

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[2]
Guardian All Cap Core VIP Fund:
Year Ended 12/31/22	$10.26	$0.07	$(1.87)	$(1.80)	$8.46	(17.54)%
Period Ended 12/31/21[4]	$10.00	$0.01	$0.25	$0.26	$10.26	2.60%[5]
Guardian Select Mid Cap Core VIP Fund:
Year Ended 12/31/22	$10.08	$0.06	$(1.49)	$(1.43)	$8.65	(14.19)%
Period Ended 12/31/21[4]	$10.00	$0.02	$0.06	$0.08	$10.08	0.80%[5]
Guardian Small-Mid Cap Core VIP Fund:
Year Ended 12/31/22	$10.09	$(0.01)	$(1.75)	$(1.76)	$8.33	(17.44)%
Period Ended 12/31/21[4]	$10.00	$(0.00)[6]	$0.09	$0.09	$10.09	0.90%[5]
Guardian Strategic Large Cap Core VIP Fund:
Year Ended 12/31/22	$10.32	$0.08	$(1.12)	$(1.04)	$9.28	(10.08)%
Period Ended 12/31/21[4]	$10.00	$0.01	$0.31	$0.32	$10.32	3.20%[5]
Guardian Balanced Allocation VIP Fund:
Period Ended 12/31/22[7]	$10.00	$0.07	$(0.61)	$(0.54)	$9.46	(5.40)%[8]
Guardian Core Fixed Income VIP Fund:
Period Ended 12/31/22[7]	$10.00	$0.22	$(0.61)	$(0.39)	$9.61	(3.90)%[8]
Guardian Equity Income VIP Fund:
Period Ended 12/31/22[7]	$10.00	$0.18	$0.08	$0.26	$10.26	2.60%[8]
Guardian Short Duration Bond VIP Fund:
Period Ended 12/31/22[7]	$10.00	$0.20	$(0.43)	$(0.23)	$9.77	(2.30)%[8]

162 Prospectus Guardian Variable Products Trust

	Ratios/Supplemental Data
	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian All Cap Core VIP Fund:
Year Ended 12/31/22	$159,185	0.78%	0.85%	0.78%	0.71%	37%
Period Ended 12/31/21[4]	$31,370	0.38%[5]	1.14%[5]	1.06%[5]	0.30%[5]	7%[5]
Guardian Select Mid Cap Core VIP Fund:
Year Ended 12/31/22	$218,099	0.87%	0.90%	0.69%	0.66%	74%
Period Ended 12/31/21[4]	$261,849	0.82%[5]	0.90%[5]	0.96%[5]	0.88%[5]	93%[5]
Guardian Small-Mid Cap Core VIP Fund:
Year Ended 12/31/22	$290,578	0.93%	0.97%	(0.15)%	(0.19)%	39%
Period Ended 12/31/21[4]	$385,128	0.90%[5]	0.98%[5]	(0.12)%[5]	(0.20)%[5]	59%[5]
Guardian Strategic Large Cap Core VIP Fund:
Year Ended 12/31/22	$270,461	0.84%	0.87%	0.80%	0.77%	45%
Period Ended 12/31/21[4]	$372,001	0.81%[5]	0.89%[5]	0.82%[5]	0.74%[5]	80%[5]
Guardian Balanced Allocation VIP Fund:
Period Ended 12/31/22[7]	$214,197	0.86%[8]	0.86%[8]	1.17%[8]	1.17%[8]	59%[8]
Guardian Core Fixed Income VIP Fund:
Period Ended 12/31/22[7]	$449,805	0.50%[8]	0.52%[8]	3.41%[8]	3.39%[8]	90%[8]
Guardian Equity Income VIP Fund:
Period Ended 12/31/22[7]	$143,109	0.54%[8]	0.64%[8]	2.68%[8]	2.58%[8]	36%[8]
Guardian Short Duration Bond VIP Fund:
Period Ended 12/31/22[7]	$186,598	0.49%[8]	0.58%[8]	3.00%[8]	2.91%[8]	61%[8]

1  Calculated based on the average shares outstanding during the period.

2  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

3  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

4  Commenced operations on October 25, 2021.

5  Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

6  Rounds to $(0.00) per share.

7  Commenced operations on May 2, 2022.

8  Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

Guardian Variable Products Trust Prospectus 163

ADDITIONAL INFORMATION

The Funds are available only to Contract owners. Please refer to your variable annuity contract or variable life insurance policy prospectus for information regarding your contract or policy. You'll find more information about the Funds in the following documents:

Annual and Semi-Annual Reports

Additional information about a Fund's investments is (or, for certain new Funds, will be) available in the Funds' December 31 annual and June 30 semiannual reports to shareholders. The annual reports (once available, for certain new Funds) list the holdings of the Funds (or a summary of the holdings), describe Fund performance, include audited financial statements and discuss how investment strategies and Fund performance have responded to recent market conditions and economic trends. The semi-annual reports (once available, for certain new Funds) list the holdings of the Funds (or a summary of the holdings) and include unaudited financial statements. The annual and semi-annual reports may contain a summary schedule of investments for the Funds. A complete schedule of investments may be obtained as noted below.

Statement of Additional Information

The Funds' Statement of Additional Information ("SAI") also provides additional information about each Fund's investments, strategies and risks and a more detailed description of certain Trust policies and procedures. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

How to Obtain Documents

This Prospectus, the SAI and other regulatory documents of the Trust are (or will be, for certain new Funds) available, free of charge, on the Trust's website http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or you may also call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). You can also obtain these documents, reports and other information by contacting the SEC's Public Reference Room, as described below. The SEC may charge you a fee for this information.

Fund Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's investments is included in the SAI. Fund holdings information can be reviewed online at: http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses

Contact Information

If you have any questions about any of the Funds or would like to view or obtain a copy of the Prospectus, SAI or annual or semiannual report (once available, for certain new Funds) at no cost, you may:

View Documents Online – http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses
Call for a Copy – 1-888-GUARDIAN (1-888-482-7342)

How to Contact the SEC

You may access reports and other information about the Trust on the EDGAR Database on the SEC's webpage at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

The investment company registration number of Guardian Variable Products Trust, of which the Funds are series, is 811-23148.

The Guardian Life Insurance Company of America New York, NY 10001-2159

.

Guardian Variable Products Trust

Statement of Additional Information

May 1, 2023

U.S. Growth

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

U.S. Core

Guardian All Cap Core VIP Fund
Guardian Strategic Large Cap Core VIP Fund

Guardian Integrated Research VIP Fund

Guardian Diversified Research VIP Fund

Guardian Select Mid Cap Core VIP Fund
Guardian Small-Mid Cap Core VIP Fund

Guardian Small Cap Core VIP Fund

U.S. Value

Guardian Equity Income VIP Fund

Guardian Large Cap Disciplined Value VIP Fund

Guardian Growth & Income VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Sector

Guardian Global Utilities VIP Fund

International

Guardian International Growth VIP Fund

Guardian International Equity VIP Fund

Balanced

Guardian Balanced Allocation VIP Fund

Fixed Income

Guardian Core Fixed Income VIP Fund

Guardian Core Plus Fixed Income VIP Fund

Guardian Multi-Sector Bond VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Total Return Bond VIP Fund

Guardian U.S. Government Securities VIP Fund

Although not a prospectus, this Statement of Additional Information (the “SAI”) supplements the information contained in the prospectus dated May 1, 2023 for shares of Guardian Variable Products Trust (the “Trust”), as may be amended or supplemented from time to time (the “Prospectus”). This SAI has been filed with the Securities and Exchange Commission (“SEC”), as part of the Trust’s registration statement, and is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectus.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or Park Avenue Securities LLC (the “Distributor”). This SAI and the Prospectus do not constitute an offer by the Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction. There are no exchange ticker symbols associated with shares of the series of the Trust listed above (each, a “Fund,” and, collectively, the “Funds”).

The financial statements of the applicable Funds, and the related reports of PricewaterhouseCoopers LLP ("PwC"), the Trust’s independent registered public accounting firm, as presented in the Funds’ 2022 Annual Reports, are incorporated by reference into this SAI.

Copies of the Prospectus, SAI and/or shareholder reports are available without charge by writing to The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, El Paso, TX 79998-1592, by calling toll free at 1-888-GUARDIAN (1-888-482-7342) or on the Trust’s website: http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”). The availability of the Funds as investment options may vary by Contract and jurisdiction.

1

2

Introduction

Guardian Variable Products Trust, organized as a Delaware statutory trust and established on January 12, 2016, is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers shares of the Funds to insurance company separate accounts (“Separate Accounts”) funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Each Fund will operate in a manner consistent with its classification as a “diversified company,” as that term is defined in the 1940 Act. Additional series of the Trust and share classes may be established and designated from time to time.

As disclosed in the Prospectus, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.

The Board of Trustees of the Trust (the “Board”) provides general oversight of the Funds’ operations. Park Avenue Institutional Advisers LLC, a Delaware limited liability company (“Park Avenue” or the “Manager”), serves as the manager of each Fund pursuant to an investment management agreement between the Trust, on behalf of the Funds, and the Manager. The Manager has delegated responsibility for the day-to-day investment management of certain Funds to the Subadvisers (as defined below), subject to the oversight and supervision of the Manager.

The Manager, on behalf of the following Funds, has entered into subadvisory agreements with the subadvisers listed below (each, a “Subadviser,” and, collectively, the “Subadvisers”) to manage the Funds’ day-to-day investment operations:

Subadviser	Fund
ClearBridge Investments LLC (“ClearBridge”)	Guardian Small Cap Core VIP Fund
Wellington Management Company LLP (“Wellington”)	Guardian Balanced Allocation VIP Fund
Guardian Equity Income VIP Fund Guardian Global Utilities VIP Fund Guardian Large Cap Disciplined Growth VIP Fund
Guardian Integrated Research VIP Fund
Massachusetts Financial Services Company (“MFS”)	Guardian All Cap Core VIP Fund
Putnam Investment Management, LLC (“Putnam”)	Guardian Diversified Research VIP Fund
Boston Partners Global Investors, Inc. (“Boston Partners”)	Guardian Large Cap Disciplined Value VIP Fund
AllianceBernstein L.P. (“AllianceBernstein” or “AB”)	Guardian Growth & Income VIP Fund Guardian Strategic Large Cap Core VIP Fund
Janus Henderson Investors US LLC (“Janus”)	Guardian Mid Cap Traditional Growth VIP Fund
FIAM LLC (“FIAM”)	Guardian Large Cap Fundamental Growth VIP Fund Guardian Select Mid Cap Core VIP Fund
Allspring Global Investments, LLC (“Allspring”)	Guardian Mid Cap Relative Value VIP Fund Guardian Small-Mid Cap Core VIP Fund
J.P. Morgan Investment Management Inc. (“JPMIM”)	Guardian International Growth VIP Fund
Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) (collectively, “Schroders”)	Guardian International Equity VIP Fund
Lord, Abbett & Co. LLC (“Lord Abbett”)	Guardian Core Plus Fixed Income VIP Fund

These agreements are referred to as “Subadvisory Agreements.” No Subadviser is an affiliate of the Manager.

Additional Information Regarding Investment Strategies and Techniques of the Funds

Each Fund’s investment objective(s), principal investment strategies and principal risks are discussed in the Prospectus, which identifies the types of securities or other instruments in which each Fund invests principally and summarizes the principal risks to the Fund’s portfolio as a whole associated with such investments. The following discussion provides additional information about certain of those principal investment strategies and principal risks. The following discussion also provides information about other investment strategies, methods and techniques that the Manager or a Subadviser may employ in managing a Fund as well as the related risks. To the extent that a security or other instrument or strategy, method or technique discussed below is not described in the Prospectus, the Manager or a Subadviser may invest in such instrument or employ such strategy, method or technique as a non-principal investment strategy. Each Fund may invest in these types of instruments or engage in these types of transactions, subject to its investment objective(s) and fundamental and non-fundamental investment policies. A Fund is not required to invest in any or all of the types of securities or other instruments described below.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject a Fund’s investments and a shareholder’s investment in a Fund to sudden and substantial losses and reduced yield and/or income.

Investors should also be aware that geopolitical tensions and armed conflict could also negatively impact markets as well as investments held by a Fund. These issues could lead to, among others, (1) possible imposition of market controls or currency exchange controls; (2) possible seizure, expropriation or nationalization of assets; (3) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country; or (4) economic sanctions or other measures by the United States or other governments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and/or other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance.

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Borrowing. Each Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. In the event that a Fund’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

A Fund’s borrowing may be unsecured. Money borrowed will be subject to interest and other costs (which may include commitment fees to maintain a line of credit and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Either of these requirements would increase the cost of borrowing over the stated interest rate, which may or may not be recovered by appreciation of any securities purchased. The cost of borrowing may reduce a Fund’s return.

Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the risks associated with leveraging. Borrowing tends to exaggerate the effect on a Fund’s NAV per share

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of any changes in the market value of the Fund’s portfolio securities. If a Fund borrows money, its share price may be subject to greater volatility until the borrowing is paid off.

Collateralized Loan Obligations and Collateralized Debt Obligations. A collateralized loan obligation (“CLO”) is a special purpose entity that issues securities collateralized by a pool of primarily commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly, as well as other risks, including interest rate risk, credit and liquidity and valuation risks, and the risk of default. CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The most subordinated tranche (often referred to as the “equity” of the CLO) has the highest potential yield but also has the greatest risk relative to other tranches, as default on the underlying loans are borne first by the most subordinated tranche, thus providing the more senior tranches a cushion from losses. However, despite the cushion from the equity and more junior tranches, more senior tranches can experience substantial losses due to defaults or other losses on the assets which exceed those of the more junior tranches. A CLO may experience substantial losses attributable to loan defaults. A Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Fund to the risks of “Covenant Lite Obligations” discussed below.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. Investors in CDOs bear the credit risk of the underlying securities, as well as the risks associated with the collateral (if any) backing such underlying securities. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.

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Commercial Paper. A Fund may invest in commercial paper, which generally consists of short-term (usually from one to 270 days) unsecured promissory notes issued in bearer form by banks, bank holding companies, finance companies and corporations in order to finance their current operations. Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. A Fund may invest in commercial paper (including variable rate master demand notes and extendable commercial notes) denominated in U.S. dollars and issued by U.S. corporations or foreign corporations. Commercial paper obligations may include variable rate master demand notes, which permit daily changes in the amounts borrowed and permit the lender to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These instruments generally are not traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Commercial is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

Convertible Securities. A Fund may invest in convertible securities, which are securities (such as bonds, debentures, notes and preferred stocks) that may be converted, either at a stated price or rate within a specified period of time into a specified number of shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Convertible securities have unique investment characteristics. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Thus, to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

Convertible securities share fixed income and equity characteristics and risks until converted, as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Like all debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. A Fund’s investments in convertible securities may be negatively influenced by an increase in interest rates or a deterioration of the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness, although often to a lesser extent than with debt securities. These investments also may be negatively influenced by adverse developments relating to the common stock into which they may be converted, including general market conditions or issuer-specific factors. Convertible securities generally rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

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A Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument.

In evaluating a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. Convertible debt securities may be treated as equity investments for purposes of a Fund’s investment policies.

Covenant Lite Obligations. The Funds may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Funds may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Debt Securities. A Fund may invest in debt securities with fixed, variable or floating (including inverse floating) rates of interest as well as interest-only or principal only debt securities. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund’s investments, changes in relative values of the currencies in which a Fund’s investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Fund, and a decline in interest rates will increase the value of fixed-income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change. Interest-only and principal-only securities may be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities. However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund’s susceptibility to changes in interest rates.

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There is a risk that interest rates across the financial system may change, sometimes unpredictably, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Changing interest rate environments (whether downward or upward) impact the various sectors of the economy in different ways. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns). A Fund may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (the “Fed”) has sharply raised interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Changing interest rates may have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, liquidity, yield and performance.

A Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Moreover, the value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds’ shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadviser, such securities have the potential for future income (or capital appreciation, if any). Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody’s or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or Subadviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadviser, where applicable, deems it in the best interest of the Fund’s shareholders.

The ratings of fixed income securities by a nationally recognized statistical rating organization (“NRSRO”) are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In

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addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above and/or other considerations deemed appropriate by the Manager and Subadviser.

A Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below “par” or full value because investments in the securities and debt of distressed issuers or issuers in default are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. A Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the value of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline.

Custodial Receipts and Trust Certificates. A Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Funds would typically be authorized to assert their rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to

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determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Cyber Security, Market Disruptions and Operational Risk. The Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures, services and parties on which the Funds or their service providers rely (“Fund Parties”), are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, war, terrorism, social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market disruptions may result in actual or potential adverse consequence for critical information and communications technology, systems and networks that are vital to the operations of the Funds or their service providers or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.

Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. In addition, work-from-home arrangements by the Funds, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Funds may be appealing targets for cybersecurity threats such as hackers and malware. Although the Fund Parties and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful.  For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Funds and their shareholders.

The Fund Parties and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Funds, changes in personnel, and errors caused by third parties or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

A cyber incident could adversely impact a Fund and its shareholders and Contract owners by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private shareholder and Contract owner information (i.e., identity theft or other privacy breaches) or confidential information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of a Fund (and its Manager or Subadviser) to invest or manage the Fund’s assets.

Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder or Contract owner transactions, including over a potentially extended period. The Funds do not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of

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the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Funds and their shareholders may bear costs tied to these risks.

The issuers of securities in which a Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.

Depositary Receipts. A Fund may hold the equity securities of foreign companies in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange (such as the New York Stock Exchange). These securities may not necessarily be denominated in the same currency as the securities they represent and are typically dollar-denominated, although their market price may be subject to fluctuations of the foreign currencies in which the underlying securities are denominated. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, and GDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate. ADRs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. Investments in Depositary Receipts may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

To the extent a Fund invests in Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

Derivatives. A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currencies and exchange rates, or related indices. Derivatives include options, forwards, futures contracts, options on futures contracts and swaps (such as currency, interest rate, security, index, consumer price index, credit default and total return swaps), caps, collars, floors, and other financial instruments.  Some forms of derivatives, such as exchange-traded futures, certain swaps, and options on securities, commodities, or indices are traded on regulated exchanges. Exchange-traded derivatives are standardized and can generally be readily bought and sold, and their market values generally are determined and published daily. Non-standardized derivatives (such as over-the-counter (“OTC”) swap agreements), tend to be more specialized and more complex, and may be harder to value.

Derivatives may create leverage, may enhance returns and may be useful in hedging portfolios. Each Subadviser may, consistent with a Fund’s investment objective and strategies, use derivatives for a variety of reasons,

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including: (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Fund’s investments. The Subadvisers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives may allow a Subadviser to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than transactions in other types of instruments. There can be no assurance that the use of derivative instruments will benefit the Funds.

The use of derivative instruments may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying reference asset of the derivative or other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to hedge also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk, counterparty risk, leverage risk, operational risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make payments of variation (or mark-to-market) margin and settlement payments in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it could have to sell portfolio securities to meet such requirements at a time when it is disadvantageous to do so. The absence of liquidity generally would also make it more difficult for the Fund to ascertain a market value for such instruments.

The Manager, on behalf of each Fund, has filed or will file with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5 of the Commodity Exchange Act, as amended (the “CEA”), with respect to each Fund’s operation. Accordingly, each Fund and the Manager are not subject to registration or regulation as a commodity pool or CPO with respect to the Funds. If a Fund becomes subject to Commodity Futures Trading Commission (“CFTC”) regulation, the Fund may incur additional expenses. Based on future regulatory developments, and to the extent the Funds are not otherwise eligible for exemption from CFTC regulation, the Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

The laws and regulations that apply to derivatives and persons who use them (including a Fund, the Manager and Subadvisers) are changing in the United States and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. Among other changes, the Dodd-Frank Act set forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. These requirements, even if not directly applicable to the Funds, including capital requirements, mandatory clearing, exchange trading and margin requirements may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect investors. The Funds may also be required to comply indirectly with equivalent European regulation, the European Market Infrastructure Regulation (“EMIR”), to the extent that it executes derivative transactions with counterparties subject to such regulation. EMIR establishes certain requirements for OTC derivatives contracts, including mandatory clearing obligations, bilateral risk management requirements and reporting requirements. Although it is not yet possible to predict the final impact, if any, of the Dodd-Frank Act or EMIR on the Funds and their investment strategies the Funds may experience additional expense passed on by counterparties.

In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. To the extent relevant to the Funds’ investment strategies, the Manager will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for the Funds prior to the applicable compliance date.

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Under the SEC rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, funds must trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a “limited derivatives users” exception which imposes a limit on notional derivatives exposure or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a Fund’s securities lending activities. The Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, the Fund will be permitted to enter into an unfunded commitment agreement if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions and other relevant transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Manager cannot predict the effects of these regulations on the Funds. The Manager intends to monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that it will be successful in doing so.

Forwards. A foreign currency forward exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

A Fund may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and certain Subadvisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a “settlement” hedge or “transaction” hedge.

When the Manager or Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a “position” hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies), which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a “proxy” hedge, could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. “Proxy” hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A “proxy” hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two

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currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute “transaction” or “position” hedges (including “proxy” hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency (or the related currency, in the case of a “proxy” hedge). A Fund also may enter into forward contracts to shift its investment exposure from one currency to another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a “cross-currency” hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. “Cross-currency” hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager’s or Subadviser’s assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager’s or Subadviser’s currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. A Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadviser. In cases of transactions which constitute “transaction” or “settlement” hedges or “position” hedges (including “proxy” hedges) or “cross-currency” hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract.

The Manager or Subadviser may believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

Although a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such

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transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, which can affect the value of a Fund’s assets. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager’s or Subadviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadviser anticipates. For example, if a currency’s value rose at a time when the Manager or Subadviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the Manager or Subadviser hedges currency exposure through a “proxy” hedge, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the Manager’s or Subadviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager’s or Subadviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of “cross-currency” transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established.

Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so.

Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its obligations thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with OTC contracts, exchange-trading and clearing would not make those contracts risk-free.

Futures and Options on Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Because these contracts are traded on exchanges, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or commodity. An option on a futures contract (“futures options”) gives the holder of the option the right to buy or sell a position in a futures contract, at a specified price during a period of time or on a specified date or dates.

A Fund may invest in futures contracts and options thereon with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit

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index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack track records. The Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity, at a later date at a price and quantity agreed-upon when the contract is bought or sold.

A Fund may purchase and write call and put futures options, as specified for the Fund in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed below). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option, or at a certain time, depending on the terms of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned a short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price of the option. A put option is “in the money” if the exercise price of the option exceeds the value of the futures contract that is the subject of the option.

When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund intends to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. Each Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency expected to perform in a manner substantially similar to the hedged currency. If, in the opinion of the Manager or Subadviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although, under some circumstances, prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Manager or Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

There are several risks associated with the use of futures contracts and futures options as hedging techniques, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund’s securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to increases or decreases in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. However, to the extent, that a Fund enters into such futures contracts, the value of such futures contracts may not vary in direct proportion to the value of the Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of a futures contract and a hedged security may be distorted due to differences in the nature of the markets. The

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spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, the CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Manager or a Subadviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Funds, and the limits may constrain the ability of the Funds to use such contracts.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Options. A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option (the holder) is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. The holder pays the premium at inception and has no further financial obligation.

The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive a fee or premium but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase or write put and call options on assets, such as securities, currencies and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position.

If the Manager or a Subadviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund’s NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

A Fund may purchase put or call options that are traded on an exchange or in the OTC market. A Fund may write covered put and call options on its portfolio securities in an attempt to enhance investment performance.

Swaps. A Fund may enter into swap agreements, including currency swaps, interest rate swaps, index swaps, credit default swaps, mortgage swaps, total return swaps, equity swaps and options on swaps (“swaptions”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

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Interest rate swaps involve the exchange by a Fund with another party of commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices.

Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange of payments based on a notional principal amount of a specified index or indices by a Fund with another party. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying asset or pool of assets. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).

Equity swaps typically are entered into on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Because equity swaps normally do not involve the delivery of securities or other underlying assets, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage, equity and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Because interest rate, total return, credit, index and mortgage swaps do not

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normally involve the delivery of securities, other underlying assets or principal, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. These amounts beyond coverage of daily exposure, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

Certain standardized swaps are currently subject to mandatory central clearing and exchange trading. Central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to OTC swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar OTC swap. However, existing or anticipated margin requirements, including minimums, on uncleared swaps may change this. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. While intended to reduce counterparty credit risk and increase liquidity, mandatory clearing, exchange trading and margin requirements do not make swaps risk free.

Centralized reporting of detailed information about many types of cleared and uncleared swaps is also required. This information is available to regulators and, to a more limited extent and on an anonymous basis, the public. Reporting of swap data may result in greater market transparency, which may be beneficial to Funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these Funds, and the safeguards established to protect anonymity may not function as expected.

The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Manager or Subadviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund may be less favorable than it would have been if this investment technique were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to liquidity and valuation  risk, counterparty risk, and credit risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because OTC swap agreements are two party contracts and because they may have terms of greater than seven days, swap transactions may be classified as illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and are often valued subjectively. Swaps are subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract and the price of the swap, as well as losses caused by unanticipated market movements, which are potentially unlimited. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap

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market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Dollar Roll and Reverse Repurchase Agreements. A Fund may enter into dollar rolls. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sale price and the forward price for the future purchase (the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities, the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, as to whether to enforce a Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities (“Obligations”) held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds are then used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, generally when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt or insolvent or is otherwise unwilling or unable to perform under the agreement, realization upon the repurchase of the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Escrowed, Defeased or Similar Bonds. A Fund may invest in escrow secured bonds, defeased or other similar bonds, such as refunded bonds (or pre-refunded bonds). Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue that is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on pre-existing bonds, which are then considered to be “advance refunded bonds.” Escrow-secured bonds will often receive a rating of AAA from S&P and Aaa from Moody’s.

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Equity Securities. The market price of equity securities, such as common stocks and preferred stocks, owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income instruments.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.

Warrants. To the extent that a Fund invests in equity securities, the Fund may invest in warrants.

A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrant holders do not receive dividends or have voting or credit rights and are subject to the risk that the issuer-counterparty may fail to honor its obligations. A warrant ceases to have value if not exercised prior to its expiration date. If the price of the underlying security does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant.

Fixed Income Instruments. The value of fixed income or debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt instruments with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments. At times, in connection with the restructuring of a preferred stock or fixed income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed income instrument. Depending upon, among other things, the Manager’s or Subadviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from

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Moody’s or BBB- from S&P, or a comparable rating from another NRSRO, or if not rated by a NRSRO, are determined by the Manager or Subadviser to be of comparable quality. Bonds rated Baa3 by Moody’s or BBB- by S&P have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Foreign Investments and Currencies. A Fund may invest in foreign securities, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Manager or Subadviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control of the U.S. Treasury.

In addition, from time to time, certain of the companies in which a Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Fund would be indirectly subject to those risks.

The Manager and Subadvisers are committed to complying fully with sanctions in effect as of the date of this SAI and any other applicable sanctions that may be enacted in the future.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

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Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

As described more fully below, a Fund may invest in countries with emerging market economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets or retaliatory actions against a company, may be heightened. A Fund’s legal recourse may be limited in the case of investments in foreign markets. See “Emerging Markets,” below.

Costs. The expense ratio of a Fund that invests in foreign securities is likely to be higher than those of a fund investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Manager or Subadvisers consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located, in each case as deemed applicable by the Manager or Subadviser. The extent to which a Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Manager’s or Subadviser’s assessment of prevailing market, economic, and other conditions.

Emerging Markets. There are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S.,

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Japan and most developed markets countries. These risks include: (i) less social, political and economic stability; (ii) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays) and the low or nonexistent volume of trading, which result in a lack of liquidity, greater price volatility, and higher risk of failed trades or other trading issues; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities, and less stringent regulation of accounting, auditing, financial reporting, and recordkeeping requirements, which could affect a Fund’s ability to evaluate potential portfolio companies, (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) inflation and rapid fluctuations in interest rates; (vii) currency devaluations; (viii) dependence on a few key trading partners; and (ix) the absence of developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to a Fund and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of a Fund’s assets. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. The degree of cooperation between issuers in emerging market countries with foreign and U.S. financial regulators may vary significantly.

A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments, including the impact of any economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable.” Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. The economic and political environment has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports.

Foreign Currency Risks. Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of a Fund’s shares.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

Funds may also engage in certain derivatives transactions to manage foreign currency risk, including foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back

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into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods, imposition of sanctions, taxes, currency restrictions, and exchange control regulations.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options, and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Taxes. The income payable on certain of a Fund’s foreign securities, including interest and dividends, as well as gains realized from the sale or other disposition of foreign securities, may be subject to foreign withholding taxes, thus reducing the Fund’s return on those investments as well as net amount of income or gains available for distribution to the Fund’s shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for such shareholder’s proportionate share of such foreign taxes paid or incurred by a Fund.

Investing in Asia. Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging market region, many factors may affect such stability on a country-by-country as well as on a regional basis — increasing gaps between the rich and poor, agrarian unrest, instability of existing coalitions in politically-fractionated countries, hostile relations with neighboring countries, and ethnic, religious and racial disaffection — and may result in adverse consequences to a Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.

The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for energy and raw materials and economic vulnerability to global fluctuations of price and supply. Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of

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man-made disasters, the occurrence of such disasters may adversely affect companies in which a Fund is invested and, as a result, may result in adverse consequences to the Fund.

To the extent a Fund invests in Chinese securities, its investments may be impacted by the economic, political, diplomatic, and social conditions within China. A Fund’s investment in or exposure to China, including those risks associated with investing in emerging markets, is also subject to risks associated with, among other things, (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently-reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) potential shortage of liquidity and limited accessibility by foreign investors; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the Chinese government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many Chinese companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty and potential changes with respect to the rules and regulations and other market access programs through which such investments are made; (l) the commitment of the Chinese government to continue with its economic reforms; and (m) Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread. In addition, certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted security and incur a loss as a result.

Investments in China may subject a Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Funds, directly or indirectly, including by reducing the after-tax profits of companies in China in which a Fund invests. Chinese taxes that may apply to a Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Funds.

In December 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act (“HFCAA”). The HFCAA provides that after three consecutive years of determinations by the U.S. Public Company Accounting Oversight Board (“PCAOB”) that positions taken by authorities in China obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent a Fund invests in the securities of a company whose securities become subject to a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.

Moreover, investments may be impacted by geopolitical developments such as China’s posture regarding Hong Kong and Taiwan, international scrutiny of China’s human rights record to include China’s treatment of some of its minorities, and competition between the United States and China. These domestic and external conditions may trigger a significant reduction in international trade, the institution of tariffs, sanctions by governmental entities or other trade barriers, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry. Events such as these and their consequences are difficult to predict and could have a negative impact on a Fund’s performance, including the loss incurred from a forced sale when trade barriers or other investment restrictions cause a security to become restricted. Also, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. These less developed systems also give rise to unofficial organizational structures and contractual arrangements which exist outside Chinese law. If Chinese regulators do not accept these structures and arrangements, the value of certain investments may be impacted with limited legal recourse for remedy.

Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of a Fund’s investments in Asian securities. Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect a Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect a Fund’s performance.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of a Fund’s interests in securities denominated in such currencies.

Although the Funds will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on a Fund.

Variable Interest Entities. A Fund may invest in companies based or operated in China by investing through legal structures known as variable interest entities (“VIE”). Chinese operating companies sometimes rely on VIE structures to raise capital from non-Chinese investors because of Chinese government limitations or prohibitions on direct foreign ownership in certain industries. In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies, which are intended to mimic direct ownership in the operating company, but in many cases these arrangements have not been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. The offshore holding company, which is not a Chinese operating company, then issues exchange-traded shares (on a foreign exchange, like the New York Stock Exchange or Hong Kong Exchange) that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity purchased by the Fund would not be direct equity ownership interests in the Chinese operating company and a Fund’s interest would be subject to legal, operational and other risks associated with the company’s use of the VIE structure. For example, at any time the Chinese government could determine that the contractual arrangements constituting part of the VIE structure are unenforceable or do not comply with applicable law or regulations, these laws or regulations could change or be interpreted differently in the future, and the Chinese government may with no advance notice otherwise intervene in or exert influence over VIE structures or the related Chinese operating companies.

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If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, a breach of the contractual arrangement, or if any physical instruments are used without authorization (such as Chinese chops and seals), the listed company may lose control over the Chinese-based operating company, and investments in the listed company’s securities may suffer significant economic losses. Intervention by the Chinese government with respect to VIE structures could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.

If any of the foregoing or similar risks or developments materialize, a Fund’s investment in the offshore entity may suddenly and significantly decline in value or become worthless because of, among other things, difficulty enforcing (or the inability to enforce) the contractual arrangements or materially adverse effects on the Chinese operating company’s performance. In these circumstances, a Fund could experience significant losses with no recourse available.

Investing in Europe. The Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Fund has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.

As the EU may grow in size or number of members with the addition of new member countries, the candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

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However, the future of the EU is uncertain. In a June 2016 referendum, citizens of the United Kingdom (“UK”) voted to leave the EU (also known as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU. The UK and the EU signed a trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), on December 24, 2020, which was subsequently ratified by the UK Parliament on December 30, 2020. The TCA became effective May 1, 2021 and many aspects of the UK-EU trade relationship remain subject to further negotiation. Notwithstanding this agreement, there is considerable uncertainty as to the UK’s post-transition framework, and the framework continues to develop as the UK continues to negotiate different aspects of the trading arrangement. While it is not possible to determine the precise impact these events may have on a Fund, during this withdrawal period and beyond, the impact on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the UK and EU as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Additionally, the willingness or ability of financial and other counterparties to enter into transactions may be affected by the UK’s withdrawal. Any or all of these challenges may affect the value of a Fund’s investments that are economically tied to the UK or the EU, and could have an adverse impact on the Funds’ performance.

Investing in Russia. In February 2022, the Russian military invaded Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe, and many other countries including the U.S. and other members of the North Atlantic Treaty Organization (“NATO”). In response, various countries, including the U.S., the United Kingdom, and members of the EU issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals and others. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia and Russia’s military action against Ukraine have and can be expected to continue to impact the economies of Russia and Ukraine. Such sanctions have included, among other things, freezing the assets of particular entities and persons. In particular, U.S. sanctions prohibit any “new investment” in Russia which is defined to include any new purchases of Russian securities. U.S. persons also are required to freeze securities issued by certain Russian entities identified on the List of Specially Designated Nationals, which includes several large publicly traded Russian banks and other companies. Russia has issued various countermeasures that affect the ability of non-Russian persons to trade in Russian securities. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russian, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payment systems that facilitate cross-border payments, have limited and could further limit or prevent a Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Sanctions have and could further result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Fund invests.

Further, a number of large corporations and U.S. and foreign governmental entities have divested interests or otherwise curtailed business dealings in Russia or with certain Russian businesses, or have announced plans to do so. These events have resulted in (and continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade in or settle trades in transactions in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that would adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions.

An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the Russian invasion of Ukraine in February 2022 and the ongoing Russian-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia’s natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.

The Russian and Ukrainian governments, economies, companies and the region will likely be further adversely impacted in unforeseeable ways. The ramifications of the hostilities and sanctions may also negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. As of the date of this SAI, Russia’s war against Ukraine remains ongoing. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on a Fund’s performance and the value of an investment in the Fund.

High-Yield Fixed-Income Investments. High yield/high risk bonds (“high yield bonds”) are non-investment grade high risk debt securities (commonly referred to as “junk bonds”). In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment goal may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

A Fund may purchase defaulted securities when the Manager or a Subadviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer or other factors, that there is potential for resumption of income payments and the securities offer an opportunity for capital appreciation. Notwithstanding the Manager’s or a Subadviser’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

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In the case of high yield bonds structured as zero-coupon or payment-in-kind (“PIK”) securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Illiquid Investments. A Fund may purchase investments that are (or subsequently become) classified as illiquid investments. Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”), as required by applicable SEC regulation, that is reasonably designed to assess and manage the Funds’ “liquidity risk” (defined by Rule 22e-4 as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Funds). Liquidity classifications are made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Funds’ investments in accordance with the Liquidity Program. In the event that a Fund’s holdings of illiquid investments exceeds this 15% threshold, the Fund is not required to immediately divest illiquid investments but the Manager and/or Subadviser will consider appropriate steps to bring the Fund’s illiquid investments below this threshold within a reasonable amount of time, consistent with the Liquidity Program.

Inflation-Linked Investments. A Fund may invest in inflation-linked investments, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Inflation-linked investments often are structured in one of two common arrangements: (i) the U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond and (ii) most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates),

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investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

Inflation/Deflation Risk. A Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). A Fund’s investments may not keep pace with inflation, which would adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities.

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effort on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a fund’s assets.

Initial Public Offerings. An initial public offering (“IPO”) is the first sale of stock by a private company to the public. IPOs are often issued by smaller, newer companies seeking capital financing to expand, but can also be done by large privately-owned companies looking to become publicly traded. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if a Fund is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The values of securities involved in IPOs are subject to greater volatility and unpredictability than more established stocks. For newer companies, there is often little historical data with which to analyze the company, making it more difficult to predict what the stock will do on its initial day of trading and in the near future. Also, most IPOs are done by companies going through transition, and are therefore subject to additional uncertainty regarding their future value. A secondary offering is the issuance of new stock to the public by a company that has already made its IPO. Secondary offerings are usually made by companies seeking to refinance or raise capital for growth.

Investments by Large Shareholders. The Funds are offered as investment options to certain variable annuity and variable life insurance contracts. The insurance company (or separate accounts) may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. As a result, the Funds are subject to the risk that any of these large investors may redeem a significant percentage of their shares at any time, including as part of periodic model reallocations of Contract values. A Fund could experience losses when selling portfolio investments to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the investments sold, or when the investments to be sold are illiquid. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of a Fund will result in decreased economies of scale and increased costs and expenses for the Fund. In addition, a Fund can incur high turnover, brokerage costs, lose money or hold a less liquid portfolio after selling more liquid investments to raise cash. A Fund may also experience increased expenses as a result of the selling investments to meet significant redemptions, both of which could negatively impact performance. A Fund may also be adversely affected by large purchases of Fund shares by Contract owners because the purchases may adversely affect the Fund’s liquidity levels and performance by forcing the Fund to hold a large uninvested cash position or more liquid securities.

Investments in Loans. Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, extension risk, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. A Fund could have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

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Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In general, debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. The resale, or secondary, market for interests in a loan is currently growing, it is currently limited but may become more limited or difficult to access. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value. Loans are often subject to restrictions on resale or assignment. A Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (often longer than seven days), and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair a Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose. As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy, thereby limiting a Fund’s rights to any collateral.

A Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

In certain circumstances, the Manager, a Subadviser or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations prohibit trading in securities of issuers while in possession of material, non-public information, a Fund might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Manager, Subadviser, or a Fund determines not to receive non-public information about a borrower for loan investments, the Fund may be disadvantaged relative to other investors that do receive such information and the Fund may be unable to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

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A Fund may invest in participation interests in loans. A Fund’s investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan (“Participation Interests”). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests (“Participants”). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender’s interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the corporate loan.

A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants (if any) contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution’s employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Manager or a Subadviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund’s qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund’s portfolio.

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Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be classified as other than illiquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. If the collateral includes a pledge of equity interest in the borrower by its owners, a Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s or Subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

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A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the “primary” market. Such an investment is typically made at or about a floating rate loan’s “par” value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan’s par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the “secondary” market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager or Subadviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager or the Subadviser must determine that the investment is suitable for each Fund based on the Manager’s or the Subadviser’s independent credit analysis and industry research. Generally, this means that the Manager or the Subadviser has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadviser will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

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Floating rate loans feature rates that reset regularly, maintaining a fixed spread over a reference rate such as the London Interbank Offered Rate (“LIBOR”), a replacement rate for LIBOR such as the Secured Overnight Financing Rate or another rate based on the Secured Overnight Financing Rate or the prime rates of large money-center banks. The interest rate on the Fund’s investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund’s NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund’s NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender’s obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

A Fund may be unable to enforce its rights (or certain other provisions of loan agreements or other documents) relating to a loan under applicable state law, judicial decisions or for other reasons. For example, uncertainty exists with respect to the Fund’s ability to enforce the terms of certain bank-originated loans that the Fund purchases. Based on concepts of federal preemption, bank loans generally are subject to the usury laws applicable in the state where the lending bank is located rather than the state where the borrower is located.  Recent court decisions have called into question whether the benefits of federal preemption will be available to non-bank purchasers of loans originated by banks.  If federal preemption is not available to loans acquired by the Fund from banks, the loans may be subject to more restrictive limits on interest rates or rendered unenforceable by the Fund. To the extent the Fund is unable to enforce its rights with respect to a loan, the Fund may be adversely affected. The Fund may also gain exposure to loans through investment in structured finance vehicles, which could face similar challenges in enforcing the terms of loans and any such challenges could adversely affect the Fund.

Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Fund to the risks of “Covenant Lite Obligations” discussed above.

Investments in Other Investment Companies. A Fund may invest in securities of other investment companies, including mutual funds, closed-end funds, exchange-traded funds (“ETFs”) and business development companies as well as private or foreign investment funds, subject to limitations prescribed by the 1940 Act. These funds may be advised by the Manager, or Subadviser or their affiliates. The 1940 Act limitations generally prohibit a Fund from: (i) acquiring more than 3% of the voting shares of an investment company; (ii) investing more than 5% of the Fund’s total assets in securities of any one investment company; and (iii) investing more than 10% of the Fund’s total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When a Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) while relying on Rule 12d1-4 to invest in other investment companies, such Fund’s ability to invest in other investment companies and private funds will generally be limited to 10% of the Fund’s assets.

Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may

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permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions.

Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund’s investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund’s underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

ETFs are investment companies that trade like stocks, and are not traded at their NAV. Instead, ETFs may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in the market price of the ETF’s shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs, and there can be no assurance that an active trading market for such shares will develop or be maintained. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective. A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required by Rule 35d-1 under the 1940 Act).

LIBOR Replacement. The terms of floating rate loans, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of a Fund’s investments or the value or return on certain other fund investments. As a result, LIBOR may be relevant to, and directly affect, a Fund’s performance, price volatility, liquidity and value, as well as the price volatility, liquidity and value of the assets that the Fund holds.

As of January 1, 2022, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the FCA, the LIBOR Administrator and other regulators also announced that certain sterling and yen LIBOR settlings would be calculated on a “synthetic” basis throughout the end of 2022 and that the most widely used tenors of the U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates. For example, on December 16, 2022, the Federal Reserve Board of Governors adopted the final rule that implemented the Adjustable Interest Rate Act (“LIBOR Act”) by identifying a new benchmark rate based on the Secured Overnight Financing Rate (“SOFR”). The LIBOR Act was signed into law in March 2022. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark, and the full effect of the fallback mechanism remains uncertain. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.

The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged, or investments in structured finance products transitioning to a different rate or at a different time as the assets underlying those structured finance products), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the anticipated cessation of the remaining U.S. dollar LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, notwithstanding significant efforts by the industry to develop robust LIBOR replacement clauses. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which may also face similar issues.

In many cases, in the event that an instrument falls back to an alternative reference rate, including SOFR, the alternative reference rate will not perform the same as LIBOR because the alternative reference rate does not include a credit sensitive component in the calculation of the rate. Alternative reference rates generally reflect the performance of the market for U.S. treasury securities, which are secured by U.S. Treasury, and not the interbank lending markets. In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The Internal Revenue Service has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. These federal income tax consequences would apply only to shareholders of the Funds, but there would not be federal income tax consequences to Contract owners. The Internal Revenue Service may provide additional guidance, with potential retroactive effect.

Various pieces of legislation, including pending legislation in the U.S. Congress and laws enacted by the states of New York and Alabama, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have.

These developments could negatively impact financial markets in general and present heightened risks, including with respect to a Fund’s investments. As a result of this uncertainty and developments relating to the transition process, a Fund and its investments may be adversely affected.

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Market Risk. The market value of the Fund’s investments may go up or down sharply and unpredictably in response to the prospects of individual companies, particular sectors or industries, or governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally, and other global market developments and disruptions, including those arising out of geopolitical events, health emergencies (such as pandemics and epidemics), natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, terrorism and governmental or quasi-governmental actions. During a general downturn in the securities or other markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other investments in which a Fund invests, and it may be difficult to the Manager or Subadviser (as applicable) to identify favorable investment opportunities. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

Events in the financial markets and economy may cause volatility and uncertainty and adversely affect Fund performance. For example, a decline in the value and liquidity of securities held by a Fund (including traditionally liquid securities), unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses may adversely affect a Fund. In addition, the increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries (and in turn adversely impact a Fund’s investments) and otherwise adversely affect a Fund and its operations. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

In general, the securities or other instruments in which the Manager or Subadviser (as applicable) believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect a Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent coronavirus outbreak, persists for an extended period of time. These events could also reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Manager’s or a Subadviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations. The value of a Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Manager or Subadviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf a Fund.

These types of social, political, economic and other conditions and events, notably health emergencies (e.g., epidemics and pandemics), have recently had, and are expected to continue to have, a material adverse impact on financial markets (such as liquidity), local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread.

Master Limited Partnerships. A Fund may invest in securities issued by MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to net taxable income from certain MLPs through 2025. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in such MLPs would generally be eligible for the 20% deduction for any such taxable income from these investments while investors investing in those MLPs indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

MLPs are not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid. In part due to geopolitical events, following a historic drop in the price of crude oil and natural gas prices in 2020, crude oil and natural gas prices are now at or near historically high levels. Crude oil and natural gas prices may continue to be extremely volatile and it is not possible to predict whether or not they will stay at current levels, increase or decrease.

Money Market Fund Regulatory Risk. The SEC and other government agencies continue to review the regulation of money market funds and may implement certain regulatory changes in the future. These and other legal or regulatory changes may negatively impact the Funds. For example, in December 2021, the SEC proposed amendments to Rule 2a-7, which governs money market funds. If the proposed amendments are adopted, all money market funds would (i) be required to hold a higher percentage of their portfolio in liquid assets; (ii) be subject to additional reporting requirements; and (iii) be restricted from implementing redemption fees or suspensions on redemptions except in limited circumstances. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of a Fund.

Mortgage-Backed and Other Asset-Backed Securities Risk. A Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

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Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings & loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or a Subadviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are “parallel pay” (i.e., payments of principal are made to two or more classes concurrently). In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), and Federal National Mortgage Association (“FNMA” or “Fannie Mae”) (i.e., agency securities), or (2) privately issued securities rated Baa3 or

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better by Moody’s or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Manager or a Subadviser. In addition, a Fund may invest in other mortgage-related (or other asset-backed) securities that the Manager or Subadviser considers to be consistent with the Fund’s investment objective, strategies and policies, as applicable.

It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future. FHLMC and FNMA have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The FHFA and the current U.S. Presidential administration have made public statements regarding plans to consider ending these conservatorships. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking FHLMC and FNMA out of conservatorship and has begun a multi-step process, including an pricing review of FHLMC and FNMA products since 2015, to unwind FHLMC and FNMA from government control. In the event that either the FHLMC or FNMA are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, there would be on FHLMC’s or FNMA’s creditworthiness and guarantees of certain mortgage-backed securities. The entities are dependent upon the continued support of the U.S. Department of the Treasury and the FHFA to continue their business operations. These factors, among others, could affect the future status of FHLMC and FNMA and the value of their securities and the securities they guarantee.

Rating agencies have, at times, placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may to do so again in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, a significant disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market may result in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market may contribute to increased volatility and diminished expectations for the economy and markets, and may contribute to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. A general economic downturn may lead to declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property may occur again in the future, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect a Fund’s investments in such MBS.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities may widen and become more volatile as a result of adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions may result in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and

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increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience declines after they are purchased by such Fund.

A rise in the rate of foreclosures of properties may result in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, could delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, which could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have in the past taken actions to address financial crises, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadviser to forecast interest rates and other economic factors correctly. If the Manager or Subadviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

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Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called “subprime mortgages” (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, a Fund’s investments in these securities may be subject to heightened interest rate risk. Compared to other fixed income investments with similar maturity and credit, asset-backed securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise.

Commercial mortgage-backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.

Municipal Obligations. Municipal obligations are securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Certain Municipal Bonds may be taxable municipal obligations, which are generally subject to similar investment and issuer risks as tax-exempt municipal obligations (other than with respect to their tax status).

The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Legislative changes may affect the availability of Municipal Bonds and the value of a Fund’s holdings.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy. Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate.

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Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect a Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

Issuers of Municipal Bonds in a state, territory, commonwealth or possession or instrumentality in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters, or public health conditions. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all Municipal Bonds of such issuers.

Accordingly, the ability of an issuer of Municipal Bonds to make payments or repay interest (and a Fund’s investments in such issuer’s securities) may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event that an insolvent municipality takes steps to reorganize its debt, which might include engaging in into municipal bankruptcy proceedings, extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other similar measures. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts.

Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect a Fund’s investments in Municipal Bonds. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Fund.

Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties (including budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, and reduced access to financial markets). Certain issuers of Puerto Rico municipal bonds have experienced significant financial difficulties and the continuation or reoccurrence of these difficulties may impair their ability to pay principal or interest on their obligations. Puerto Rico’s economy has sizable concentrations in certain industries, such as the manufacturing and service industries, and may be sensitive to economic problems affecting those industries. Future Puerto Rico-related developments, such as political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation, debt restructuring, and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of Puerto Rico issuers.

Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of a Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by a Fund. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of a Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by a Fund, it decreases a Fund’s yield as a Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Private Investment in Public Equity.  A Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. PIPEs are an accredited investor’s purchase of stock in a public company at a discount to the current market value per share for the purpose of raising capital and may also issue warrants enabling a Fund to purchase additional shares at a price equal to or at a premium to current market prices. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, a Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs after the completion of the PIPE transaction and the public registration process with the SEC is completed, a period which can last many months. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered, or that the registration will be maintained. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

Quantitative Tools. The Manager or a Subadviser may use quantitative models, algorithms, methods or other similar techniques (“quantitative tools”) in managing the Funds’ assets, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes. The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, a Fund is subject to the risk that any quantitative tools used by the Manager or a Subadviser will not be successful in, among other

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things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.

There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Manager’s or Subadviser’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.

A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. A Fund may also be adversely affected by the Manager’s or Subadviser’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to a quantitative tool.

Real Estate Investment Trusts. A Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not subject to tax on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. Moreover, changes in consumer behavior that affect the use of commercial spaces could negatively impact the value of properties underlying certain REITs. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Recent Events. Events in the financial sector over the past several years, including global developments and disruptions such as those arising out of geopolitical events, public health emergencies (i.e., pandemics and epidemics), natural disasters, cyber attacks, terrorism, and governmental or quasi-governmental actions, have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. Such events may result in, among other things, travel restrictions, closing of borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events may adversely affect the value of a Fund’s investments, which are particularly sensitive to these types of market risks given increased globalization and interconnectedness of markets, and the ability of a Subadviser to execute investment decisions for a Fund (and thus, liquidity may be affected). Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue. The instability in the financial markets led the U.S. Government to take a number of actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. For example, in response to the outbreak of COVID-19, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) into law in March 2020, which provides approximately $2.0 trillion in economic relief to certain businesses and individuals affected by COVID-19. Additionally, the U.S. Government passed the American Rescue Plan Act of 2021 (“American Rescue Plan”) into law in March 2021, which provides for approximately $1.9 trillion in direct economic relief provisions to address the continuing impact of COVID-19 on the economy, public health, individuals and businesses. The American Rescue Plan builds upon many of the measures from the CARES Act and subsequent COVID-19 related legislation. There can be no guarantee that the CARES ACT, American Rescue Plan or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effects to mitigate the negative effect of COVID-19 on the economy. Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment objectives. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change

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frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of a Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading may negatively impact fixed income market making capacity and could, therefore, result in reduced liquidity in fixed income markets. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Repurchase Agreements. Repurchase agreements entail a Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight although the term of such agreement may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of a Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase the securities defaults and/or if the value of the underlying securities held by a Fund falls below the repurchase price, a loss could be incurred. A Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest, as described in the Prospectus and in this SAI.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Repurchase agreements are commonly used to earn a return on cash held in a Fund. When a repurchase agreement is entered into for the purposes of earning income, the Manager or Subadviser monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadviser in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements. For a Fund that is eligible to sell securities short, as described in the Prospectuses and in this SAI, repurchase agreements may also be used to affect the short sale of a security.

Rule 144A Securities. A Fund may invest in certain securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws, including restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Act of 1933 (the “1933 Act”) (“Rule 144A securities”). The resale limitations on these types of securities may affect their liquidity because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer. Thus, it may be difficult for a Fund to dispose of Rule 144A securities at a favorable time and under favorable conditions.

Short Sales. The Funds may make short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the

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sale. In connection with short sales of securities, a Fund may pay a fee to borrow securities or maintain an arrangement with a broker-dealer to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. When used for hedging purposes, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Sovereign Debt. Sovereign debt instruments in which a Fund may invest may involve a high degree of risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or pay interest when due, or at all, in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner, or at all, may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or pay interest when due may result in the cancellation of such third parties’ commitments to lend funds to or otherwise financially support the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the restructuring of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. The risks associated with sovereign debt are greater for issuers in emerging markets than issuers in developed markets.

Special Purpose Acquisition Companies. A Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC, sometimes referred to as “blank check company,” is a private or publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company to be identified subsequent to the SPAC’s IPO. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable.

As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. Please refer to the discussions of risks related to investments in “Equity Securities” for additional information concerning risks associated with IPOs. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments and does not typically pay dividends with respect to its common stock. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Additionally, a Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPE offering. PIPE transactions involve the purchase of securities typically at a discount to the market price of the company’s common stock and may be subject to transfer restrictions, which typically would make them less liquid than equity issued through a public offering.

Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger is not completed within a pre-established period (typically, two years), the remainder of funds invested in the SPAC are returned to its shareholders unless shareholders approve alternate options. While a SPAC investor may receive both stock in the SPAC, as well as warrants or other rights at no marginal cost, those warrants or other rights may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. A Fund may also be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Because SPACs only business is to seek acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition or merger target. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. For example, since the sponsor, directors and officers of a SPAC may directly or indirectly own interests in a SPAC, the sponsor, directors and officers may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate a business combination. This risk may become more acute as the deadline for the completion of a business combination nears. In addition, the requirement that a SPAC complete a business combination within a prescribed time frame may give potential target businesses leverage over the SPAC in negotiating a business combination, and may limit the time the SPAC has in which to conduct due diligence on potential business combination targets, which could undermine the SPAC’s ability to complete a business combination on terms that would produce value for its shareholders. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for some interests in a SPAC, or only a thinly traded market, a Fund may not be able to sell its interest, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.

To-Be-Announced Securities/Purchase Commitments. To-be-announced (“TBA”) securities and purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the

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TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Unfunded Loan Commitments. Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower’s inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated. Each Fund records an investment when the borrower draws down the money and records interest as earned.

U.S. Government Securities Risk. A Fund may invest in U.S. government securities, which include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. There are different types of government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are insured or guaranteed by the U.S. Treasury.

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

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Utilities. Companies in the utilities group of industries may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, safety and other government regulations. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. The value of securities issued by companies in the utilities group of industries may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities group of industries may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

When-Issued and Delayed Delivery Instruments. In order to secure prices or yields deemed advantageous at the time a Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. A Fund may also enter into forward commitments. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, a Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

If a Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

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Zero Coupon Bonds and Payment-in-Kind Securities. A Fund’s fixed income investments may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. A zero coupon bond pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt instruments which provide for regular payments of interest. Moreover, zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of futures payments.

A Fund may invest in payment-in-kind securities. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because payment-in-kind securities do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than securities that pay interest currently.

Payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such securities may involve greater credit risks than securities paying interest currently in cash.

Investment Restrictions

The investment restrictions applicable to the Funds are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental policies or restrictions may be changed by the Board without shareholder approval.

Unless otherwise indicated, all of the percentage limitations below (as with those recited in the Prospectus) apply to each Fund on an individual basis, and apply only at the time a transaction is entered into or an investment is made, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the applicable percentage that results from a relative change in values of portfolio investments or from a change in a Fund’s net assets will not be considered a violation of the Fund’s policies or restrictions.

For a Fund with an 80% policy described below, the Fund will consider, for purposes of determining compliance with its 80% policy, the investment policies and/or principal investment strategies of the underlying funds in which the Fund, from time to time, may invest. Certain Funds may invest their assets in exchange-traded funds that invest in similar securities or instruments as the Funds. A Fund may count such securities or instruments towards various guideline tests, including the test with respect to 80% of the Fund’s net assets.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of each Fund and may not be changed, except as described below, without the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. For purposes of the fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” may be informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.

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1. Each Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

2. Each Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

3. Each Fund may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

4. Each Fund may purchase or sell real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.

5. Each Fund may invest in physical commodities or contracts relating to physical commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

6. Each Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

7. Except for Guardian Global Utilities VIP Fund, each Fund may not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the 1940 Act and the rules and regulations thereunder. Guardian Global Utilities VIP Fund will invest at least 25% of its total assets in securities of companies in the utilities group of industries.

In addition to the fundamental restrictions listed above, each Fund operates in a manner consistent with its classification as a “diversified company,” as that term is defined in the 1940 Act.

Additional Information Regarding Fundamental Investment Restrictions

Borrowing. In the event that a Fund’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Senior Securities. A Fund may enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). As described above, the SEC adopted a rule related to the use of derivatives and certain other transactions, including reverse repurchase agreements and certain other transactions that create leverage, by registered investment companies that permits funds to enter into such transactions subject to certain conditions thereunder.

Real Estate. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. In applying

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this restriction to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. The Funds do not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. A Fund will consider the concentration policy of any underlying funds in which the Fund invests for purposes of the Fund’s concentration policy.

For purposes of a Fund’s industry concentration policy, the Manager or Subadviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager or Subadviser may, but need not, consider industry classifications provided by third parties. The Manager and each Subadviser generally refer to the MSCI Global Industry Classification Standard (GICS®) for this purpose.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to  75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

Other Investment Policies and Restrictions

In addition to the fundamental investment restrictions described above, the Board has adopted certain non-fundamental policies and restrictions, which may be changed or amended by action of the Board without approval of shareholders.

Illiquid Investments. No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Names Rule. Should a Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment)” may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

Trustees and Officers

The Trust’s Leadership Structure

The Board provides general oversight of the business and affairs of the Funds. The Trustees are responsible for deciding matters of overall policy and overseeing the key service providers to the Funds, including the Manager and Subadvisers. Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The Role of the Board

The Board has appointed officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program, oversees the compliance programs of certain service providers to the Trust, and regularly reports to the Board as

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to compliance matters. Like most mutual funds, the Board delegates the day-to-day management of the Trust to the various service providers that have been contractually retained to provide such day-to-day services to the Trust. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership and Structure. The Board is composed of six Trustees, a majority of which are Independent Trustees. The Chairman of the Board is an Interested Trustee. The Independent Trustees have appointed John Walters as Lead Independent Trustee of the Trust. The Lead Independent Trustee serves as the principal liaison between the Independent Trustees and management between Board meetings. In addition, the Lead Independent Trustee’s responsibilities include presiding at executive sessions of the Independent Trustees, consulting and coordinating with the Chairman of the Board and Chairs of the Audit Committee and Investment Committee with respect to Board and committee meeting agendas, and performing such other functions with respect to the Trust from time to time as may be agreed with the Chairman of the Board.

The Board meets as often as necessary to discharge its responsibilities. The Board meets in person or by video or telephone at regularly scheduled meetings four times a year and also may meet in-person or by video or telephone at special meetings to discuss specific matters that may require action prior to the next regularly scheduled meeting. As described below, the Board has established an Audit Committee and Investment Committee to assist the Board in fulfilling its oversight function.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.

Board Oversight and Management of Risk. The day-to-day management of various risks related to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Trust or by management, most of whom employ professional personnel who have risk management responsibilities. Risk management is a broad concept comprised of many elements. Accordingly, Board oversight of different types of risks is handled in different ways. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The Board, Audit Committee and Investment Committee also receive periodic reports as to how the Manager conducts service provider oversight and how it monitors for other risks, such as derivatives risks, operational risks, cyber risks, business continuity risks and risks that might be present with individual portfolio managers or specific investment strategies. The Independent Trustees meet regularly with the Chief Compliance Officer to discuss compliance and operational risks.

The Board oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Adviser. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, the Manager and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to

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bear certain risks (such as investment risks) to achieve the Funds’ investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The following table provides basic information about the Trustees of the Trust as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees(2)	Other Directorships Held by Trustee
		Independent Trustees
Bruce W. Ferris (born 1955)(3)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013-2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013-2015); Senior Vice President, Prudential Annuities (2008-2015).	24	None.
Theda R. Haber (born 1954)(3)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015-2019); Visiting Professor of Law, UC Davis School of Law (2014-2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998-2011).	24	None.
Marshall Lux (born 1960)(3)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009-2014).	24	None.

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John Walters (born 1962) (3)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since January 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015-2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013-2019); Board Member, Stadion Money Management LLC (investment adviser) (2011-2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000-2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 45 individual funds) (since 2019).
		Interested Trustees
Michael Ferik (born 1972)(4)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017-2019), Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter (born (1954)(4)	Trustee (since July 2021)	Retired (since 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

(1) Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

(2) The Trust currently consists of 24 separate Funds.

(3) Member of the Audit Committee and Investment Committee of the Board.

(4) Each of Michael Ferik and Richard Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. The following is a summary of qualifications, experiences, attributes and skills of each Trustee (in addition to the information in the table above) that support the conclusion that each individual is qualified to serve as a Trustee.

Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of service providers to the Trust, the capacity to evaluate financial and legal matters and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders.

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Interested Trustees

Mr. Ferik. Mr. Ferik is Head of Individual Markets, of The Guardian Life Insurance Company of America.  The Individual Markets organization provides products and services to individual customers including life insurance, disability, annuities, and wealth management products and services.  His experience also includes serving as Guardian Life’s Chief Financial Officer, where he led the financial, risk, actuarial, and internal audit functions.

Mr. Potter.  Mr. Potter served for over 25 years as Vice President and Equity Counsel of The Guardian Insurance Company of America, where he was responsible for providing legal advice with respect to Guardian Life’s securities-related businesses, including mutual funds, investment advisers and variable insurance products.

Independent Trustees

Mr. Ferris. Mr. Ferris has extensive experience in the financial services industry, including as President and Chief Executive Officer of a broker-dealer responsible for distribution of annuity products, and has served as Chairman of an industry trade organization.

Ms. Haber. Ms. Haber has extensive experience in the asset management industry, including various senior positions at large asset managers, including General Counsel of a trust company affiliated with a major, global financial institution.

Mr. Lux. Mr. Lux has extensive experience in the financial services industry, including various senior positions in risk management and investment banking. Mr. Lux is a Senior Advisor at the Boston Consulting Group and was formerly a Senior Partner at the Boston Consulting Group and at McKinsey & Company. He is a Senior Fellow at Harvard University’s John F. Kennedy School of Government and currently serves as an advisor to various financial technology companies.

Mr. Walters. Mr. Walters has extensive experience in the financial services industry, including prior executive positions at a large insurance company. Mr. Walters has served and continues to serve on other boards.

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period.

Name and Year of Birth	Position(s) Held and Length of Service(5)	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018)

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Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)(6)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.
Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

(5)	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.
(6)	Ms. Moynihan is designated as the Trust’s Chief Legal Officer for purposes of Sections 307 and 406 of the Sarbanes-Oxley Act of 2002 (since December 2021).

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Standing Board Committees

The Board has established an Audit Committee, which is composed of all of the Independent Trustees of the Trust (Bruce W. Ferris, Theda R. Haber, Marshall Lux (Chair), and John Walters). The Board has determined that each of Mr. Ferris, Mr. Lux and Mr. Walters is an “audit committee financial expert,” as such term is defined in the applicable SEC rules. The Audit Committee’s functions include, among other things, overseeing the Trust’s processes for accounting, auditing, financial reporting and internal controls. The Audit Committee met four times during the fiscal year ended December 31, 2022.

The Board has established an Investment Committee, which is composed of all of the Independent Trustees of the Trust (Bruce W. Ferris (Chair), Theda R. Haber, Marshall Lux, and John Walters). The primary purposes of the Investment Committee are to assist the Board in overseeing the Funds’ investment performance, consistency of the Funds with their stated objectives and styles, and management’s selection of benchmarks and other performance measures for the Funds. The Investment Committee met three times during the fiscal year ended December 31, 2022.

Beneficial Interest of Trustees

Shares of the Funds are available only through certain variable annuity contracts and variable life insurance policies issued by GIAC. As of December 31, 2022, Mr. Potter beneficially owned shares of the Funds through variable annuities issued by The Guardian Insurance & Annuity Company, Inc. as shown in the table below:

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Richard T. Potter	Guardian Core Plus Fixed Income VIP Fund	$1-$10,000	Over $100,000
	Guardian Global Utilities VIP Fund	$1-$10,000
	Guardian International Growth VIP Fund	$1-$10,000
	Guardian International Equity VIP Fund	$10,001-$50,000
	Guardian Large Cap Disciplined Growth VIP Fund	$10,001-$50,000
	Guardian Large Cap Disciplined Value VIP Fund	$10,001-$50,000
	Guardian Large Cap Fundamental Growth VIP Fund	$10,001-$50,000
	Guardian Mid Cap Relative Value VIP Fund	$1-$10,000
	Guardian Mid Cap Traditional Growth VIP Fund	$1-$10,000
	Guardian Multi-Sector Bond VIP Fund	$10,001-$50,000
	Guardian Small Cap Core VIP Fund	$10,001-$50,000
	Guardian Total Return Bond VIP Fund	$10,001-$50,000
	Guardian U.S. Government Securities VIP Fund	$10,001-$50,000
	Guardian Integrated Research VIP Fund	$10-001-$50,000
	Guardian Select Mid Cap Core VIP Fund	$10-001-$50,000
	Guardian Small-Mid Cap Core VIP Fund	$10-001-$50,000
	Guardian Strategic Large Cap Core VIP Fund	$10-001-$50,000
	Guardian Core Fixed Income VIP Fund	$10,001-$50,000
	Guardian Short Duration Bond VIP Fund	$10,001-$50,000

Board Compensation

The Trust pays each Independent Trustee an annual retainer fee for participation in Board meetings and associated committee meetings. In addition, the Lead Independent Trustee, the Chairperson of the Audit Committee and the Chairperson of the Investment Committee each receive additional annual compensation for their services. The Trust may also pay the Independent Trustees for participation in special Board or committee meetings. Independent Trustees are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Each Fund in the Trust pays a pro rata share of these fees. The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all of the Funds in the Trust as of the end of each fiscal year. The Trust does not pay any compensation to the Interested Trustees. The Trust has no pension or retirement plan or benefits.

During the fiscal year ended December 31, 2022, each Independent Trustee received compensation from the Trust as follows:

Name of Fund	Bruce W. Ferris	Theda R. Haber	Marshall Lux	Lisa K. Polsky(1)	John Walters
Guardian Small Cap Core VIP Fund	$10,434	$9,205	$9,205	$10,435	$11,665
Guardian Global Utilities VIP Fund	$2,799	$2,479	$2,479	$2,811	$3,144
Guardian Multi-Sector Bond VIP Fund	$10,192	$9,043	$9,043	$10,257	$11,470
Guardian U.S. Government Securities VIP Fund	$8,948	$7,935	$7,935	$9,000	$10,064
Guardian Total Return Bond VIP Fund	$11,541	$10,239	$10,239	$11,612	$12,985
Guardian All Cap Core VIP Fund	$4,671	$4,053	$4,053	$4,580	$5,107
Guardian Select Mid Cap Core VIP Fund	$9,011	$7,961	$7,961	$9,027	$10,093
Guardian Small-Mid Cap Core VIP Fund	$12,141	$10,759	$10,759	$12,204	$13,648
Guardian Strategic Large Cap Core VIP Fund	$11,709	$10,383	$10,383	$11,777	$13,171
Guardian Balanced Allocation VIP Fund	$5,938	$5,114	$5,114	$5,774	$6,434
Guardian Equity Income VIP Fund	$3,854	$3,319	$3,319	$3,748	$4,176
Guardian Core Fixed Income VIP Fund	$12,727	$10,957	$10,957	$12,371	$13,786
Guardian Short Duration Bond VIP Fund	$5,492	$4,730	$4,730	$5,340	$5,950
Guardian Large Cap Disciplined Growth VIP Fund	$19,343	$17,172	$17,172	$19,478	$21,785
Guardian Large Cap Fundamental Growth VIP Fund	$10,798	$9,587	$9,587	$10,874	$12,162
Guardian Integrated Research VIP Fund	$13,531	$11,920	$11,920	$13,504	$15,088
Guardian Diversified Research VIP Fund	$6,068	$5,380	$5,380	$6,103	$6,825
Guardian Large Cap Disciplined Value VIP Fund	$6,892	$6,110	$6,110	$6,930	$7,750
Guardian Growth & Income VIP Fund	$6,126	$5,427	$5,427	$6,155	$6,884
Guardian Mid Cap Relative Value VIP Fund	$7,491	$6,637	$6,637	$7,527	$8,418
Guardian Mid Cap Traditional Growth VIP Fund	$3,874	$3,434	$3,434	$3,895	$4,356
Guardian International Equity VIP Fund	$13,160	$11,669	$11,669	$13,234	$14,800
Guardian International Growth VIP Fund	$4,662	$4,137	$4,137	$4,692	$5,248
Guardian Core Plus Fixed Income VIP Fund	$11,098	$9,849	$9,849	$11,170	$12,492

(1) Effective December 31, 2022, Ms. Polsky no longer serves as a Trustee of the Trust.

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Management of the Funds

Description of Manager

Manager and Investment Management Agreement

Park Avenue Institutional Advisers LLC, a Delaware limited liability company organized in 2015 (“Park Avenue” or the “Manager”), serves as the investment manager of each Fund. The Manager is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Guardian Investor Services LLC, a Delaware limited liability company (“GIS”), which is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, a New York insurance company (“Guardian Life”). The Manager serves as the adviser or subadviser to certain open-end management investment companies registered under the 1940 Act and provides investment advisory services to other clients. GIS and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment subadviser for registered investment companies from 1968 to 2015. The Manager’s principal office is located at 10 Hudson Yards, New York, NY 10001. As of December 31, 2022, the Manager managed approximately $74.6 billion in assets, of which approximately $64.5 billion represents the assets of Guardian Life and its subsidiaries.

Pursuant to an investment management agreement between the Trust, on behalf of the Funds, and the Manager, the Manager provides investment advisory and related management services and administrative and compliance services to the Funds (“Management Agreement”). The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds.

The Manager has delegated responsibility for the day-to-day investment management of certain Funds to the Subadvisers, subject to the oversight and supervision of the Manager. The Manager is responsible for, among other overall management services, overseeing the provision of management services for the Funds and assisting in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds as set forth in the Management Agreement, including custodial, transfer agency, accounting, auditing, compliance and certain related services. In addition, the Manager is responsible for overseeing and monitoring the nature and quality of services provided by the Subadvisers, including the Funds’ investment performance and the Subadvisers’ execution of the Funds’ investment strategies. In its oversight and monitoring role, the Manager also evaluates the Subadvisers’ investment processes, adherence to investment styles, strategies and techniques and other factors that the Manager deems relevant to its oversight and monitoring. The Manager is a party to a shared services agreement with Guardian Life. Under this agreement, the Manager may utilize employees from Guardian Life in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. The Manager conducts periodic due diligence of the Subadvisers and performs a variety of compliance monitoring functions with respect to the Funds.

After an initial term of two years for each Fund, the Management Agreement (as with the subadvisory agreements described below) continues in effect from year to year with respect to each Fund so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to the Management Agreement or who are Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Fund (as defined in the 1940 Act).

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The Management Agreement may be terminated as to a particular Fund at any time without penalty by (i) the vote of the Board, (ii) the vote of a majority of the outstanding voting securities of that Fund, or (iii) the Manager, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by any party. The Management Agreement will terminate automatically in the event of its “assignment” (as defined in and interpreted under Section 2(a)(4) of the 1940 Act).

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to the Funds. The Manager and the Trust have obtained an exemptive order (the “Manager-of-Managers Order”) from the SEC to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate, and to modify any existing or future subadvisory agreement with unaffiliated subadvisers and subadvisers that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. The Manager-of-Managers Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information required by the Manager-of-Managers Order within 90 days of hiring a new subadviser.

Pursuant to orders of exemption issued by the SEC to GIAC (“Substitution Orders”) GIAC, the record owner of the shares of the Funds, is permitted to substitute shares of certain funds available as investment options under the Contracts with corresponding shares of the Funds (each, a “Substitution”). If a Fund receives assets in a Substitution in reliance on the Substitution Orders, the Manager may not change such Fund’s Subadviser, add a new sub-adviser, or otherwise rely on the Manager-of-Managers Order or any replacement order from the SEC with respect to any Fund without first obtaining shareholder approval of the change in such Subadviser, the new sub-adviser, or the Fund’s ability to rely on the Manager-of-Managers Order, or any replacement order from the SEC, at a shareholder meeting, the record date for which shall be after the Substitution has been effected. Currently, the following Funds may rely on the Manager-of-Managers Order: Guardian Core Plus Fixed Income VIP Fund, Guardian International Equity VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Global Utilities VIP Fund, and Guardian Large Cap Disciplined Value VIP Fund.

Management Fee Schedules

As compensation for its services and its assumption of certain expenses, the Manager is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of each respective Fund’s average daily net assets). The Subadvisers are or will be paid a percentage of each applicable Fund’s average daily net assets by the Manager out of its management fee.

Fund	Fee (as an annual percentage of average daily net assets of the Fund)
Guardian Large Cap Fundamental Growth VIP Fund	0.62% on assets up to $100 million;
0.57% on assets from $100 to $300 million;
0.52% on assets from $300 to $500 million;
0.50% on assets over $500 million.
Guardian Large Cap Disciplined Growth VIP Fund	0.62% on assets up to $100 million;
0.57% on assets from $100 to $300 million;
0.52% on assets from $300 to $500 million;
0.50% on assets over $500 million.
Guardian Integrated Research VIP Fund	0.50% on assets up to $200 million;
0.43% on assets from $200 to $300 million;
0.40% on assets over $300 million.
Guardian Diversified Research VIP Fund	0.60%
Guardian Large Cap Disciplined Value VIP Fund	0.65% on assets up to $100 million;

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0.60% on assets from $100 to $300 million;
0.55% on assets from $300 to $500 million;
0.53% on assets over $500 million.
Guardian Growth & Income VIP Fund	0.65% on assets up to $100 million;
0.60% on assets from $100 to $300 million;
0.55% on assets from $300 to $500 million;
0.53% on assets over $500 million.
Guardian Mid Cap Traditional Growth VIP Fund	0.80% on assets up to $100 million;
0.75% on assets from $100 to $300 million;
0.73% on assets over $300 million.
Guardian Mid Cap Relative Value VIP Fund	0.72% on assets up to $100 million;
0.67% on assets from $100 to $300 million;
0.62% on assets from $300 to $500 million;
0.60% on assets over $500 million.
Guardian International Growth VIP Fund	0.80% on assets up to $100 million;
0.75% on assets over $100 million.
Guardian International Equity VIP Fund	0.80% on assets up to $100 million;
0.75% on assets over $100 million.
Guardian Core Plus Fixed Income VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.
Guardian Small Cap Core VIP Fund	0.69%
Guardian Global Utilities VIP Fund	0.73%
Guardian Multi-Sector Bond VIP Fund	0.52%
Guardian Total Return Bond VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.
Guardian U.S. Government Securities VIP Fund	0.47%
Guardian All Cap Core VIP Fund	0.44% on assets up to $500 million;
0.40% on assets over $500 million.
Guardian Balanced Allocation VIP Fund	0.48%
Guardian Select Mid Cap Core VIP Fund	0.53%
Guardian Small-Mid Cap Core VIP Fund	0.65% on assets up to $200 million;
0.60% on assets over $200 million.
Guardian Strategic Large Cap Core VIP Fund	0.55% on assets up to $200 million;
0.50% on assets over $200 million.
Guardian Equity Income VIP Fund	0.50%
Guardian Core Fixed Income VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.
Guardian Short Duration Bond VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.

Fee Waivers and Expense Limitations

The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2024, so that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) do not exceed the following amounts of average daily net assets of the Funds as set forth below.

Fund	Expense Limitation
Guardian Large Cap Fundamental Growth VIP Fund	1.01%
Guardian Large Cap Disciplined Growth VIP Fund	0.87%
Guardian Integrated Research VIP Fund	0.84%
Guardian Diversified Research VIP Fund	0.96%
Guardian Large Cap Disciplined Value VIP Fund	0.97%
Guardian Growth & Income VIP Fund	0.96%
Guardian Mid Cap Traditional Growth VIP Fund	1.09%
Guardian Mid Cap Relative Value VIP Fund	1.08%
Guardian International Growth VIP Fund	1.18%
Guardian International Equity VIP Fund	1.08%
Guardian Core Plus Fixed Income VIP Fund	0.81%
Guardian Small Cap Core VIP Fund	1.05%
Guardian Global Utilities VIP Fund	1.03%
Guardian Multi-Sector Bond VIP Fund	1.00%
Guardian Total Return Bond VIP Fund	0.79%
Guardian U.S. Government Securities VIP Fund	0.75%
Guardian All Cap Core VIP Fund	0.78%
Guardian Balanced Allocation VIP Fund	0.89%
Guardian Select Mid Cap Core VIP Fund	0.87%
Guardian Small-Mid Cap Core VIP Fund	0.93%
Guardian Strategic Large Cap Core VIP Fund	0.84%
Guardian Equity Income VIP Fund	0.55%
Guardian Core Fixed Income VIP Fund	0.50%
Guardian Short Duration Bond VIP Fund	0.50%

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These expense limitations may not be increased or terminated prior to this time without Board action, may be terminated only upon approval of the Board, and are subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from a Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any (i.e., if the Fund will be able to make the repayment, after accounting for the repayment, without exceeding the expense limitation in effect at the time of the waiver or reimbursement and without exceeding the expense limitation in effect at the time of the recoupment, if any). For purposes of the expense limitations, extraordinary expenses relate to costs associated with events or transactions that are unusual in their nature and infrequent in their occurrence.

The expiration date of the expense limitation agreement and the recoupment right of the Manager as they relate to certain Funds is subject to the terms and conditions of the Substitution Order. Additional information regarding the total potential recoupment amounts and/or amounts recouped can be found in the Funds’ shareholder reports.

Management Fees Paid

The Funds pay the Manager fees as compensation for the services provided by it under the Management Agreement. The amount of these management fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund. Management fees paid to the Manager for the last three fiscal years are shown in the table below. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund and Guardian Strategic Large Cap Core VIP Fund each commenced operations on October 25, 2021. These Funds paid no such fees or expenses during fiscal years prior to 2021. Guardian Balanced Allocation VIP Fund, Guardian Equity Income VIP Fund, Guardian Core Fixed Income VIP Fund, and Guardian Short Duration Bond VIP Fund each commenced operations on May 2, 2022. These Funds paid no such fees or expenses during fiscal years prior to 2022.

	Fiscal Year Ended December 31,
	2022		2021		2020
Fund Name	Management Fees	Fee Waivers/ Expense Reimbursement	Management Fees	Fee Waivers/ Expense Reimbursement	Management Fees	Fee Waivers/ Expense Reimbursement
Guardian Large Cap Fundamental Growth VIP Fund(3)	$1,641,166	$-	$2,072,532	$-	$1,901,249	$-
Guardian Large Cap Disciplined Growth VIP Fund(4)	$2,788,848	$(92,032)	$3,493,099	$26,074	$3,224,103	$142,961
Guardian Integrated Research VIP Fund(5)	$1,620,726	$-	$337,435	$35,993	$61,521	$125,043
Guardian Diversified Research VIP Fund	$945,334	$(39,888)	$1,193,625	$-	$1,082,013	$20,160
Guardian Large Cap Disciplined Value VIP Fund	$1,123,028	$(22,690)	$1,396,931	$9,759	$1,216,219	$94,955
Guardian Growth & Income VIP Fund(6)	$1,012,764	$(49,040)	$1,236,640	$19,700	$1,078,333	$36,963
Guardian Mid Cap Traditional Growth VIP Fund	$799,837	$(107,679)	$1,016,643	$86,595	$916,896	$153,325
Guardian Mid Cap Relative Value VIP Fund(7)	$1,357,146	$-	$1,683,368	$-	$1,477,425	$55,955

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	Fiscal Year Ended December 31,
	2022		2021		2020
Fund Name	Management Fees	Fee Waivers/ Expense Reimbursement	Management Fees	Fee Waivers/ Expense Reimbursement	Management Fees	Fee Waivers/ Expense Reimbursement
Guardian International Growth VIP Fund	$955,720	$(31,406)	$1,178,766	$-	$1,082,536	$86,010
Guardian International Equity VIP Fund	$2,614,024	$(148,136)	$2,043,867	$191,553	$1,590,603	$381,954
Guardian Core Plus Fixed Income VIP Fund	$1,280,899	$-	$1,575,122	$-	$1,497,968	$88,428
Guardian Global Utilities VIP Fund	$522,464	$(127,776)	$633,742	$109,866	$573,887	$146,489
Guardian Multi-Sector Bond VIP Fund	$1,363,440	$-	$1,670,396	$-	$1,551,413	$-
Guardian U.S. Government Securities VIP Fund	$1,082,810	$(176,475)	$1,306,503	$187,996	$1,229,661	$238,354
Guardian Total Return Bond VIP Fund	$1,334,240	$(40,529)	$1,572,481	$-	$1,449,228	$66,227
Guardian Small Cap Core VIP Fund	$1,871,161	$-	$2,140,385	$-	$1,870,394	$5,500
Guardian All Cap Core VIP Fund(1)	$531,573	$(89,039)	$25,688	$43,982	-	-
Guardian Select Mid Cap Core VIP Fund(1)	$1,242,425	$(76,499)	$260,393	$38,331	-	-
Guardian Small-Mid Cap Core VIP Fund(1)	$2,001,324	$(133,669)	$451,498	$60,372	-	-
Guardian Strategic Large Cap Core VIP Fund(1)	$1,617,071	$(100,914)	$362,425	$54,232	-	-
Guardian Balanced Allocation VIP Fund(2)	$723,226	$-	-	-	-	-
Guardian Equity Income VIP Fund(2)	$492,598	$(94,209)	-	-	-	-
Guardian Core Fixed Income VIP Fund(2)	$1,379,666	$(72,653)	-	-	-	-
Guardian Short Duration Bond VIP Fund(2)	$615,888	$(119,339)	-	-	-	-

(1) This Fund commenced operations on October 25, 2021.

(2) This Fund commenced operations on May 2, 2022.

(3) The Manager recouped $180,157 from previously waived fees in 2020.

(4) The Manager recouped $1,695 from previously waived fees in 2020.

(5) The Manager recouped $17,271 and 126,478 from previously waived fees in 2021 and 2022, respectively.

(6) The Manager recouped $1,579 from previously waived fees in 2020.

(7) The Manager recouped $20,299 and $17,687 from previously waived fees in 2020 and 2021, respectively.

Additional information regarding the total potential recoupment amounts and/or amounts recouped can be found in the Fund’s shareholder reports.

Other Expenses of the Trust

All costs of the Trust’s operations are borne by the Trust. Costs other than the management fees and other fees previously described include, but are not limited to, audit, tax, legal, administrative, transfer agency, custodian and other service provider expenses; fees and expenses of officers and Trustees; and proxy solicitation costs. In addition, the Trust reimburses the Manager for an amount equal to the compensation of the CCO. Certain Fund expenses directly attributable to a particular Fund are charged to that Fund. Other Trust expenses shared by several Funds are allocated proportionately amongst those Funds in relation to the net assets of each Fund.

State Street Bank and Trust Company (“State Street”) provides certain administrative services, including fund accounting, to the Funds pursuant to a Services Agreement. The aggregate amount of the administrative fees accrued by each Fund payable to State Street pursuant to the Administrative Services Agreement for the last three fiscal years is set forth in the table below. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, and Guardian Strategic Large Cap Core VIP Fund each commenced operations on October 25, 2021. These Funds paid no such fees or expenses during fiscal years prior to 2021. Guardian Balanced Allocation VIP Fund, Guardian Equity Income VIP Fund, Guardian Core Fixed Income VIP Fund, and Guardian Short Duration Bond VIP Fund each commenced operations on May 2, 2022. These Funds paid no such fees or expenses during fiscal years prior to 2022.

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	Fiscal Year Ended December 31,
Fund Name	2022	2021	2020
Guardian Large Cap Fundamental Growth VIP Fund	$73,064	$147,422	$92,565
Guardian Large Cap Disciplined Growth VIP Fund	$95,081	$86,646	$96,144
Guardian Integrated Research VIP Fund	$83,873	$29,966	$90,922
Guardian Diversified Research VIP Fund	$88,246	$71,117	$128,451
Guardian Large Cap Disciplined Value VIP Fund	$66,595	$69,265	$103,817
Guardian Growth & Income VIP Fund	$59,362	$59,514	$93,616
Guardian Mid Cap Traditional Growth VIP Fund	$73,697	$67,623	$98,555
Guardian Mid Cap Relative Value VIP Fund	$71,240	$53,856	$100,956
Guardian International Growth VIP Fund	$98,003	$118,996	$140,415
Guardian International Equity VIP Fund	$160,589	$78,507	$131,536
Guardian Core Plus Fixed Income VIP Fund	$128,628	$133,589	$153,798
Guardian Global Utilities VIP Fund	$78,226	$52,136	$84,413
Guardian Multi-Sector Bond VIP Fund	$100,724	$99,850	$88,765
Guardian U.S. Government Securities VIP Fund	$76,159	$108,175	$78,705
Guardian Total Return Bond VIP Fund	$104,966	$75,556	$92,450
Guardian Small Cap Core VIP Fund	$83,421	$86,326	$83,897
Guardian All Cap Core VIP Fund (1)	$90,530	$10,409	-
Guardian Select Mid Cap Core VIP Fund (1)	$120,607	$19,973	-
Guardian Small-Mid Cap Core VIP Fund (1)	$78,318	$24,828	-
Guardian Strategic Large Cap Core VIP Fund (1)	$70,942	$24,262	-
Guardian Balanced Allocation VIP Fund(2)	$89,336	-	-
Guardian Equity Income VIP Fund(2)	$50,390	-	-
Guardian Core Fixed Income VIP Fund(2)	$84,532	-	-
Guardian Short Duration Bond VIP Fund(2)	$67,776	-	-

(1) This Fund commenced operations on October 25, 2021.

(2) This Fund commenced operations on May 2, 2022.

Securities Lending

The Funds did not engage in securities lending activities during the fiscal year ended December 31, 2022.

Information About the Subadvisers/Portfolio Managers

Subadvisers

For certain Funds, the Manager employs other investment advisory firms to serve as Subadvisers, subject to subadvisory agreements. The Manager takes on the entrepreneurial risks associated with the launch of each Fund and its ongoing operations. In addition, the Manager supports the Board oversight process by, among other things, acting on Board instructions relating to the Funds and providing reports and other information requested by the Board from time to time.

Each Subadviser has entered into a subadvisory agreement with the Manager, on behalf of each applicable Fund. Each Subadviser provides investment advisory services to the applicable Fund. With respect to these Funds, the Manager oversees and monitors the services provided by the Subadvisers. The Manager evaluates the performance of each Subadviser and the Subadviser’s execution of a Fund’s investment strategies, as well as the Subadviser’s adherence to the Fund’s investment objective(s) and policies. The Manager conducts risk analysis and performance attribution to analyze a Fund’s performance and risk profile, and works with a Subadviser to implement changes to a Fund’s strategies when appropriate. The Manager’s analysis and oversight of a Subadviser may result in the Manager’s recommendation to the Board that a Subadviser be terminated and replaced.

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The Manager also conducts ongoing due diligence on Subadvisers involving periodic on-site visits, in-person meetings and/or telephonic meetings, including due diligence of each Subadviser’s written compliance policies and procedures and assessments of each Subadviser’s compliance program and code of ethics. The Manager also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

The Manager also conducts searches for new subadvisers for new funds or to replace existing Subadvisers when appropriate and coordinates the on-boarding process for new subadvisers, including establishing trading accounts to enable the subadviser to begin managing Fund assets. Additionally, in the event that a Subadviser were to become unable to manage a Fund, the Manager has implemented plans to provide for the continued management of the Fund. The Manager oversees and implements transition management programs when deemed warranted, such as when significant changes are made to a Fund, including when a Subadviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for a Fund. The Manager also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on a Fund.

The information below provides organizational information on each of the Subadvisers, which includes, if applicable, the name of any person(s) who controls the Subadviser, the basis of the person’s control, and the general nature of the person’s business.

Subadvisory Fee Schedules

For the services provided, the Manager pays a monthly fee to each Subadviser based on an annual percentage of the average daily net assets of the Fund(s) that the Subadviser manages according to the following schedules:

Subadviser	Fund	Annual Subadvisory Fee
ClearBridge	Guardian Small Cap Core VIP Fund	0.37%
Wellington	Guardian Balanced Allocation VIP Fund	0.24%
	Guardian Global Utilities VIP Fund	0.36%
Guardian Large Cap Disciplined Growth VIP Fund	0.33% of the first $50 million in assets;
0.30% on the next $100 million in assets;
0.27% on the next $200 million in assets;
0.24% on the next $200 million in assets;
		0.22% over $550 million in assets
	Guardian Equity Income VIP Fund	0.24%
	Guardian Integrated Research VIP Fund	0.25% on first $100 million in assets; 0.20% on assets over $100 million
MFS	Guardian All Cap Core VIP Fund	0.24% on first $500 million in assets; 0.20% on assets over $500 million
Putnam	Guardian Diversified Research VIP Fund	0.30%
Boston Partners	Guardian Large Cap Disciplined Value VIP Fund	0.40% on first $100 million in assets; 0.30% on next $150 million in assets; 0.25% on assets over $250 million
AllianceBernstein	Guardian Growth & Income VIP Fund	0.30% of the first $200 million in assets 0.28% over $200 million in assets
	Guardian Strategic Large Cap Core VIP Fund	0.30% on first $100 million in assets; 0.25% on the next $100 million in assets; 0.23% on assets over $200 million
Janus	Guardian Mid Cap Traditional Growth VIP Fund	0.44% of the first $50 million in assets 0.40% over $50 million in assets
FIAM	Guardian Large Cap Fundamental Growth VIP Fund	0.26%
	Guardian Select Mid Cap Core VIP Fund	0.27%
Allspring	Guardian Mid Cap Relative Value VIP Fund	0.40% of the first $100 million in assets; 0.35% on the next $50 million in assets; 0.30% over $150 million in assets
	Guardian Small-Mid Cap Core VIP Fund	0.40% on first $90 million in assets; 0.30% on assets over $90 million
JPMIM	Guardian International Growth VIP Fund	0.40%
Schroders	Guardian International Equity VIP Fund	0.40% on first 100 million in assets; 0.35% on next $200 million in assets; and 0.30% on assets over $300 million
Lord, Abbett	Guardian Core Plus Fixed Income VIP Fund	0.225% on first $250 million in assets; 0.20% on assets over $250 million

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Subadvisory Fees Paid

As compensation for services provided under the subadvisory agreements, the Manager (not the Funds) pays a subadvisory fee to each Subadviser. The amount of these subadvisory fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund. Subadvisory fees paid by the Manager for the last three fiscal years are shown in the table below. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, and Guardian Strategic Large Cap Core VIP Fund each commenced operations on October 25, 2021. The Manager paid no such fees or expenses during fiscal years prior to 2021 with respect to these Funds. Guardian Balanced Allocation VIP Fund, and Guardian Equity Income VIP Fund each commenced operations on May 2, 2022. The Manager paid no such fees or expenses during fiscal years prior to 2022 with respect to these Funds.

	Fiscal Year Ended December 31,
Fund Name	2022	2021	2020
Guardian Large Cap Fundamental Growth VIP Fund	$783,870	$1,679,964	$908,023
Guardian Large Cap Disciplined Growth VIP Fund	$1,360,772	$990,255	$1,560,227
Guardian Integrated Research VIP Fund	$746,168	$153,777	$27,964
Guardian Diversified Research VIP Fund	$472,667	$596,812	$541,006
Guardian Large Cap Disciplined Value VIP Fund	$636,514	$773,446	$683,110
Guardian Growth & Income VIP Fund	$481,382	$592,890	$514,167
Guardian Mid Cap Traditional Growth VIP Fund	$421,071	$856,359	$482,679
Guardian Mid Cap Relative Value VIP Fund	$710,289	$535,543	$764,032
Guardian International Growth VIP Fund	$483,056	$1,020,226	$550,686
Guardian International Equity VIP Fund	$1,241,954	$602,009	$790,572
Guardian Core Plus Fixed Income VIP Fund	$633,126	$775,061	$736,484
Guardian Global Utilities VIP Fund	$257,654	$312,530	$283,013
Guardian Small Cap Core VIP Fund	$1,003,376	$1,147,743	$1,002,965
Guardian All Cap Core VIP Fund(1)	$289,949	$14,012	-
Guardian Select Mid Cap Core VIP Fund(1)	$632,933	$126,511	-
Guardian Small-Mid Cap Core VIP Fund(1)	$1,040,662	$219,129	-
Guardian Strategic Large Cap Core VIP Fund(1)	$787,853	$174,913	-
Guardian Balanced Allocation VIP Fund(2)	$361,613	-	-
Guardian Equity Income VIP Fund(2)	$236,447	-	-

(1) This Fund commenced operations on October 25, 2021.

(2) This Fund commenced operations on May 2, 2022.

The following provides information regarding each Subadviser’s (or portfolio manager’s, as applicable) compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Subadvisers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Subadvisers against one another. Each Subadviser is a separate entity that may employ different compensation structures, have different management requirements, and may be affected by different conflicts of interests.

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Compensation Structures and Methods

The following describes the structure of, and the method(s) used to determine, the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund’s portfolio manager(s) as of the date of this SAI, unless otherwise noted. In an effort to retain key personnel, the Manager and each Subadviser has structured its compensation plans for portfolio managers and other key personnel in a manner that it believes is competitive with other investment management firms. The descriptions may include compensation benchmarks, which are chosen by the Manager or a particular Subadviser and may or may not match a Fund’s benchmark index or other indices presented in the Prospectus.

Park Avenue

Park Avenue is a wholly-owned subsidiary of Guardian Life, which has an attractive and competitive compensation package, evidenced by its ability to attract and retain experienced and talented industry professionals. Compensation includes a competitive salary, investment performance incentive compensation for investment personnel, a defined contribution plan, and other benefits. Base salary is market competitive and based on periodic independent salary surveys obtained from third party vendors. The incentive compensation may be more or less than the employees target amount based on incentive compensation factors including company and individual performance.

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and other portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation is tied to performance versus the fund's benchmark. Park Avenue continuously reviews its incentive compensation plan against market information to ensure that its compensation is competitive.

The mutual fund performance criteria are generally tied to an index component. The index component is based on a sliding scale of a Fund’s performance as compared to the performance of its public benchmark index. The incentive compensation calculation for a given portfolio manager is based on weightings that generally reflect that portfolio manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios with similar asset class strategies. In determining the actual incentive compensation awarded to an individual portfolio manager, senior management may increase or decrease the award at its discretion based on the manager’s contribution to performance and other factors.

ClearBridge

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base Salary Compensation—Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

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Discretionary Compensation—In addition to base compensation, managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Incentive Award

•	ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge’s managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•	Franklin Templeton Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Templeton restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with the strategy's investment philosophy and the approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

•	Market compensation survey research by independent third parties.

Wellington

Wellington receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington and Guardian Variable Products Trust on behalf of the Fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2022.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Managers is determined by each Portfolio Manager’s experience and performance in his role as Portfolio Manager. Base salaries for Wellington’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Jonathan White and Mary Pryshlak, is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

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Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Hand, Illfelder, Levering, and McLane as well as Mmes. Moran, Niska and Pryshlak are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Guardian Large Cap Disciplined Growth VIP Fund	Russell 1000 Growth Index
Guardian Global Utilities VIP Fund	MSCI ACWI Utilities Index
Guardian Equity Income VIP Fund	Russell 1000 Value Index
Guardian Balanced Allocation VIP Fund	Bloomberg US Aggregate Bond Index
Guardian Integrated Research VIP Fund	S&P 500 Index

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MFS

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process.  Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation.  In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees.  MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually.  In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process.  As of December 31, 2022, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Putnam

Portfolio managers are evaluated and compensated across specified products they manage, in part, based on their performance relative to the applicable benchmark, based on a blend of 3-year and 5-year performance, or, if shorter, the period of time that the portfolio manager has managed the product. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

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Boston Partners

With our investment teams working and living in very competitive markets like Boston, London, Los Angeles, San Francisco and New York, we believe in having compensation, work environment and other incentives in place which reflect the value we place in our primary asset – our people. All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance. We believe this aligns our Boston Partners team firmly with our clients’ objectives and provides the financial and work environment incentives which keep our teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.

Typically, bonuses are based upon a combination of one or more of the following criteria:

●	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
●	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
●	Investment Team Performance: the financial results of the investment group with our client’s assets;
●	Firm-wide Performance: the overall financial performance of Boston Partners.
●	Our long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

The compensation program focuses on long term performance with an emphasis on 3 and 5-year results. The timing of receiving deferred compensation reinforces this emphasis. Roughly 50% of compensation is based on qualitative measures and roughly 50% is based on quantitative measures. These compensation percentages can vary based on an individual’s role in the firm.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.

AB

Compensation for our investment professionals – portfolio managers, analysts, and traders -- is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.

Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.

Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

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Janus

The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2022.

The portfolio managers and co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place. The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership: All employees are subject to Janus Henderson’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal installments over a 3-year period and are delivered into JHG restricted stock and/or funds.

Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

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FIAM

Christopher Lee is the portfolio manager for the Guardian Select Mid Cap Core VIP Fund and receives compensation for his services. As of December 31, 2022, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

Mr. Lee’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. Mr. Lee’s bonus is based on several components. The components of Mr. Lee’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, if applicable, and (ii) the investment performance of other FMR equity funds and accounts, and (iii) the general management in the portfolio manager’s role as Managing Director of Research. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group if applicable. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of the portfolio manager’s bonus that is linked to the investment performance of Guardian Select Mid Cap Core VIP Fund is based on the primary account’s pre-tax investment performance measured against the S&P MidCap 400® Index, and the primary account’s pre-tax investment performance within the Morningstar® Mid-Cap Blend Category.

Mr. Lee also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Asher Anolic is co-portfolio manager for the Guardian Large Cap Fundamental Growth VIP Fund and receives compensation for those services. Jason Weiner is the co-portfolio manager for the Guardian Large Cap Fundamental Growth VIP Fund and receives compensation for those services. As of December 31, 2022, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

Mr. Anolic’s and Mr. Weiner’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of the Guardian Large Cap Fundamental Growth VIP Fund is based on the account’s pre-tax investment performance measured against the Russell 1000® Growth Index, and the account’s pre-tax investment performance within the Morningstar® Large Growth Category.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Allspring

The compensation structure for Allspring Investments’ portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to investment management compensation surveys, Allspring also considers prior professional experience, tenure, seniority and a portfolio manager’s team size, scope and assets under management when determining their total compensation. In addition, portfolio managers, who meet the eligibility requirements, may participate in Allspring Investments’ 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring is owned by employees, including portfolio managers.

JPMIM

JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives.  This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The firm’s disciplined pay-for-performance framework focuses on total compensation – base salary and incentive pay - so that pay is commensurate with the overall performance of the firm, respective businesses and individual performance. This includes a balanced discretionary approach to assess the employee’s performance throughout the year against four broad dimensions - business results, client/ customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions appropriately consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To promote a proper pay-for-performance alignment, the firm does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this balanced assessment of performance, for select employees in the portfolio management population, regard is given to the performance of relevant funds/strategies. Each portfolio manager’s performance is evaluated annually based on a number of factors, including, but not limited to:

●	The primary consideration which is blended investment performance relative to the competitive indices or peers over one, three, five and ten year periods, with investment performance generally weighted more to the long term;
●	individual contribution relative to the client’s risk and return objectives; and
●	adherence with the firm’s compliance, risk, regulatory and client fiduciary responsibilities, including adherence to the Sustainability Risk Integration Policy – J.P. Morgan Asset Management, as applicable, which contains relevant Environmental, Social and Corporate Governance (“ESG”) factors that are intended to guide investment decision-making.

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Schroders

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to Schroders’ corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of the clients and shareholders of Schroders.

Lord Abbett

When used in this section, the term “Fund” refers to the Guardian Core Plus Fixed Income VIP Fund as well as any other registered investment companies, pooled investment vehicles, and accounts managed or sub-advised by a Lord Abbett portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus and profit-sharing plan contributions. The level of base compensation takes into account the

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portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectuses, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Other Accounts Managed

The following table includes information for each portfolio manager of the Funds regarding the number and total assets of other accounts managed as of December 31, 2022 (unless otherwise indicated) that each portfolio manager has day-to-day management responsibilities for, other than the Fund they manage (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. See the Prospectus for information on the Fund that each portfolio manager listed in the table manages within the Trust.

Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account. Table data has been provided by the Manager and the applicable Subadviser.

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Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
Park Avenue	Registered Investment
Robert J. Crimmins	Companies	2	$498.8	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	2	$36,940.6	0	$0
Park Avenue	Registered Investment
John Gargana	Companies	5	$1,336.6	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$38,885.9	0	$0
Park Avenue	Registered Investment
Andrew Liggio, CFA	Companies	4	$1,750.2	0	$0
	Other Pooled Investment
	Vehicles	1	$3,189.2	0	$0
	Other Accounts	1	$2,361.5	0	$0
Park Avenue	Registered Investment
Issac H. Lowenbraun	Companies	5	$700.1	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$3,253.1	0	$0
Park Avenue	Registered Investment
David Padulo, CFA	Companies	3	$948.7	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$35,632.8	0	$0
Park Avenue	Registered Investment
Demetrios Tsaparas, CFA	Companies	3	$700.1	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$3,253.1	0	$0
Park Avenue	Registered Investment
Martin Vernon	Companies	1	$186.6	0	$0
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$35,632.8	0	$0
ClearBridge	Registered Investment
Albert Grosman	Companies	3	$2,308	0	$0
	Other Pooled Investment
	Vehicles	2	$129	0	$0
	Other Accounts	6,487	$2,807	0	$0

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Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
ClearBridge Brian Lund, CFA	Registered Investment Companies	2	$884	0	$0
	Other Pooled Investment Vehicles	2	$129	0	$0
	Other Accounts	932	$192	0	$0
Wellington Mammen Chally, CFA	Registered Investment Companies	12	$19,921.53	0	$0
	Other Pooled Investment Vehicles	12	$1,819.43	0	$0
	Other Accounts	18	$3,686.36	2	$846.26
Wellington David A. Siegle, CFA	Registered Investment Companies	12	$19,921.53	0	$0
	Other Pooled Investment Vehicles	11	$1,819.33	0	$0
	Other Accounts	17	$3,674.98	2	$846.26
Wellington Douglas W. McLane, CFA	Registered Investment Companies	12	$19,921.53	0	$0
	Other Pooled Investment Vehicles	24	$2,196.41	3	$148.18
	Other Accounts	44	$3,783.51	2	$846.26
Wellington Loren L. Moran, CFA	Registered Investment Companies	10	$77,994.54	5	$72,818.73
	Other Pooled Investment Vehicles	4	$274.58	1	$37.68
	Other Accounts	1	$705.71	0	$0
Wellington Mary L. Pryshlak, CFA	Registered Investment Companies	12	$7,229.12	2	$772.58
	Other Pooled Investment Vehicles	54	$15,558.73	8	$4,150.14
	Other Accounts	92	$29,752.42	12	$5,379.26
Wellington Jonathan G. White, CFA	Registered Investment Companies	12	$7,229.12	2	$772.58
	Other Pooled Investment Vehicles	56	$15,668.89	8	$4,150.14
	Other Accounts	94	$29,884.07	12	$5,379.26
Wellington G. Thomas Levering	Registered Investment Companies	17	$7,624.50	2	$6,095.15
	Other Pooled Investment Vehicles	43	$3,891,38	18	$2,635.26
	Other Accounts	51	$1,524.99	10	$303.78
Wellington Juanjuan Niska, CFA	Registered Investment Companies	4	$107.31	1	$15.61
	Other Pooled Investment Vehicles	20	$345.32	2	$87.25
	Other Accounts	17	$163.61	4	$65.14

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Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
Wellington Matthew C. Hand, CFA	Registered Investment Companies	11	$73,983.95	3	$57,678.78
	Other Pooled Investment Vehicles	8	$1,637.06	0	$0
	Other Accounts	10	$1,274.41	0	$0
Wellington Adam H. Illfelder, CFA	Registered Investment Companies	10	$18,455.09	0	$0
	Other Pooled Investment Vehicles	3	$373.18	0	$0
	Other Accounts	2	$598.41	0	$0
MFS Joseph MacDougall	Registered Investment Companies	4	$13,497.8	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	6	$758.1	0	$0
Putnam Shep Perkins	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$12.7	0	$0
Putnam Kathryn Lakin	Registered Investment Companies	4	$1,569.7	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$0.4	0	$0
Boston Partners David T. Cohen, CFA	Registered Investment Companies	3	$12,641.81	0	$0
	Other Pooled Investment Vehicles	1	$2,388.72	0	$0
	Other Accounts	201	$14,653.20	4	$957.05
Boston Partners Mark E. Donovan, CFA	Registered Investment Companies	3	$12,641.81	0	$0
	Other Pooled Investment Vehicles	1	$2,388.72	0	$0
	Other Accounts	201	$14,653.20	4	$957.05
Boston Partners David J. Pyle, CFA	Registered Investment Companies	3	$12,641.81	0	$0
	Other Pooled Investment Vehicles	1	$2,388.72	0	$0
	Other Accounts	201	$14,653.20	4	$957.05
Boston Partners Joshua White, CFA	Registered Investment Companies	3	$12,641.81	0	$0
	Other Pooled Investment Vehicles	1	$2,388.72	0	$0
	Other Accounts	201	$14,653.20	4	$957.05
AllianceBernstein Kent Hargis	Registered Investment Companies	14	$2,529	0	$0
	Other Pooled Investment Vehicles	31	$6,647	0	$0
	Other Accounts	2,599	$5,116	0	$0
AllianceBernstein Sammy Suzuki, CFA	Registered Investment Companies	13	$1,435	0	$0
	Other Pooled Investment Vehicles	30	$6,621	0	$0
	Other Accounts	2,594	$4,728	0	$0
AllianceBernstein Frank Caruso, CFA	Registered Investment Companies	10	$22,549	0	$0
	Other Pooled Investment Vehicles	19	$30,133	0	$0
	Other Accounts	3,028	$6,747	0	$0
AllianceBernstein Vinay Thapar, CFA	Registered Investment Companies	10	$22,549	0	$0
	Other Pooled Investment Vehicles	21	$33,371	0	$0
	Other Accounts	3,031	$7,722	0	$0
AllianceBernstein John H. Fogarty, CFA	Registered Investment Companies	11	$22,568	0	$0
	Other Pooled Investment Vehicles	21	$33,371	0	$0
	Other Accounts	3,031	$7,722	0	$0
AllianceBernstein Chris Kotowicz, CFA	Registered Investment Companies	10	$22,549	0	$0
	Other Pooled Investment Vehicles	21	$33,371	0	$0
	Other Accounts	3,031	$7,722	0	$0

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Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
Janus	Registered Investment
Brian Demain, CFA	Companies	5	$20,326.63	0	$0
	Other Pooled
	Investment Vehicles	0	$0	0	$0
	Other Accounts	8	$1,627.07	0	$0
Janus	Registered Investment
Cody Wheaton, CFA	Companies	5	$20,326.63	0	$0
	Other Pooled
	Investment Vehicles	0	$0	0	$0
	Other Accounts	8	$1,627.07	0	$0
FIAM LLC	Registered Investment
Christopher Lee	Companies	18	$90,707	3	$5,921
	Other Pooled Investment
	Vehicles	27	$2,526	0	$0
	Other Accounts	5	$1,096	0	$0
FIAM LLC	Registered Investment
Asher Anolic	Companies	8	$20,849	3	$7,739
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	1	$1	0	$0
FIAM LLC	Registered Investment
Jason Weiner	Companies	6	$20,367	2	$7,719
	Other Pooled Investment
	Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Allspring	Registered Investment
Christopher G. Miller, CFA	Companies	5	$2,655.24	0	$0
	Other Pooled
	Investment Vehicles	1	$91.87	0	$0
	Other Accounts	10	$168.33	0	$0
Allspring	Registered Investment
Garth B. Newport, CFA	Companies	2	$834.12	0	$0
	Other Pooled
	Investment Vehicles	0	$0	0	$0
	Other Accounts	4	$47.27	0	$0
Allspring	Registered Investment
James M. Tringas, CFA	Companies	8	$18,542.81	0	$0
	Other Pooled
	Investment Vehicles	10	$1,113.20	0	$0
	Other Accounts	28	$2,047.13	1	$30.37
Allspring	Registered Investment
Bryant H. VanCronkhite, CFA	Companies	8	$18,542.81	0	$0
	Other Pooled
	Investment Vehicles	10	$1,113.20	0	$0
	Other Accounts	28	$2,047.13	1	$30.37
Allspring	Registered Investment
Shane Zweck, CFA	Companies	2	$12,174.14	0	$0
	Other Pooled
	Investment Vehicles	2	386.68	0	$0
	Other Accounts	15	$935.80	0	$0
JPMIM	Registered Investment
Shane Duffy, CFA	Companies	13	$6,857.15	0	$0
	Other Pooled
	Investment Vehicles	6	$2,201.52	0	$0
	Other Accounts	23	$6,265.11	4	$940.27
JPMIM	Registered Investment
Thomas Murray, CFA	Companies	15	$7,023.84	0	$0
	Other Pooled
	Investment Vehicles	6	$2,201.52	0	$0
	Other Accounts	24	$7,605.63	3	$603.29
JPMIM	Registered Investment
James Andrew, CFA	Companies	0	$0	0	$0
	Other Pooled
	Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Schroders	Registered Investment
Simon Webber, CFA	Companies	5	$5,996.7	2	$14,413.2
	Other Pooled
	Investment Vehicles	5	$4,260.6	1	$49.8
	Other Accounts	16	$4,717.6	1	$1,764.9
Schroders	Registered Investment
James Gautrey, CFA	Companies	4	$5,945.8	2	$14,413.2
	Other Pooled
	Investment Vehicles	3	$930.1	1	$49.8
	Other Accounts	12	$3,961.2	0	$0

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Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
Lord Abbett Robert A. Lee	Registered Investment Companies	14	$94,405.12	0	$0
	Other Pooled Investment Vehicles	11	$10,740.88	0	$0
	Other Accounts	759	$4,437.80	2	$1,186.80
Lord Abbett Kewjin Yuoh	Registered Investment Companies	15	$93,223.61	0	$0
	Other Pooled Investment Vehicles	9	$8,450.98	0	$0
	Other Accounts	334	$112.15	2	$1,186.80
Lord Abbett Andrew H. O’Brien, CFA	Registered Investment Companies	14	$91,215.57	0	$0
	Other Pooled Investment Vehicles	8	$8,421.50	0	$0
	Other Accounts	26	$5,502.69	0	$0
Lord Abbett Steven F. Rocco, CFA	Registered Investment Companies	16	$89,792.39	0	$0
	Other Pooled Investment Vehicles	14	$10,732.25	0	$0
	Other Accounts	20	$3,978.04	1	$531.2
Lord Abbett Leah G. Traub	Registered Investment Companies	5	$6,042.42	0	$0
	Other Pooled Investment Vehicles	2	$923.37	0	$0
	Other Accounts	334	$112.15	0	$0
Lord Abbett Adam C. Castle, CFA	Registered Investment Companies	8	$65,177.80	0	$0
	Other Pooled Investment Vehicles	6	$7,268.69	0	$0
	Other Accounts	0	$0	0	$0
Lord Abbett Harris A. Trifon	Registered Investment Companies	5	$52,824.47	0	$0
	Other Pooled Investment Vehicles	4	$6,084.50	0	$0
	Other Accounts	0	$0	0	$0

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Fund may be presented with the potential conflicts summarized below. The Manager and each Subadviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

Park Avenue

The portfolio managers of Park Avenue manage other portfolios having investment objectives and strategies similar to those of the Funds. Certain Park Avenue portfolio managers also have responsibility for managing a portion of the assets of Guardian Life. In general, the other portfolios are managed using the same investment tools and resources that are used in connection with the management of the Funds. However, specific security selection may differ among the portfolios managed by Park Avenue based on differences in each portfolio’s investment objectives and duration requirements. The portfolio managers may make investment decisions and place trades for the other portfolios that are similar to those made for the Funds, or they may purchase or sell securities for one portfolio and not another as appropriate considering the investment objectives and strategies of each respective portfolio. Depending on market conditions, any of these actions could have a positive or adverse impact on a Fund. To address potential conflicts of interest, Park Avenue has adopted trade allocation policies and procedures and has established monitoring procedures for compliance with each client’s portfolio investment policies, including the Funds. The trade allocation policies and procedures adopted and implemented by Park Avenue include specific provisions for fair and equitable allocations of new issues, aggregated trades and partial fills. In addition, Park Avenue periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the portfolio manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly. Park Avenue currently has no client portfolios with performance-based fees.

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ClearBridge

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention—A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities—If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies—At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers—In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation—A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

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Wellington

The Portfolio Managers or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Chally, Levering, McLane, Siegle, and White, as well as Mmes. Moran, Niska and Pryshlak manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

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MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Putnam

Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

● The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

● The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

● The trading of other accounts could be used to benefit higher-fee accounts (front-running).

● The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:

● Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

● All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

● All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

● Front running is strictly prohibited.

● The fund’s Portfolio Managers may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio Managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

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A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Managers consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by Putnam Investment Limited (“PIL”) will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

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Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Managers may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Boston Partners

Boston Partners recognizes that conflicts are inherent in any investment advisory business with respect to the management of client accounts. These conflicts include, but are not limited to, simultaneous management of different types of accounts, activities with affiliated entities, value-added investors, access to material non-public information, and selective disclosure. In addition, side-by-side management of registered investment companies, hedge funds and separately managed accounts pose particular conflicts such as differing fee structures, differing investments selected for the various vehicles, inappropriate or unsupported valuations, and inequitable allocation and aggregation trading practices. Boston Partners has taken each of these conflicts into consideration and has developed reasonable policies and procedures designed to monitor and mitigate the conflicts. Additionally, Boston Partners discloses these conflicts to clients in its Form ADV.

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AllianceBernstein

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where our activities do not involve fiduciary obligations – such as the level of client servicing we offer through each client channel – we reserve the right to act in accordance with our business judgment.

Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients. In these cases, regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately.

Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures. Changes in the firm’s activities and personnel can lead to new potential conflicts.

Conflicts Committee: To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, senior firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.

Written Policies and Procedures: AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds.  AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

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AllianceBernstein generally discourages personal investments by employees in individual securities, instead encouraging personal investments in managed collective vehicles, such as mutual funds. Our firm’s policies and procedures adhere strictly to sound business principles and the highest ethical standards: they are based on the fundamental principle that the financial interests of the firm’s clients come first and must be placed ahead of the individual interests of staff members. Our policies are intended to ensure full conformity with the laws, rules, and regulations of the many governmental bodies and self-regulatory organizations that oversee our business activities.

The following is a summary of the major requirements and restrictions that apply to personal trading by employees, their immediate family members, and other financial dependents:

●	Employees must disclose all their securities accounts to AllianceBernstein’s Legal and Compliance department.
●	Absent an exception, U.S. employees may maintain securities accounts only at specified designated broker-dealers.
●	Employees must pre-clear all securities trades with AllianceBernstein’s Legal and Compliance department prior to placing trades with their broker-dealer (prior supervisory approval is required for portfolio managers, research analysts, traders, persons with access to AllianceBernstein research, and others designated by the Legal and Compliance department).
●	Employees may make 20 trades in individual securities during any rolling thirty calendar-day period.
●	Employee purchases of individual securities, ETFs and closed-end mutual funds are subject to a 60-day holding period.
●	Employees may not engage in short-term trading of a mutual fund in violation of that fund's short-term trading policies.
●	Employees may not participate in initial public offerings.
●	Employees are prohibited from conducting transactions in the publicly-traded equity units of AllianceBernstein in the weeks leading up to the firm's quarterly earnings announcements.
●	Employees must get written approval, and make certain representations, to participate in limited or private offerings.
●	Employees must submit initial and annual holding reports, disclosing all securities and holdings in mutual funds managed by AllianceBernstein held in personal accounts.
●	Employees must, on a quarterly basis, submit or confirm reports identifying all transactions in securities (and mutual funds managed by AllianceBernstein) in personal accounts.
●	AllianceBernstein’s Legal and Compliance department has the authority to deny:

➢	Any personal trade by an employee if the security is being considered for purchase or sale in a client account, if there are open orders for the security on a trading desk, or the security appears on any AllianceBernstein restricted list.

➢	Any short sale by an employee for a personal account if the security is being held long in AllianceBernstein-managed portfolios.
➢	Any personal trade by a portfolio manager or research analyst in a security that is subject to a blackout period as a result of client portfolio trading or recommendations to clients.

In addition, research analysts will not be permitted to buy for his or her personal account, a security that is in his/her sector of coverage. Similarly, portfolio managers are not permitted to buy for a personal account, a security that is an eligible portfolio investment in that manager’s product group (e.g., Large Cap Growth), and buy-side equity traders are prohibited from purchasing, for their personal account, a security that is among the eligible portfolio investments traded on their client trading desks.

The policies and procedures for personal trading are set forth in full detail in AllianceBernstein’s Personal Trading Policies and Procedures.

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Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage.  In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

AllianceBernstein provides investment management advice to a variety of different clients including mutual funds sponsored by ourselves and our affiliates, special portfolios on a sub-advisory basis, institutional accounts, ERISA accounts, private investment funds (such as hedge funds and private equity funds), and high-net-worth individuals.

Certain types of clients, investment strategies and fee arrangements may create potential conflicts of interest for AllianceBernstein. For example, our employees or affiliates may have an economic interest in some of the accounts we manage. We may also recommend to clients securities in which a related person has established an interest independent of AB. Some accounts pay performance fees to AB, and some client accounts can sell securities short that are held long in other client accounts. The beneficial owners of some accounts may have the ability to influence the placement of additional assets with AB. Some investment professionals at AB manage accounts with these potential conflicts on a “side by side” basis with accounts that do not have such characteristics. These investment professionals may have an incentive to favor “conflicted” accounts over other accounts. Variations in performance compensation structures among clients may create an incentive for AB to direct the best investment ideas to, or to allocate or sequence trades in favor of, clients that pay or allocate performance compensation or clients that pay a greater level of performance compensation than other clients.

Steps to Treat Clients Fairly: We are conscious of these potential conflicts. When we are providing fiduciary services, the goal of our policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries. These policies include those addressing the fair allocation of investment opportunities across client accounts, the best execution of all client transactions, and the voting of proxies, among others. AB has adopted various written policies to address the fair allocation of investment opportunities for different investment categories (e.g., equities, fixed income, private securities, etc.).

Allocating Investment Opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

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AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

As an investment adviser, we owe a fiduciary duty to each of our clients, requiring us to act in their best interests and to treat each client fairly, whether they are clients in a separate account or clients within a commingled trust fund or mutual fund. It is this fiduciary duty that is the basic principle behind our trade allocation procedures for all accounts.

Investment ideas and/or research analyst recommendations are widely disseminated among all appropriate investment professionals responsible for selecting investments to ensure that the accounts for all portfolio management groups have an equal opportunity to act on the information.

Allocation between Proposed Account and Other Clients at the Firm: We make investment decisions for each client in accordance with the investment objectives, guidelines and restrictions governing their individual account, and these decisions are independent of investment decisions made for other clients or accounts. However, because investment decisions frequently affect more than one account, it is inevitable that, at times, we will wish to purchase or sell the same securities for more than one client account at the same time. As part of our duty to ensure that each client receives fair treatment in the investment process, we must ensure the allocation of such trades fairly among these client accounts.

These concerns are increased when there are some accounts for which we receive performance-based compensation. Our trading and compliance monitoring processes afford heightened levels of scrutiny to transactions in such accounts, to help ensure that there is no appearance of having favored such a client over others. Our procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to their investment disciplines and client base.

We Aggregate Trades to Facilitate Best Execution: Where possible when trading, we aggregate (“bundle”) contemporaneous orders transacted on behalf of more than one client to facilitate best execution and achieve economies of scale. When possible, securities bought or sold in execution of an aggregated order will be allocated on a pro-rata basis among the participating client accounts in proportion to the size of the orders placed for each account.

Having said this, we also note that if a trade in a single security is executed with more than one dealer at different prices, it is not always possible to ensure that all accounts who are trading in that security receive the same execution price. In such cases, our trading desk is responsible for ensuring that the order of allocation to clients is fair and equitable over time.

Policy on Non-Pro Rata Allocations: In certain situations, other methods of trade allocation are permissible provided that the approach is based on objective criteria, all accounts receive fair and equitable treatment over time, and the reason for the different allocation is explained and approved in writing by a Head of Investment and the Chief Compliance Officer (or a designee) prior to the completion of the order.

•	Rotation: In situations where investment opportunities are too limited to be effectively allocated among all accounts, or aggregated trades have been filled with multiple brokers at different prices, such investment opportunities may be allocated by rotation, provided that the rotation system implemented results in fair access to such investment opportunities for all accounts over time.

•	Random: A random approach may be used if, due to the quantity of securities received, some number of accounts would need to be excluded in order to complete a reasonably sized allocation to accounts. The randomization methodology must ensure that all accounts have the same probability of being selected each time it is used.

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•	Other Methods: In certain situations, a pro rata allocation may not result in an allocation that is fair to all accounts involved and the use of a rotational or random basis is neither appropriate nor practical. In such situations, another method of allocation may be applied if it is based on objective criteria, all accounts receive fair and equitable treatment over time using the method, and the reason for the different allocation is explained and approved in writing by a Head of Investment and the Chief Compliance Officer (or a designee). An example of such an allocation policy, is where we manage a portfolio that is focused on specific security types and such portfolio received a priority allocation to enable it to meet its fiduciary and regulatory obligation to invest in such securities.

o	Priority of Orders. When the liquidity in a market is not sufficient to fill all client orders, we may give priority to certain orders over others. This prioritization is based solely on objective factors driving the order. Under such circumstances, we will aggregate orders by these factors and subject each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) avoidance of tracking error on the service/product level; and (5) portfolio rebalancing and optimization.

o	Short Sales: Conflicting investment opportunities between short selling and long investing are properly addressed. When our trading desk is handling short sell orders at the same time as long liquidation orders, the desk will use its discretion to execute the orders in a manner that will limit the market impact to both.

o	Primary Offerings: Primary offerings are only allocated to accounts when the issuer meets the investment objectives of participating accounts as well as a review process for allocations. Securities may be first distributed internally by investment service or strategy and then allocated on a pro-rata basis to participating accounts within their respective service or strategy. Because of securities law restrictions or client-imposed restrictions, not all accounts can participate in primary offerings.

Janus

Portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Fund. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus or an affiliate serves as subadviser, separately managed accounts or other pooled investment vehicles, such as hedge funds and ETFs , which may have different fee structures or rates than the Fund or may have a performance-based management fee. As such, fees earned by Janus or an affiliate may vary among these accounts. Janus or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in the Fund’s portfolio. Furthermore, Janus believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in the Fund may be mitigated by the portfolio manager’s compliance with Janus’s personal trading policy within the Personal Code of Ethics. Certain portfolio managers also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. Certain portfolio managers also have roles with an affiliate of Janus and provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities, and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged relative of one or more accounts outperform the Fund. A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for the Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by the Fund.

Janus believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Janus monitors accounts with similar strategies for any holdings, risk, or performance dispersion, or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus’s (and its affiliates’) best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts.

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FIAM

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund.  Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.

Allspring

Allspring’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

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To minimize the effects of these inherent conflicts of interest, Allspring has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

JPMIM

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMIM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMIM, JPMorgan Chase and its directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMIM, JPMorgan Chase and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or JPMorgan Chase. JPMIM and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM, or JPMorgan Chase or its clients.

JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts.

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Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

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Schroders

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Lord Abbett

Conflicts of interest may arise in connection with Lord Abbett portfolio managers’ management of the investments of the Guardian Core Plus Fixed Income VIP Fund and the investments of the portfolio managers’ other accounts included in the table under the heading “Other Accounts Managed,” above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts in the table referenced above.

Beneficial Interest of Portfolio Managers

Portfolio managers are not required to own shares of the Fund that they manage on behalf of the Trust. In order to own shares of a Fund, a portfolio manager would need to be a Contract owner. In addition, although the level of a portfolio manager’s ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no Fund shares has any less confidence or is any less concerned about the applicable Fund’s performance.

The portfolio managers did not own any Fund shares as of the date of this SAI.

Distribution of the Trust Shares

Distributor

Park Avenue Securities LLC serves as the distributor for the shares of each Fund pursuant to a distribution and service agreement (“Distribution and Service Agreement”) with the Trust, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of Guardian Life, and is an affiliate of the Manager. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Distributor’s principal office is located at 10 Hudson Yards, New York, New York 10001.

The Distribution and Service Agreement will continue in effect with respect to the Funds for successive one-year periods after an initial two year term, provided that each such continuance is specifically approved annually (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to the Distribution and Service Agreement or who are Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). If the Distribution and Service Agreement is terminated with respect to one or more Funds, it may continue in effect with respect to any Fund as to which it has not been terminated. The Distribution and Service Agreement is terminable with respect to a Fund without penalty, at any time, by the Fund upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distribution and Service Agreement will terminate in the event of its assignment. The Distributor is not obligated to sell any specific amount of Trust shares.

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Distribution and Service Plan

Each Fund (except Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund) has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the shares of each Fund are charged an annual fee of 0.25% of the average daily net assets of the Fund to compensate the Distributor for providing various distribution and service-related activities for the benefit of Fund shareholders, including Contract owners with interests in the Funds. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges. The fees payable under the 12b-1 Plan are not calculated based on the actual expenses borne by the Distributor in carrying out its responsibilities under the 12b-1 Plan, which may be less than or greater than the amounts paid as compensation under the Plan. Under the 12b-1 Plan, payments for distribution and/or servicing of Fund shares can be made directly to GIAC or another life insurance company or other intermediary at the direction of the Distributor. If the 12b-1 Plan for a Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

The 12b-1 Plan shall continue in effect from year to year with respect to a Fund, provided such continuance is approved at least annually by the Board or by a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees. The 12b-1 Plan may not be amended to increase materially the amount that may be spent thereunder for distribution and/or servicing by a Fund without the approval by a vote of a majority of the outstanding voting securities of that Fund. All material amendments to the Plan and any related distribution agreement must be approved by a majority of the Trustees, including the Independent Trustees, in the manner described in the 12b-1 Plan.

The 12b-1 Plan may be terminated as to a Fund at any time, without penalty, by a vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that Fund. So long as any 12b-1 Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit each Fund, the shares of each Fund, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

12b-1 Plan Fees Paid

The following table shows payments made by the Funds (except Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund) under the 12b-1 Plan for the fiscal year (or period, as noted) ended December 31, 2022.

Fund Name	12b-1 Fees
Guardian Large Cap Fundamental Growth VIP Fund	$698,830
Guardian Large Cap Disciplined Growth VIP Fund	$1,246,626
Guardian Integrated Research VIP Fund	$870,210
Guardian Diversified Research VIP Fund	$393,889
Guardian Large Cap Disciplined Value VIP Fund	$447,095
Guardian Growth & Income VIP Fund	$401,152
Guardian Mid Cap Traditional Growth VIP Fund	$250,669
Guardian Mid Cap Relative Value VIP Fund	$487,741
Guardian International Growth VIP Fund	$301,910
Guardian International Equity VIP Fund	$854,675
Guardian Core Plus Fixed Income VIP Fund	$713,300
Guardian Global Utilities VIP Fund	$178,926
Guardian Multi-Sector Bond VIP Fund	$655,500
Guardian U.S. Government Securities VIP Fund	$575,963
Guardian Total Return Bond VIP Fund	$743,840
Guardian Small Cap Core VIP Fund	$677,957
Guardian All Cap Core VIP Fund(1)	$302,030
Guardian Select Mid Cap Core VIP Fund(1)	$586,049
Guardian Small-Mid Cap Core VIP Fund(1)	$792,219
Guardian Strategic Large Cap Core VIP Fund(1)	$758,536
Guardian Balanced Allocation VIP Fund(2)	$376,680

(1) This Fund commenced operations on October 25, 2021.

(2) This Fund commenced operations on May 2, 2022.

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The following table shows the total expenses incurred by the Distributor for the costs of promotion and distribution with respect to shares of each Fund (except Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund) for the fiscal year ended December 31, 2022.

Fund Name	Total	Compensation to sales personnel	Advertising	Printing and mailing of prospectuses to other than current shareholders	Compensation to broker dealers	Compensation to Underwriters	Other — (Training and supervision)
Guardian Large Cap Fundamental Growth VIP Fund	$1,159,844	$-	$3,227	$-	$847,722	$308,732	$164
Guardian Large Cap Disciplined Growth VIP Fund	$2,522,241	$-	$5,756	$-	$1,965,490	$550,706	$289
Guardian Integrated Research VIP Fund	$1,465,507	$-	$3,990	$-	$1,078,039	$383,243	$235
Guardian Diversified Research VIP Fund	$658,341	$-	$1,819	$-	$482,429	$174,072	$19
Guardian Large Cap Disciplined Value VIP Fund	$538,175	$-	$2,067	$-	$338,296	$197,667	$145
Guardian Growth & Income VIP Fund	$607,789	$-	$1,854	$-	$428,478	$177,378	$79
Guardian Mid Cap Traditional Growth VIP Fund	$297,673	$-	$1,158	$-	$185,689	$110,770	$56
Guardian Mid Cap Relative Value VIP Fund	$658,448	$-	$2,253	$-	$440,504	$215,601	$89
Guardian International Growth VIP Fund	$448,871	$-	$1,394	$-	$313,962	$133,413	$102
Guardian International Equity VIP Fund	$1,445,409	$-	$3,948	$-	$1,063,347	$377,849	$266
Guardian Core Plus Fixed Income VIP Fund	$919,954	$-	$3,295	$-	$601,336	$315,219	$104
Guardian Global Utilities VIP Fund	$327,553	$-	$826	$-	$247,640	$79,056	$31
Guardian Multi-Sector Bond VIP Fund	$1,148,411	$-	$3,027	$-	$855,582	$289,642	$160
Guardian U.S. Government Securities VIP Fund	$977,816	$-	$2,660	$-	$720,516	$254,493	$147
Guardian Total Return Bond VIP Fund	$1,388,606	$-	$3,435	$-	$1,056,338	$328,673	$159
Guardian Small Cap Core VIP Fund	$1,086,490	$-	$3,122	$-	$784,055	$299,178	$135
Guardian All Cap Core VIP Fund	$402,192	$-	$1,365	$-	$268,679	$132,144	$5
Guardian Select Mid Cap Core VIP Fund	$1,294,670	$-	$2,702	$-	$1,033,022	$258,796	$150
Guardian Small Mid-Cap Core VIP Fund	$1,639,243	$-	$3,659	$-	$1,285,326	$350,097	$161
Guardian Strategic Large Cap Core VIP Fund	$1,248,664	$-	$3,503	$-	$909,467	$335,175	$520
Guardian Balanced Allocation VIP Fund(1)	$382,472	$-	$1,687	$-	$216,832	$163,894	$59

(1)    This Fund commenced operations on May 2, 2022.

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Purchases, Redemptions and Exchanges

Purchase of Shares

The Trust’s shares are not sold directly to the general public. Rather, the Trust offers its shares for purchase only to the Separate Accounts. The separate accounts are used to fund Contracts.

Redemption of Shares

The Trust will ordinarily redeem shares of the Trust for cash. Redemptions are effected at the NAV per share next determined after receipt of the redemption request from the separate account owning the shares. Redemption proceeds will be paid within seven days of the receipt of instructions in proper form, or sooner, if required by law. The right to redeem shares or to receive payment with respect to any redemption may be suspended only for a period when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for a period during which trading thereon is restricted because an emergency exists, as defined by the SEC, which makes disposal of a Fund’s securities or determination of the NAV of each Fund not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Fund.

Exchanges Among the Funds

The Trust does not deal directly with Contract owners to effect purchases, redemptions, or exchanges of the Contract owners’ Fund shares. Contract owners should refer to the applicable contract or policy prospectus or the Prospectus for more information.

Fund Transactions and Brokerage

Investment Decisions

Investment decisions for the Trust and for any other investment advisory clients of the Manager, or applicable Subadviser, are made with the aim of obtaining their respective investment goals. Investment decisions are the

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result of many factors, including basic suitability for the particular client involved (including the Trust). Therefore, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse impact on other clients, including a Fund.

Furthermore, there are times when the Manager or a Subadviser may simultaneously purchase or sell the same security for two or more clients. In these instances, transactions in securities will be allocated between the Trust and the Manager’s or Subadviser’s other clients in a manner deemed fair and reasonable by the Manager or Subadviser. If a Fund desires to acquire the same security at the same time as another Manager or Subadviser client, such Fund may not be able to acquire as much of such security as it seeks. This could have an adverse effect on the price or value of the security insofar as a specific Fund is concerned. The Manager or Subadviser may decide to aggregate orders for the same security for more than one client and then allocate purchases or sales in a manner deemed fair and equitable, over time, and consistent with the Manager’s or Subadviser’s written policies and procedures.

Brokerage and Research Services

The Manager and the Subadvisers place orders for the purchase and sale of securities for the Funds. The Manager and each Subadviser has full brokerage discretion. The Manager or Subadviser evaluates the range and quality of a broker’s services in placing trades and may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Manager or Subadviser, a commission which includes payment for both brokerage and research. These payments may be made in accordance with Section 28(e) of the 1934 Act and may be subject to the restrictions of Markets in Financial Instruments Directive (“MiFID II”) as described below. This research is designed to enhance the Manager’s or Subadviser’s own research. Although the research may be useful to the Manager or Subadviser in advising its clients (including the Trust), a Fund may not benefit from all of the research received on each occasion. Under MiFID II, which became effective January 3, 2018, investment managers in the EU providing portfolio management services or investment advice on an independent basis will no longer be able to use soft dollars to pay research as they must now unbundle payments for research from payments for trade execution to pay for research from brokers. As part of their portfolio management or independent investment advice activities, investment managers in the EU will be required to either pay for research out of their own profit or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge. The advisory fees are not reduced by reason of receipt of research services. No brokerage fees were paid to an affiliate of the Manager, including the Distributor (or its affiliates). Each Fund is authorized to participate in a commission recapture program with respect to transactions in equity securities. Under the program, the Manager has instructed the relevant Subadviser to (or the Manager itself may) direct a Fund’s brokerage transactions in equity securities, subject to the Subadviser’s (or the Manager’s) best execution obligations, to a broker-dealer that has agreed to rebate a portion of commissions earned on the Fund’s portfolio transactions to the particular Fund from which they were generated.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the fiscal year (or period, as noted) ended December 31, 2022.

	Total Brokerage	Total Amount of	Total Soft Dollar
Fund	Commissions	Transactions(1)	Commissions(2)
Guardian Large Cap Fundamental Growth VIP Fund	$22,646	$11,661,979	$13,814
Guardian Large Cap Disciplined Growth VIP Fund	$55,566	$306,520,523	$10,773
Guardian Integrated Research VIP Fund	$31,409	$84,270,726	$3,284
Guardian Diversified Research VIP Fund	$65,824	$24,970,164	$25,868
Guardian Large Cap Disciplined Value VIP Fund	$45,188	$100,779,353	$26,443
Guardian Growth & Income VIP Fund	$16,141	$47,020,947	$6,001
Guardian Mid Cap Traditional Growth VIP Fund	$17,819	$33,819,178	$12,855
Guardian Mid Cap Relative Value VIP Fund	$73,392	$35,633,815	$60,220
Guardian International Growth VIP Fund	$44,528	$-	$-
Guardian International Equity VIP Fund	$414,436	$-	$-
Guardian Core Plus Fixed Income VIP Fund	$7,738	$-	$-
Guardian Global Utilities VIP Fund	$8,424	$32,110,422	$1,528
Guardian Multi-Sector Bond VIP Fund	$52,179	$-	$-
Guardian U.S. Government Securities VIP Fund	$39,117	$-	$-
Guardian Total Return Bond VIP Fund	$52,939	$-	$-
Guardian Small Cap Core VIP Fund	$243,501	$26,410,095	$146,097
Guardian All Cap Core VIP Fund	$26,976	$76,081,311	$4,716
Guardian Select Mid Cap Core VIP Fund	$142,760	$244,392,069	$18,961
Guardian Small-Mid Cap Core VIP Fund	$179,526	$66,145,993	$160,285
Guardian Strategic Large Cap Core VIP Fund	$31,041	$126,416,300	$12,850
Guardian Equity Income VIP Fund(3)	$34,281	$70,571,502	$3,832
Guardian Balanced Allocation VIP Fund(3)	$37,652	$82,883,477	$4,023
Guardian Core Fixed Income VIP Fund(3)	$57,795	$-	$-
Guardian Short Duration Bond VIP Fund(3)	$31,260	$-	$-

(1) Total amount of transactions where commissions paid to brokers that provided research services.

(2) Directed brokerage for research services.

(3) This Fund commenced operations on May 2, 2022.

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The following table provides the dollar amount of brokerage commissions paid by the Funds for the fiscal year (or period, as noted) ended December 31, 2021. Guardian Balanced Allocation VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund, and Guardian Short Duration Bond VIP Fund each commenced operations on May 2, 2022. These Funds paid no brokerage commissions during fiscal year 2021.

	Total Brokerage	Total Amount of	Total Soft Dollar
Fund	Commissions	Transactions(1)	Commissions(2)
Guardian Large Cap Fundamental Growth VIP Fund	$26,811	$16,447,703	$12,394
Guardian Large Cap Disciplined Growth VIP Fund	$49,889	$347,623,838	$9,328
Guardian Integrated Research VIP Fund	$33,985	$34,877,473	$653
Guardian Diversified Research VIP Fund	$81,851	$46,421,997	$30,686
Guardian Large Cap Disciplined Value VIP Fund	$102,848	$162,835,453	$59,772
Guardian Growth & Income VIP Fund	$16,061	$42,273,012	$6,127
Guardian Mid Cap Traditional Growth VIP Fund	$15,795	$34,999,660	$10,603
Guardian Mid Cap Relative Value VIP Fund	$100,420	$23,742,479	$63,890
Guardian International Growth VIP Fund	$40,266	$-	$-
Guardian International Equity VIP Fund	$243,691	$48,909,350	$80,480
Guardian Core Plus Fixed Income VIP Fund	$10,402	$-	$-
Guardian Global Utilities VIP Fund	$19,099	$39,044,050	$2,722
Guardian Multi-Sector Bond VIP Fund	$51,761	$-	$-
Guardian U.S. Government Securities VIP Fund	$40,434	$-	$-
Guardian Total Return Bond VIP Fund	$55,660	$-	$-
Guardian Small Cap Core VIP Fund	$236,805	$25,232,683	$93,595
Guardian All Cap Core VIP Fund(3)	$2,466	$2,610,977	$107
Guardian Select Mid Cap Core VIP Fund(3)	$89,990	$49,354,328	$3,426
Guardian Small-Mid Cap Core VIP Fund(3)	$114,971	$82,637,533	$44,689
Guardian Strategic Large Cap Core VIP Fund(3)	$35,559	$5,142,773	$254

(1) Total amount of transactions where commissions paid to brokers that provided research services.

(2) Directed brokerage for research services.

(3) This Fund commenced operations on October 25, 2021.

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The following table provides the dollar amount of brokerage commissions paid by the Funds for the fiscal year ended December 31, 2020. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund and Guardian Strategic Large Cap Core VIP Fund each commenced operations on October 25, 2021. Guardian Balanced Allocation VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund each commenced operations on May 2, 2022. These Funds paid no brokerage commissions during fiscal year 2020.

Fund	Total Brokerage Commissions	Total Amount of Transaction(1)	Total Soft Dollar Commission(2)
Guardian Large Cap Fundamental Growth VIP Fund	$35,893	$16,271,964	$23,473
Guardian Large Cap Disciplined Growth VIP Fund	$58,016	$324,909,588	$10,455
Guardian Integrated Research VIP Fund	$4,788	$2,347,617	$1,517
Guardian Diversified Research VIP Fund	$124,772	$40,311,578	$41,932
Guardian Large Cap Disciplined Value VIP Fund	$124,193	$149,496,177	$62,160
Guardian Growth & Income VIP Fund	$20,812	$10,295	$10,336
Guardian Mid Cap Traditional Growth VIP Fund	$17,706	$22,691,849	$10,650
Guardian Mid Cap Relative Value VIP Fund	$157,646	$41,608,593	$96,027
Guardian International Growth VIP Fund	$45,086	$-	$-
Guardian International Equity VIP Fund	$111,450	$89,645,599	$81,588
Guardian Core Plus Fixed Income VIP Fund	$7,051	$-	$-
Guardian Global Utilities VIP Fund	$24,513	$49,739,608	$4,553
Guardian Multi-Sector Bond VIP Fund	$76,851	$-	$-
Guardian U.S. Government Securities VIP Fund	$45,986	$-	$-
Guardian Total Return Bond VIP Fund	$59,839	$-	$-
Guardian Small Cap Core VIP Fund	$260,399	$46,975,779	$125,478

(1)	Total amount of transactions where commissions paid to brokers that provided research services.

(2)	Directed brokerage for research services.

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Securities of Regular Brokers or Dealers

As of December 31, 2022, the following Funds held securities of their regular brokers or dealers (as defined in the 1940 Act) or of their parent companies:

		Value as of
Fund Name	Broker or Dealer	December 31, 2022
Guardian Small Cap Core VIP Fund	National Financial Services LLC	$2,726,136
Guardian Multi-Sector Bond VIP Fund	Goldman Sachs & Co. LLC	$933,330
Guardian U.S. Government Securities VIP Fund	Goldman Sachs & Co. LLC	$3,047,171
Guardian Total Return Bond VIP Fund	Goldman Sachs & Co. LLC	$1,119,996
Guardian All Cap Core VIP Fund	J.P. Morgan Securities LLC	$2,588,935
Guardian All Cap Core VIP Fund	Morgan Stanley & Co. LLC	$1,206,094
Guardian Small-Mid Cap Core VIP Fund	Raymond James & Associates, Inc.	$2,113,814
Guardian Strategic Large Cap Core VIP Fund	J.P. Morgan Securities LLC	$5,370,035
Guardian Balanced Allocation VIP Fund	BofA Securities, Inc.	$224,645
Guardian Balanced Allocation VIP Fund	Citigroup Global Markets Inc.	$175,085
Guardian Balanced Allocation VIP Fund	Credit Suisse Securities (USA) LLC	$185,821
Guardian Balanced Allocation VIP Fund	Goldman Sachs & Co. LLC	$2,496,512
Guardian Balanced Allocation VIP Fund	J.P. Morgan Securities LLC	$490,538
Guardian Balanced Allocation VIP Fund	Morgan Stanley & Co. LLC	$1,717,954
Guardian Balanced Allocation VIP Fund	UBS Securities LLC	$194,597
Guardian Equity Income VIP Fund	Goldman Sachs & Co. LLC	$1,429,148
Guardian Equity Income VIP Fund	J.P. Morgan Securities LLC	$3,406,945
Guardian Equity Income VIP Fund	Morgan Stanley & Co. LLC	$3,195,052
Guardian Core Fixed Income VIP Fund	Goldman Sachs & Co. LLC	$2,053,326
Guardian Large Cap Disciplined Growth VIP Fund	Morgan Stanley & Co. LLC	$4,668,448
Guardian Integrated Research VIP Fund	BofA Securities, Inc.	$6,100,969
Guardian Integrated Research VIP Fund	J.P. Morgan Securities LLC	$8,510,522
Guardian Integrated Research VIP Fund	Morgan Stanley & Co. LLC	$6,101,035
Guardian Diversified Research VIP Fund	BofA Securities, Inc.	$1,311,652
Guardian Diversified Research VIP Fund	Citigroup Global Markets Inc.	$1,942,764
Guardian Diversified Research VIP Fund	Goldman Sachs & Co. LLC	$2,220,982
Guardian Large Cap Disciplined Value VIP Fund	BofA Securities, Inc.	$2,498,506
Guardian Large Cap Disciplined Value VIP Fund	Goldman Sachs & Co. LLC	$2,186,644
Guardian Large Cap Disciplined Value VIP Fund	J.P. Morgan Securities LLC	$5,578,024
Guardian Growth & Income VIP Fund	Goldman Sachs & Co. LLC	$2,123,462
Guardian Growth & Income VIP Fund	J.P. Morgan Securities LLC	$5,688,656
Guardian Core Plus Fixed Income VIP Fund	BofA Securities, Inc.	$3,507,979

As of the same date, any Fund not listed above did not hold securities of its regular brokers or dealers or their parents.

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of the value of sales or purchases of Fund securities for the fiscal year by the monthly average of the value of the Fund securities owned by the Fund during the fiscal year. Securities with maturities, at acquisition, of one year or less are excluded from this calculation.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions and trading opportunities. A Fund cannot predict its turnover rate, but the rate will be higher when the Fund must significantly change its Fund to adopt a temporary position or use a temporary alternative strategy in order to respond to economic or market events. High portfolio turnover may result in increased brokerage commissions. All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance.

Each Fund (other than Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, Guardian U.S. Government Securities VIP Fund, Guardian All Cap Core VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Equity Income VIP Fund, Guardian Core Fixed Income VIP Fund and Guardian Short Duration Bond VIP Fund) commenced operations on September 1, 2016. Guardian Small Cap Core VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian U.S. Government Securities VIP Fund, and Guardian Total Return Bond VIP Fund commenced operations on October 21, 2019. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund and Guardian Strategic Large Cap Core VIP Fund commenced operations on October 25, 2021. Guardian Balanced Allocation VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund commenced operations on May 2, 2022.

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Disclosure of Fund Holdings

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Funds’ non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Board has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer (or his or her designee) or, where appropriate, a member of the Manager’s senior management (each, an “Authorized Person”), only if the Trust’s Chief Compliance Officer or an Authorized Person determines that disclosure of a Fund’s portfolio holdings to a third party is in the best interests of the Fund’s shareholders. Portfolio holdings information may be disclosed if required by applicable law or requested by any governmental authority. The Manager also may confirm to the issuer of a security that a Fund currently holds such security.

Neither the Manager nor the Funds will receive compensation (or any consideration) in connection with the disclosure of Fund portfolio holdings.

Each Fund’s quarterly portfolio holdings for the last fiscal year will be publicly accessible on the Funds’ website.  These holdings include those in the shareholder reports, which would cover the second and fourth fiscal quarters, and also include holdings for the first and third fiscal quarters.  Shareholder reports and quarterly holdings are posted within 60 days of the close of the relevant period. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on Funds’ website in such scope and form and with such frequency as the Manager may reasonably determine. In addition, each Fund may disclose its top ten securities holdings (which may be presented as part of each Fund’s statistical summaries, web pages, advertising material, or commentaries by the Fund’s investment team (which also may disclose the identity of a single or small number of specific securities held by the Fund that may not be among the top 10 securities holdings)) as of each quarter’s end, no sooner than ten days after the last day of each calendar quarter.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of: (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on the Funds’ website (assuming that the Fund discloses in its Prospectus that such information is available on Funds’ website); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if the Trust’s Chief Compliance Officer or an Authorized Person determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving such information, or any representatives of such third party receiving such information, will be required to agree in writing to keep such information confidential and use it for an agreed upon legitimate business purpose. Legal counsel for the Manager will review any confidentiality agreement entered into with a third party receiving non-public portfolio holdings. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including the Funds’ Advisers and their affiliates and the Funds’ custodian, administrator, sub-administrator and accounting services provider, independent registered public accounting firm, financial printer, and proxy voting service provider.

State Street, in addition to the Manager and each Subadviser, has an agreement with the Trust or the Manager under which it may receive or have access to non-public Fund holdings information.

Net Asset Value

Shares in each of the Funds are offered and are redeemed at a price equal to their respective NAV per share. Each Fund calculates the NAV of its share classes by dividing the value of a Fund’s net assets by the number of shares outstanding on that day.

The Funds calculate their NAVs at the close of regular trading on the New York Stock Exchange (the “Exchange” or “NYSE”) (generally 4:00 pm Eastern time) every day the Exchange is open. Shares will not be priced on days that

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the Exchange is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. These securities are valued at the last reported sale price on the principal exchange (e.g., NYSE) or market on which they are traded. If no sales are reported, these securities are valued at the mean between the closing bid and asked prices. Securities listed on NASDAQ will generally be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If the NASDAQ Official Closing Price is not available for a security, that security will typically be valued at the mean between the closing bid and ask prices.

Debt securities for which quoted bid prices are readily available are valued by an approved independent pricing service at the bid price. Debt securities for which quoted bid prices are not available will be valued by an approved independent pricing service at an evaluated bid price. For debt securities not priced by an approved independent pricing service, the securities will be valued at the bid price provided by an independent broker-dealer, or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer, or may be “fair valued” on accordance with the procedures below. Money market securities are generally valued at amortized cost when such value is determined to approximate the fair value of the security. If the Manager or a Subadviser determines that the amortized cost does not approximate the fair value of the security, they may recommend to the Manager’s Fair Valuation Committee an override of the amortized cost and a proposed methodology for determining the fair value of the security.

The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with methodologies and procedures adopted by the Board and valuation policy and procedures adopted by the Manager (collectively, the “Valuation Procedures”). Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. The Valuation Procedures establish methodologies for the valuation of the Funds’ portfolio securities and delegates the day-to-day responsibility for fair value determinations to the Manager as valuation designee. The Manager has established a Fair Valuation Committee. Determinations of the Fair Valuation Committee are subject to Board oversight. Although the Valuation Procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction between market participants at the measurement date, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

The Valuation Procedures permit a Fund to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Valuation Procedures in the Prospectus and the shareholder reports, nor the above information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectus, the shareholder reports and above may not represent the specific means by which a Fund’s investments are valued on any particular business day.

Taxation

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Fund by the Separate Accounts for the purpose of funding variable insurance policies. It is not intended to be, and should not be considered to be, legal or tax advice to any potential purchaser or acquirer of Fund shares. Unless otherwise stated, this summary addresses only matters relating to the status of each Fund as a disregarded entity for U.S. federal income tax purposes under the Code as well as the application of the diversification rules under section 817(h) of the Code. It does not address any other U.S. federal, state, local or foreign tax consequences either affecting the Funds or holders of Fund shares arising as a result of an investment in the Funds. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) as well as the administrative and judicial interpretations

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thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Fund.

It should be noted that a life insurance company, and not the owners of life or annuity insurance contracts, may only be a shareholder of any Fund. The U.S. federal income tax treatment of owners of life or annuity insurance contracts is addressed separately in materials provided by insurance companies in connection with the offering of such insurance contracts. As such, the following summary may be relevant to a life insurance company’s investment in Fund shares but does not address the general U.S. federal income tax considerations regarding an investment in Fund shares held in a life insurance company’s general or separate accounts.

Each Fund is classified as a disregarded entity for U.S. federal income tax purposes. Each Fund is not subject to an entity-level income tax and any income, gains, losses, deductions, and credits of the Fund are instead taken into account by GIAC (including the Separate Accounts that invest in the Fund) without regard to whether GIAC has received or will receive any corresponding distributions from the Fund. It is expected that a variable annuity or variable life insurance policy owner would not be affected by a Fund’s classification as a disregarded entity for U.S. federal income tax purposes.

If a Fund or an insurance company directly or indirectly owns 10% or more of the total combined voting power or value of all classes of stock of a foreign corporation, an insurance company holder of the Fund’s shares would be considered a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a non-U.S. corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. As a U.S. Shareholder, an affected insurance company would be required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the non-U.S. corporation has been a CFC for at least thirty uninterrupted days in its taxable year. Subpart F income generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is characterized as ordinary income for U.S. federal income tax purposes, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a taxable year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, net losses incurred by a CFC during a taxable year generally cannot be carried forward by the CFC to offset gains realized by the CFC in subsequent taxable years.

If a Fund acquires an equity interest in a passive foreign investment company (“PFIC”) there may be tax consequences to an insurance company holding such Fund’s shares. PFICs are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, an insurance company could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. An election may be available that would ameliorate these adverse tax consequences, but such election (known as the “qualified electing fund” (“QEF”) election) would require the insurance company to include its share of the PFIC’s income and net capital gains annually, regardless of whether the Fund receives any distribution from the PFIC. There can be no assurance that a PFIC in which a Fund holds an interest will provide the information necessary to permit a QEF election to be made. Shareholders of a Fund that invests in a CFC or a PFIC may be subject to special reporting and filing requirements in respect of their indirect investment in such entities. Shareholders should consult their tax advisors in this regard.

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Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are characterized as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options and similar financial instruments gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally characterized as ordinary gain or loss.

A Fund may engage in transactions or make investments that would subject the Fund, its shareholders, and/or its “material advisors,” as defined in Section 301.6112-1(c)(1) of the Treasury Regulations, to special rules requiring such transactions or investments by the Fund or investments in the Fund to be reported and/or otherwise disclosed to the IRS, including to the IRS’ Office of Tax Shelter Analysis (the “Tax Shelter Rules”). A transaction may be subject to reporting or disclosure if it is described in any of several categories of “reportable transactions”, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds or that are offered under conditions of confidentiality. Although each Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that a Fund will not engage in transactions that trigger the Tax Shelter Rules. In addition, a shareholder may have disclosure obligations with respect to its shares in a Fund if the shareholder (or the Fund in certain cases) participates in a reportable transaction.

Each Fund also intends to comply with Treasury Regulations promulgated under Section 817(h) of the Code that apply to certain investment companies underlying variable contracts. Under Section 817(h) of the Code, if the investments of a segregated asset account, such as the Separate Accounts, are “adequately diversified,” and certain other requirements are met, a holder of a variable contract supported by the segregated asset account generally will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the variable contract. In determining whether a segregated asset account is “adequately diversified,” the Treasury Regulations promulgated under Section 817(h) of the Code provide a “look-through rule” with respect to a segregated asset account’s investments in certain investment companies, such as the Funds, provided certain conditions are satisfied by such investment companies. In order to obtain the benefits afforded by this look-through rule, each Fund is required to limit its ownership of Fund shares to (i) insurance companies whose separate accounts invest in the Fund for purposes of funding variable annuity and variable life insurance contracts, (ii) trustees of qualified pension and retirement plans and (iii) other funds having similar shareholders. As such, an investment made by GIAC (including the Separate Accounts) in the shares of a Fund will cause GIAC to be treated as if it owns (as a separate investment) its proportionate share of each asset of the Fund for purposes of satisfying its own diversification requirements under Section 817(h) of the Code, provided that the Fund continues to be classified as a disregarded entity for U.S. federal income tax purposes. In satisfying these diversification requirements, each Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government. As such, it is possible that, in order to comply with these diversification requirements, less desirable investment decisions may need to be made which could affect the investment performance of a Fund.

Failure by a Fund to satisfy the diversification requirements or to satisfy the look-through rule provided under Section 817(h) of the Code could cause affected variable contracts to lose their favorable tax status, and could require a variable contract holder to include any income accrued under the variable contracts currently as ordinary income for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the diversification requirements under Section 817(h) of the Code may be corrected; however, such a correction would require a payment to be made to the IRS. Any such failure could also result in adverse tax consequences for the insurance company issuing the variable contracts.

103

Furthermore, in order for a variable life insurance policy or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the variable life insurance policy or variable life contract must be considered to be owned by the insurance company and not by the variable contract owner. Under current U.S. tax law, if a variable contract owner has excessive control over the investments made by a separate account, or the underlying fund, the variable contract owner will be taxed currently on income and gains from the separate account or fund. In other words, in such a case of “investor control” the variable contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the variable contract or the relationship between the variable contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the variable contract offers access to funds that are available to the general public, the number of transfers that a variable contract owner may make from one investment option to another, and the degree to which a variable contract owner may select or control particular investments.

The second way that impermissible investor control might exist concerns a variable contract owner’s actions. Under various IRS pronouncements, a variable contract owner may not select or control particular investments, other than choosing among broad investment choices, such as selecting a particular Fund. A variable contract owner may not select or direct the purchase or sale of a particular investment of a Fund. All investment decisions concerning the Funds must be made by the Subadviser for such Fund, in its sole and absolute discretion, and not by the variable contract owner. Furthermore, under these IRS pronouncements, a variable contract owner may not communicate directly or indirectly with such a Subadviser or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Fund.

The above discussion only addresses some of the factors that the IRS considers in determining whether a variable contract holder has an impermissible level of investor control over a separate account. Variable contract holders should consult the insurance companies issuing their variable contracts and their own tax advisors, as well as the prospectus relating to their particular variable contract, for further information concerning this investor control issue. Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to cause variable contract owners to be subject to tax currently on their share of a Fund’s income and gains such that variable contract owners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the Funds and other variable contracts.

Dividend income from U.S. sources received by a Fund will be income potentially eligible for the dividends received deduction by the insurance company owner of the Fund, and a Fund incurring foreign taxes will pass through to its insurance company owner potentially allowable foreign tax credits. The benefits, which may be material, of these deductions and credits will inure only to the insurance company that issued the variable contract and will not be shared with the contract holders.

Contract Owners

The foregoing discussion does not address the tax consequences to Contract owners of an investment in a Contract. Contract owners investing in a Fund through an insurance company separate account, such as the Separate Accounts, are urged to consult with their own tax advisors for more information regarding the U.S. federal income tax consequences to them of an investment in a Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information concerning the federal income tax consequences to the Contract owner, such Contract owner should consult the prospectus for the particular Contract.

104

Other Information

Capitalization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value. The Board may establish additional series (with different investment goals and fundamental policies) or classes of shares at any time in the future. When issued, all shares are fully paid, redeemable, transferable, and non-assessable by the Trust. Shares issued by a series of the Trust generally represent an equal proportionate interest in the assets, liabilities, income and expenses of the Trust and/or series, as applicable.  Unless the Trustees decide otherwise in their sole discretion, shareholders have no preemptive or other similar rights to subscribe to any additional shares or other securities issued by the Trust, whether of the same or of another series.

Pursuant to the Trust’s Declaration of Trust dated March 10, 2016, the Trustees have the authority to provide from time to time that shareholders shall have the right to convert or exchange such shares for or into shares of one or more other series or for interests in one or more other trusts, corporations, or other business entities (or a series of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees from time to time.  Please refer to the section of the SAI “Exchanges Among the Funds” for more information. In addition, the Trustees may from time to time declare and pay dividends or other distributions with respect to any series, the amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust property is in the discretion of the Trustees.  Please refer to the section of the Prospectus “Dividends and Distributions” for more information.

Subject to the distinctions permitted by the Trustees consistent with the requirements of the 1940 Act or as otherwise provided in the instrument designating and establishing any series, each share of the Trust (or series, as applicable) shall represent an equal beneficial interest in the net assets of the Trust (or such series), and each holder of shares of the Trust (or a series) shall be entitled to receive such holder’s pro rata share of distributions of income and capital gains, if any, made with respect thereto. Upon redemption of the shares of any series or upon the liquidation and termination of a series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust.  Upon the requisite action to dissolve any one or more series and in accordance with the terms of the Declaration of Trust (which provides that a series may be dissolved at any time by the Trustees by written notice to the shareholders), the Trust will generally distribute the proceeds to the shareholders of the series involved ratably according to the number of shares of such series held by the shareholders of such series.

Except as otherwise provided in the Declaration of Trust, the Trustees have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay pursuant to terms of the Declaration of Trust or by way of subscription for any shares or otherwise.

The foregoing is a summary and the Declaration of Trust sets forth additional terms relating to the capitalization of the Trust.  The Declaration of Trust is filed with the SEC (and available at www.sec.gov) as an exhibit to the Trust’s registration statement.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. As further provided in the Declaration of Trust, each shareholder of the Trust and of each series shall have the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the Delaware General Corporation Law. Therefore, the Trust anticipates that shareholders generally will not be subject to personal liability for Trust or series obligations. The Trust also anticipates that the risk that a shareholder will incur personal liability for such obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Declaration of Trust.

The Declaration of Trust provides that the Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Delaware Statutory Trust Act.  The Declaration of Trust further provides that no Trustee shall be liable to the Trust, its shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, gross negligence, or reckless disregard of his duties as a Trustee and that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser, administrator or principal underwriter of the Trust.

The foregoing is a summary and the Declaration of Trust includes additional provisions relating to shareholder and Trustee liability (as well as the liability of officers of the Trust).  The Declaration of Trust is filed with the SEC (and available at www.sec.gov) as an exhibit to the Trust’s registration statement.

Control Persons and Principal Shareholders

The Funds are only available as an underlying investment fund for the Contracts. Accordingly, the applicable Separate Accounts that own Shares of the Funds could be deemed to control the voting securities of the Funds (i.e., by owning more than 25%). However, GIAC exercises voting rights attributable to any shares of the Funds owned by it (directly or indirectly) in accordance with voting instructions received by Contract owners.

105

Control Persons and Principal Holders

As of March 31, 2023, to the Funds’ knowledge, the shareholders who owned of record 5% or more of the outstanding shares of any class of any Fund were as set forth in the following table.

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
Guardian Small Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BJ 10 HUDSON YARDS NEW YORK, NY 10001	43.29%
Guardian Small Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 4AB 10 HUDSON YARDS NEW YORK, NY 10001	31.18%
Guardian Small Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 4AL 10 HUDSON YARDS NEW YORK, NY 10001	15.71%
Guardian Small Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE '12 - 0LJ 10 HUDSON YARDS NEW YORK, NY 10001	6.82%
Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2AB 10 HUDSON YARDS NEW YORK, NY 10001	45.67%
Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BF 10 HUDSON YARDS NEW YORK, NY 10001	24.69%
Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2AL 10 HUDSON YARDS NEW YORK, NY 10001	23.89%
Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE '12 - 0LF 10 HUDSON YARDS NEW YORK, NY 10001	5.74%
Guardian Multi-Sector Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0DB 10 HUDSON YARDS NEW YORK, NY 10001	42.23%
Guardian Multi-Sector Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BH 10 HUDSON YARDS NEW YORK, NY 10001	29.88%
Guardian Multi-Sector Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0DL 10 HUDSON YARDS NEW YORK, NY 10001	23.61%
Guardian U.S. Government Securities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0AB 10 HUDSON YARDS NEW YORK, NY 10001	38.86%
Guardian U.S. Government Securities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BA 10 HUDSON YARDS NEW YORK, NY 10001	33.49%
Guardian U.S. Government Securities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0AL 10 HUDSON YARDS NEW YORK, NY 10001	20.66%
Guardian U.S. Government Securities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE '12 - 0LA 10 HUDSON YARDS NEW YORK, NY 10001	5.48%

106

Guardian Total Return Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0SB 10 HUDSON YARDS NEW YORK, NY 10001	57.44%
Guardian Total Return Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0SL 10 HUDSON YARDS NEW YORK, NY 10001	28.50%
Guardian Total Return Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BD 10 HUDSON YARDS NEW YORK, NY 10001	12.84%
Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A D - 4DJ 10 HUDSON YARDS NEW YORK, NY 10001	24.51%
Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A B - B14 10 HUDSON YARDS NEW YORK, NY 10001	22.80%
Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A A - 4AH 10 HUDSON YARDS NEW YORK, NY 10001	20.44%
Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A E - 0EJ 10 HUDSON YARDS NEW YORK, NY 10001	8.66%
Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QA 10 HUDSON YARDS NEW YORK, NY 10001	8.04%
Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A K - 080 10 HUDSON YARDS NEW YORK, NY 10001	7.46%
Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: SS/A R GIAB - 0RD 10 HUDSON YARDS NEW YORK, NY 10001	5.75%
Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0FB 10 HUDSON YARDS NEW YORK, NY 10001	34.89%
Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QC 10 HUDSON YARDS NEW YORK, NY 10001	20.56%
Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2EL 10 HUDSON YARDS NEW YORK, NY 10001	18.04%
Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R GIAB - 0RE 10 HUDSON YARDS NEW YORK, NY 10001	13.66%
Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R SVA BSHARE-4Z5 10 HUDSON YARDS NEW YORK, NY 10001	8.46%
Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0QB 10 HUDSON YARDS NEW YORK, NY 10001	49.38%

107

Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2FL 10 HUDSON YARDS NEW YORK, NY 10001	26.00%
Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BK 10 HUDSON YARDS NEW YORK, NY 10001	9.37%
Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QE 10 HUDSON YARDS NEW YORK, NY 10001	8.89%
Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2EB 10 HUDSON YARDS NEW YORK, NY 10001	37.17%
Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE '12 - 0BP 10 HUDSON YARDS NEW YORK, NY 10001	27.34%
Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2QL 10 HUDSON YARDS NEW YORK, NY 10001	20.28%
Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R SVA B SHARE - 4Z4 10 HUDSON YARDS NEW YORK, NY 10001	7.49%
Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A D - 4DK 10 HUDSON YARDS NEW YORK, NY 10001	50.99%
Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A E - 0EK 10 HUDSON YARDS NEW YORK, NY 10001	17.30%
Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A B - B15 10 HUDSON YARDS NEW YORK, NY 10001	9.73%
Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A A - 4AJ 10 HUDSON YARDS NEW YORK, NY 10001	8.85%
Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A K - 082 10 HUDSON YARDS NEW YORK, NY 10001	5.35%
Guardian Equity Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A E - 0EG 10 HUDSON YARDS NEW YORK, NY 10001	28.95%
Guardian Equity Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QG 10 HUDSON YARDS NEW YORK, NY 10001	26.34%
Guardian Equity Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R GIAB - 0RK 10 HUDSON YARDS NEW YORK, NY 10001	15.72%
Guardian Equity Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: D - 4DG 10 HUDSON YARDS NEW YORK, NY 10001	13.44%

108

Guardian Equity Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A N - 341 10 HUDSON YARDS NEW YORK, NY 10001	8.86%
Guardian Core Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 4EB 10 HUDSON YARDS NEW YORK, NY 10001	24.66%
Guardian Core Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QH 10 HUDSON YARDS NEW YORK, NY 10001	17.82%
Guardian Core Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BSHARE2012-0BT 10 HUDSON YARDS NEW YORK, NY 10001	17.54%
Guardian Core Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 4EL 10 HUDSON YARDS NEW YORK, NY 10001	13.12%
Guardian Core Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R GIAB - 0RR 10 HUDSON YARDS NEW YORK, NY 10001	11.15%
Guardian Short Duration Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 47B 10 HUDSON YARDS NEW YORK, NY 10001	37.53%
Guardian Short Duration Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BSHARE2012-0BR 10 HUDSON YARDS NEW YORK, NY 10001	31.85%
Guardian Short Duration Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 47L 10 HUDSON YARDS NEW YORK, NY 10001	20.07%

109

Guardian Short Duration Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R LSHARE2012-0LL 10 HUDSON YARDS NEW YORK, NY 10001	5.32%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2UB 10 HUDSON YARDS NEW YORK, NY 10001	27.66%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B0 10 HUDSON YARDS NEW YORK, NY 10001	22.95%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 257 10 HUDSON YARDS NEW YORK, NY 10001	17.83%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2UL 10 HUDSON YARDS NEW YORK, NY 10001	13.99%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BASE - 2RA 10 HUDSON YARDS NEW YORK, NY 10001	11.45%
Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B3 10 HUDSON YARDS NEW YORK, NY 10001	37.48%
Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2WB 10 HUDSON YARDS NEW YORK, NY 10001	34.98%
Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2WL 10 HUDSON YARDS NEW YORK, NY 10001	17.72%
Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L3 10 HUDSON YARDS NEW YORK, NY 10001	5.69%

110

Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE 0EB 10 HUDSON YARDS NEW YORK, NY 10001	33.78%
Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B4 10 HUDSON YARDS NEW YORK, NY 10001	33.64%
Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2RL 10 HUDSON YARDS NEW YORK, NY 10001	16.91%
Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R SVA B-2Z3 10 HUDSON YARDS NEW YORK, NY 10001	7.09%
Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L4 10 HUDSON YARDS NEW YORK, NY 10001	6.06%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B1 10 HUDSON YARDS NEW YORK, NY 10001	43.43%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0UB 10 HUDSON YARDS NEW YORK, NY 10001	26.80%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0UL 10 HUDSON YARDS NEW YORK, NY 10001	11.40%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 230 10 HUDSON YARDS NEW YORK, NY 10001	7.33%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L1 10 HUDSON YARDS NEW YORK, NY 10001	5.98%

111

Guardian Large Cap Disciplined Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B2 10 HUDSON YARDS NEW YORK, NY 10001	84.08%
Guardian Large Cap Disciplined Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L2 10 HUDSON YARDS NEW YORK, NY 10001	13.27%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B3 10 HUDSON YARDS NEW YORK, NY 10001	45.43%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0VB 10 HUDSON YARDS NEW YORK, NY 10001	29.78%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0VL 10 HUDSON YARDS NEW YORK, NY 10001	12.56%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L3 10 HUDSON YARDS NEW YORK, NY 10001	6.57%
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B5 10 HUDSON YARDS NEW YORK, NY 10001	68.18%
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 44B 10 HUDSON YARDS NEW YORK, NY 10001	13.61%
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L5 10 HUDSON YARDS NEW YORK, NY 10001	10.50%
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 44L 10 HUDSON YARDS NEW YORK, NY 10001	5.85%

112

Guardian Mid Cap Traditional Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B6 10 HUDSON YARDS NEW YORK, NY 10001	86.23%
Guardian Mid Cap Traditional Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L6 10 HUDSON YARDS NEW YORK, NY 10001	13.43%
Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2NB 10 HUDSON YARDS NEW YORK, NY 10001	38.95%
Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B9 10 HUDSON YARDS NEW YORK, NY 10001	32.90%
Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2NL 10 HUDSON YARDS NEW YORK, NY 10001	20.77%
Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L9 10 HUDSON YARDS NEW YORK, NY 10001	5.35%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B7 10 HUDSON YARDS NEW YORK, NY 10001	46.57%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0WB 10 HUDSON YARDS NEW YORK, NY 10001	30.23%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0WL 10 HUDSON YARDS NEW YORK, NY 10001	12.68%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L7 10 HUDSON YARDS NEW YORK, NY 10001	7.31%

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Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B0 10 HUDSON YARDS NEW YORK, NY 10001	75.91%
Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L0 10 HUDSON YARDS NEW YORK, NY 10001	12.57%
Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0HB 10 HUDSON YARDS NEW YORK, NY 10001	7.81%

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Voting Rights

In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in a fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in accordance with voting instructions received, and will votes shares or other voting interests not received in proportion to the voting instructions received by all separate accounts. The effect of proportional voting is that if a large number of variable contract owners do not provide the insurance company voting instructions, a small number of variable contract owners may determine the outcome of the vote.

The Trust is not required (and has no current intention) to hold annual meetings of shareholders, but a shareholder meeting may be called by the Chairman or Trustees at any time.  Shareholder meetings will be called when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote or required under applicable Delaware law or federal law, including the 1940 Act.  Shares may be voted in person or by proxy or in any manner provided for in the Trust’s By-laws or as determined by the Trustees.

The Declaration of Trust provides that the shareholders shall have power to vote only: (i) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof) and (ii) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or as a result of the filing of any registration of the Trust or series as an investment company under the 1940 Act with the SEC (or any successor agency) or as the Trustees may consider necessary or desirable.  For example, under the Declaration of Trust, any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two thirds (2/3) of the shares.  The Declaration of Trusts states that there shall be no cumulative voting in the election of Trustees and a plurality shall elect a Trustee.

Subject to the Declaration of Trust, the Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust and shareholders have the right to vote: (i) on any amendment which would affect their right to vote on certain matters (as set forth in the Declaration of Trust), (ii) on any amendment to the amendment provision of the Declaration of Trust, (iii) on any amendment for which such vote is required by the 1940 Act and (iv) on any amendment submitted to them by the Trustees. The Trustees may without shareholder vote, restate or amend or otherwise supplement the By-laws and the Certificate of Trust as the Trustees deem necessary or desirable.

The Declaration of Trust provides that, on each matter submitted to a vote of shareholders, unless the Trustees determine otherwise, all shares of all series vote together as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any series is required by the 1940 Act or other applicable law or is required by attributes applicable to any series, such requirements as to a separate vote by that series shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one series and the interests of each such series in the matter are identical, then the shares of all such affected series shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular series, only the holders of shares of the one or more affected series shall be entitled to vote. Subject to the Declaration of Trust, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

The foregoing is a summary and the Declaration of Trust includes additional provisions relating to shareholder voting rights. The Declaration of Trust is filed with the SEC (and available at www.sec.gov) as an exhibit to the Trust’s registration statement.

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Custodian and Transfer Agent

State Street, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian of the Trust. Under the agreement with the Trust, State Street is permitted to hold assets of the Trust in an account that it maintains. Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash for the Trust in the custody of certain eligible foreign banks and securities depositories.

State Street serves as the transfer agent of the Trust and is compensated by the Trust for transfer agency services pursuant to a Transfer Agency and Service Agreement. State Street provides customary transfer agency services to the Trust, including the processing of shareholder transactions, the payment of dividends and distributions, and related functions.

Financial Statements

A copy of each Fund’s Annual Report (when available) may be obtained upon request and without charge by writing or calling GIAC at the telephone number on the front cover of the SAI.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Trust. PwC will audit and report on the Funds’ annual financial statements, review certain regulatory reports, and perform other attestation, auditing, tax and advisory services when engaged to do so by the Trust.

Legal Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Code of Ethics

The Trust, Manager and Distributor and each Subadviser have adopted codes of ethics that comply in all material respects with Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent Trustees, officers and designated employees (“Access Persons”) who have access to information concerning portfolio securities transactions of a Fund from using that information for their personal benefit or to the disadvantage of a Fund. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by a Fund, but impose certain restrictions on such transactions and require Access Persons to report all of their personal securities transactions (subject to certain exceptions, such as transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments or, in the case of an Independent Trustee, where the Independent Trustee did not know and should not have known that a Fund also engaged in a transaction in the same securities within a specified time before or after the Independent Trustee’s trade and no trading blackout period otherwise is in place pursuant to the applicable code). Each of the codes of ethics is on public file with, and is available from, the SEC.

Proxy Voting Policies and Procedures

The Board has adopted policies and procedures to govern proxy voting relating to each Fund. The proxy voting policies and procedures delegate the responsibility of voting proxies and maintaining proxy recordkeeping to the

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Manager, subject to general oversight by the Board. The Manager and the Board view the proxy voting process as a component of the investment process, and the Board has instructed the Manager to vote proxies in a way that is in the Funds’ best interest and consistent with achieving the optimal benefit for the Funds. The Manager has adopted its own proxy voting policies and procedures (the “Proxy Policies”), which the Board has approved in delegating voting authority to the Manager. Among other things, the Proxy Policies address conflicts of interest that may arise between the interests of a Fund and the interests of the Manager and its affiliates.

The Proxy Policies set forth the Manager’s general position on a variety of proposals, but the Manager may determine under some circumstances that it would be in a Fund’s best interest to vote contrary to that position. The Proxy Policies may or may not reflect the position of a Board member or of a majority of the Board on a particular issue.

A copy or a summary of the proxy voting procedures and guidelines of each Fund, including procedures of the Manager, is attached hereto as Appendix B. The Trust will file, by August 31st of each year, information regarding how each Fund voted proxies during the most recent twelve-month period ended June 30th. This information is available after filing on the Trust’s website at www.guardianlife.com or on the SEC’s website at http://www.sec.gov.

The Manager may delegate proxy voting authority to a Subadviser; provided that the Subadviser either (1) follows the Manager’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Applicable Fund or Funds and appear to comply with governing regulations. The Trust may revoke all or part of this delegation (to the Manager and/or Subadvisers as applicable) at any time by a vote of the Board. Set forth in Appendix B are the proxy voting policies and procedures (or a summary) of each Subadviser as prepared and provided by each Subadviser.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable codes of ethics), are on file with the SEC and may be examined on the SEC website at www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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APPENDIX A

Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (the “Rating Agencies”) are S&P Global Ratings (“S&P Global”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). As of a recent date, information regarding ratings from each of these Rating Agencies is listed below.

S&P Global

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

S&P Global ratings may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the rating categories.

Obligations rated ‘AAA’, ‘AA’, ‘A, and ‘B’ are regarded as being investment grade obligations. While such obligations will likely have some uncertainties or exposures to adverse conditions, these may be outweighed by their quality and protective characteristics.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics and not regarded as investment grade. ‘BB’ indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event

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of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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Moody’s

Long-Term Ratings

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal risk.

Aa: Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa: Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Short-Term Ratings

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Fitch ratings may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the rating categories.

Long-Term Ratings

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met, however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. Default is a real possibility.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD: Restricted Default. RD indicates an issuer that in Fitch's opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

D: Default. ‘D’ indicates a default. Default generally is defined as one of the following:

● Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

● bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

● distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings

F1: Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

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F2: Good credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B

Proxy Voting Policies and Procedures

Park Avenue Institutional Advisers LLC (“Park Avenue”)

Clearbridge Investments, LLC (“Clearbridge”)

Wellington Management Company LLP (“Wellington”)

Massachusetts Financial Services Company (“MFS”)

Putnam Investment Management, LLC (“Putnam”)

Boston Partners Global Investors, Inc. (“Boston Partners”)

AllianceBernstein L.P. (“AllianceBernstein” or “AB”)

Janus Henderson Investors US LLC (“Janus”)

FIAM LLC (“FIAM”)

Allspring Global Investments, LLC (“Allspring”)

J.P. Morgan Investment Management Inc. (“JPMIM”)

Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) (collectively, “Schroders”)

Lord, Abbett & Co. LLC (“Lord Abbett”)

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Park Avenue Institutional Advisers LLC (“Park Avenue”)

In its capacity as investment sub-adviser to certain Funds which may from time to time hold equity securities, Park Avenue has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. Park Avenue believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies Park Avenue seeks to maximize the shareholders’ economic interests. Accordingly, its policies and procedures are designed to ensure that Park Avenue votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between Park Avenue, or any affiliate of Park Avenue, with the company soliciting the proxy. With limited exceptions, Park Avenue intends to vote all proxies solicited by issuers. PAIA shall generally vote in favor of routine corporate housekeeping proposals, including election of directors (absent material corporate governance issues), selection of auditors, and increases in or reclassification of common stock. For other proposals, PAIA shall determine whether a proposal is in the best interest of its client and consider factors including but not limited to the following:

●	Whether the proposal is recommended by management considering PAIA’s opinion of the quality of the incumbent management;

●	Whether the proposal acts to entrench existing management or conversely to protect competent management against inappropriate outside influence;

●	Whether the proposal fairly compensates management for past or future performance; and

●	Whether the proposal is consistent with industry standards and corporate governance best practices.

Proxy Voting Service

Park Avenue has retained the services of a proxy voting service provider (the “Proxy Voting Service Provider”), an independent proxy voting service, to act as its agent in voting proxies. It provides an electronic voting solution that helps manage meeting notification, voting, tracking, mailing, reporting, record maintenance and vote disclosure but does not provide research, advice or recommendations on proxy votes. The Proxy Voting Service Provider does maintain data driven proxy guidelines reflecting voting trends of top fund families whose goal is to maximize shareholder value. Based upon the voting trends, a shareholder value template is created reflecting the majority voting trends for each proposal type, based upon a certain set of rules to assist the portfolio manager. The portfolio manager or his designee will be responsible for proxy voting decisions. The Proxy Voting Service Provider will execute voting instructions based upon portfolio manager decisions. The Proxy Voting Service Provider retains copies of each proxy statement and maintains records of how each proposal was voted.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, Park Avenue may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a Park Avenue employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is Park Avenue’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest. Park Avenue has taken certain measures to prevent economic or political incentives on the part of fund management or other Park Avenue affiliated business units from influencing the outcome of a vote. Park Avenue has created an information barrier between fund management and other business units including affiliates that may have non-public or other sensitive information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions. If an occasion arises in which Park Avenue is unable to vote a proxy due to its own potential material conflict of interest between the issuer and Park Avenue or a Park Avenue affiliate or employee, the proxy proposal will be referred the Park Avenue Compliance Oversight Committee (hereafter, the “Oversight Committee”) to provide specific voting instructions. The Oversight Committee will provide voting instructions on the proposal after consulting with the portfolio manager and considering all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the relevant client or mutual fund board of trustees for guidance.

Proxy Voting Policies and Procedures

Amended as of February 2022

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest
B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
C.	Third Party Proxy Voting Firm - Conflicts of Interest

V.	Voting Policy

A.	Election of Directors
B.	Proxy Contests
C.	Auditors
D.	Proxy Contest Defenses
E.	Tender Offer Defenses
F.	Miscellaneous Governance Provisions
G.	Capital Structure
H.	Executive and Director Compensation
I.	State/Country of Incorporation
J.	Mergers and Corporate Restructuring
K.	Social and Environmental Issues
L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking
B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

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Proxy Voting Policies and Procedures

Amended as of February 2022

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

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IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. (“Franklin”) business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non-ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

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2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

●	disclosing the conflict to clients and obtaining their consent before voting;

●	suggesting to clients that they engage another party to vote the proxy on their behalf;

●	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

●	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

●	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

●	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

●	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

●	is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

●	is a member of the company’s nominating committee and there is no gender diversity on the board (or those currently proposed for election to the board do not meet that criterion).

●	is a member of the company’s nominating committee and there is no racial/ethnic diversity on the board (or those currently proposed for election to the board do not meet that criterion).[1]

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

●	Designation of a lead director

●	Majority of independent directors (supermajority)

1. This position only applies to Anglo markets which is defined as US, Canada, UK, Ireland, Australia and New Zealand.

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●	All independent key committees

●	Size of the company (based on market capitalization)

●	Established governance guidelines

●	Company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

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7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

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3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

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5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

●	shareholder rights are protected;

●	there is negligible or positive impact on shareholder value;

●	management provides adequate reasons for the amendments; and

●	the company is required to do so by law (if applicable).

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E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

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7.	White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1. above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

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7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

●	Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

●	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

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c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

●	Size of the Company.

●	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

●	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

●	It is intended for financing purposes with minimal or no dilution to current shareholders

●	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

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11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H. Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b. Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d. Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

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2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

4.	Reports to Assess the Feasibility of Including Sustainability as a Performance Metric

We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

●	Compensation committee comprised of independent outside directors

●	Maximum award limits

●	Repricing without shareholder approval prohibited

●	3-year average burn rate for company

●	Plan administrator has authority to accelerate the vesting of awards

●	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

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6.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti-Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

●	The purchase price is at least 85 percent of fair market value

●	The offering period is 27 months or less

●	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

●	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

●	There are limits on employee contribution (ex: fixed dollar amount)

●	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

●	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

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10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

14.	Shareholder Proposals Regarding Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d.	We vote for shareholder proposals to put option repricing to a shareholder vote.

e.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

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g.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

●	Company performance over the last 1, 3, and 5-year periods on a total shareholder return basis

●	Performance metrics for short- and long-term incentive programs

●	CEO pay relative to company performance (is there a misalignment)

●	Tax gross-ups to senior executives

●	Change-in-control arrangements

●	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

●	While employed and/or for one to two years following the termination of their employment; or

●	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

●	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

●	Actual stock ownership of the company’s named executive officers

●	Policies aimed at mitigating risk taking by senior executives

●	Pay practices at the company that we deem problematic

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I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1	Mergers and Acquisitions

a.	We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2	Corporate Restructuring

a.	We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3	Spin-offs

a.	We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4	Asset Sales

a.	We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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5	Liquidations

a.	We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6	Appraisal Rights

a.	We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7	Changing Corporate Name

a.	We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8	Conversion of Securities

a.	We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9	Stakeholder Provisions

a.	We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1.	Sustainability Reporting

a.	We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b.	We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.

2.	Diversity & Equality

a.	We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b.	We vote for proposals requesting comprehensive disclosure on board diversity;

c.	We vote for proposals requesting comprehensive disclosure on employee diversity;

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d.	We vote for proposals requesting comprehensive reports on gender and racial pay disparity;

e.	We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

3.	Climate Risk Disclosure

a.	We vote for climate proposals seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b.	We vote for climate proposals requesting a report/disclosure of goals on GHG emissions reduction targets from company operations and/or products;

4.	Case-by-case E&S proposals (examples)

a.	Animal welfare policies;

b.	Human rights and company policies;

c.	Operations in high-risk or sensitive areas;

d.	Product integrity and marketing.

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

●	Does the company have a political contributions policy publicly available

●	How extensive is the disclosure on these documents

●	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

●	Does the company provide information on its trade association expenditures

●	Total amount of political expenditure by the company in recent history

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3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

●	the opening of the shareholder meeting

●	that the meeting has been convened under local regulatory requirements

●	the presence of a quorum

●	the agenda for the shareholder meeting

●	the election of the chair of the meeting

●	regulatory filings

●	the allowance of questions

●	the publication of minutes

●	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

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ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A. Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

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VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

●	a copy of these policies and procedures;

●	a copy of each proxy form (as voted);

●	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

●	documentation relating to the identification and resolution of conflicts of interest;

●	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

●	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

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To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

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Global Proxy Voting Guidelines

2022

Wellington’s Philosophy

Wellington Management Company LLP (“Wellington Management”) are long term stewards of clients’ assets and aim to vote all proxies of securities held for which it has vote authority.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders and while written to apply globally, we consider differences in local practice, cultures, and law to make informed decisions.

Each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.

Our approach to stewardship

The goal of our stewardship activities is to support decisions that we believe will deliver sustainable, competitive investment returns for our clients.

The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.

Stewardship extends beyond just the considerations of ESG issues to any area that may affect the long-term sustainability of an investment. Stewardship can be accomplished thorough research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos.

Engagement

As an active manager seeking to deliver sustainable, competitive investment returns for our clients, we are securities owners by choice, and our corporate engagement is a form of active ownership. Through engagement, we encourage companies to hold high standards for governance and sustainability practices that can enhance resilience and profitability. We believe that through informed, active ownership, we can improve corporate behavior and further best practices on issues material to client outcomes.

We typically start with routine one-on-one engagement with investee companies. This starting point helps prioritize issues for subsequent engagements and, ultimately, inform the investment decisions we make on behalf of our clients. Thanks to our long history of investing in nearly all sectors of the global securities markets, we have direct access to most company management teams and boards. Each year, our portfolio managers, global industry analysts, credit analysts, and ESG research analysts conduct regular, in-person or virtual company meetings around the world.

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We focus on gaining differentiated insights, assessing, and influencing risks and opportunities facing an issuer, encouraging transparency improvements, and influencing behavioral changes that we believe may impact future profitability and resilience of a company. We prioritize engagement on material issues most likely to have a financial impact on companies or affect operations. We also seek to understand corporate strategy and share our views, if appropriate, on material topics such as capital allocation, risk management, and environmental, social, and governance (ESG) practices inclusive of ethics and corporate culture.

As a community of investment boutiques, each of Wellington’s portfolio teams acts as a fiduciary for its clients. Differences in investment philosophy and process across teams mean that the way in which stewardship, including engagement and escalation strategies and proxy voting, are incorporated into the investment decision-making process may vary to ensure alignment and consistency with investment philosophy and process.

Board engagement

We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complements our ongoing conversations with management teams, and helps us assess a board’s effectiveness — all of which is challenging to do using company disclosures alone.

We believe this ongoing dialogue benefits board members and provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company.

We believe continuous dialogue between board directors and investors can help ensure honest feedback and foster trust and transparency. Board engagements provide a forum to encourage best practice and hold companies to account. When providing feedback to portfolio companies, we actively track and measure engagements to monitor outcomes, assess effectiveness, and inform the potential for escalation. Wellington investors consider multiple factors, including materiality and impact, in deciding whether an engagement requires escalation and which escalation steps will be used. Escalation may include voting against management at the company’s annual general meeting.

Please see Wellington’s Engagement Policy for more information.

Our approach to voting

As active owners we vote proxies in what we consider to be the best interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees and monitors Wellington Management’s stewardship activities with oversight of proxy voting and engagement practices.

The ESG Research Team examine proxy proposals on their merits and offer voting recommendations in the interest of our clients, primarily guided by the expected impact on long-term risk-adjusted returns and supporting shareholder rights. Each portfolio manager is empowered to make a final decision for their client portfolios, absent a material conflict of interest. The deliberation across the firm is collaborative and interactive but does not seek to prioritize consensus across the firm above all other interests. Consistent with our community-of-boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. Robust voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Detailed below are the principles which we consider when deciding how to vote. We reserve the right to vote contrary to these guidelines if doing so is acting in the best interests of clients and to enhance returns.

Voting guidelines Board composition and role of directors

Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.

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Shareholders’ ability to elect directors annually is an important shareholder right so we support proposals to enable annual director elections and declassify a board.

We generally support proposals to remove existing supermajority vote requirements.

We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on material issues. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support or have implemented poison pills without shareholder approval.

We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over- stretched with multiple external directorships. Our internal voting guidelines define directors as over-boarded when serving on five or more public company boards; and executives when serving on three or more public company boards, including their own. We also consider the roles of chair of the audit committee and chair of the remuneration committee as equivalent to an additional board seat when evaluating the over-boarding matrix.

We expect companies to refresh their board membership every five years and may vote against the head of the nominating committee for failure to implement. We believe this succession allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies. Directors should also attend at least 75% of scheduled board meetings and we may vote against their re-election unless they disclose a valid reasoning.

We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.

Board independence

In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.

At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of proposals calling for improved independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.

We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.

Board diversity

We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, diverse boardrooms encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.

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We will also support shareholder proposals asking for improved workforce diversity disclosure, for example EEO-1 reporting.

We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. We have an expectation for our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the racial and ethnic composition of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.

We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair in the following instances:

●	When the board is not meeting local market standards from a diversity perspective.

●	Where there is no market-defined standard, we expect one gender diverse director on the board globally, including Japan.

●	When the gender diverse representation is below 20% at companies in Major indices

We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that has failed to appoint at least one director from a minority ethnic group and has failed to provide clear and compelling disclosure for why it has been unable to do so. We will continue to engage on ethnic diversity of the board in other markets and may vote against the re-election of directors where we fail to see progress.

Majority vote on election of directors

Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.

Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Contested director elections

We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.

Compensation

Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

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Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.

In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:

●	Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

●	Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.

●	Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.

●	Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.

Approving equity incentive plans

A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).

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Employee stock purchase plans

We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.

Non-executive director compensation

We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance- based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

Severance arrangements

We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best interest. We generally support proposals calling for shareholder ratification of severance arrangements.

Retirement bonuses (Japan)

Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.

Claw back policies

We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.

Audit quality and oversight

Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.

Shareholder Voting Rights

Shareholder rights plans

Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.

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Multiple voting rights

We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders. We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.

Without a sunset clause, we would prefer that a company eliminates a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.

Proxy access

We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the current policy is in-line with market norms.

Special meeting rights

We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.

Mergers and acquisitions

We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate with portfolio managers in their vote decisions.

Capital structure and capital allocation

Increases in authorized common stock

We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.

Capital allocation (Japan)

We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record.

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Cross shareholding (Japan)

Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We will vote against the highest-ranking director up for re-election for companies where management allocations a significant portion (20% or more) of net assets to cross-shareholdings.

Environmental and social issues

We assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance and set expectations for best practice. Areas of focus include diversity, equity, and inclusion practices, modern slavery in supply chains, building resiliency to physical climate risks, and establishing targets to reduce emissions and mitigate climate transition risks.

We evaluate shareholder proposals on a case-by-case basis, and believe they are a valuable tool to hold companies accountable. We expect portfolio companies to comply with applicable laws and regulations with regard to environmental and social standards and may vote against directors where we see a lack of accountability. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.

Climate change

As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. Proxy voting is one tool we use to drive accountability for managing climate risks, as part of our stewardship escalation process.

We expect companies to have credible transition plans communicated using the recommendations of the Task Force for Climate Related Financial Disclosure (TCFD). Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies where climate plans and disclosures meaningfully lag our expectations.

Metrics & Targets

Emissions disclosure

We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well defined and attainable. We will vote against the re-election of the Chair of constituent companies of the MSCI World index or companies assessed by the Transition Pathway Initiative (TPI) which do not disclose Scope 1 and 2.

We encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions – upstream and downstream – with context and granularity from companies about the most significant Scope 3 sources, enhances our ability to evaluate investment risks and opportunities. We encourage companies to adopt emerging global standards for measurement and disclosure of Scope 3 GHG (Greenhouse Gas), e.g., the IFRS’ International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.

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Net-zero targets

As an outcome of enterprise risk management and strategic planning to reduce the potential financial impacts of climate change, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long- term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).

Governance

We generally support shareholder proposals asking for improved disclosure on climate risk management and we support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.

Strategy and Risk Management

Physical climate risks

To help us assess physical climate risks of portfolio companies, we would like to see location information concerning an issuer’s directly operated facilities, supply chains, key outsourced service providers, and labor pools.

Leveraging findings from our collaborative initiative with Woodwell Climate Research Center, the world’s leading independent climate research organization, we have established disclosure guidance to help companies improve their physical risk disclosures (incl. LINKS to PROCC 1.0 and 2.0 - below).

Use of carbon offsets

Priority should be given to emissions abatement within the value chain. When offsets are used as a part of a company’s decarbonization strategy to neutralize residual emissions, the offsets should be high in quality and should remove or reduce GHG emissions in real, additional, and permanent ways. In addition, they should have minimal negative social or environmental impacts (“do no significant harm”).

Companies should include disclosure on their offsets program that is distinct from Scope 1-3 emissions data and other transition risk disclosure. This offset disclosure should report the nature of offset projects being financed and specifically should include:

●	Company GHG Emissions are included in the offset program.

●	Projects which have been financed by the issuer, e.g., entering into a virtual power purchase agreement or funding reforestation efforts via a third party; and

●	Processes or policies for evaluating offset projects, including quality indicators such as additionality and permanence, and practical concerns such as scalability and cost-effectiveness.

Corporate culture, human capital, and diversity, equity, & inclusion

Through engagement we emphasize management accountability for how they invest in and cultivate their human capital to perpetuate a strong, inclusive culture. We do this through engagement escalation or support of shareholder resolutions. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion. We value transparency and use of key performance indicators.

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A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. As part of our focus on human capital, diversity, equity, and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity, equity, and inclusion (DEI) strategy that seeks to improve metrics over time and align management incentives accordingly. We expect companies in the US to publicly disclose their EEO-1 reporting and their strategy to create an inclusive, diverse, and equitable workplace. We see DEI practices as a material input to long-term performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is only possible when there is consistent, robust disclosure in place.

Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay equity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to eliminate disparities and promote equal opportunities for women and minorities to advance to senior roles.

We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.

Stakeholders and risk management

In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.

In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities —the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.

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In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.

Human rights

Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.

Cybersecurity

Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.

Political Contributions and Lobbying

We generally support proposals asking for board oversight of a company’s political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist. In assessing shareholder proposals focused on lobbying, we also focus on the level of transparency of existing disclosures and whether companies clearly explain how they will respond if policy engagement of trade association membership to which they belong do not align with company policy.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

January 1, 2023

At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.

MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).

Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients, and not in the interests of any other party, including company management, or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. The Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients. The following is a summary of MFS’ Proxy Voting Policies and Procedures and does not contain these voting guidelines. The MFS Proxy Voting Policies and Procedures (which includes the proxy voting guidelines) are available on www.mfs.com.

Our approach to proxy voting is guided by the following additional principles:

1.	Consistency in application of the policy across multiple client portfolios: While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

2.	Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and environmental, social and governance shareholder proposals) are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

3.	Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.

4.	Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.

5.	Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to the “Reports” section below.

GOVERNANCE OF PROXY VOTING ACTIVITIES

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS' proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS stewardship team led by MFS’ Director of Global Stewardship. The stewardship team are members of MFS’ investment team.

2. Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such ballot or the name of the shareholder making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company’s shareholder meeting at which the director nominee is standing for election.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS

1. Use of Proxy Advisory Firms

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2. Analyzing and Voting Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g. mergers and acquisitions, proxy contests and capitalization matters), MFS’ stewardship team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio.3 For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the stewardship team will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

3. Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

4. Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.

ENGAGEMENT

As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.

MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.

A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact dlstewardshipteam@mfs.com.

RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Summary of Proxy Voting Guidelines and Procedures

Many of Putnam’s investment management clients (other than the Putnam Funds) have delegated to Putnam the authority to vote proxies for shares held in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight of management by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy-voting authority in accordance with its fiduciary obligations and applicable law.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

In order to implement these objectives, Putnam has adopted a set of procedures and guidelines which are summarized below. The guidelines and procedures cover all accounts for which Putnam has proxy voting authority. Putnam does not have voting authority for the Putnam Funds, which maintain their own separate proxy procedures and guidelines. Similarly, other clients may from time to time elect to vote their own proxies by retaining the right to vote all proxies in the investment management agreement rather than giving Putnam authority to do so.

Procedures

Putnam has a Proxy Committee composed of senior investment professionals. The Proxy Committee is responsible for setting general policy as to proxy voting. The Committee reviews procedures and the guidelines annually, approves any amendments considered to be advisable and considers special proxy issues as they may from time to time arise. The proxy guidelines and procedures are administered through a proxy voting manager in Putnam’s Compliance Department. Under the supervision of senior members of the Compliance Department, the Proxy Manager:

●	coordinates the Proxy Committee’s review of any new or unusual proxy issues,
●	manages the process of referring issues to portfolio managers for voting instructions,
●	oversees the work of any third-party vendor hired to process proxy votes,
●	coordinates responses to investment professionals’ questions on proxy issues and proxy policies,
●	maintains required records of proxy votes on behalf of the appropriate Putnam client accounts, and
●	prepares and distributes reports required by Putnam clients.

Putnam has engaged a third-party service, Glass Lewis & Co. (“Glass Lewis”), to process proxy votes for its client accounts. Although Glass Lewis may supply proxy related research to Putnam, Glass Lewis does not make any decisions on how to vote client proxies.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes normally to be cast in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. The Guidelines are summarized below.

In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will normally vote all proxies in accordance with the Guidelines except in limited circumstances, such as when client securities are on loan under a securities lending arrangement. However, if the portfolio managers of client accounts holding the relevant stock believe that following the Guidelines in a specific case would not be in clients’ best interests, they may request that the Proxy Manager not follow the Guidelines in that case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review the request with a senior member of the Legal and Compliance Division and with the Proxy Committee or its Chair prior to implementing it.

Some clients wish to have Putnam vote proxies under proxy guidelines which vary from the Guidelines or may wish to direct Putnam’s vote on a particular matter. There may be legal limits on a client’s ability to direct Putnam as to proxy voting and on Putnam’s ability to follow such instructions. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the portfolio management team involved and the Legal and Compliance Division.

Putnam may vote any referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Manager will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them if they so choose. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam, the items will be referred to the largest holder who is not a member of the GAA team.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal and in the best interests of our clients. In order to guard against conflicts Putnam has adopted a number of procedures designed to ensure that the proxy voting process is insulated from these conflicts. For example, the Proxy Committee is composed solely of professionals in Putnam’s Investment Division, while proxy administration is in the Legal and Compliance Division. Neither the Investment Division nor the Legal and Compliance Division reports to Putnam’s marketing businesses. In addition, there are limits on the ability of Putnam employees who are not investment professionals to contact portfolio managers voting proxies. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and affirm that any potential personal conflicts of interest have been disclosed to the Compliance Division. In addition, the Proxy Manager reviews all known Putnam business relationships with companies that have voting items referred to any portfolio management team to consider any potential conflicts and, where appropriate, ensures that potential conflicts are documented and appropriately escalated. The Guidelines may only be overridden with the written recommendation of the Investment Division, approval of the Proxy Committee or its Chair, and concurrence of the Legal and Compliance Division.

Summary of Proxy Voting Guidelines

The Guidelines summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The summary below does not address all topics covered by the Guidelines and is qualified by reference to the actual procedures and Guidelines, which are available to clients from Putnam on request.

The Guidelines focus on board governance issues. Normally, if a board meets current best practices such as the maintenance of a majority of independent directors and the independence of key committees such as audit, compensation and nomination, Putnam will support the board’s proposals. Boards which do not meet these standards will have their proposals subjected to higher scrutiny. There are a number of exceptions to this approach. With respect to some major business transactions such as mergers, proposals will be reviewed on a case-by-case basis. In a number of areas, such as the introduction of anti-takeover devices, the Guidelines will normally provide for voting against the introduction of anti-takeover devices whether or not supported by an independent board. The central provisions of the Guidelines are set forth below:

Board of Directors

Proxies will normally be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except that Putnam will withhold votes for the entire board of directors if:

●	The board does not have a majority of independent directors;
●	The board does not have nominating, audit and compensation committees composed solely of independent directors; or
●	The board has more than nineteen members or fewer than five members, absent special circumstances.

Putnam will withhold votes from incumbent nominees to the board if:

●	The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the votes actually cast on the matter at its previous two annual meetings, or
●	The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

If the board does not meet these standards Putnam may refer items that would normally be supported for case-by-case review. Putnam may withhold votes for directors under other circumstances such as when a director who is considered an independent director by the company receives compensation from the company other than for service as a director (such as investment banking, consulting, legal or financial advisory fees) or when a director attends less than 75% of board and committee meetings (Putnam may refrain from voting against/withholding on a case-by-case basis if a valid reason for the absences exists such as (illness, personal emergency, potential conflict of interest etc.). In addition, Putnam will withhold votes:

●	for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (these arrangements are commonly referred to as “interlocking directorates”); and
●	Putnam will vote on a case-by-case basis for any nominee who serves on more than five (5) public company boards (boards of affiliated registered investment companies and other similar entities such as UCITS are counted as one board), except where Putnam would otherwise be withholding votes for the entire board of directors.
●	Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.

Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee of a company if:

●	there are no women on the board, or
●	in the case of a board of ten members or more, there are fewer than two women on the board.
●	Putnam will vote against the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Putnam believes that independent boards generally are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Putnam will normally vote on a case-by-case basis in contested elections of directors.

Executive Compensation

Putnam will normally vote on a case-by-case basis on proposals relating to executive compensation. However, where the board of directors meets appropriate independence standards, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. Putnam may review plans on a case-by-case basis where average annual dilution cannot be calculated. Whatever the composition of the board, Putnam will review proposals to reprice options on a case-by-case basis if specific criteria are met. Putnam will vote against stock option plans that permit replacing or repricing of underwater options, and will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price. Putnam will also vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.

Putnam may vote against executive compensation proposals on a case by case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or where Putnam would otherwise be withholding votes for the entire board of directors. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board. Additionally, Putnam will generally vote in favor of the annual presentation of advisory votes on executive compensation (“say on pay”). Putnam will generally vote for advisory votes on executive compensation, but will generally vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service provider.

Acquisitions, Mergers and Similar Transactions

Putnam will normally evaluate business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, on a case by case basis. Putnam will vote on a case by case basis on proposals seeking to change a company’s state of incorporation.

Anti-Takeover Provisions

Putnam will normally vote against proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock (except for REITs where measures will be voted on a case-by-case basis) and the creation of a separate class of stock with disparate voting rights. However, Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present (appropriate de-clawed language will include cases where the company states that it will not use preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.). Additionally, Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”) and on proposals to adopt fair price provisions. Putnam will normally oppose classified boards except in special circumstances where having such a board would be in shareholders’ best interests.

Shareholder Proposals, including on Environmental & Social Issues

Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically, Putnam will normally vote in accordance with the recommendation of the company’s board of directors on shareholder proposals unless the proposal reflects specific policies enumerated in the Guidelines. For example, Putnam will normally vote in favor of shareholder proposals to declassify a company’s board, require shareholder approval of shareholder rights plans. Additionally, Putnam will normally support proposals requiring the Chairman’s position be filled by an independent director, unless the board has an independent lead-director and Putnam is supporting the nominees for director, in which case Putnam will vote on a case-by-case basis.

Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business , (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.

Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.

Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.

Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.

Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where a third-party proxy service provider has identified one or more reasons to warrant a vote FOR.

Non-U.S. Companies

Putnam recognizes that the laws governing non-U.S. issuers will vary significantly from U.S. law and from jurisdiction to jurisdiction. It may not be possible or even advisable to apply the Guidelines mechanically to non-U.S. issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will seek to vote proxies of non-U.S. issuers in accordance with the Guidelines where applicable.

Many non-U.S. jurisdictions impose significant burdens on voting proxies. For example, some jurisdictions require that shares must be frozen for specified periods of time to vote via proxy (“share blocking”) or that shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and then reregistered back. In addition, other practical administrative challenges, such as late receipt of ballots and other information, often impact Putnam’s normal voting process.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, Putnam will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements, except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam maintains additional policies for specific non-U.S. markets.

In rare cases, Putnam’s voting rights may also be directly limited by non-U.S. law. For example, some countries limit aggregate foreign ownership of companies in particular industries (such as aviation or energy) due to economic or security concerns. Where this limit is exceeded, shares held by foreign investors, including Putnam, may not carry voting rights.

More Information

Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility. This may happen when the custodian makes an error or the client has not established robust custodial proxy voting services. Putnam also does not recall shares on loan to vote proxies.

Putnam may also determine to waive its voting rights or to enter into a voting agreement in connection with some specific equity investments, including privately placed securities. In these situations, the voting policy described above will not apply.

BOSTON PARTNERS GLOBAL INVESTORS, INC.

Proxy Voting Policies and Procedures

March 2022

Boston Partners

One Beacon Street, 30th Floor

Boston, MA 02108—www.boston-partners.com

PROXY VOTING POLICIES AND PROCEDURES

Boston Partners Global Investors, Inc. (“Boston Partners”) is an investment adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, portfolio research, quantitative research, investor relations, sustainability and engagement, and legal/compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy- related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote-reporting services.

How Boston Partners Votes

For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.

Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.

The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.

Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.

Conflicts

Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances, or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that Boston Partners vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. These procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Oversight

Meetings and upcoming votes are reviewed by the Committee Secretary with a focus on votes against management. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.

Disclosures

A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account are available upon request from your Boston Partners relationship manager. A copy of Boston Partners’ Proxy Voting Policies and Procedures are also available at https://www.boston-partners.com/. For general inquires, contact (617) 832-8153.

Boston Partners Proxy Policy contains a General Policy as well as country specific Policies. The information provided for each specific country cited should be viewed as supplemental to the General Policy

	GENERAL POLICY
I.	The Board of Directors
	Voting on Director Nominees in Uncontested Elections	1
	Independence	1
	Composition	1
	Attendance at Board and Committee Meetings	1
	Overboarded Directors (Executive and Non-Executive)	2
	Gender Diversity	2
	Underrepresented Directors (U.S. Only)	2
	More Candidates than Seats	2
	Responsiveness	3
	Accountability	4
	Problematic Takeover Defenses/Governance Structure	4
	Restrictions on Shareholders’ Rights	7
	Problematic Audit-Related Practices	7
	Problematic Compensation Practices	8
	Problematic Pledging of Company Stock	8
	Climate Accountability	8
	Governance Failures	9
	Voting on Director Nominees in Contested Elections	9
	Vote-No Campaigns	10
	Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections	10
	Bundled and Unbundled Elections	10
	Other Board-Related Proposals	11
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	11
	Age/Term Limits	11
	Board Size	11
	Classification/Declassification of the Board	12
	CEO Succession Planning	12
	Cumulative Voting	12
	Director and Officer Indemnification and Liability Protection	12
	Establish/Amend Nominee Qualifications	13
	Establish Other Board Committee Proposals	13
	Filling Vacancies/Removal of Directors	14
	Independent Chair (Separate Chair/CEO)	14
	Majority of Independent Directors/Establishment of Independent Committees	14
	Majority Vote Standard for the Election of Directors	15
	Proxy Access	15
	Shareholder Engagement Policy (Shareholder Advisory Committee)	15

II.	Audit-Related	16
	Auditor Indemnification and Limitation of Liability	16
	Auditor Ratification/Reelection	16
	Appointment of Internal Statutory Auditors	17
	Shareholder Proposals Limiting Non-Audit Services	17
	Shareholder Proposals on Audit Firm Rotation	17
III.	Shareholder Rights and Defenses	18
	Shareholder Proposals	18
	Advance Notice Requirements for Shareholder Proposals/Nominations	18
	Amend By-laws without Shareholder Consent	18
	Control Share Acquisition Provisions	18
	Control Share Cash-Out Provisions	19
	Disgorgement Provisions	19
	Fair Price Provisions	19
	Freeze-Out Provisions	19
	Greenmail	19
	Litigation Rights (including Exclusive Venue and Fee-Shifting By-law Provisions) (U.S. only)	20
	Poison Pills (Shareholder Rights Plans)	20
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	21
	Management Proposals to Ratify a Poison Pill	21
	Net Operating Losses Protective Amendments and Management Proposals to Ratify a Pill to Preserve NOLs	21
	Proxy Voting Disclosure, Confidentiality, and Tabulation	22
	Ratification Proposals: Management Proposals to Ratify Existing Charter or By-law Provisions	22
	Reimbursing Proxy Solicitation Expenses	23
	Reincorporation Proposals	23
	Shareholder Ability to Act by Written Consent	23
	Shareholder Ability to Call Special Meetings	24
	Stakeholder Provisions	24
	State Antitakeover Statutes	24
	Supermajority Vote Requirements	24
IV.	Capital/ Restructuring	24
	Adjustments to Par Value of Common Stock	24
	Shelf Registration Program	24
	Common Stock Authorization/ Share Issuance Requests	25
	General Authorization Requests	25
	Specific Authorization Requests	26
	Reduction of Capital	26
	Dual Class Structure	26

	Issue Stock for Use with Rights Plan	27
	Preemptive Rights	27
	Preferred Stock Authorization	27
	General Authorization Requests	27
	Specific Authorization Requests	28
	Recapitalization Plans	28
	Reverse Stock Splits	28
	Share Repurchase Programs	29
	Reissuance of Repurchased Shares	30
	Stock Distributions: Splits and Dividends	30
	Tracking Stock	30
	Appraisal Rights	31
	Asset Purchases	31
	Asset Sales	31
	Pledging of Assets for Debt	31
	Increase in Borrowing Powers	31
	Bundled Proposals	32
	Conversion of Securities	32
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	32
	Formation of Holding Company	32
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	33
	Joint Ventures	33
	Liquidations	34
	Mergers and Acquisitions	34
	Private Placements/Warrants/Convertible Debentures	35
	Reorganization/Restructuring Plan (Bankruptcy)	36
	Special Purpose Acquisition Corporations (SPACs)	36
	Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	37
	Spin-offs	37
	Value Maximization Shareholder Proposals	37
V.	Compensation	38
	Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)	38
	Primary Evaluation Factors for Executive Pay	38
	Problematic Pay Practices	39
	Problematic Pay Practices related to Non-Performance-Based Compensation Elements	39
	Options Backdating	40
	Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")	40
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	40
	Equity-Based and Other Incentive Plans	41

	Further Information on certain EPSC Factors	42
	SVT	42
	Egregious Factors	43
	Other Compensation Plans	45
	401(k) Employee Benefit Plans	45
	Employee Stock Ownership Plans (ESOPs)	45
	Employee Stock Purchase Plans—Qualified Plans	45
	Employee Stock Purchase Plans—Non-Qualified Plans	45
	Option Exchange Programs/Repricing Options	46
	Stock Plans in Lieu of Cash	46
	Transfer Stock Option (TSO) Programs	47
	Director Compensation	47
	Non- Executive Directors	47
	Equity Plans for Non- Executive Directors	48
	Non- Executive Director Retirement Plans	49
	Shareholder Proposals on Compensation	49
	Compensation Consultants—Disclosure of Board or Company’s Utilization	49
	Golden Coffins/Executive Death Benefits	49
	Hold Equity Past Retirement or for a Significant Period of Time	50
	Non-Deductible Compensation (U.S.)	50
	Pay Disparity	50
	Pay for Performance/Performance-Based Awards	50
	Pay for Superior Performance	51
	Pre-Arranged Trading Plans (10b5-1 Plans)	52
	Prohibit Outside CEOs from Serving on Compensation Committees	52
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	52
	Severance Agreements for Executives/Golden Parachutes	53
	Share Buyback Proposals	53
	Supplemental Executive Retirement Plans (SERPs)	53
	Tax Gross-Up Proposals	53
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	54
VI.	Routine/ Miscellaneous/ Operational	54
	Adjourn Meeting	54
	Amend Quorum Requirements	54
	Amend Minor By-laws	54
	Change Company Name	55
	Change Date, Time, or Location of Annual Meeting	55
	Other Business	55

	Management Supported Shareholder Proposals: Reporting	55
	Allocation of Income	55
	Stock (Scrip) Dividend Alternative	55
	Amendments to Articles of Association (Bylaws), Board Policies, and Board Committees’ Charters	55
	Change in Company Fiscal Term	56
	Lower Disclosure Threshold for Stock Ownership	56
	Expansion of Business Activities	56
	Related-Party Transactions	56
	Charitable Donations	57
	Virtual Meetings	57
	Financial Results/Director and Statutory Reports	57
VII.	Social and Environmental	57
	Endorsement of Principles	58
	Animal Welfare	58
	Animal Welfare Policies	58
	Animal Testing	58
	Animal Slaughter	58
	Consumer Issues	59
	Genetically Modified Ingredients	59
	Reports on Potentially Controversial Business/Financial Practices	59
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	59
	Product Safety and Toxic/Hazardous Materials	60
	Tobacco-Related Proposals	60
	Climate Change	61
	Say on Climate (SoC) Management Proposals	61
	Say on Climate (SoC) Shareholder Proposals	62
	Climate Change/Greenhouse Gas (GHG) Emissions	62
	Energy Efficiency	63
	Renewable Energy	63
	Diversity	63
	Board Diversity	63
	Equality of Opportunity	64
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	64
	Gender, Race/ Ethnicity Pay Gap	64
	Racial Equity and/or Civil Rights Audit Guidelines	65
	Environment and Sustainability	65
	Facility and Workplace Safety	65
	General Environmental Proposals and Community Impact Assessments	66

	Hydraulic Fracturing	66
	Operations in Protected Areas	66
	Recycling	66
	Sustainability Reporting	67
	Water Issues	67
	General Corporate Issues	67
	Charitable Contributions	67
	Data Security, Privacy, and Internet Issues	67
	Environmental, Social, and Governance (ESG) Compensation-Related Proposals	68
	Human Rights, Labor Issues, and International Operations	68
	Human Rights Proposals	68
	Operations in High Risk Markets	69
	Outsourcing/Offshoring	69
	Weapons and Military Sales	69
	Mandatory Arbitration	70
	Sexual Harassment	70
	Political Activities	70
	Lobbying	70
	Political Contributions	70
	Political Ties	71
VIII.	Mutual Fund Proxies	71
	Election of Directors	71
	Converting Closed-end Fund to Open-end Fund	71
	Proxy Contests	72
	Investment Advisory Agreements	72
	Approving New Classes or Series of Shares	72
	Preferred Stock Proposals	72
	1940 Act Policies (U.S.)	73
	Changing a Fundamental Restriction to a Nonfundamental Restriction	73
	Change Fundamental Investment Objective to Nonfundamental	73
	Name Change Proposals	73
	Change in Fund's Subclassification	73
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	74
	Disposition of Assets/Termination/Liquidation	74
	Changes to the Charter Document	74
	Changing the Domicile of a Fund	75
	Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval	75
	Distribution Agreements	75
	Master-Feeder Structure	75

	Mergers	75
	Closed End Funds-Unilateral Opt-in to Control Share Acquisition Statutes	76
	Shareholder Proposals for Mutual Funds	76
	Reimburse Shareholder for Expenses Incurred	76
	Terminate the Investment Advisor	76

	AUSTRALIA AND NEW ZEALAND
I.	General	77
	Constitutional Amendment	77
	Renewal of "Proportional Takeover" Clause in Constitution	77
	Significant Change in Activities	77
II.	Share Capital	77
	Non-Voting Shares	77
	Reduction of Share Capital: Cash Consideration Payable to Shareholders	77
	Reduction of Share Capital: Absorption of Losses	78
	Buybacks/Repurchases	78
III.	Board of Directors	78
	Voting on Director Nominees in Uncontested Elections	78
	Attendance (Australia)	78
	Independence (Australia)	78
	Combined Chair and CEO (Australia)	79
	Problematic Remuneration Practices (Australia)	79
	Shareholder Nominees	80
	Removal of Directors (New Zealand)	80
IV.	Remuneration	80
	Remuneration Report (Australia)	80
	Remuneration of Executive Directors: Share Incentive Schemes (Australia)	81
	Remuneration of Executives: Options and Other Long-Term Incentives	82
	Non-Executive Director Perks/Fringe Benefits (Australia)	84
	Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap	84
	Remuneration of Non-Executive Directors: Issue of Options (New Zealand)	85
	Remuneration of Non-Executive Directors: Approval of Share Plan	85
	Transparency of CEO Incentives (New Zealand)	85
	Shareholder Resolutions (New Zealand)	86

	BRAZIL
I.	Board of Directors	87
	Minimum Independent Levels	87
	Election of Minority Nominees (Separate Election)	87

Installation of Fiscal Council		88
Combined Chairman/CEO		88
Board Structure		88
II.	Capital Structure	88
Share Repurchase Plans		88
III.	Compensation	89
Management Compensation		89
Compensation Plans		89
IV.	Other	90
Items Antitakeover Mechanisms		90

CANADA: TSX- LISTED AND VENTURE LISTED COMPANIES
I.	Board of Directors	91
Director Elections		91
Gender Diversity		91
Audit Fee Disclosure		92
Director Attendance		92
Board Responsiveness		92
Unilateral Adoption of an Advance Notice Provision		92
Externally-Managed Issuers (EMIs)		92
Proxy Access		93
	Proxy Contests – Voting for Director Nominees in Contested Elections	93
II.	Shareholder Rights & Defenses	93
Advance Notice Requirements		93
Enhanced Shareholder Meeting Quorum for Contested Director Elections		95
Appointment of Additional Directors Between Annual Meetings		95
Article/By-law Amendments		95
Confidential Voting		96
Poison Pills (Shareholder Rights Plans)		96
Exclusive Forum Proposals		97
III.	Capital/ Restructuring	97
Increases in Authorized Capital		97
Private Placement Issuances		97
Blank Check Preferred Stock		98
Dual-class Stock		98
Escrow Agreements		98
IV.	Compensation	99
Pay for Performance Evaluation		99
	Step I: Quantitative Screen	99

	Relative	99
	Absolute	99
	Step II: Qualitative Analysis	99
	Problematic Pay Practices	100
	Equity-Based Compensation Plans	101
	Plan Cost	102
	Overriding Negative Factors	103
	Plan Amendment Provisions	103
	Non- Executive Director (NED) Participation	103
	Limited Participation	103
	Individual Grants	103
	Employee Stock Purchase Plans (ESPPs, ESOPs)	104
	Management Deferred Share Unit (DSU) Plans	104
	Non- Executive Director (NED) Deferred Share Unit (DSU) Plans	105
	Problematic Director Compensation Practices	106
	Shareholder Proposals on Compensation	106
	Shareholder Advisory Vote Proposals	106
	Supplemental Executive Retirement Plan (SERP) Proposals	106

	CHINA AND HONG KONG
I.	Board of Directors	108
	Voting for Director Nominees in Uncontested Elections (Hong Kong)	108
	Independence and Composition	108
II.	Remuneration	109
	Director Remuneration	109
	Equity-based Compensation	109
	Employee Stock Purchase Plans	110
III.	Capital Raising	110
	Share Issuance Requests	110
	Share Repurchase Plans (Repurchase Mandate) (Hong Kong)	110
	Reissuance of Shares Repurchased (Share Reissuance Mandate) (Hong Kong)	110
	A-share Private Placement Issuance Requests (Hong Kong)	111
	Adjustments of Conversion Price of Outstanding Convertible Bonds	111
	Debt Issuance Request/Increase in Borrowing Powers	111
	Provision of Guarantees/ Loan Guarantee Requests	112
IV.	Amendments to Articles of Association/ Company By-laws	112
	Communist Party Committee	112
	Other Article of Association/By-law Amendments	112

V.	Related Party Transactions	113
Loan Financing Requests		113
Group Finance Companies		113
VI.	Proposals to Invest in Financial Products Using Idle Funds	113

CONTINENTAL EUROPE
I.	Operational Items	114
Appointment of Auditors and Auditor Fees		114
Approval of Non-financial Information Statement/ Report		114
II.	Director Elections	114
Non-Contested Director Elections		114
	Director Terms	114
	Bundling of Proposals to Elect Directors	114
	Board Independence	115
Widely-held Controlled Companies and Non widely-held Companies		115
Widely-held Non-controlled Companies		115
	Disclosure of Names of Nominees	115
	Election of a Former CEO as Chairman of the Board	115
	Voto di Lista (Italy)	115
	One Board Seat per Director	116
	Composition of Committees	116
	Election of Censors (France)	117
	Board Gender Diversity	117
Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)		118
III.	Capital Structure	118
Share Issuance Requests		118
	General Issuances	118
	For French Companies	118
Increases in Authorized Capital		118
IV.	Compensation	119
Executive Compensation-related Proposals		119
Non-Executive Director Compensation		120
Equity-based Compensation Guidelines		121
Compensation-Related Voting Sanctions		121
Stock Option Plans – Adjustment for Dividend (Nordic Region)		122
Share Matching Plans (Sweden and Norway)		122
V.	Other Items	123
Antitakeover Mechanisms		123
Authority to Reduce Minimum Notice Period for Calling a Meeting		123
Auditor Report Including Related Party Transactions (France)		124

EUROPE, THE MIDDLE EAST, AND AFRICA
I.	Operational Items	125
Financial Results/Director and Auditor Reports		125
Appointment of Auditors and Auditor Fees		125
Donations		125
II.	Board of Directors	125
Board Independence		125
Committee Independence		126
Cumulative Voting System		126
III.	Capital Structure	127
Capital Structures		127
Preferred Stock		127
Debt Issuance Requests		127
IV.	Compensation	127
Remuneration Policy/Report		128
V.	Other Items	128
Related-Party Transactions		128

INDIA
I.	Board of Directors	129
Executive Appointment		129
Election of Directors		129
	Accountability	129
	Composition	129
Separation of Roles of Chair and CEO		129
II.	Remuneration	129
Director Commission and Executive Compensation		129
	Fees for Non-executive Directors	129
	Executive Compensation	130
Equity Compensation Plans		130
III.	Share Issuance Requests	131
Preferential Issuance Requests and Preferential Issuance of Warrants		131
Specific Issuance Requests		131
IV.	Debt Issuance Requests	131
Debt Related Proposals		131
Increase in Borrowing Powers		131
Pledging of Assets for Debt		132
Financial Assistance		132

V.	Miscellaneous	133
Accept Financial Statements and Statutory Reports		133
Acceptance of Deposits		133
Charitable Donations		133
Increase in Foreign Shareholding Limit		133

ISRAEL
I.	Operational Items	134
Appointment of Auditors and Auditor Fees		134
II.	Compensation	134
Executive Compensation-related Proposals		134
Non-Executive Director Compensation		135
Equity-based Compensation Guidelines		136

JAPAN
I.	Routine Miscellaneous	137
Income Allocation		137
Election of Statutory Auditors		137
II.	Election of Directors	137
Voting on Director Nominees in Uncontested Elections		137
III.	Article Amendments	138
Adoption of a U.S.-style Three Committee Board Structure		138
Adoption of a Board with Audit Committee Structure		138
Increase in Authorized Capital		139
Creation/Modification of Preferred Shares/Class Shares		139
Repurchase of Shares at Board’s Discretion		139
Allow Company to Make Rules Governing the Exercise of Shareholders’ Rights		139
Limit Rights of Odd Shareholders		139
Amendments Related to Takeover Defenses		139
Decrease in Maximum Board Size		139
Supermajority Vote Requirement to Remove a Director		140
Creation of Advisory Positions (Sodanyaku or Komon)		140
Payment of Dividends at the Board’s Discretion		140
Management Buyout Related Amendments		140
IV.	Compensation	140
Annual Bonuses for Directors/Statutory Auditors		140
Retirement Bonuses		140
Special Payments in Connection with Abolition of Retirement Bonus System		140
Stock Option Plans/Deep-Discounted Stock Option Plans		141
	Stock Option Plans	141

	Deep-Discounted Stock Option Plans	141
Director Compensation Ceiling		141
Statutory Auditor Compensation Ceiling		141

KOREA
I.	Election of Directors	142
Director Elections		142
	Independence	142
	Composition	142
Voting on Director Nominees in Contested Elections		142
II.	Audit Related	142
Election of Audit Committee Member(s)		142
Election of Internal Auditor(s)/ Establishment of Audit Committees		142
III.	Capital Structure/Restructuring	143
Stock Split		143
Spinoff Agreement		143
Reduction in Capital Accompanied by Cash Consideration		143
Reduction in Capital Not Accompanied by Cash Consideration		143
Merger Agreement, Sales/ Acquisition of Company Assets, and Formation of Holding Company		143
IV.	Compensation	144
Remuneration Cap for Directors		144
Remuneration Cap for Internal Auditors		144
Stock Option Grants		144
Amendments to Terms of Severance Payments to Executives		145
Stock Option Programs for the Employee Stock Ownership Plan		145
Golden Parachute Clause		145
V.	Routine/Miscellaneous	145
Authorizing Board to Approve Financial Statements and Income Allocation		145

RUSSIA AND KAZAKHSTAN
I.	Operation Items	146
Financial Results/Director and Auditor Reports		146
Appointment of Auditors and Auditor Fees		146
Appointment of Audit Commission		146
Early Termination of the Audit Commission		146
II.	Board of Directors	146
Cumulative Voting System		146
Early Termination of Powers of Board of Directors		147
Election of General Director (CEO)		147

Early Termination of Powers of General Director (CEO)		147
III.	Compensation	148
Non-Executive Director Compensation		148
Equity-based Compensation Guidelines		148

SINGAPORE
I.	Board of Directors	149
Voting for Director Nominees in Uncontested Elections- Independence and Composition		149
II.	Remuneration	150
Director Remuneration		150
Equity Compensation Plans		150
III.	Share Issuance Requests	150
Issuance Requests		150
General Issuance Requests – Real Estate Investment Trusts		151
Specific Issuance Requests		151
Share Repurchase Plans		151
IV.	Articles and By-law Amendments	151
V.	Related Party Transactions	151

SOUTH AFRICA
I.	Operational Items	152
Authority to Ratify and Execute Approved Resolutions		152
II.	Board of Directors	152
Voting on Director Nominees in Uncontested Elections		152
	Accountability	152
	Audit Committee Elections	152
	Social and Ethics Committee Elections	153
III.	Capital Structure	153
Share Issuance Authorities		153
Share Buyback Authorities		154
IV.	Remuneration	154
Fees for Non-Executive Directors		154
Approval of Remuneration Policy		154
Approval of Implementation Report		155
New Equity Incentive Scheme or Amendment to Existing Scheme		155
Financial Assistance		156
V.	Other Items	156
New Memorandum of Incorporation (MOI)/ Amendments to the MOI		156
Black Economic Empowerment (BEE) Transactions		156

Social and Ethics Committee Report		156

TAIWAN
I.	Allocation of Income and Dividends	157
Allocation of Income and Dividends		157
Cash Dividends or New Shares from Capital and Legal Reserves		157
Stock Dividends		157
II.	Capital Reduction	157
III.	Amendments to Company Articles/By-laws	158
Cash Dividend Distribution Plans		158
IV.	Capital Raising	158
V.	Compensation	158
Equity Based Compensation		158
VI.	Release of Restrictions on Directors Competitive Activities	158

UNITED KINGDOM AND IRELAND
I.	Operational Items	159
Accept Financial Statements and Statutory Reports		159
II.	The Board of Directors	159
Board Diversity		159
	Gender Diversity	159
	Ethnic Diversity	160
Board Independence and Tenure		160
Board and Committee Composition		161
III.	Compensation	162
Remuneration Policy		162
Remuneration Report		163
Approval of a New or Amended LTIP		164
IV.	Capital Structure	165
Authorize Issue of Equity with and without Pre-emptive Rights		165
Authorize Market Purchase of Ordinary Shares		165
V.	Other Items	166
Authorize EU Political Donations and Expenditure		166
Continuation of Investment Trust		166

END

Boston Partners

Proxy Voting Policies

As of March 2022

GENERAL POLICY

I. The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes for director nominees on a CASE-BY-CASE basis. Boston Partners will generally vote FOR director nominees when names of the nominee(s) and adequate disclosure have been provided in a timely manner, except under the following circumstances:

Independence

Vote AGAINST or WITHHOLD from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors) when:

1.	Independent directors comprise less than one-third of the board (Boston Partners will support higher thresholds required by local law or regulation);

2.	A non-independent director, not including employee/ labor representatives required to sit on a board committee(s) by law, serves on the audit, compensation, or nominating committee;

3.	The company lacks an audit, compensation or nominating committee so that the full board functions as that committee; or

4.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Vote AGAINST individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

Except in Japanese markets where no numerical threshold is used, Boston Partners uses a three-year cooling-off period in determining whether a nominee is or is not independent. However, Boston Partners will vote in accordance with specific country or region thresholds required by law.

Composition

Attendance at Board and Committee Meetings

Generally, vote AGAINST or WITHHOLD from directors (except nominees who served only part of the fiscal year) who attend less than 75 percent of the of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another filing. Acceptable reasons for director absences are generally limited to the following:

1.	Medical issues/illness;

2.	Family emergencies; and

3.	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote AGAINST or WITHHOLD from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors (Executive and Non-Executive)

Vote AGAINST non-CEO nominees sitting on more than four (4) total public company boards and AGAINST or WITHHOLD votes from CEOs sitting on more than three (3) total public company boards. Additionally, vote AGAINST nominees if they exceed lesser thresholders mandated by local country or regional laws.

Gender Diversity

Vote AGAINST majority gender board representatives of the nominating committee or majority gender nominees of the full board when no nominating committee exists (except nominees who served only part of the fiscal year) if there is not at least one (1) board member that is not of the majority board gender for boards with six (6) or fewer total members or at least two (2) board members that are not of the majority board gender for boards with seven (7) or greater board members.

Underrepresented1 Directors (U.S. Only)

Vote AGAINST board representatives of the nominating committee from represented communities or nominees of the full board from represented communities when no nominating committee exists (except nominees who served only part of the fiscal year) if: there is not at least one (1) board member from an underrepresented community on the board.

More Candidates than Seats

Where the number of candidates exceeds the number of board seats, vote FOR all or a limited number of the independent director nominees considering factors including, but not limited to, the following:

1.	Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;

2.	Nominee(s) qualification, knowledge, and experience;

3.	Attendance record of the director nominees;

4.	Company's free float.

1  A director from an underrepresented community is classified as an individual who is American Indian or Alaskan Native (a person having origins in any of the original peoples of North America, and who maintains cultural identification through tribal affiliation or community recognition); Asian or Pacific Islander (Native Hawaiian/ Other Pacific Islander); Black (a person having origins in any of the black racial groups of Africa); or Hispanic or Latino (speaking Spanish or descending from Spanish-speaking populations or people descending from Latin America including Brazil). If this policy is in conflict with Boston Partners’ Gender Diversity Policy, the matter will be referred to the Governance Committee for discussion and final determination on votes cast.

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or acted on a management proposal that was opposed by a majority of the shares cast in the previous year. Factors considered will be:

a.	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

b.	Rationale provided in the proxy statement for the level of implementation;

c.	The subject matter of the proposal;

d.	The level of support for and opposition to the resolution in past meetings;

e.	Actions taken by the board in response to the majority vote and its engagement with shareholders;

f.	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

g.	Other factors as appropriate.

2.	The board failed to act on takeover offers where the majority of shares are tendered;

3.	At the previous board election, any director received more than 50 percent AGAINST or WITHHOLD votes of the shares cast and the company has failed to address the issue(s) that caused the high AGAINST or WITHHOLD vote.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

1.	The company failed to respond to majority-supported shareholder proposals on executive pay topics.

2.	The company failed to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

a.	The company's response, including:

i.	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

ii.	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

iii.	Disclosure of specific and meaningful actions taken to address shareholders' concerns;

b.	Other recent compensation actions taken by the company;

c.	Whether the issues raised are recurring or isolated;

d.	The company's ownership structure; and

e.	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

3.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote AGAINST or WITHHOLD from the entire board of directors (except nominees being presented on a ballot for the first time or having served on a board less than a year, who should be considered CASE-BY-CASE depending on the timing of their appointment and the problematic governance issue in question) for the following:

Problematic Takeover Defenses/Governance Structure

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Poison Pills

Vote AGAINST or WITHHOLD from all nominees (except new nominees, who should be considered CASE-BY-CASE) if:

1.	The company has a poison pill that was not approved by shareholders. However, vote CASE-BY-CASE on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

2.	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

3.	The pill, whether short-term[2] or long-term, has a dead-hand or slow-hand feature.

Classified Board Structure

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a WITHHOLD or AGAINST vote is not up for election. All appropriate nominees (except new) may be held accountable.

2 If the short-term pill with a dead- hand or slow-hand feature is enacted but expires before the next shareholder vote, Boston Partners will generally still vote AGAINST or WITHHOLD from nominees at the next shareholder meeting following its adoption.

Removal of Shareholder Discretion on Classified Boards

The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation

The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

1.	A classified board structure;

2.	A supermajority vote requirement;

3.	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

4.	The inability of shareholders to call special meetings;

5.	The inability of shareholders to act by written consent;

6.	A multi-class capital structure; and/or

7.	A non-shareholder-approved poison pill.

Unilateral By-law/Charter Amendments and Problematic Capital Structures

Generally, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company's by-laws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

1.	The board's rationale for adopting the by-law/charter amendment without shareholder ratification;

2.	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

3.	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the by-laws/charter;

4.	The board's track record with regard to unilateral board action on by-law/charter amendments or other entrenchment provisions;

5.	Whether the amendment was made prior to or in connection with the company’s initial public offering;

6.	The company's ownership structure;

7.	The company's existing governance provisions;

8.	The timing of the board's amendment to the by-laws/charter in connection with a significant business development; and

9.	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote CASE-BY-CASE on director nominees. Generally, vote AGAINST (except new nominees, who should be considered CASE-BY-CASE) if the directors:

1.	Classified the board;

2.	Adopted supermajority vote requirements to amend the by-laws or charter; or

3.	Eliminated shareholders' ability to amend by-laws.

Problematic Capital Structure - Newly Public Companies

For newly public companies, generally vote AGAINST or WITHHOLD from the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered reasonable.

Continue to vote AGAINST or WITHHOLD from incumbent directors in subsequent years, unless the problematic capital structure is reversed, removed, or subject to a newly added reasonable sunset.

Common Stock Capital Structure with Unequal Voting Rights

Generally, vote WITHHOLD or AGAINST directors individually, committee members, or the entire board (except new nominees), who should be considered CASE-BY-CASE), if the company employs a common stock structure with unequal voting rights.

Exceptions to this policy will generally be limited to:

1.	Newly-public companies with a sunset provision of no more than seven years from the date of going public;

2.	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

3.	Situations where the unequal voting rights are considered de minimis; or

4.	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Problematic Governance Structure - Newly Public Companies

For newly public companies (generally defined as companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering), generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company's public offering, the company or its board adopted the following by-law or charter provisions that are considered materially adverse to shareholder rights:

1.	Supermajority vote requirements to amend the by-laws or charter;

2.	A classified board structure; or

3.	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote CASE-BY-CASE on director nominees in subsequent years.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals

Generally, vote AGAINST or WITHHOLD from the members of the governance committee if the company’s governing documents impose undue restrictions on shareholders’ ability to amend the by-laws. Such restrictions include but are not limited to outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote AGAINST or WITHHOLD on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding by-law amendments will generally be viewed as an insufficient restoration of shareholder’ rights. Generally, continue to vote AGAINST or WITHHOLD on an ongoing basis until shareholders are provided with an unfretted ability to amend the by-laws or a proposal providing for such unfretted right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.	The non-audit fees paid to the auditor are excessive (greater than 50 percent);

2.	The company receives an adverse opinion on the company’s financial statements from its auditor;

3.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;

4.	The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year; or

5.	There are clear concerns over questionable finances or restatements.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP or other acceptable accounting practices; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether AGAINST or WITHHOLD votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

2.	The company maintains significant problematic pay practices; or

3.	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally, vote AGAINST or WITHHOLD from the Compensation Committee chair, other committee members, or potentially the full board if:

1.	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

2.	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally, vote AGAINST members of the board committee responsible for approving/setting non-executive director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-executive director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

Vote AGAINST the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

1.	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

2.	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

3.	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

4.	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

5.	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters (those on the current Climate Action 100+ Focus Group list), through their operations or value chain, generally, vote FOR the incumbent chair of the responsible committee (or other directors) (or in the U.K. and Ireland, Russia, and Kazakhstan just the board chair) where Boston Partners determines that the company is taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in compliance:

1.	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

a.	Board governance measures;

b.	Corporate strategy;

c.	Risk management analyses; and

d.	Metrics and targets.

2.	Appropriate GHG emissions reduction targets.

“Appropriate GHG emissions reductions targets” will be any well-defined GHG reduction targets. Targets should cover at least a significant portion of the company’s direct emissions. Expectations about what constitutes “minimum steps to mitigate risks related to climate change” will increase over time.

Otherwise, vote CASE-BY-CASE.

Governance Failures

Vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board at any company whose board the director serves, due to:

1.	Criminal wrongdoing or material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at any company including, but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock;

2.	Failure to replace management or directors as appropriate; or

3.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Boston Partners will vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

1.	Company performance relative to its peers;

2.	Strategy of the incumbents versus the dissidents;

3.	Independence of directors/nominees;

4.	Experience and skills of board candidates;

5.	Governance profile of the company;

6.	Evidence of management entrenchment;

7.	Responsiveness to shareholders;

8.	Whether a takeover offer has been rebuffed;

9.	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Boston Partners will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to affect positive change? (i.e., maximize long-term shareholder value).

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

1.	Long-term financial performance of the company relative to its industry;

2.	Management’s track record;

3.	Background to the contested election;

4.	Nominee qualifications (both slates) and any compensatory arrangements;

5.	Strategic plan of dissident slate and quality of the critique against management;

6.	Likelihood that the proposed goals and objectives can be achieved (both slates); and

7.	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote CASE-BY-CASE considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Bundled and Unbundled Elections

Vote FOR the bundled election of nominees unless:

1.	Adequate disclosure has not been provided in a timely manner, including nominee name(s);

2.	There are clear concerns over questionable finances or restatements;

3.	There have been questionable transactions with conflicts of interest (;

4.	There are any records of abuses against minority shareholder interests;

5.	The board fails to meet minimum corporate governance standards;

6.	There are specific concerns about individual nominees, such as criminal wrongdoing or breach of fiduciary responsibilities;

7.	The company does not comply with market legal requirements for minimum board independence or the board is not at least one-third independent, whichever is higher; or

8.	Repeated absences at board and key committee meetings (less than 75 percent attendance) have not been explained (in countries where this information is disclosed).

In an unbundled election, generally vote FOR all director nominees, unless:

1.	The company has not provided adequate disclosure of the proposed nominees;

2.	There are concerns regarding the candidate(s) and/or the company; or

3.	The board does not meet a one-third independence threshold, or the threshold required by local regulations. If the proposed board falls below one-third independence or market regulation requirements, vote FOR the independent nominees presented individually, and vote AGAINST the non-independent candidates.

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally, vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside through term limits.

Boston Partners follows respective market thresholds for independence determinations.

Board Size

Vote FOR proposals seeking to fix the size of the board. Vote AGAINST if the proposal would result in the board size being fewer than five (5) or more than fifteen (15) seats.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Classification/Declassification of the Board

Vote AGAINST proposals to classify or stagger the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally, vote FOR proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

1.	The reasonableness/scope of the request; and

2.	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally, vote AGAINST management proposals to eliminate cumulative voting unless:

1.	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

2.	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%). Vote FOR shareholder proposals that restore or introduce cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals concerning director and officer indemnification and liability protection taking into account the following:

1.	Safeguards to prevent potential conflict of interests, including the independence of the decision-making process for approval of indemnification coverage;

2.	The disclosure of a publicly available, board approved indemnification policy;

3.	Clear description of acts and events that can and cannot be covered by the indemnity policy or contract;

4.	Information regarding potential financial impact of the indemnity policy or contracts to the company;

5.	Eligible beneficiaries of the policy, including the length of the post-employment period that will be covered by the policy or contract;

6.	Treatment of indemnity payments already made in the event of a final irreversible court ruling has determined that associated actions were outside the scope of indemnification coverage.

Vote AGAINST proposals that would:

1.	Limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care;

2.	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness;

3.	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify;

4.	Allow indemnity coverage for current and/or former director, officers, and/or fiscal council members who have entered into leniency agreements with the country's authorities in the context of corruption investigations; and

5.	Allow indemnity coverage of acts committed outside the normal exercise of duties of the administrator, acts performed in bad faith, malice, or fraud, or acts committed in detriment of the company’s best interest.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

1.	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

2.	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

1.	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

2.	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

3.	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

4.	The scope and structure of the proposal.

Establish Other Board Committee Proposals

Generally, vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

1.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

2.	Level of disclosure regarding the issue for which board oversight is sought;

3.	Company performance related to the issue for which board oversight is sought;

4.	Board committee structure compared to that of other companies in its industry sector; and

5.	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Vote CASE-BY-CASE when a company proposes to dismiss directors, paying particular attention, but not limited, to:

1.	Whether the company has presented a compelling rationale for the request, and

2.	Whether the newly proposed board is one-third independent.

Generally, vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

1.	A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

2.	Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

3.	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director and FOR the separation of the offices of CEO and chair.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Majority Vote Standard for the Election of Directors

Vote for proposals requiring a majority vote standard.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

Generally, vote FOR management and shareholder proposals for proxy access with the following provisions:

1.	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

2.	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

3.	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

4.	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally, vote AGAINST proposals that are more restrictive than these guidelines.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally, vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

1.	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

2.	Effectively disclosed information with respect to this structure to its shareholders;

3.	Company has not ignored majority-supported shareholder proposals or a majority WITHHOLD vote on a director nominee; and

4.	The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

II. Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

1.	The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;

2.	The motivation and rationale for establishing the agreements;

3.	The quality of the company’s disclosure; and

4.	The company’s historical practices in the audit area.

Vote AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST proposals that would indemnify external auditors.

Auditor Ratification/Reelection

Vote AGAINST incumbent audit committee members if the ratification of auditors is not up for shareholder vote. (U.S. only). This does not apply to mutual fund companies.

Vote FOR proposals to ratify/reelect auditors and/or proposals authorizing the board to fix auditor fees, unless:

1.	The name(s) of the proposed auditors has not been published;

2.	The auditors are being changed without explanation;

3.	An auditor has a financial interest in or association with the company, for example, external auditors have previously served the company in an executive capacity and is therefore not independent;

4.	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

5.	There are serious concerns about the accounts presented or the procedures used by the auditor or poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP or other acceptable accounting standards;

6.	The profile of the new audit firm being appointed is not disclosed or not available in the public domain; or

7.	Fees for non-audit services (“Other” fees) are excessive (greater than 50 percent).

Non-audit fees are excessive if Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, Boston Partners may vote AGAINST the auditor's (re)election. For concerns related to fees paid to the auditors, Boston Partners may vote AGAINST remuneration of auditors if this is a separate voting item; otherwise Boston Partners may vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

1.	There are serious concerns about the statutory reports presented or the audit procedures used;

2.	Questions exist concerning any of the statutory auditors being appointed; or

3.	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

1.	The tenure of the audit firm;

2.	The length of rotation specified in the proposal;

3.	Any significant audit-related issues at the company;

4.	The number of Audit Committee meetings held each year;

5.	The number of financial experts serving on the committee; and

6.	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

III. Shareholder Rights and Defenses

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend By-laws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the by-laws.

Vote CASE-BY-CASE on proposals giving the board the ability to amend the by-laws in addition to shareholders, taking into account the following:

1.	Any impediments to shareholders' ability to amend the by-laws (i.e. supermajority voting requirements);

2.	The company's ownership structure and historical voting turnout;

3.	Whether the board could amend by-laws adopted by shareholders; and

4.	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or by-law amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting By-law Provisions) (U.S. only)

Generally, vote FOR federal selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote AGAINST provisions that restrict the forum to a particular federal district court; unilateral adoption (without shareholder vote) of such a provision will generally be considered a one-time failure under our Unilateral By-law/Charter Amendments policy.

Generally, vote FOR charter or by-law provisions that specify courts located within the state of Delaware as the exclusive for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote CASE-BY-CASE on exclusive forum provisions, taking into consideration:

1.	The company's stated rationale for adopting such a provision;

2.	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

3.	The breadth of application of the charter or by-law provision, including the types of lawsuits to which it would apply and the definition of key terms; and

4.	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or by-laws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally, vote AGAINST provisions that specify a state other than the state of incorporation as the exclusive forum of corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under our Unilateral By-law/Charter Amendments policy.

Generally, vote AGAINST provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under our Unilateral By-law/Charter Amendments policy.

Poison Pills (Shareholder Rights Plans)

Generally. vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

1.	Shareholders have approved the adoption of the plan; or

2.	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

1.	No lower than a 20 percent trigger, flip-in or flip-over;

2.	A term of no more than three years;

3.	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

4.	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Losses (NOLs) Protective Amendments and Management Proposals to Ratify a Pill to Preserve NOLs

Vote AGAINST proposals to adopt a protective amendment or poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the protective amendment or pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for protective amendments or poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

1.	The ownership threshold to transfer (NOL protective amendments and pills generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

2.	The value of the NOLs;

3.	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

4.	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

5.	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

Vote CASE-BY-CASE on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

1.	The scope and structure of the proposal;

2.	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;

3.	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

4.	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

5.	Any recent controversies or concerns related to the company's proxy voting mechanics;

6.	Any unintended consequences resulting from implementation of the proposal; and

7.	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or By-law Provisions

Generally, vote AGAINST management proposals to ratify provisions of the company’s existing charter or by-laws, unless these governance provisions align with best practice.

In addition, voting AGAINST or WITHHOLD from individual directors, members of the governance committee, or the full board may be warranted, considering:

1.	The presence of a shareholder proposal addressing the same issue on the same ballot;

2.	The board's rationale for seeking ratification;

3.	Disclosure of actions to be taken by the board should the ratification proposal fail;

4.	Disclosure of shareholder engagement regarding the board’s ratification request;

5.	The level of impairment to shareholders' rights caused by the existing provision;

6.	The history of management and shareholder proposals on the provision at the company’s past meetings;

7.	Whether the current provision was adopted in response to the shareholder proposal;

8.	The company's ownership structure; and

9.	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally, vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

1.	The election of fewer than 50 percent of the directors to be elected is contested in the election;

2.	One or more of the dissident’s candidates is elected;

3.	Shareholders are not permitted to cumulate their votes for directors; and

4.	The election occurred, and the expenses were incurred, after the adoption of this by-law.

Reincorporation Proposals

Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY -CASE, giving consideration to both financial and corporate governance concerns including the following:

1.	Reasons for reincorporation;

2.	Comparison of company's governance practices and provisions prior to and following the reincorporation; and

3.	Comparison of corporation laws of original state and destination state.

4.	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings as long as the proposed minimum threshold is 10 percent or higher, with 10 percent being the preferred percentage.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements.

IV. Capital/ Restructuring

Adjustments to Par Value of Common Stock

In the U.S. and Korea, vote FOR proposals to reduce/adjust the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote FOR management proposals to eliminate par value.

For countries and regions outside the U.S., vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Shelf Registration Program

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a CASE-BY-CASE basis, taking into consideration, but not limited to, the following:

1.	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;

2.	Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and

3.	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns

Common Stock Authorization/ Share Issuance Requests

General Authorization Requests

Vote FOR proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

1.	With preemptive rights to a maximum of 50 percent over currently issued capital;

2.	Without preemptive rights to a maximum of 10 percent of currently issued capital;

3.	In Malaysia, for real estate investment trusts (REITs), issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital;

4.	In the U.S., in the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

In the U.S., generally vote AGAINST proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

1.	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

2.	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

3.	The company has a non-shareholder approved poison pill (including an NOL pill); or

4.	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote FOR proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

1.	In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

2.	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

3.	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote WITHHOLD or AGAINST all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

In the U.S., generally, vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support.

For such transactions, the allowable increase will be the greater of:

1.	twice the amount needed to support the transactions on the ballot, and

2.	the allowable increase as calculated for general issuances above.

Elsewhere, vote FOR specific proposals to increase authorized capital to any amount, unless:

1.	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

2.	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis

Dual Class Structure

Generally, vote AGAINST proposals to create or maintain a new class of common stock unless:

1.	The company discloses a compelling rationale for the dual-class capital structure, such as:

a.	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

b.	The new class of shares will be transitory;

2.	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

3.	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

We vote FOR proposals to create preemptive rights and AGAINST proposals to eliminate preemptive rights.

Preferred Stock Authorization

General Authorization Requests

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote CASE-BY-CASE on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

1.	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

2.	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

3.	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

4.	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

5.	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally, vote AGAINST proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

1.	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;

2.	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders "supervoting shares");

3.	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they're convertible ("supervoting shares") on matters that do not solely affect the rights of preferred stockholders;

4.	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

5.	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

6.	The company has a non-shareholder approved poison pill (including an NOL pill); or

7.	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote FOR proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

1.	In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

2.	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

3.	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote WITHHOLD or AGAINST all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Generally vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

1.	twice the amount needed to support the transactions on the ballot, and

2.	the allowable increase as calculated for general issuances above.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issue requests.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

1.	More simplified capital structure;

2.	Enhanced liquidity;

3.	Fairness of conversion terms;

4.	Impact on voting power and dividends;

5.	Reasons for the reclassification;

6.	Conflicts of interest; and

7.	Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split if:

1.	The number of authorized shares will be proportionately reduced; or

2.	The effective increase in authorized shares is equal to or less than the allowable increase.

Vote CASE-BY-CASE on proposals that do not meet either of the above conditions, taking into consideration the following factors:

1.	Stock exchange notification to the company of a potential delisting;

2.	Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;

3.	The company's rationale; or

4.	Other factors as applicable.

Share Repurchase Programs

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

1.	Greenmail,

2.	The use of buybacks to inappropriately manipulate incentive compensation metrics,

3.	Threats to the company's long-term viability, or

4.	Other company-specific factors as warranted.

Vote CASE-BY-CASE on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Generally, vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10 percent of issued share capital;

2.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

3.	A duration that does not exceed market practice. In Asian markets, a duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Boston Partners may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

2.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, Boston Partners will evaluate the proposal based on the company’s historical practice. However, Boston Partners expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

2.	A duration of no more than 18 months.

In addition, Boston Partners will vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;

2.	There is clear evidence of abuse;

3.	There is no safeguard against selective buybacks; and/or

4.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase(s).

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

1.	Adverse governance changes;

2.	Excessive increases in authorized capital stock;

3.	Unfair method of distribution;

4.	Diminution of voting rights;

5.	Adverse conversion features;

6.	Negative impact on stock option plans; and

7.	Alternatives such as spin-off.

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

1.	Purchase price;

2.	Fairness opinion;

3.	Financial and strategic benefits;

4.	How the deal was negotiated;

5.	Conflicts of interest;

6.	Other alternatives for the business;

7.	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

1.	Impact on the balance sheet/working capital;

2.	Potential elimination of diseconomies;

3.	Anticipated financial and operating benefits;

4.	Anticipated use of funds;

5.	Value received for the asset;

6.	Fairness opinion;

7.	How the deal was negotiated;

8.	Conflicts of interest.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares, with or without preemptive rights, and to issue shares as part of a debt restructuring plan, after evaluating:

1.	Dilution to existing shareholders' positions;

2.	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

3.	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;

4.	Management's efforts to pursue other alternatives;

5.	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

6.	Conflict of interest - arm's length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

1.	The reasons for the change;

2.	Any financial or tax benefits;

3.	Regulatory benefits;

4.	Increases in capital structure; and

5.	Changes to the articles of incorporation or by-laws of the company.

Absent compelling financial reasons for the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

1.	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

2.	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

1.	Offer price/premium;

2.	Fairness opinion;

3.	How the deal was negotiated;

4.	Conflicts of interest;

5.	Other alternatives/offers considered; and

6.	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

1.	Whether the company has attained benefits from being publicly traded (examination of trading volume, liquidity, and market research of the stock);

2.	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

a.       Are all shareholders able to participate in the transaction?

b.       Will there be a liquid market for remaining shareholders following the transaction?

c.       Does the company have strong corporate governance?

d.       Will insiders reap the gains of control following the proposed transaction?

e.       Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

1.	Percentage of assets/business contributed;

2.	Percentage ownership;

3.	Financial and strategic benefits;

4.	Governance structure;

5.	Conflicts of interest;

6.	Other alternatives; and

7.	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

1.	Management’s efforts to pursue other alternatives;

2.	Appraisal value of assets; and

3.	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

1.	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

2.	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

3.	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

4.	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

5.	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

6.	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

1.	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances, from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

2.	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

a.	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

b.	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

3.	Financial issues:

a.	The company's financial condition;

b.	Degree of need for capital;

c.	Use of proceeds;

d.	Effect of the financing on the company's cost of capital;

e.	Current and proposed cash burn rate;

f.	Going concern viability and the state of the capital and credit markets.

4.	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

5.	Control issues:

a.	Change in management;

b.	Change in control;

c.	Guaranteed board and committee seats;

d.	Standstill provisions;

e.	Voting agreements;

f.	Veto power over certain corporate actions; and

g.	Minority versus majority ownership and corresponding minority discount or majority control premium.

6.	Conflicts of interest:

a.	Conflicts of interest should be viewed from the perspective of the company and the investor.

b.	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

7.	Market reaction: The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

1.	Estimated value and financial prospects of the reorganized company;

2.	Percentage ownership of current shareholders in the reorganized company;

3.	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

4.	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

5.	Existence of a superior alternative to the plan of reorganization; and

6.	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

1.	Valuation

2.	Market reaction

3.	Deal timing

4.	Negotiations and process.

5.	Conflicts of interest

6.	Voting agreements

7.	Governance

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Vote CASE-BY-CASE on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

1.	Tax and regulatory advantages;

2.	Planned use of the sale proceeds;

3.	Valuation of spinoff;

4.	Fairness opinion;

5.	Benefits to the parent company;

6.	Conflicts of interest;

7.	Managerial incentives;

8.	Corporate governance changes;

9.	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

1.	Hiring a financial advisor to explore strategic alternatives;

2.	Selling the company; or

3.	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

1.	Prolonged poor performance with no turnaround in sight;

2.	Signs of entrenched board and management (such as the adoption of takeover defenses);

3.	Strategic plan in place for improving value;

4.	Likelihood of receiving reasonable value in a sale or dissolution; and

5.	The company actively exploring its strategic options, including retaining a financial advisor.

V. Compensation

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

1.	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

2.	The company maintains significant problematic pay practices;

3.	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.	There is no SOP on the ballot, and an AGAINST vote on SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

2.	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

3.	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

4.	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

Analysis considers the following:

1.	Peer Group Alignment:

a.	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

b.	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

c.	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

1.	The ratio of performance- to time-based incentive awards;

2.	The overall ratio of performance-based compensation;

3.	The completeness of disclosure and rigor of performance goals;

4.	The company's peer group benchmarking practices;

5.	Actual results of financial/operational metrics, both absolute and relative to peers;

6.	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

7.	Realizable pay compared to grant pay; and

8.	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

1.	Problematic practices related to non-performance-based compensation elements;

2.	Incentives that may motivate excessive risk-taking or present a windfall risk; and

3.	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in an adverse vote:

1.	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

2.	Extraordinary perquisites or tax gross-ups;

3.	New or materially amended agreements that provide for:

a.	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

b.	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;

c.	CIC excise tax gross-up entitlements (including "modified" gross-ups);

d.	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

e.	Liberal CIC definition combined with any single-trigger CIC benefits;

4.	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;

5.	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

1.	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

2.	Duration of options backdating;

3.	Size of restatement due to options backdating;

4.	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

5.	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive and non-executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST vote include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

1.	Single- or modified-single-trigger cash severance;

2.	Single-trigger acceleration of unvested equity awards;

3.	Full acceleration of equity awards granted shortly before the change in control;

4.	Acceleration of performance awards above the target level of performance without compelling rationale;

5.	Excessive cash severance (generally >3x base salary and bonus);

6.	Excise tax gross-ups triggered and payable;

7.	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

8.	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

9.	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

1.	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

a.	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

b.	SVT based only on new shares requested plus shares remaining for future grants.

2.	Plan Features:

a.	General quality of disclosure, especially around vesting upon a change in control (CIC);

b.	Discretionary vesting authority;

c.	Liberal share recycling on various award types;

d.	Lack of minimum vesting period for grants made under the plan;

e.	Dividends payable prior to award vesting.

3.	Grant Practices:

a.	The company’s three-year burn rate relative to its industry/market cap peers (shouldn’t exceed 3.5%);

b.	Vesting requirements in CEO's recent equity grants (3-year look-back);

c.	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

d.	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

e.	Whether the company maintains a sufficient claw-back policy;

f.	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally, vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:

1.	Awards may vest in connection with a liberal change-of-control definition;

2.	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

3.	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

4.	The plan is excessively dilutive to shareholders' holdings;

5.	The plan contains an evergreen (automatic share replenishment) feature; or

6.	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors

SVT

The cost of the equity plans is expressed as SVT, which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above) . All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, SVT is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.

For meetings held prior to February 1, 2023, three-Year Burn Rate Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark.

For meetings held prior to February 1, 2023, a company’s adjusted burn rate is calculated as follows:

Burn Rate = (# of appreciation awards granted + # of full value awards granted * Volatility Multiplier) / Weighted average common shares outstanding

The Volatility Multiplier is used to provide more equivalent valuation between stock options and full value shares, based on the company’s historical stock price volatility.

Effective for meetings held on or after February 1, 2023, a "Value-Adjusted Burn Rate" is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year's burn-rate benchmark.

The Value-Adjusted Burn Rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Boston Partners will vote AGAINST plans if the three-year average adjusted and value adjusted burn rate exceeds 3.5 percent.

Egregious Factors

Liberal Change in Control Definition

Generally, vote AGAINST equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

1.	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

2.	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

3.	The cancellation of underwater options in exchange for stock awards; or

4.	Cash buyouts of underwater options.

While the above cover most types of repricing, Boston Partners may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote AGAINST or WITHHOLD from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by Boston Partners), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

May vote AGAINST the equity plan if the plan is determined to be a vehicle for pay-for -performance misalignment. Considerations in voting AGAINST the equity plan may include, but are not limited to:

1.	Severity of the pay-for-performance misalignment;

2.	Whether problematic equity grant practices are driving the misalignment; and/or

3.	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans

Vote CASE-BY-CASE on amendments to cash and equity incentive plans.

Generally, vote FOR proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal addresses administrative features only. Vote CASE-BY-CASE on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s).

Vote CASE-BY-CASE on all other proposals to amend equity incentive plans, considering the following:

1.	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

2.	If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

3.	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the vote will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two CASE-BY-CASE evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations: Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non- executive directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the SVT analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

1.	Purchase price is at least 85 percent of fair market value;

2.	Offering period is 27 months or less; and

3.	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

1.	Purchase price is less than 85 percent of fair market value; or

2.	Offering period is greater than 27 months; or

3.	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

1.	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

2.	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

3.	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

4.	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

1.	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

2.	Rationale for the re-pricing--was the stock price decline beyond management's control?;

3.	Is this a value-for-value exchange?;

4.	Are surrendered stock options added back to the plan reserve?;

5.	Timing--repricing should occur at least one year out from any precipitous drop in company's stock price;

6.	Option vesting--does the new option vest immediately or is there a black-out period?;

7.	Term of the option--the term should remain the same as that of the replaced option;

8.	Exercise price--should be set at fair market or a premium to market;

9.	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate (shouldn’t exceed 3.5%).

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote non- executive director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, no adjustments will be made to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

1.	Executive officers and non- executive directors are excluded from participating;

2.	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

3.	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

1.	Eligibility;

2.	Vesting;

3.	Bid-price;

4.	Term of options;

5.	Cost of the program and impact of the TSOs on company’s total option expense; and

6.	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Non- Executive Directors

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote CASE-BY-CASE on management proposals seeking ratification of non- executive director compensation, based on the following factors:

1.	If the equity plan under which non- executive director grants are made is bundled into a single resolution or is on the ballot, whether or not it warrants support; and

2.	An assessment of the following qualitative factors:

a.	The relative magnitude of director compensation as compared to companies of a similar profile;

b.	The presence of problematic pay practices relating to director compensation;

c.	Director stock ownership guidelines and holding requirements;

d.	Equity award vesting schedules;

e.	The mix of cash and equity-based compensation;

f.	Meaningful limits on director compensation;

g.	The availability of retirement benefits or perquisites; and

h.	The quality of disclosure surrounding director compensation.

Equity Plans for Non- Executive Directors

Vote CASE-BY-CASE on compensation plans for non- executive directors, based on:

1.	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

2.	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances) (shouldn’t exceed 3.5%); and

3.	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non- executive director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote CASE-BY-CASE on the plan taking into consideration the following qualitative factors:

1.	The relative magnitude of director compensation as compared to companies of a similar profile;

2.	The presence of problematic pay practices relating to director compensation;

3.	Director stock ownership guidelines and holding requirements;

4.	Equity award vesting schedules;

5.	The mix of cash and equity-based compensation;

6.	Meaningful limits on director compensation;

7.	The availability of retirement benefits or perquisites; and

8.	The quality of disclosure surrounding director compensation.

Non- Executive Director Retirement Plans

Vote AGAINST retirement plans for non- executive directors. Vote FOR shareholder proposals to eliminate retirement plans for non- executive directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

1.	The company’s past practices regarding equity and cash compensation;

2.	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

3.	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally, vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally, vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally, vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

Generally, vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

1.	The percentage/ratio of net shares required to be retained;

2.	The time period required to retain the shares;

3.	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

4.	Whether the company has any other policies aimed at mitigating risk taking by executives;

5.	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

6.	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation (U.S.)

Generally, vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives under U.S. Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices. Section 162(m) imposes a $1 million annual limit on the amount of compensation that a publicly held corporation can deduct with respect to certain executives.

Pay Disparity

Vote CASE-BY-CASE on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

1.	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

2.	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

3.	The level of shareholder support for the company's pay programs.

Generally, vote AGAINST proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

1.	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

2.	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

1.	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

2.	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

3.	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

4.	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

5.	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

1.	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

2.	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

3.	Can shareholders assess the correlation between pay and performance based on the current disclosure?

4.	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally, vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

5.	An executive may not trade in company stock outside the 10b5-1 Plan;

6.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

Generally, vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, Boston Partners will consider the following factors:

1.	If the company has adopted a formal recoupment policy;

2.	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

3.	Whether the company has chronic restatement history or material financial problems;

4.	Whether the company’s policy substantially addresses the concerns raised by the proponent;

5.	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

6.	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

1.	The triggering mechanism should be beyond the control of management;

2.	The amount should not exceed 2.99 times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

3.	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Proposals

Generally, vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Vote CASE-BY-CASE on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

1.	The frequency and timing of the company's share buybacks;

2.	The use of per-share metrics in incentive plans;

3.	The effect of recent buybacks on incentive metric results and payouts; and

4.	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

Generally, vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally, vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

Generally, vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

1.	The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally, vote FOR proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

VI. Routine/ Miscellaneous/ Operational

Adjourn Meeting

Generally, vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal. Otherwise, vote CASE-BY-CASE.

Amend Minor By-laws

Vote FOR by-law or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

Management Supported Shareholder Proposals: Reporting

Vote FOR shareholder proposals for additional reporting beyond what is regulatorily required when the proposal is supported by management.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

1.	The dividend payout ratio has been consistently below 30 percent (consistently low in Korea, Hong Kong, and Singapore) without adequate explanation or in the absence of positive shareholder returns; or

2.	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals considering whether the proposal is in line with market standards.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association (Bylaws), Board Policies, and Board Committees’ Charters

Vote amendments to the articles of association (bylaws), board policies or board Committees’ charters on a CASE-BY-CASE basis.

Generally, vote AGAINST if the draft of the current bylaws, board policies or board committees' charters and their proposed amendments are not disclosed or publicly available in a timely manner; if the proposed changes are not adequately highlighted in the shareholder notice; or the proposed amendments are not in shareholders’ interest.

Generally, vote FOR proposals where the changes are driven by regulatory or compliance considerations.

This policy applies to both bundled and unbundled proposals.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless a company has performed poorly for several years and the new business takes the company into risky areas and enterprises unrelated to its core business.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering long-term shareholder value for the company's existing shareholders and such factors including, but not limited to, the following:

1.	The parties on either side of the transaction;

2.	The nature of the asset to be transferred/service to be provided;

3.	The pricing of the transaction (and any associated professional valuation);

4.	The views of independent directors (where provided);

5.	The views of an independent financial adviser (where appointed);

6.	Whether any entities party to the transaction (including advisers) is conflicted; and

7.	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that Boston Partners deemed problematic and that was not put to a shareholder vote, Boston Partners may vote AGAINST the election of the director involved in the related-party transaction or the full board.

Generally, vote AGAINST perpetual arrangements where the transactions will not be subjected to further shareholder review going forward.

For proposals on royalty payments, vote on a CASE-BY-CASE basis based on disclosures provided.

Charitable Donations

Vote proposals seeking the approval of donations on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

1.	Size of the proposed donation request;

2.	The destination of the proposed allocation of funds; and

3.	The company’s historical donations practices, including allocations approved at prior shareholder meetings.

Virtual Meetings

Generally, vote FOR proposals allowing for the convening of hybrid shareholder meetings if it is clear that it is not the intention to hold virtual-only annual general meetings.

Generally, vote AGAINST proposals allowing for the convening of virtual-only shareholder meetings. However, if the company specifies in the articles that it intends to hold virtual only meetings only in unusual situations such as the spread of an infectious disease or the occurrence of a natural disaster, vote FOR the article amendments.

Financial Results/Director and Statutory Reports

Generally, vote FOR the approval of financial statements, report of the board of directors, independent auditor reports, and other statutory reports, unless:

1.	There are concerns about the accounts presented or audit procedures used; or

2.	The external auditor expresses no opinion or qualified opinion over the financial statements.

VII.       Social and Environmental

Generally, vote CASE-BY-CASE, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

1.	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

2.	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

3.	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

4.	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

5.	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;

6.	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

7.	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

Generally, vote AGAINST proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

Generally, vote FOR proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

1.	The company has already published a set of animal welfare standards and monitors compliance;

2.	The company’s standards are comparable to industry peers; and

3.	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

Animal Testing

Generally, vote AGAINST proposals to phase out the use of animals in product testing, unless:

1.	The company is conducting animal testing programs that are unnecessary or not required by regulation;

2.	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

3.	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

Generally, vote AGAINST proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

1.	The potential impact of such labeling on the company's business;

2.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

3.	Company’s current disclosure on the feasibility of GE product labeling.

Generally, vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally, vote AGAINST proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY-CASE on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

1.	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

2.	Whether the company has adequately disclosed the financial risks of the products/practices in question;

3.	Whether the company has been subject to violations of related laws or serious controversies; and

4.	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

Generally, vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote CASE-BY-CASE on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

1.	The potential for reputational, market, and regulatory risk exposure;

2.	Existing disclosure of relevant policies;

3.	Deviation from established industry norms;

4.	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

5.	Whether the proposal focuses on specific products or geographic regions;

6.	The potential burden and scope of the requested report;

7.	Recent significant controversies, litigation, or fines at the company.

Generally, vote FOR proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally, vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

Generally, vote FOR proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

1.	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

2.	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

3.	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

1.	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

2.	Current regulations in the markets in which the company operates; and

3.	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally, vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

1.	Recent related fines, controversies, or significant litigation;

2.	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

3.	Whether the company’s advertising restrictions deviate from those of industry peers;

4.	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

5.	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

1.	Whether the company complies with all laws and regulations;

2.	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

3.	The risk of any health-related liabilities.

Generally, vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally, vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

Vote CASE-BY-CASE on management proposals that request shareholders to approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

1.	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

2.	Disclosure of its operational supply chain GHG emissions (Scopes 1, 2, and 3);

3.	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scope 1, 2, and 3 if relevant);

4.	Whether the company has sought and approved third-party approval that its targets are science-based;

5.	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scope 1, 2, and 3) by 2050;

6.	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

7.	Whether the company’s climate data has received third-party assurance;

8.	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

9.	Whether there are specific industry decarbonization challenges; and

10.	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Unless there is a significant relevant controversy or the company significantly lags peers, generally, vote AGAINST shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan. If there is a significant relevant controversy or the company significantly lags peers, Boston Partners will taking the following into account:

1.	The completeness and rigor of the company’s climate-related disclosure;

2.	The company’s actual GHG emissions performance;

3.	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

4.	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

Generally, vote FOR resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

1.	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

2.	The company's level of disclosure compared to industry peers; and

3.	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally, vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

1.	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

2.	The company's level of disclosure is comparable to that of industry peers; and

3.	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

1.	Whether the company provides disclosure of year-over-year GHG emissions performance data;

2.	Whether company disclosure lags behind industry peers;

3.	The company's actual GHG emissions performance;

4.	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

5.	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

Generally, vote FOR proposals requesting that a company report on its energy efficiency policies, unless:

1.	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

2.	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

Generally, vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally, vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally, vote AGAINST proposals that call for the adoption of renewable energy goals, taking into account:

1.	The scope and structure of the proposal;

2.	The company's current level of disclosure on renewable energy use and GHG emissions; and

3.	The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

Generally, vote FOR requests for reports on a company's efforts to diversify the board, unless:

1.	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

2.	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

1.	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

2.	The level of gender and racial minority representation that exists at the company’s industry peers;

3.	The company’s established process for addressing gender and racial minority board representation;

4.	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

5.	The independence of the company’s nominating committee;

6.	Whether the company uses an outside search firm to identify potential director nominees; and

7.	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally, vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

1.	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

2.	The company already publicly discloses comprehensive workforce diversity data; and

3.	The company has no recent significant EEO-related violations or litigation.

Generally, vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally, vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally, vote AGAINST proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/ Ethnicity Pay Gap

Generally, vote CASE-BY-CASE on requests for reports on a company's pay data by gender, race, ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:

1.	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

2.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and

3.	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

4.	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

Vote CASE-BY-CASE on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

1.	The company’s established process or framework for addressing racial inequity and discrimination internally;

2.	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

3.	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

4.	The company’s track record in recent years of racial justice measures and outreach externally;

5.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination; and

6.	Whether the company’s actions are aligned with market norms on civil rights, and racial or ethnic diversity.

Environment and Sustainability

Facility and Workplace Safety

Vote CASE-BY-CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

1.	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

2.	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

3.	Recent significant controversies, fines, or violations related to workplace health and safety; and

4.	The company's workplace health and safety performance relative to industry peers.

Vote CASE-BY-CASE on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

1.	The company’s compliance with applicable regulations and guidelines;

2.	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

3.	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

1.	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

2.	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

3.	The nature, purpose, and scope of the company’s operations in the specific region(s);

4.	The degree to which company policies and procedures are consistent with industry norms; and

5.	The scope of the resolution.

Hydraulic Fracturing

Generally, vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

1.	The company's current level of disclosure of relevant policies and oversight mechanisms;

2.	The company's current level of such disclosure relative to its industry peers;

3.	Potential relevant local, state, or national regulatory developments; and

4.	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

Generally, vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

1.	Operations in the specified regions are not permitted by current laws or regulations;

2.	The company does not currently have operations or plans to develop operations in these protected regions; or

3.	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

1.	The nature of the company’s business;

2.	The current level of disclosure of the company's existing related programs;

3.	The timetable and methods of program implementation prescribed by the proposal;

4.	The company’s ability to address the issues raised in the proposal; and

5.	How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

Generally, vote FOR proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

1.	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

2.	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

1.	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

2.	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

3.	The potential financial impact or risk to the company associated with water-related concerns or issues; and

4.	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

Vote CASE-BY-CASE on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

1.	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

2.	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

3.	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

4.	Applicable market-specific laws or regulations that may be imposed on the company; and

5.	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

1.	The scope and prescriptive nature of the proposal;

2.	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

3.	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

4.	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

5.	The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

Generally, vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

1.	The degree to which existing relevant policies and practices are disclosed;

2.	Whether or not existing relevant policies are consistent with internationally recognized standards;

3.	Whether company facilities and those of its suppliers are monitored and how;

4.	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

5.	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

6.	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

7.	The scope of the request; and

8.	Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

1.	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

2.	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

3.	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

4.	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

1.	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

2.	Current disclosure of applicable risk assessment(s) and risk management procedures;

3.	Compliance with U.S. sanctions and laws;

4.	Consideration of other international policies, standards, and laws; and

5.	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

1.	Controversies surrounding operations in the relevant market(s);

2.	The value of the requested report to shareholders;

3.	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

4.	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally, vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Mandatory Arbitration

Vote CASE-BY-CASE on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

1.	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

2.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

3.	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Sexual Harassment

Vote CASE-BY-CASE on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

1.	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

2.	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to workplace sexual harassment issues; and

3.	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Political Activities

Lobbying

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

1.	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

2.	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

3.	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Political Contributions

Generally, vote CASE-BY-CASE on proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

1.	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

2.	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

3.	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Vote AGAINST proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally, vote AGAINST proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

1.	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

2.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

VIII.       Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

1.	Past performance as a closed-end fund;

2.	Market in which the fund invests;

3.	Measures taken by the board to address the discount; and

4.	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

1.	Past performance relative to its peers;

2.	Market in which the fund invests;

3.	Measures taken by the board to address the issues;

4.	Past shareholder activism, board activity, and votes on related proposals;

5.	Strategy of the incumbents versus the dissidents;

6.	Independence of directors;

7.	Experience and skills of director candidates;

8.	Governance profile of the company;

9.	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

1.	Proposed and current fee schedules;

2.	Fund category/investment objective;

3.	Performance benchmarks;

4.	Share price performance as compared with peers;

5.	Resulting fees relative to peers;

6.	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

1.	Stated specific financing purpose;

2.	Possible dilution for common shares;

3.	Whether the shares can be used for antitakeover purposes.

1940 Act Policies (U.S.)

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

1.	Potential competitiveness;

2.	Regulatory developments;

3.	Current and potential returns; and

4.	Current and potential risk.

Generally, vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

1.	The fund's target investments;

2.	The reasons given by the fund for the change; and

3.	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

1.	Political/economic changes in the target market;

2.	Consolidation in the target market; and

3.	Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

1.	Potential competitiveness;

2.	Current and potential returns;

3.	Risk of concentration;

4.	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

2.	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and

3.	The company has demonstrated responsible past use of share issuances by either:

a.	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

1.	Strategies employed to salvage the company;

2.	The fund’s past performance;

3.	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

1.	The degree of change implied by the proposal;

2.	The efficiencies that could result;

3.	The state of incorporation;

4.	Regulatory standards and implications.

Vote AGAINST any of the following changes:

1.	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

2.	Removal of shareholder approval requirement for amendments to the new declaration of trust;

3.	Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

4.	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

5.	Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements;

6.	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

1.	Regulations of both states;

2.	Required fundamental policies of both states;

3.	The increased flexibility available.

Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate sub-advisers without shareholder approval if the investment adviser currently employs only one sub-adviser.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

1.	Fees charged to comparably sized funds with similar objectives;

2.	The proposed distributor’s reputation and past performance;

3.	The competitiveness of the fund in the industry;

4.	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

1.	Resulting fee structure;

2.	Performance of both funds;

3.	Continuity of management personnel;

4.	Changes in corporate governance and their impact on shareholder rights.

Closed End Funds-Unilateral Opt-in to Control Share Acquisition Statutes

For closed-end management investment companies (“CEFs”), vote AGAINST or WITHHOLD from nominating/governance committee members (or other directors on a CASE-BY-CASE basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

1.	Performance of the fund’s Net Asset Value (NAV);

2.	The fund’s history of shareholder relations;

3.	The performance of other funds under the advisor’s management.

AUSTRALIA AND NEW ZEALAND

I.       General

Constitutional Amendment

Vote case-by case on proposals to amend the company's constitution.

Any proposals to amend the company's constitution, including updating of various clauses to reflect changes in corporate law, to complete replacement of an existing constitution with a new "plain language," and updated, version, are required to be approved by a special resolution (with a 75 percent super majority of votes cast requirement).

Renewal of "Proportional Takeover" Clause in Constitution

Vote FOR the renewal of the proportional takeover clause in the company’s constitution.

Significant Change in Activities

Vote FOR resolutions to change the nature or scale of business activities provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

II.       Share Capital

Non-Voting Shares

Vote AGAINST proposals to create a new class of non-voting or sub-voting shares. Only vote FOR if:

1.	It is intended for financing purposes with minimal or no dilution to current shareholders;

2.	It is not designed to preserve the voting power of an insider or significant shareholder.

Generally, vote FOR the cancellation of classes of non-voting or sub-voting shares.

Reduction of Share Capital: Cash Consideration Payable to Shareholders

Generally, vote FOR the reduction of share capital with the accompanying return of cash to shareholders.

Reduction of Share Capital: Absorption of Losses

Vote FOR reduction of share capital proposals, with absorption of losses as they represent routine accounting measures.

Buybacks/Repurchases

Generally, vote FOR requests to repurchase shares, unless:

1.	There is clear evidence available of past abuse of this authority; or

2.	It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

1.	Limitations on a company's ability to use the plan to repurchase shares from third parties at a premium;

2.	Limitations on the exercise of the authority to thwart takeover threats; and

3.	A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

III.       Board of Directors

Voting on Director Nominees in Uncontested Elections

Attendance (Australia)

Vote AGAINST director nominees that attended less than 75 percent of board and committee meetings over the fiscal year without a satisfactory explanation.

Generally, vote AGAINST the chairman or deputy chairman if no disclosure of board and/or committee attendance is provided. Subject to section 300(10) of the Corporations Act, an Australian listed company must include in its annual report information about each director’s attendance at board and committee meetings.

Independence (Australia)

Vote AGAINST a director nominee(s) in the following circumstances:

1.	The director nominee is an executive or board chair, and no “lead director” has been appointed from among the independent directors or other control mechanisms are in place. Exceptions may be made for company founders who are integral to the company or if other exceptional circumstances apply;

2.	The director nominee is an executive and a member of the audit committee or remuneration committee. In these situations, also vote AGAINST the chairman of the board and/or the chairman of the relevant committee;

3.	The director nominee is a former partner or employee of the company’s auditor who serves on the audit committee; and

4.	The director nominee is a former partner of the company’s audit firm and receives post-employment benefits.

If the board is not a majority (over 50 percent) independent, generally vote AGAINST nominees who are:

1.	Executive directors (except the CEO and founders integral to the company); or

2.	Non-independent NEDs whose presence causes the board not to be majority independent without sufficient justification. Exceptional factors may include:

a.	Whether a non-independent director represents a substantial shareholder owning at least 15 percent of the company’s shares and whose percentage board representation is proportionate to its ownership interest in the company; and

b.	The level of board independence (i.e. generally, a recommendation against non-independent directors if the board composition is wholly non-independent, whereas a CASE-BY-CASE analysis may be undertaken where a board is at or near 50% independent and the reasons for nonindependence of certain directors may include excessive board tenure greater than 12 years).

Combined Chair and CEO (Australia)

Generally, vote AGAINST a director who combines the CEO and chairman roles, unless the company provides strong justification as to why this non-standard governance arrangement is appropriate for the specific situation of the company. Exceptional circumstances may include a limited timeframe for the combined role upon departure of the CEO, or a non-operating, research, development or exploration company. In some circumstances an executive chair may be considered to effectively combine the chair and CEO roles, notwithstanding the presence of another director on the board with the title of CEO. In assessing this situation, Boston Partners will assess the disclosure surrounding the split of responsibilities and their comparative pay levels.

Problematic Remuneration Practices (Australia)

Generally, vote AGAINST members of the remuneration committee if the remuneration resolution at the previous general meeting (usually the previous year) received support of less than 75 percent of votes cast, taking into account:

1.	The company's response in addressing specific concerns, engagement with institutional investors, and other compensation practices;

2.	The company's ownership structure;

3.	Whether the issues are considered to be recurring or isolated;

4.	Whether the director has served on a remuneration committee of a non-associated company which has also demonstrated problematic remuneration practices; and

5.	Whether the level of support was less than 50 percent.

Shareholder Nominees

Generally, vote AGAINST shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote FOR such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Removal of Directors (New Zealand)

Vote CASE-BY-CASE on resolutions for the removal of directors, taking into consideration:

1.	Company performance relative to its peers;

2.	Strategy of the incumbents versus the dissidents;

3.	Independence of directors/nominees;

4.	Experience and skills of board candidates;

5.	Governance profile of the company;

6.	Evidence of management entrenchment;

7.	Responsiveness to shareholders; and,

8.	Level of disclosure by company to shareholders.

IV.       Remuneration

Remuneration Report (Australia)

Vote CASE-BY-CASE on the remuneration report, taking into account the pay of executives and non-executive directors, including where applicable:

1.	The quantum of total fixed remuneration and short-term incentive payments relative to peers;

2.	Whether any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

3.	The listed entity's workforce;

4.	Financial performance and alignment with shareholder returns;

5.	The adequacy and quality of the company's disclosure generally;

6.	The appropriateness and quality of the company's disclosure linking identified material business risks and pre-determined key performance indicators (KPIs) that determine annual variable executive compensation outcomes;

7.	The existence of appropriate performance criteria against which vesting and the quantum of cash and equity bonuses are assessed prior to any payment being made;

8.	Whether appropriate targets for incentives, including in the STI or LTI, are in place and are disclosed with an appropriate level of detail;

9.	Whether performance measures and targets for incentives, including in the STI and LTI, are measured over an appropriate period and are sufficiently stretching;

10.	Any special arrangements for new joiners were in line with good market practice;

11.	The remuneration committee exercised discretion appropriately, and such discretion is appropriately explained; and

12.	The alignment of CEO and executive pay with the company's financial performance and returns for shareholders.

Where a remuneration report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall qualified FOR vote whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

In cases where a serious breach of good practice, or departure from accepted market standards and shareholder requirements, is identified and typically where issues have been raised by shareholders over one or more years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may also receive a negative vote.

Elements of the remuneration report include:

1.	Base Pay;

2.	Superannuation, pension contributions and benefits;

3.	Short term incentive (STI);

4.	Long-term incentive (LTI);

5.	Dilution Limits;

6.	Malus/ clawback;

7.	Good leavers;

8.	Change in control;

9.	Shareholding requirement;

10.	Executive' service contracts, including exit payments;

11.	Arrangements for new joiners;

12.	Discretion;

13.	Non-executive director fees;

14.	All-employee schemes.

Remuneration of Executive Directors: Share Incentive Schemes (Australia)

Vote CASE-BY-CASE on share-based incentives for executive directors.

Remuneration of Executives: Options and Other Long-Term Incentives

Vote CASE-BY-CASE on options and long-term incentives for executives. Vote AGAINST plans and proposed grants under plans if:

1.	The company failed to disclose adequate information regarding any element of the scheme;

2.	The performance hurdles are not sufficiently demanding;

3.	The plan permits retesting of grants based on rolling performance;

4.	The plan allows for excessive dilution.

Evaluate long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

Exercise Price

1.	Option exercise prices should not be at a discount to market price at the grant date (in the absence of demanding performance hurdles).

2.	Plans should not allow the repricing of underwater options.

Vesting Period: Appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two to three years or less, this is generally considered too short).

Performance Hurdles

1.	Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).

2.	Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for sub-median performance.

3.	The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies – is generally considered a sufficiently demanding hurdle.

4.	A sliding-scale hurdle – under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no "cliff vesting").

5.	In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.

6.	In determining whether an absolute share price target is sufficiently stretching, take into consideration the company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.

7.	The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

8.	Support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

9.	Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.

10.	Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.

11.	For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

1.	Do not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for Boston Partners to vote AGAINST a particular options grant on the basis of excessive retesting.

2.	Generally, vote AGAINST incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

1.	The methodology for determining exercise price of options should be disclosed.

2.	Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.

3.	The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.

4.	Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

5.	If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

6.	The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

1.	Scheme should be open to all key executives.

2.	Scheme should not be open to non-executive directors.

Other

1.	Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).

2.	Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

Non-Executive Director Perks/Fringe Benefits (Australia)

Where a company provides fringe benefits to non-executive directors in addition to directors' board and committee fees, vote CASE-BY-CASE on:

1.	The remuneration report;

2.	Proposals to increase the non-executive directors’ aggregate fee cap; and/or

3.	The election of the chairman of the board, chairman of the remuneration committee, or any member of the remuneration committee standing for re-election.

Vote AGAINST when post-employment fringe benefits are paid to non-executive directors, which are often represented as an entitlement per year of service on the board of the company.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

Vote CASE-BY-CASE on resolution that seeks shareholder approval for an increase in the maximum aggregate level of fees payable to the company's non-executive directors.

In assessing director remuneration, consider how remuneration relates to shareholders’ interests, specifically:

1.	The size of the proposed increase;

2.	The level of fees compared to those at peer companies;

3.	The explanation the board has given for the proposed increase;

4.	Whether the company has discontinued retirement benefits;

5.	Whether there is sufficient capacity within the previously approved aggregate fee cap to accommodate any proposed increases in director's fees;

6.	The company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;

7.	The company’s policy and practices on non-executive director remuneration, including equity ownership;

8.	The number of directors presently on the board and any planned increases to the size of the board;

9.	The level of board turnover.

Generally, vote FOR a fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares.

In Australia, vote AGAINST the increase if the company has an active retirement benefits plan for non-executive directors. Vote AGAINST where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Issue of Options (New Zealand)

Generally, vote AGAINST the issue of options to non-executive directors.

Remuneration of Non-Executive Directors: Approval of Share Plan

For New Zealand, generally vote AGAINST the issue of options to non-executive directors. For Australia, generally, vote FOR the approval of NED share plans which are essentially salary-sacrifice structures and have the effect of increasing directors' shareholdings and alignment with investors.

Transparency of CEO Incentives (New Zealand)

Vote AGAINST the re-election of members of the remuneration committee if:

1.	The remuneration of the CEO is not subject to any shareholder approval or scrutiny; or

2.	There is evidence that the CEO has been granted a substantial quantity of equity incentives; and,

3.	There is no apparent credible explanation for the CEO not being a member of the board;

Shareholder Resolutions (New Zealand)

Generally, vote FOR appropriately-structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy.

BRAZIL

I. Board of Directors

Minimum Independent Levels

Vote AGAINST the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies would be less than 50 percent.3

Vote AGAINST the bundled election of directors if the post-election board of Nivel 1 and traditional companies would not have at least one-third of the board or two directors, whichever is higher, classified as independent.

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in Brazil.

Election of Minority Nominees (Separate Election)

Vote FOR the election of minority board nominees (ordinary and preferred holders), as well as minority fiscal council nominees, presented under a separate election when timely disclosure is provided of their names and biographical information, in the absence of other concerns regarding the proposed nominees. If competing minority nominees are disclosed by different minority shareholders, the contested election policy will be applied.

In the absence of timely disclosure regarding minority nominees, an ABSTAIN vote will be issued for the separate minority election proposal.

In the absence of publicly disclosed information regarding the existence of board nominees presented by minority shareholders, an ABSTAIN vote will be issued for the procedural question requesting a separate election for the election of a director appointed by minority ordinary and/or preferred shareholders.

For fiscal council elections, in the event of publicly-disclosed minority nominee(s), Boston Partners will prioritize the support for the election of minority representatives, issuing an ABSTAIN vote for the management nominees. In the absence of timely disclosure of a minority fiscal council nominee, an ABSTAIN vote will be recommended for the fiscal council minority separate election agenda item, with a vote recommendation presented for the management fiscal council nominees.

Boston Partners will vote on a best effort basis, whenever the names and biographical information of minority nominees are disclosed following the publication of the original report, up to a minimum of eight (8) days prior to the shareholder meeting, in which case priority will be given to allow minority shareholders to elect a representative to the board of directors and/or fiscal council.

3 2021 and 2022 are transitionary periods. Vote AGAINST proposed board with overall independence below 40 percent during this period.

Installation of Fiscal Council

Vote FOR approval of the fiscal council installation unless no fiscal council nominees, appointed by either the company's management or by minority shareholders, have been disclosed in a timely manner. Vote to ABSTAIN from such proposals in the absence of publicly disclosed candidates.

In the event management recommends against the installation of the fiscal council, vote CASE-BY-CASE.

Combined Chairman/CEO

Vote AGAINST the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa)–Novo Mercado, Nivel 2, and Nivel 1–if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Vote AGAINST the election of the company’s chairman, if the nominee is also the company’s CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa), Novo Mercado, Nivel 2, and Nivel 1–after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Board Structure

Vote AGAINST proposals to increase board terms.

II. Capital Structure

Share Repurchase Plans

Boston Partners will generally vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;

2.	There is clear evidence of abuse;

3.	There is no safeguard against selective buybacks; or

Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

III. Compensation

Management Compensation

Generally, vote FOR management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote AGAINST management compensation proposals when:

1.	The company fails to present a detailed remuneration proposal or the proposal lacks clarity;

2.	The company does not disclose the total remuneration of its highest-paid executive; or

3.	The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive’s pay.

Vote CASE-BY-CASE on global remuneration cap (or company’s total remuneration estimate, as applicable) proposals that represent a significant increase of the amount approved at the previous annual general meeting (year-over-year increase). When further scrutinizing year-over-year significant remuneration increases, jointly consider some or all of the following factors, as relevant:

1.	Whether there is a clearly stated and compelling rationale for the proposed increase;

2.	Whether the remuneration increase is aligned with the company’s long-term performance and/or operational performance targets disclosed by the company;

3.	Whether the company has had positive TSR for the most recent one- and/or three-year periods;

4.	Whether the relation between fixed and variable executive pay adequately aligns compensation with the company’s future performance.

Vote on a CASE-BY-CASE basis when the company proposes to amend previously-approved compensation caps, paying particular attention as to whether the company has presented a compelling rationale for the request.

Compensation Plans

Boston Partners will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value. Things to be considered include the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria; the potential for conflict of interests when administrators are also beneficiaries of the plan; and whether there are sufficient safeguards to mitigate such concerns are considered.

Vote AGAINST a stock option plan and/or restricted share plan, or an amendment to the plan, if:

1.	The plan lacks a minimum vesting cycle of three years;

2.	The plan permits options to be issued with an exercise price at a discount to the current market price, or permits restricted shares to be awarded (essentially shares with a 100 percent discount to market price), in the absence of explicitly stated, challenging performance hurdles related to the company’s historical financial performance or the industry benchmarks;

3.	The maximum dilution exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or

4.	Directors eligible to receive options or shares under the scheme are involved in the administration of the plan.

Vote on a CASE-BY-CASE basis if non-executive directors are among the plan’s potential beneficiaries, paying special attention to:

1.	Whether there are sufficient safeguards to ensure that beneficiaries do not participate in the plan’s administration; and

2.	The type of grant (if time-based, performance-based, or in lieu of cash), considering the long-term strategic role of boards of directors.

Specifically, for share matching plans, in addition to the abovementioned factors, vote AGAINST the plan, or an amendment to the plan, if:

1.	The shares to be acquired by the participant to become eligible to the share matching plan lack a minimum three-year lock-up period.

Furthermore, for share matching plans with no disclosed performance criteria, Boston Partners will vote AGAINST the plan if:

1.	The shares of the initial investment may be purchased by the participant at a discount to the market price;

2.	The initial investment is made using resources other than the annual variable remuneration received by the participant; or

3.	The plan lacks a reasonable ratio between the number of shares awarded by the company (matching) and each share acquired by the participant.

IV. Other

Items Antitakeover Mechanisms

Vote FOR mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange’s Novo Mercado listing segment:

1.	Ownership trigger of 30 percent or higher; and

2.	Reasonable pricing provisions.

CANADA: TSX- LISTED AND VENTURE LISTED COMPANIES

I. Board of Directors

Director Elections

Generally, vote WITHHOLD for all directors nominated only by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

Policy Considerations for Majority Owned Companies

Support a one -share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, non-management director nominees who are or who represent a controlling shareholder of a majority owned company may be supported if the company meets all of the following independence and governance criteria:

1.	The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;

2.	In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);

3.	If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;

4.	A majority of the audit and nominating committees should be either independent directors or in addition to at least one independent director, may be directors who are related to the controlling shareholder. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a director who is related to the controlling shareholder; and

5.	Prompt disclosure of detailed vote results following each shareholder meeting.

If any of the above independence and governance criteria are not met, the policy exemption will not be applied. This policy will not be considered at dual class companies having common shares with unequal voting or unequal board representation rights.

Gender Diversity

WITHOLD votes from the Chair of the Nominating Committee when the company has not disclosed a formal written gender diversity policy.

Audit Fee Disclosure

For TSX-listed companies, vote WITHHOLD for the members of the audit committee as constituted in the most recently completed fiscal year if no audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

For Canada Venture Listed companies, vote WITHHOLD for the members of the audit committee as constituted in the most recently completed fiscal year if no audit fee information is disclosed by the company within 120 days after its fiscal year end. In the event that the shareholders’ meeting at which ratification of auditors is a voting item is scheduled prior to the end of the 120 day reporting deadline and the audit fees for the most recently completed fiscal year have not yet been provided, the vote will be based on the fee disclosure for the prior fiscal year.

Director Attendance

Vote WITHHOLD for individual director nominees (except nominees who served for only part of the fiscal year or newly publicly listed companies or companies that have recently graduated to the TSX, should be considered CASE-BY-CASE) if the company has not adopted a majority voting director resignation policy and, if they have, a pattern of low attendance exists based on prior years’ meeting attendance.

Board Responsiveness

Vote WITHHOLD for continuing individual directors, nominating committee members, or the continuing members of the entire board of directors if at the previous board election, any director received more than 50 percent WITHHOLD votes of the votes cast under a majority voting director resignation policy and the nominating committee has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a CASE-BY-CASE basis;

Unilateral Adoption of an Advance Notice Provision

Vote WITHHOLD for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further WITHHOLD votes.

Externally-Managed Issuers (EMIs)

Vote CASE-BY-CASE on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

1.	The size and scope of the management services agreement;

2.	Executive compensation in comparison to issuer peers and/or similarly structured issuers;

3.	Overall performance;

4.	Related party transactions;

5.	Board and committee independence;

6.	Conflicts of interest and process for managing conflicts effectively;

7.	Disclosure and independence of the decision-making process involved in the selection of the management services provider;

8.	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;

9.	Historical compensation concerns;

10.	Executives’ responsibilities; and

11.	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Proxy Access

Proxy Contests – Voting for Director Nominees in Contested Elections

In addition to the General Policy when a dissident seeks a majority of board seats, Boston Partners will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. The detailed dissident plan will be compared against the incumbent plan and the dissident director nominees and management team will be compared against the incumbent team in order to arrive at a vote decision.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, Boston Partners will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

II. Shareholder Rights & Defenses

Advance Notice Requirements

Vote CASE-BY-CASE on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

1.	To prevent stealth proxy contests;

2.	To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and

3.	To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.

Features that may be considered problematic include but are not limited to:

1.	For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders’ meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable;

2.	The board’s inability to waive all sections of the advance notice provision under the policy or by-law, in its sole discretion;

3.	A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;

4.	A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;

5.	Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;

6.	Any disclosure request within the advance notice requirement, or the company’s ability to request additional disclosure of the nominating shareholder(s) or the shareholder nominee(s) that: exceeds what is required in a dissident proxy circular; goes beyond what is necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;

7.	Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and

8.	Any other feature or provision determined to have a negative impact on shareholders’ interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

Vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members (“Enhanced Quorum”).

Appointment of Additional Directors Between Annual Meetings

Vote FOR these resolutions where:

1.	The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;

2.	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

3.	Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

Article/By-law Amendments

Vote FOR proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

1.	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

2.	The quorum for a meeting of directors is less than 50 percent of the number of directors;

3.	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

4.	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;

5.	An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders’ interests and which are deemed outside the purview of the stated purpose of the requirement;

6.	Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or

7.	Any other provisions that may adversely impact shareholders’ rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or by-laws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR, which is the equivalent to the U.S.’ EDGAR System.

Vote FOR proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally, vote FOR management proposals to adopt confidential voting.

Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to the following two specific purposes:

1.	To give the board more time to find an alternative value enhancing transaction; and

2.	To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

1.	The plan gives discretion to the board to either:

a.	Determine whether actions by shareholders constitute a change in control;

b.	Amend material provisions without shareholder approval;

c.	Interpret other provisions;

d.	Redeem the rights or waive the plan’s application without a shareholder vote; or

e.	Prevent a bid from going to shareholders.

2.	The plan has any of the following characteristics:

a.	Unacceptable key definitions;

b.	Reference to Derivatives Contracts within the definition of Beneficial Owner;

c.	Flip over provision;

d.	Permitted bid minimum period greater than 105 days;

e.	Maximum triggering threshold set at less than 20 percent of outstanding shares;

f.	Does not permit partial bids;

g.	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;

h.	Bidder must frequently update holdings;

i.	Requirement for a shareholder meeting to approve a bid; and

j.	Requirement that the bidder provide evidence of financing.

3.	The plan does not:

a.	Include an exemption for a “permitted lock up agreement”;

b.	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

c.	Exclude reference to voting agreements among shareholders.

Exclusive Forum Proposals

Vote CASE-BY-CASE on proposals to adopt an exclusive forum by-law or to amend by-laws to add an exclusive forum provision, taking the following into consideration:

1.	Jurisdiction of incorporation;

2.	Board rationale for adopting exclusive forum;

3.	Legal actions subject to the exclusive forum provision;

4.	Evidence of past harm as a result of shareholder legal action against the company originating outside of the jurisdiction of incorporation;

5.	Company corporate governance provisions and shareholder rights; or

6.	Any other problematic provisions that raise concerns regarding shareholder rights.

III.  Capital/ Restructuring

Increases in Authorized Capital

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Generally, vote FOR proposals to approve increased authorized capital if:

1.	A company’s shares are in danger of being de-listed; or

2.	A company’s ability to continue to operate as a going concern is uncertain. Generally, vote AGAINST proposals to approve unlimited capital authorization.

Private Placement Issuances

Vote CASE-BY-CASE on private placement issuances taking into account:

1.	Whether other resolutions are bundled with the issuance;

2.	Whether the rationale for the private placement issuance is disclosed;

3.	Dilution to existing shareholders’ position;

4.	Issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;

5.	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;

6.	Market reaction: The market’s response to the proposed private placement since announcement; and

7.	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally, vote FOR the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

Blank Check Preferred Stock

Vote AGAINST proposals to create unlimited blank check preferred shares or increase blank cheque preferred shares where:

1.	The shares carry unspecified rights, restrictions, and terms; or

2.	The company does not specify any specific purpose for the increase in such shares.

Generally, vote FOR proposals to create a reasonably limited number of preferred shares where both of the following apply:

1.	The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and

2.	The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock that will create a class of common shareholders with diminished or superior voting rights.

The following is an exceptional set of circumstances under which Boston Partners would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

1.	It is required due to foreign ownership restrictions and financing is required to be done out of country;

2.	It is not designed to preserve the voting power of an insider or significant shareholder;

3.	The subordinate class may elect some board nominees;

4.	There is a sunset provision; and

5.	There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

Vote AGAINST an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favor of time-driven release requirements.

IV. Compensation

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all management say-on-pay proposals (MSOP) resolutions.

On a CASE-BY-CASE basis, Boston Partners will evaluate the alignment of the CEO’s total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder’s perspective, performance is predominantly gauged by the company’s share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Vote AGAINST MSOP proposals and/or vote WITHHOLD for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or AGAINST an equity-based incentive plan proposal if there is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO’s pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

1.	The Relative Degree of Alignment (RDA) is the difference between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;

2.	The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;

3.	Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

1.	The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential misalignment will receive a qualitative assessment to determine the ultimate vote, considering a range of CASE-BY-CASE factors which may include:

1.	The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;

2.	The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;

3.	The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;

4.	The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;

5.	The trend considering prior years’ P4P concern;

6.	Extraordinary situation due to a new CEO in the last reported FY; and

7.	Any other factors deemed relevant.

Problematic Pay Practices

Vote AGAINST MSOP resolutions and/or vote WITHHOLD for compensation committee members if the company has significant problematic compensation practices. Generally, vote AGAINST equity plans if the plan is a vehicle for problematic compensation practices.

Generally, vote based on the preponderance of problematic elements; however, certain adverse practices may warrant WITHHOLD or AGAINST votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an AGAINST or WITHHOLD vote:

Poor disclosure practices: General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

1.	Excessive “make whole” provisions;

2.	Any of the problematic pay practices listed in this policy;

Egregious employment contracts: Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans: Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

1.	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);

2.	Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

3.	Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;

4.	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

5.	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure: Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Excessive perks: Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards: Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

Problematic option granting practices:

1.	Backdating options (i.e. retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date);

2.	Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);

3.	Cancellation and subsequent re-grant of options;

Internal Pay Disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

Absence of pay practices that discourage excessive risk taking:

1.	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;

2.	Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

Equity-Based Compensation Plans

In addition to the General Policy, consider the following:

1.	Plan Features:

a.	Detailed disclosure regarding the treatment of outstanding awards under a change in control (CIC)

b.	No financial assistance to plan participants for the exercise or settlement of awards;

c.	Public disclosure of the full text of the plan document; and

d.	Reasonable share dilution from equity plans relative to market best practices. For Canada Venture Listed Companies, the basic dilution (i.e. not including warrants or shares reserved for equity compensation) represented by all equity compensation plans should not be greater than 10 percent.

e.	For Canada Venture Listed Companies, generally vote AGAINST if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years; and the plan is a rolling equity plan that enables auto-replenishment of share reserves without requiring periodic shareholder approval of at least every three years (i.e., evergreen plan).

i.	Generally, WITHHOLD votes from the continuing compensation committee members, (or, where no compensation committee has been identified, the board chair or full board), if the company maintains an evergreen plan (including those adopted prior to an initial public offering) and has not sought shareholder approval in the past two years and does not seek shareholder approval of the plan at the meeting.

2.	Grant Practices:

a.	Reasonable three-year average burn rate relative to market best practices (shouldn’t exceed 3.5%);

b.	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);

c.	The issuance of performance-based equity to the CEO;

d.	A clawback provision applicable to equity awards; and

e.	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally, vote AGAINST the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ best interests.

Overriding Negative Factors: In addition, vote AGAINST the plan if any of the following unacceptable factors have been identified:

1.	Discretionary or insufficiently limited non- executive director participation;

2.	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;

3.	A history of repricing stock options without shareholder approval (three-year look-back);

4.	The plan is a vehicle for problematic pay practices, or a significant pay-for-performance disconnect under certain circumstances; or

5.	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Plan Cost

Vote AGAINST equity plans if the cost is unreasonable.

Overriding Negative Factors

Plan Amendment Provisions

Vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security-based compensation arrangement, whether or not such approval is required under current regulatory rules:

1.	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

2.	Any reduction in exercise price or cancellation and reissue of options or other entitlements;

3.	Any amendment that extends the term of options beyond the original expiry;

4.	Amendments to eligible participants that may permit the introduction or reintroduction of non-executive directors on a discretionary basis or amendments that increase limits previously imposed on non- executive director participation;

5.	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and

6.	Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Non- Executive Director (NED) Participation

Discretionary Participation

Vote AGAINST a management equity compensation plan that permits discretionary NED participation.

Limited Participation

Vote AGAINST an equity compensation plan proposal where:

1.	The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or

2.	The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.

The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options.

Individual Grants

Vote AGAINST individual equity grants to NEDs in the following circumstances:

1.	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting AGAINST the underlying equity compensation plan; and

2.	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Employee Stock Purchase Plans (ESPPs, ESOPs)

Vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

1.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

2.	Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

3.	Purchase price is at least 80 percent of fair market value with no employer contribution;

4.	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and

5.	The Plan Amendment Provision requires shareholder approval for amendments to:

a.	The number of shares reserved for the plan;

b.	The allowable purchase price discount;

c.	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, Boston Partners will assess the SVT cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Management Deferred Share Unit (DSU) Plans

Vote FOR deferred compensation plans if:

1.	SVT cost of the plan does not exceed the company’s allowable cap;

2.	If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

3.	NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);

4.	The plan amendment provisions require shareholder approval for any amendment to:

5.	Increase the number of shares reserved for issuance under the plan;

6.	Change the eligible participants that may permit the introduction or reintroduction of non-executive directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

7.	Amend the plan amendment provisions.

In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

2.	The average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.

Non- Executive Director (NED) Deferred Share Unit (DSU) Plans

Vote FOR a NED deferred compensation plan if:

1.	DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and

2.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Vote FOR NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

2.	If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company’s allowable cap;

3.	NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);

4.	The plan amendment provisions require shareholder approval for any amendment to:

a.	Increase the number of shares reserved for issuance under the plan; Change the eligible participants that may permit the introduction or reintroduction of non- executive directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

b.	Amend the plan amendment provisions.

5.	In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if the average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

1.	Director stock ownership guidelines of a minimum of three times annual cash retainer;

2.	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;

3.	The mix of remuneration between cash and equity; and

4.	Other forms of equity-based compensation, i.e. stock options, restricted stock.

Problematic Director Compensation Practices

On a CASE-BY-CASE basis, generally vote WITHHOLD for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non- executive director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

1.	Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);

2.	Performance-based equity grants to non- executive directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and

3.	Other significant problematic practices relating to director compensation.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for shareholder proposals targeting executive and director pay, taking into account the target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Vote FOR shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

Vote FOR shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Vote AGAINST shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Supplemental Executive Retirement Plan (SERP) Proposals

Vote AGAINST shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

1.	Inclusion of equity-based compensation in the pension calculation;

2.	Inclusion of excessive bonus amounts in the pension calculation;

3.	Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;

4.	No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);

5.	No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

CHINA AND HONG KONG

I. Board of Directors

Voting for Director Nominees in Uncontested Elections (Hong Kong)

Independence and Composition

Boston Partners applies a five-year cooling off period to former employees or executives when determining nominee independence in Hong Kong.

Generally, vote FOR the re/election of directors unless:

1.	The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

2.	Any non-independent director nominees where the board is less than one-third independent [4];

3.	The nominee is an executive director serving on the audit committee;

4.	The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;

5.	The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee (except for a non-independent director serving as chairman of the nomination committee who also serves as the chairman of the board)

6.	There is a conflict of interest with the resolution(s) to be discussed in the board or committee meeting

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote AGAINST if:

1.	The nominee is an executive director and the board is not majority independent;

2.	The nominee is a non-independent chairman of the board.

Boston Partners will consider an independent non-executive director non-independent if such director serves as a director for more than nine years, and the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Generally, Boston Partners will vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

4 Not applicable if the lack of board independence is due to the immediate retirement, abrupt resignation, or death of an independent non-executive director, provided that the company mentioned or announced a definite timeline of up to three months for the appointment of a new independent non-executive director to have adequate level of board independence.

II. Remuneration

Director Remuneration

Generally, vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity-based Compensation

A-share Stock Option Schemes and Performance Share Schemes

Vote AGAINST a stock option and/or performance share scheme if:

1.	Pricing Basis – The plan permits the exercise price of the stock options and/or grant price of the performance shares to be set at an unreasonable price compared to the market price without sufficient justification;

2.	Dilution – The maximum dilution level for the scheme exceeds 10 percent of issued capital; or of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

3.	Performance benchmark – The scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year. The rationale is that the company’s financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year’s financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or

4.	Incentive plan administration – Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme are involved in the administration of the scheme.

Additionally, in Hong Kong, generally vote FOR an equity-based compensation plan unless:

1.	The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or

3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

Employee Stock Purchase Plans

Generally, vote FOR employee stock purchase plans (ESPPs) unless any of the following applies:

1.	The total stock allocated to the ESPP exceeds 10 percent of the company’s total shares outstanding at any given time;

2.	The share purchase price is less than 90 percent of the market price (calculated as the average trading price 20 trading days prior to the pricing reference date pursuant to the CSRC’s guidelines on private placements) when the share purchase is conducted solely through private placement;

3.	The company’s significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;

4.	The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or

5.	The ESPP contains any other terms that are deemed disadvantageous to shareholders.

III. Capital Raising

Share Issuance Requests

Vote CASE-BY-CASE on share issuance request, with reference to the identity of the placees, the use of proceeds, and the company’s past share issuance requests.

For Hong Kong, generally vote FOR the general share issuance mandate for companies that:

1.	Limit the issuance request to 10 percent or less of the relevant class of issued share capital;

2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

3.	Have no history of renewing the general issuance mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital within the 12-month period.

Share Repurchase Plans (Repurchase Mandate) (Hong Kong)

Generally, vote FOR resolutions seeking for share repurchase mandate.

Reissuance of Shares Repurchased (Share Reissuance Mandate) (Hong Kong)

Generally, vote FOR the share reissuance mandate for companies that:

1.	Limit the aggregate issuance request – that is, for the general issuance mandate and the share reissuance mandate combined – to 10 percent or less of the relevant class of issued share capital;

2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

3.	Have no history of renewing the general issuance mandate several times within a period of one year.

A-share Private Placement Issuance Requests (Hong Kong)

Vote CASE-BY-CASE on share issuance requests, with reference to the identity of the places, the use of proceeds, and the company’s past share issuance requests.

Adjustments of Conversion Price of Outstanding Convertible Bonds

Generally, vote AGAINST the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company’s justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Debt Issuance Request/Increase in Borrowing Powers

Vote CASE-BY-CASE on non-convertible debt issuance requests, proposals to approve the specific pledging of assets for debt and increases in borrowing power. Generally, vote FOR such requests if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

4.	There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

A vote AGAINST will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion is acceptable on equity issuance requests, a vote FOR will be warranted. Boston Partners will vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

1.	The proposed maximum amount is more than twice the company’s total debt;

2.	It could result in the company’s debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

If data on the normal level of debt in that particular industry or market is not available, only the company-specific information will be considered.

For Hong Kong, for proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, vote AGAINST.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Boston Partners takes into account the terms of the proposed debt issuance, the company’s overall debt level, and the company’s justification for the pledging of assets.

Boston Partners will vote AGAINST specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders’ rights and economic interests could be negatively affected.

Provision of Guarantees/ Loan Guarantee Requests

Vote CASE-BY-CASE on proposals to provide loan guarantees for subsidiaries, affiliates, and related parties. Generally, vote AGAINST the provision of a guarantee where:

1.	The identity of the entity receiving the guarantee is not disclosed;

2.	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

3.	The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

IV. Amendments to Articles of Association/ Company By-laws

Communist Party Committee

Generally, vote AGAINST proposals for article and/or by-law amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Other Article of Association/By-law Amendments

Vote CASE-BY-CASE on Articles of Association/bylaw amendments.

In China, generally, vote FOR by-law amendments if:

1.	They are driven by regulatory changes and are technical in nature; or

2.	They are meant to update company-specific information in the by-laws such as registered capital, address, and business scope, etc.

Generally, vote AGAINST the amendments if:

1.	The company has failed to provide either a comparison table or a summary of the proposed amendments; or

2.	The amendments include the increase in the decision authority which is considered excessive and the company fails to provide a compelling justification.

Vote CASE-BY-CASE on the adoption of new constitutional document with no previous reference.

V. Related Party Transactions

Loan Financing Requests

Vote CASE-BY-CASE on loans and financing proposals.

In assessing requests for loan financing provided by a related party:

1.	Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and the interest rate to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party providing the loan to the company.

In assessing requests to provide loan financing to a related party:

1.	Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan by the company.

2.	Boston Partner will generally vote AGAINST the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.

3.	Boston Partners will generally vote AGAINST the provision of loans to an entity in which the company’s ownership stake is less than 75 percent and the financing provision is not proportionate to the company’s equity stake.

Group Finance Companies

Vote AGAINST requests to deposit monies with a group finance company.

VI. Proposals to Invest in Financial Products Using Idle Funds

Vote on proposals to invest in financial products using idle funds on a CASE-BY-CASE basis. Key factors for evaluating such requests include:

1.	Any known concerns with previous investments;

2.	The amount of the proposed investment relative to the company’s assets;

3.	Disclosure of the nature of the products in which the company proposes to invest; and

4.	Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

Generally, vote FOR such proposals unless the company fails to provide sufficient information to enable a meaningful shareholder or there are significant concerns with the company’s previous similar investments.

CONTINENTAL EUROPE

Applies to: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland. Also applies to the United Kingdom and Ireland to the extent policies are shared.

For specific United Kingdom and Ireland policies, please see that section of the Policy.

I. Operational Items

Appointment of Auditors and Auditor Fees

Vote FOR proposals to (re)appoint auditors and/or proposals authorizing the board to fix auditor fees, unless:

1.	The lead audit partner(s) has been linked with a significant auditing controversy; and

2.	Fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

Approval of Non-financial Information Statement/ Report

Generally, vote FOR the approval of mandatory non-financial information statement/report, unless the independent assurance services provider has raised material concerns about the information presented.

II. Director Elections

Non-Contested Director Elections

Boston Partners may vote AGAINST proposals due to concerns related to at least one of the following specific factors, which are presented below as separate subsections.

Director Terms

1.	Generally, vote AGAINST the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

2.	Vote AGAINST article amendment proposals to extend board terms.

Bundling of Proposals to Elect Directors

1.	Directors should be elected individually.

2.	For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*, Romania, Slovakia, and Slovenia, vote AGAINST the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

●	* Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in Continental Europe.

Widely-held Controlled Companies and Non widely-held Companies

Generally, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Widely-held Non-controlled Companies

Generally, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if fewer than 50 percent of the board members elected by shareholders– excluding, where relevant, employee shareholder representatives – would be independent (Portugal is excluded from this provision); or fewer than one-third of all board members would be independent.

Disclosure of Names of Nominees

Vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available.

Election of a Former CEO as Chairman of the Board

Generally, vote AGAINST the (re)election of a former CEO to the supervisory board or board of directors in Germany, Austria, and the Netherlands if the former CEO is to be chair of the relevant board. Companies are expected to confirm prior to the general meeting that the former CEO will not be (re)appointed as chair of the relevant board.

Given the importance of board leadership, Boston Partners may consider that the chair of the board should be an independent non-executive director.

Voto di Lista (Italy)

Boston Partners will vote CASE-BY-CASE.

One Board Seat per Director

1.	In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote AGAINST the election/reelection of such legal entities and in favor of the physical person.

2.	If the representative of the legal entity holds the position of CEO, generally vote in favor of the legal entity and AGAINST the election/reelection of the physical person.

Composition of Committees

1.	For widely held companies, generally vote AGAINST the (re)election of any non-independent members of the audit committee if:

a.	Fewer than 50 percent of the audit committee members, who are elected by shareholders– excluding, where relevant, employee shareholder representatives – would be independent; or

b.	Fewer than one-third of all audit committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

2.	Generally, vote AGAINST the election or reelection of the non-independent member of the audit committee designated as chairman of that committee.

3.	For widely held companies generally vote AGAINST the (re)election of any non-independent members of the remuneration committee if:

a.	Fewer than 50 percent of the remuneration committee members, who are elected by shareholders– excluding, where relevant, employee shareholder representatives – would be independent; or

b.	Fewer than one-third of all remuneration committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

4.	Generally, vote AGAINST the (re)election of executives who serve on the company’s audit or remuneration committee. Boston Partners may vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, Boston Partners may consider that the entire board fulfills the role of a committee. In such case, Boston Partners may vote AGAINST the executives, including the CEO, up for election to the board.

5.	Composition of Nominating Committee (Finland, Iceland, Sweden, and Norway)

a.	Vote FOR proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

b.	Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

c.	Vote AGAINST proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

d.	Vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

I.      A member of the executive management would be a member of the committee;

II.      More than one board member who is dependent on a major shareholder would be on the committee; or

III.      The chair of the board would also be the chair of the committee.

e.	In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

Boston Partners will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend by-laws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

Boston Partners will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

Vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

Board Gender Diversity

Generally, vote AGAINST the chair of the nomination committee (or other directors on a CASE-BY-CASE basis) if:

1.	The underrepresented gender accounts for less than 30 percent (or any higher domestic threshold) of shareholder-elected directors of a widely held company Excluding, where relevant, employee shareholder representatives.[5]

2.	Both genders are not represented on the board of a non-widely-held company.

Mitigating factors may include:

1.	Compliance with the relevant standard at the preceding annual meeting and a firm commitment, publicly available, to comply with the relevant standard within a year; or

2.	Other relevant factors as applicable.

5 In France, when employees exceed a given shareholding threshold in the company, they must be represented by employee shareholder representative(s) on the [supervisory] board.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote CASE-BY-CASE on corporate assembly and committee of representative elections based on the board of directors’ compliance with Boston Partners’ director election policy.

III. Capital Structure

Share Issuance Requests

General Issuances

Vote FOR issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote FOR issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

These thresholds are mutually exclusive. When calculating the defined limits, all authorized and conditional capital authorizations are considered, including existing authorizations that will remain valid beyond the concerned shareholders' meeting.

For French Companies

Vote FOR general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

Generally, vote FOR general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote FOR to be warranted.

Increases in Authorized Capital

Vote for proposals to increase authorized capital on a CASE-BY-CASE basis if such proposals do not include the authorization to issue shares from the (pre-)approved limit.

In case the proposals to increase authorized capital include the authorization to issue shares according to the (pre-) approved limit without obtaining separate shareholder approval, the general issuance policy applies.

IV. Compensation

Executive Compensation-related Proposals

Boston Partners will generally vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:

a.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;

b.	The level of disclosure of the proposed compensation policy and remuneration report shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

i.	Remuneration report disclosure is expected to include amongst others: amounts paid to executives, alignment between company performance and payout to executives, disclosure of variable incentive targets and according levels of achievement and performance awards made, after the relevant performance period (ex-post), and disclosure and explanation of use of any discretionary authority or derogation clause by the board or remuneration committee to adjust pay outcomes.

ii.	Companies are expected to provide meaningful information regarding the average remuneration of employees of the company, in a manner which permits comparison with directors’ remuneration.

c.	Companies shall adequately disclose all elements of the compensation, including:

i.	Any short- or long-term compensation component must include a maximum award limit.

ii.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

iii.	Discretionary payments, if applicable.

iv.	The derogation policy, if applicable, which shall clearly define and limit any elements (e.g., base salary, STI, LTI, etc.) and extent (e.g., caps, weightings, etc.) to which derogations may apply.

2.	Maintain appropriate pay structure with emphasis on long-term shareholder value:

a.	The structure of the company’s short-term incentive plan shall be appropriate.

b.	The compensation policy must notably avoid guaranteed or discretionary compensation.

c.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

i.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Boston Partners’ General Policy for equity-based plans; and

ii.	For awards granted to executives, generally require a clear link between shareholder value and awards, and stringent performance-based elements.

d.	The balance between short- and long-term variable compensation shall be appropriate. The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s).

3.	Avoid arrangements that risk “pay for failure”:

a.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).

i.	There shall be a clear link between the company’s performance and variable incentives. Financial and non-financial conditions, including ESG criteria, are relevant as long as they reward an effective performance in line with the purpose, strategy, and objectives adopted by the company.

ii.	There shall not be significant discrepancies between the company’s performance, financial and non-financial and real executive payouts.

iii.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

iv.	Significant pay increases shall be explained by a detailed and compelling disclosure.

b.	Termination payments (any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract) must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

c.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

4.	Maintain an independent and effective compensation committee:

a.	No executives may serve on the compensation committee.

b.	In certain markets the compensation committee shall be composed of a majority of independent members.

c.	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance.

In addition, Boston Partners will generally vote AGAINST a compensation-related proposal if such proposal is in breach of any other Boston Partners’ voting policy.

Non-Executive Director Compensation

Though always seeking to avoid inappropriate pay to non-executive directors, Boston Partners will generally vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

2.	Proposed amounts are excessive relative to other companies in the country or industry.

3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

4.	Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance- based cash to non-executive directors.

5.	Proposals introduce retirement benefits for non-executive directors.

Boston Partners will vote on a CASE-BY-CASE basis where:

1.	Proposals include both cash and share-based components to non-executive directors.

2.	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

Boston Partners will generally vote FOR equity-based compensation proposals of the like if the plan(s) is (are) in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

1.	The volume of awards (to be) transferred to participants under all outstanding plans must not be excessive.

2.	Awards must not exceed:

a.	5 percent of a company's issued share capital. This number can be up to 10 percent for high-growth companies or particularly well-designed plans (e.g., with challenging performance criteria, extended vesting/performance period, etc.);

b.	The plan(s) must be sufficiently long-term in nature/structure: the vesting of awards (i) must occur no less than three years from the grant date, and (ii) if applicable, should be conditioned on meeting performance targets that are measured over a period of at least three consecutive years;

c.	If applicable, performance criteria must be fully disclosed, measurable, quantifiable, and long-term oriented;

d.	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

Compensation-Related Voting Sanctions

Should a company be deemed:

●	To have egregious remuneration practices;

●	To have failed to follow market practice by not submitting expected resolutions on executive compensation; or

●	To have failed to respond to significant shareholder dissent on remuneration-related proposals;

an adverse vote could be applied to any of the following on a CASE-BY-CASE basis:

1.	The (re)election of the chair of the remuneration committee or, where relevant, any other members of the remuneration committee;

2.	The reelection of the board chair;

3.	The discharge of directors; or

4.	The annual report and accounts.

Other adverse recommendations under existing remuneration proposals (if any) should also be considered.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Vote AGAINST stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward. This includes one or a combination of the following:

1.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

2.	Having significantly higher expected dividends than actual historical dividends;

3.	Favorably adjusting the terms of existing options plans without valid reason; and/or

4.	Any other provisions or performance measures that result in undue award.

Boston Partners will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally, vote AGAINST if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Boston Partners considers the following factors when evaluating share matching plans:

1.	For every share matching plan, Boston Partners requires a holding period.

2.	For plans without performance criteria, the shares must be purchased at market price.

3.	For broad-based share matching plans directed at all employees, Boston Partners accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

4.	In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Boston Partners guidelines.

V. Other Items

Antitakeover Mechanisms

For the Netherlands, votes regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis. In general, Boston Partners will vote FOR protective preference shares (PPS) only if:

1.	The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning Boston Partners’ guidelines and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.	The issuance authority is for a maximum of 18 months;

4.	The board of the company-friendly foundation is fully independent;

5.	There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.	The foundation buying the PPS does not have as a statutory goal to block a takeover; and

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

For French companies listed on a regulated market, generally vote AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Authority to Reduce Minimum Notice Period for Calling a Meeting

A FOR vote to approve the “enabling” authority proposal would be on the basis that Boston Partners would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, annual general meetings, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days’ notice, Boston will generally vote FOR a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, Boston Partners would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, Boston Partners would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first annual general meeting at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal Boston Partners will take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, Boston Partners will consider a vote AGAINST the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

Boston Partners will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

1.	Director Remuneration

2.	Consulting Services

3.	Liability Coverage

4.	Certain Business Transactions

In general, Boston Partners expects companies to provide the following regarding related-party transactions:

1.	Adequate disclosure of terms under listed transactions (including individual details of any consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

2.	Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;

3.	Fairness opinion (if applicable in special business transactions); and

4.	Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, Boston Partners will vote AGAINST these proposals.

EUROPE, THE MIDDLE EAST, AND AFRICA

Applies to: Markets in South-Eastern Europe and the Near East; Albania, Bahrain, Belarus, Bosnia, Botswana, Burkina Faso, Egypt, Gabon, Georgia, Ghana, Ivory Coast, Jordan, Kenya, Kosovo, Kuwait, Lebanon, Macedonia, Malawi, Mauritius, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Rwanda, Saudi Arabia, Senegal, Tanzania, Togo, Tunisia, Turkey, Ukraine, Uganda, United Arab Emirates, Zambia, and Zimbabwe. Also applies to Russia and Kazakhstan, and Israel to the extent policies are shared. For specific Russia and Kazakhstan, and Israel policies, please see those sections of the Policy.

I. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

1.	There are concerns about the accounts presented or audit procedures used; or

2.	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Generally, vote for approval of the corporate governance and/or the board report, unless information about corporate governance practices to be included in those reports has not been publicly disclosed by the company in a timely manner.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless: for widely-held companies, fees (if disclosed) for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

Donations

Vote FOR proposals seeking the approval of donations for the fiscal year under review unless:

1.	The amount of donations for the fiscal year in review is not publicly available at the time of analysis; or

2.	There are controversies surrounding the company's use of donations.

Vote FOR proposals seeking the approval of donations for the upcoming fiscal year unless:

1.	The company does not provide a cap for the amount of future donations, and there is no disclosure regarding donations being made under the fiscal year in review; or

2.	There are controversies surrounding the company's use of donations.

II. Board of Directors

Board Independence

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in Europe, the Middle East, and Africa.

If a nominee cannot be categorized, Boston Partners will consider that nominee as non-independent and include that nominee in the calculation of overall board independence.

Generally, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if overall board independence is less than one-third, excluding, where relevant, employee shareholder representatives.

Vote FOR (AGAINST) employee or labor representatives if they sit on either the audit or compensation committee and are (not) required by law to be on these committees.

Committee Independence

Vote AGAINST proposals seeking the election of non-independent members of the audit committee if:

1.	Fewer than one-third of all audit committee members[6] excluding, where relevant, employee shareholder representatives, would be independent; or

2.	A non-independent member is being presented for election or reelection as the audit committee chair.

This policy applies to bundled and unbundled items.

For companies incorporated in Turkey, vote AGAINST the (re)election of any non-independent members of the audit committee.

Vote AGAINST the (re)election of executives who serve on the company’s audit committee. Vote AGAINST if the disclosure is insufficient to determine whether an executive serves or will serve on the audit committee. If Boston Partners believes the entire board fulfills the audit committee role, vote AGAINST any executives, including the CEO.

For Nigerian companies, vote FOR the election of shareholders' representatives as members of the statutory audit committee unless the names of the proposed candidates are not publicly disclosed in a timely manner or there are specific concerns about the candidates.

Cumulative Voting System

When directors are elected through a cumulative voting system, or when the number of nominees exceeds the number of board vacancies vote CASE-BY-CASE on directors, taking into consideration additional factors to identify the nominees best suited to add value for shareholders.

Generally, ABSTAIN votes from all candidates if the disclosure provided by the company is not sufficient to allow the assessment of independence and the support of all proposed candidates on equal terms.

If the disclosure is sufficient to allow an assessment of the independence of proposed candidates, generally vote in favor of the following types of candidates:

1.	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates.

2.	Candidates whose professional background may have the following benefits:

6 For Saudi Arabian companies, Boston Partners will include external (non-board members) nominees in the assessment of the audit committee's level of independence.

a.	Increasing the diversity of incumbent directors ' professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors).

b.	Bringing to the current board of directors relevant experience in areas linked to the company's business, evidenced by current or past board memberships or management functions at other companies.

3.	Incumbent board members and candidates explicitly supported by the company's management.

III. Capital Structure

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

IV. Compensation

Vote FOR proposals to award cash fees to non-executive directors unless:

1.	The board fees paid for the fiscal year under review are not disclosed in a timely manner;

2.	The proposed amounts are excessive relative to similarly sized companies in the same market/sector, with no justification provided by the company; or

3.	There is significant concern on the company's past practices regarding directors' remuneration.

In case there is a significant increase in fees with limited or no justification, vote on the proposal on a CASE-BY-CASE basis.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Remuneration Policy/Report

Vote CASE-BY-CASE on compensation related-proposal including both non-executive and executive directors (or executive directors only) taking into account the following factors:

1.	Information on compensation-related proposals shall be made publicly available in a timely manner;

2.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local best market practice standards dictate;

3.	Companies shall adequately disclose all elements of the compensation, including any short- or long-term compensation component.

When assessing a company's remuneration policy and/or report, generally vote AGAINST if the level of disclosure around the policy and/or the application of the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, vote FOR the approval of the executive remuneration policy and/or the remuneration report on a CASE-BY-CASE approach paying particular attention as to whether the proposed policy and/ or amendments are aligned with shareholders’ interest.

V. Other Items

Related-Party Transactions

In the case of Nigerian companies, vote FOR proposals relating to renewal of the general mandate for the company to enter into recurrent transactions with related parties necessary for its day-to-day operations in the absence of any concerns with the related party transactions concluded pursuant to the general mandate.

INDIA

I. Board of Directors

Executive Appointment

Vote FOR executive appointment and remuneration proposals, unless there is evidence of problems in the past or significant concerns with the individual’s qualifications, proposed remuneration, or performance or the position.

Election of Directors

Accountability

Generally, vote AGAINST directors who are not liable to retire by rotation and whose continuation on the board will not be subject to shareholder review and approval going forward.

Composition

Separation of Roles of Chair and CEO

For the NIFTY 500 and BSE 500 companies, vote AGAINST the board chair and the chair of the nomination committee (or a senior member of the nomination committee on a CASE-BY-CASE basis) up for reelection, if there is no separation of roles between the CEO and chairperson, as required under the applicable regulations.

II. Remuneration

Director Commission and Executive Compensation

Fees for Non-executive Directors

For aggregate non-executive director remuneration, generally, vote FOR resolutions regarding director fees unless there is a clear indication that directors are being rewarded for poor performance, or the fees are excessive relative to fees paid by other companies of similar size.

For individual non-executive director remuneration, vote on a case-to-case basis depending on the role and contribution of the concerned director, company performance, the quantum of proposed remuneration, peer benchmarking, and the overall pay structure.

Executive Compensation

Generally, vote AGAINST the payment of remuneration in excess of the minimum remuneration and the waiver of recovery of excess remuneration paid to executives in the event of loss or inadequate profit unless compelling justification is provided in support of the proposal.

Any increases in total remuneration for executives should not be out of line with general increases at the company. Vote CASE-BY-CASE on executive compensation proposals considering whether:

1.	Quantum of pay and proposed hike is reasonable and commensurate with the size and scale of company;

2.	Past remuneration has been aligned with performance;

3.	Pay is benchmarked to industry/market peers;

4.	Pay as a multiple of median employee pay is reasonable;

5.	The proposed pay structure has sufficient degree of variable pay;

6.	Terms of LTIP/stock option plans are disclosed;

7.	The award levels for the different components of variable pay are clearly defined and capped;

8.	Performance conditions have been stated;

9.	Malus/clawback/deferred pay provisions are in place; and

10.	The board has unreasonable level of discretion and flexibility in deciding the final pay.

Equity Compensation Plans

Generally, vote FOR option plans and restricted share plans. Vote AGAINST an option plan if:

1.	The maximum dilution level for the plan exceeds:

a.	5 percent of issued share capital for a mature company (this may be increased to 10 percent if the plan includes other positive features such as a challenging performance criteria and meaningful vesting periods as these partially offset dilution concerns by reducing the likelihood that options will become exercisable or performance shares are issued unless there is a clear improvement in shareholder value);

b.	10 percent for a growth company; or

2.	The plan permits options to be issued with an exercise price at a discount to the current market price.

Vote AGAINST a restricted share plan if:

1.	The maximum dilution level for the plan exceeds 5 percent of issued share capital for a mature company or 10 percent for a growth company; or

2.	The plan does not include a challenging performance criteria and meaningful vesting periods to partially offset dilution concerns by reducing the likelihood that performance shares are issued unless there is a clear improvement in shareholder value.

III. Share Issuance Requests

Preferential Issuance Requests and Preferential Issuance of Warrants

Vote CASE-BY-CASE on requests for preferential issuance (private placements) and issuance of preferential warrants.

Specific Issuance Requests

Vote CASE-BY-CASE on issuances of shares for specific purposes.

IV. Debt Issuance Requests

Debt Related Proposals

In evaluating debt-related proposals, consider the following factors:

1.	Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

2.	Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

3.	Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

4.	The company’s financial position: What is the company’s current leverage and how does that compare to its peers?

5.	The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company’s ability to realize opportunities?

A distinction should be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity.

Increase in Borrowing Powers

Vote FOR proposals to approve increases in a company’s borrowing powers if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	The potential increase in debt is not excessive; and

4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For non-financial companies, the following criteria are used to assess whether the potential increase in debt is considered excessive:

1.	The proposed maximum amount is more than twice the company’s total debt;

2.	It could result in the company’s debt-to-equity ratio, or gearing level, exceeding 300 percent; and

3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

Generally, vote FOR debt-related proposals of financial companies taking into account the current financial standing of the company, including but not limited to:

1.	The capital adequacy to risk (weighted) assets; or

2.	Capital adequacy ratio vis-à-vis the regulatory norm;

3.	Revenue growth; and

4.	Asset base.

Pledging of Assets for Debt

Vote FOR proposals to approve the specific pledging of assets for debt if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	Details regarding the assets to be pledged are disclosed; and

4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. Vote AGAINST proposals that grant excessive authority to the board or management.

Financial Assistance

Vote CASE-BY-CASE on requests for financial assistance. Generally, vote AGAINST the provision of a guarantee where:

1.	The identity of the entity receiving the guarantee is not disclosed;

2.	The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

3.	The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, generally vote FOR the request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

V. Miscellaneous

Accept Financial Statements and Statutory Reports

Generally, vote FOR the approval of financial statements and statutory reports, unless:

1.	There are concerns about the accounts presented or audit procedures used; or

2.	There has been an accounting fraud or materials misstatement during the year.

Acceptance of Deposits

Generally, vote AGAINST proposals to accept deposits from shareholders and/or the public, unless there are no significant causes for shareholder concern regarding the terms and conditions of the deposit.

Sufficient information regarding the deposits must be disclosed, including:

1.	Justification for the need for additional funding; and

2.	The interest rate offered, which must not exceed the interest rate prescribed by the Reserve Bank of India (RBI) for acceptance of deposits by non-banking financial companies (NBFCs).

Charitable Donations

Vote AGAINST proposed charitable donations, unless:

1.	Adequate disclosure on the rationale for the donation and exact term of the authority are provided in the meeting materials, and

2.	The party receiving the charitable donation is an independent third party.

Increase in Foreign Shareholding Limit

Vote FOR requests for increases in foreign shareholder limits, unless there are outstanding issues concerning the company.

ISRAEL

I. Operational Items

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees unless, fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index); or audit fees are being reported together with tax / other fees.

II. Compensation

Executive Compensation-related Proposals

Boston Partners will generally vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:

a.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;

b.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

c.	Companies shall adequately disclose all elements of the compensation, including:

i.	Any short- or long-term compensation component must include a maximum award limit.

ii.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

iii.	Discretionary payments, if applicable.

2.	Maintain appropriate pay structure with emphasis on long-term shareholder value:

a.	The structure of the company’s short-term incentive plan shall be appropriate.

b.	The compensation policy must notably avoid guaranteed or discretionary compensation.

c.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

i.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Boston Partners’ General Policy for equity-based plans; and

ii.	For awards granted to executives, generally require a clear link between shareholder value and awards, and stringent performance-based elements.

d.	The balance between short- and long-term variable compensation shall be appropriate. The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s).

3.	Avoid arrangements that risk “pay for failure”:

a.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).

i.	There shall be a clear link between the company’s performance and variable awards.

ii.	There shall not be significant discrepancies between the company’s performance and real executive payouts.

iii.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

iv.	Significant pay increases shall be explained by a detailed and compelling disclosure.

b.	Termination payments (any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract) must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

c.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

4.	Maintain an independent and effective compensation committee:

a.	No executives may serve on the compensation committee.

b.	In certain markets the compensation committee shall be composed of a majority of independent members.

c.	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance.

In addition, Boston Partners will generally vote AGAINST a compensation-related proposal if such proposal is in breach of any other Boston Partners’ voting policy.

Non-Executive Director Compensation

Though always seeking to avoid inappropriate pay to non-executive directors, Boston Partners will generally vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

2.	Proposed amounts are excessive relative to other companies in the country or industry.

3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

4.	Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance- based cash to non-executive directors.

5.	Proposals introduce retirement benefits for non-executive directors.

Equity-based Compensation Guidelines

Vote FOR equity- based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

Boston Partners will vote AGAINST plans if the three-year average burn rate exceeds 3.5 percent.

JAPAN

I. Routine Miscellaneous

Income Allocation

Generally, vote FOR approval of income allocation, unless:

1.	Payout ratio is consistently low without adequate justification; or

2.	Payout ratio is too high, potentially damaging financial health.

Election of Statutory Auditors

Generally, vote FOR the election of statutory auditors, unless:

1.	The outside statutory auditor nominee is regarded as non-independent; or

2.	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

3.	The statutory auditor is judged to be responsible for clear mismanagement or shareholder- unfriendly behavior.

4.	Egregious actions related to a statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

II. Election of Directors

Voting on Director Nominees in Uncontested Elections

There are three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure.

1.	At companies with a statutory auditor structure: vote FOR the election of directors, except:

a)	Top executive(s) at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years), unless an improvement is observed;

b)	For meetings on or after Feb. 1, 2022, top executive(s) at a company that allocates a significant portion (20 percent or more) of its net assets to cross-shareholdings. Exceptions may be considered for cases such as where the top executive has newly joined the company in connection with a bailout or restructuring;

c)	Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors and, for meetings on or after Feb. 1, 2022, at least one-third of the board members will not be outside directors;

d)	Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors and at least one-third of the board members will be independent directors;

e)	Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of FOR), when that proposal is deemed to be in the interest of independent shareholders; or

f)	An outside director nominee who attended less than 75 percent of board meetings during the year under review.

2.	At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote FOR the election of directors, except:

a)	Where an outside director nominee is regarded as non-independent and the board, after the shareholder meeting, is not majority independent;

b)	Top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors; or

c)	Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors and at least one-third of the board members will be independent directors.

3.	At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote FOR the election of directors, except:

a.	Where an outside director nominee who is also nominated as an audit committee member (outside director nominees who are not nominated as audit committee members are not subject to this policy) is regarded as non-independent; or

b.	Top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors.

III. Article Amendments

Adoption of a U.S.-style Three Committee Board Structure

Generally, vote FOR the adoption of a U.S. style, three-committee board structure.

Adoption of a Board with Audit Committee Structure

Generally, vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote AGAINST the article amendments. Vote CASE-BY-CASE if the board currently has a three-committee structure.

Increase in Authorized Capital

Generally, vote CASE-BY-CASE on this request if the company explicitly provides reasons for the increase.

If the company does not provide reasons for the increase, generally vote FOR proposals to increase authorized capital, unless the increase is intended for a poison pill.

Creation/Modification of Preferred Shares/Class Shares

Generally, vote CASE-BY-CASE on this request.

Repurchase of Shares at Board’s Discretion

Vote CASE-BY-CASE on article amendments to give the board discretionary authority over share repurchases, taking into account the company’s:

1.	Balance sheet conditions;

2.	Capital efficiency and return on equity;

3.	Past share buybacks and dividend payouts;

4.	Board composition;

5.	Shareholding structure; and

6.	Other relevant factors.

Generally, vote AGAINST these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

Allow Company to Make Rules Governing the Exercise of Shareholders’ Rights

Generally, vote AGAINST this change.

Limit Rights of Odd Shareholders

Generally, vote FOR this change.

Amendments Related to Takeover Defenses

Generally, vote FOR this proposal, unless Boston Partners opposes or has opposed the poison pill proposal by itself.

Decrease in Maximum Board Size

Generally, vote FOR this proposal, unless the decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority Vote Requirement to Remove a Director

Generally, vote AGAINST proposals seeking a supermajority requirement to remove a director.

Creation of Advisory Positions (Sodanyaku or Komon)

Generally, vote AGAINST amendments to articles of incorporation to create new advisory positions such as “sodanyaku” or “komon,” unless the advisors will serve on the board of directors and thus be accountable to shareholders.

Payment of Dividends at the Board’s Discretion

Generally, vote AGAINST proposals allowing the board to pay dividends at its discretion. However, if the company employs board with committee structure and the proposal would not eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote FOR the article amendments.

Management Buyout Related Amendments

Generally, vote CASE-BY-CASE on management related buyout amendments.

IV. Compensation

Annual Bonuses for Directors/Statutory Auditors

Vote FOR approval of annual bonuses, unless recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Retirement Bonuses

Generally, vote FOR approval of retirement bonuses, unless:

1.	Recipients include outsiders; or

2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

Generally, vote FOR approval of special payments in connection with abolition of retirement bonus system, unless:

1.	Recipients include outsiders; or

2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

Generally, vote FOR approval of stock option plans, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

3.	The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

Generally, vote FOR approval of deep-discounted stock option plans10, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

3.	The maximum number of options that can be issued per year is not disclosed; or

4.	No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Director Compensation Ceiling

Generally, vote FOR proposals seeking to increase director fees, if:

1.	The specific reason(s) for the increase are explained; or

2.	The company is introducing or increasing a ceiling for performance-based compensation.

Vote CASE-BY-CASE on proposals seeking to increase director fees, taking into account the company’s stock price performance and capital efficiency if:

1.	The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally, vote AGAINST proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Statutory Auditor Compensation Ceiling

Generally, vote FOR proposals seeking to increase statutory auditor compensation ceiling, unless statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior

KOREA

I. Election of Directors

Director Elections

Independence

Boston Partners applies a five-year cooling off period to former employees or executives when determining nominee independence in Korea.

Vote AGAINST any non-independent director nominees where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies).

Composition

For cases where the election of multiple directors are presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any governance concerns.

Voting on Director Nominees in Contested Elections

Vote CASE-BY-CASE, determining which directors are best suited to add value for shareholders. The analysis will generally be based on, but not limited to, the following major decision factors:

1.	Management’s track record;

2.	Background to the contested election;

3.	Nominee qualifications and any compensatory arrangements;

4.	Strategic plan of dissident slate and quality of the critique against management;

5.	Likelihood that the proposed goals and objectives can be achieved (both slates); and

6.	Stock ownership positions.

II. Audit Related

Election of Audit Committee Member(s)

Vote CASE-BY-CASE on the election of audit committee members. Consider the history of a particular director when deciding whether to vote in favor of his/her (re)election.

For small companies, Boston Partners will vote AGAINST a non-independent director nominee if the audit committee is less than two-thirds independent.

Election of Internal Auditor(s)/ Establishment of Audit Committees

Vote CASE-BY-CASE on the election of internal auditor(s) . Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)election.

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee. For those small companies which choose to create an audit committee in place of the internal auditor system vote FOR the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

Generally, vote FOR the establishment of an audit committee as a replacement for the internal auditor system.

III. Capital Structure/Restructuring

Stock Split

Generally, vote FOR stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Spinoff Agreement

Generally, vote FOR the approval of a spinoff agreement, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

2.	The company's structure following the spinoff does not reflect good corporate governance;

3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or

4.	The company does not provide sufficient information upon request to make an informed voting decision.

5.	There is an accompanying reduction in capital.

Reduction in Capital Accompanied by Cash Consideration

Generally, vote FOR proposals to reduce a company's capital that accompany return of funds to shareholders and are part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately AGAINST all outstanding capital, and therefore do not involve any material change relative to shareholder value.

Reduction in Capital Not Accompanied by Cash Consideration

Generally, vote FOR proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

Merger Agreement, Sales/ Acquisition of Company Assets, and Formation of Holding Company

Generally, vote FOR the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

2.	The company's structure following such transactions does not reflect good corporate governance;

3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;

4.	The company does not provide sufficient information upon request to make an informed voting decision; and/or

5.	The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

IV. Compensation

Remuneration Cap for Directors

Generally, vote FOR approval of the remuneration cap for directors, unless:

1.	The proposed cap on directors' remuneration is excessive relative to peer companies' remuneration without reasonable justification; or

2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Remuneration Cap for Internal Auditors

Generally, vote FOR the remuneration cap for internal auditors, unless:

1.	The proposed remuneration cap for internal auditors is excessive relative to peer companies' remuneration caps without reasonable justification; or

2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase; or

3.	There are serious concerns about the statutory reports presented or audit procedures used.

Stock Option Grants

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

Generally, vote FOR stock option grant proposals, unless:

1.	The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

2.	The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amendments to Terms of Severance Payments to Executives

Generally, vote FOR the establishment of, or amendments, to executives' severance payment terms, unless:

1.	The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

2.	The negative provisions proposed in a resolution outweigh any positive ones; and/or

3.	The company proposes to introduce a new clause that is effectively a golden parachute clause.

Stock Option Programs for the Employee Stock Ownership Plan

Generally, vote FOR article amendments to establish stock option programs for the Employee Stock Ownership Plan if:

1.	The company explicitly states that shareholders’ approval will be required for the board to grant stock options to individual members of the employee stock ownership plan pursuant to the Framework Act on Labor Welfare, either prior to the grant or retrospectively at the earliest general meeting; and

2.	The maximum dilution level under the program does not exceed 5 percent of issued capital for a mature company and 10 percent for a growth company.

Golden Parachute Clause

Generally, vote AGAINST proposals to introduce a provision that entitles the company's directors to an excessive level of remuneration in the event that they are dismissed or terminated.

V. Routine/Miscellaneous

Authorizing Board to Approve Financial Statements and Income Allocation

Generally, vote AGAINST proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

RUSSIA AND KAZAKHSTAN

I. Operation Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless the financial statements and/or auditor's report are not disclosed or are incomplete.

Appointment of Auditors and Auditor Fees

For widely-held companies, vote AGAINST the authorization of auditor fees, or AGAINST the election of auditors if the authorization of auditor fees is not presented as a separate item, if:

1.	Non-audit fees exceed audit-related fees (or any stricter limit under local law or best practice); or

2.	Audit fees are not disclosed.

Appointment of Audit Commission

Vote FOR the election of the audit commission members where the number of nominees is equal to the number of seats on the audit commission unless:

1.	Adequate disclosure, including the nominees' names, has not been provided in a timely manner;

2.	There are serious concerns about the work and/or the composition of the audit commission;

3.	There are serious concerns about the statutory reports presented or the audit procedures used;

4.	There are serious concerns over questionable finances or restatements.

Where the number of nominees exceeds the number of seats on the audit commission, vote on a CASE-BY-CASE basis considering the following factors:

1.	Nominees' independence and potential conflicts of interest;

2.	Nominees' qualifications, experience, and past track records;

3.	Current composition of the audit commission.

Early Termination of the Audit Commission

Vote FOR the early termination of powers of the audit commission unless there are any concerns with the proposal.

II. Board of Directors

Cumulative Voting System

Where the number of candidates is equal to the number of board seats, vote FOR all independent director nominees.

Where the number of candidates exceeds the number of board seats, vote FOR all or a limited number of the independent director nominees considering factors including, but not limited to, the following:

1.	Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;

2.	Nominee(s) qualification, knowledge, and experience;

3.	Attendance record of the director nominees;

4.	Company's free float.

Where none of the director nominees can be classified as independent Boston Partners will consider factors including, but not limited to, the following when deciding whether to vote in favor of a candidate's (re)election:

1.	A director nominee, while not classified as independent per Boston Partners’ classification of directors, has been classified as independent per company's director classification criteria and/or any other directors classification criteria widely used in the market;

2.	A director nominee possesses adequate qualification, knowledge and experience;

3.	There are no specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

At companies on the main index, Boston Partners may vote AGAINST all nominees, if none of the proposed candidates can be classified as independent non-executive directors.

Vote CASE-BY-CASE for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors may be best suited to add value for shareholders.

For the companies that have a status of an International Company re-domiciliated to Russia and choose to follow the regulation of a country from which they have re-domiciliated, vote in accordance with the Country Guidelines applicable to the company prior to its re-domiciliation.

Early Termination of Powers of Board of Directors

Vote FOR the early termination of powers of the board of directors where such a proposal is supported by compelling justification.

Vote AGAINST proposals seeking to alter the composition of the board and resulting in majority shareholder increasing its influence on the board.

Election of General Director (CEO)

Vote FOR the election of the general director, unless there are significant concerns with the proposed candidate and/or compelling controversies with the election process exist.

Early Termination of Powers of General Director (CEO)

Vote FOR (AGAINST) the early termination of powers of the general director where such a proposal is (is not) supported by compelling justification.

III. Compensation

Vote compensation plans on a CASE-BY-CASE basis.

Non-Executive Director Compensation

Generally, vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

2.	Proposed amounts are excessive relative to other companies in the country or industry.

3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

4.	Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

5.	Proposals introduce retirement benefits for non-executive directors.

Equity-based Compensation Guidelines

Boston Partners will generally vote FOR equity-based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

1.	The volume of awards transferred to participants must not be excessive;

2.	The potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

a.	The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent. In this case, we will need to have performance conditions attached to the plans which should be acceptable;

b.	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

c.	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount;

3.	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

SINGAPORE

I. Board of Directors

Voting for Director Nominees in Uncontested Elections- Independence and Composition

Boston Partners applies a five-year cooling off period to former employees or executives when determining nominee independence in Singapore.

Generally, vote FOR the re-election of directors, unless:

1.	The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

2.	Any non-independent director nominees where the board is less than one-third independent[7];

3.	The nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is less than majority independent under the following scenarios:

a.	The chairman and the CEO are the same person;

b.	The chairman and the CEO are immediate family members;

c.	The chairman is part of the management team; or

d.	The chairman is not an independent director.

4.	The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;

5.	The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

6.	There is a conflict of interest in the resolution(s) to be discussed in the board or committee meeting.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote AGAINST if:

1.	The nominee is an executive director;

2.	The nominee is a non-independent chairman of the board.

Boston Partners will consider an independent non-executive director non-independent if such director serves as a director for more than nine years, and the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

7 Not applicable if the lack of board independence is due to the immediate retirement, abrupt resignation, or death of an independent non-executive director, provided that the company mentioned or announced a definite timeline of up to three months for the appointment of a new independent non-executive director to have adequate level of board independence.

Boston Partners will generally vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value

II. Remuneration

Director Remuneration

Generally, vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

Generally, vote FOR an equity-based compensation plan unless:

1.	The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or

3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

III.  Share Issuance Requests

Issuance Requests

For companies listed on the Mainboard of the Singapore Exchange, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights.

General Issuance Requests – Real Estate Investment Trusts

Generally, vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights for all Singapore companies..

For Singapore companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights. For Real Estate Investment Trusts, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 10 percent of its issued unit capital and 50 percent with preemptive rights.

Specific Issuance Requests

For issuance requests relating equity compensation plans, apply the policy on equity compensation plans. For other issuance requests, vote on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally, vote FOR resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the price limit for on-market repurchases exceeds 5 percent or the premium over the overage trading price of the shares as implied by the price limit for off-market repurchased exceeds 20 percent.

IV. Articles and By-law Amendments

Vote CASE-BY-CASE on proposed amendments to the Articles and By-Laws based on the details of the proposed amendments provided by the company.

In the absence of adequate information that would specify the details of proposed amendments, generally vote AGAINST:

1.	The proposed amendments;

2.	The adoption of new Articles of Association; or

3.	The replacement of the current constitutional document.

Vote CASE-BY-CASE on the adoption of new constitutional document with no previous reference.

V. Related Party Transactions

Generally, vote FOR mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.

SOUTH AFRICA

I. Operational Items

Authority to Ratify and Execute Approved Resolutions

Vote FOR the authority to ratify and execute approved resolutions, unless opposing all other items on the agenda.

II. Board of Directors

Voting on Director Nominees in Uncontested Elections

Boston Partners applies a five-year cooling off period to former executives when determining nominee independence in South Africa. Boston Partners applies a three-year cooling off period to immediate family members, auditors, and senior legal advisors.

Generally, vote FOR the election/ reelection of directors unless the director is a non-independent NED:

1.	Serving on the audit committee (unless there is a separate annual general meeting proposal specifically covering his/her election as an audit committee member);

2.	Serving on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's Black Economic Empowerment (BEE) credentials; or

3.	The majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's BEE credentials.

Accountability

Do not support bundled elections.

Alternative Directors: Proposals to re-elect alternate directors will take into account the vote that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

Audit Committee Elections

Vote for the re-election of the audit committee and/or audit committee members, unless:

1.	Committee member elections are bundled into a single voting item, and the committee includes one or more non-independent NEDs;

2.	Committee members are elected individually, and the audit committee member is a non-independent NED;

3.	The board chair is a member of the audit committee, in line with the position stated in King IV. Boston Partners will only apply this provision to large, widely held companies;

4.	Repeated absences (less than 75 percent attendance) at committee meetings have not been explained; or

5.	There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

Companies (other than those covered by the Banks Act) must establish an audit committee of at least three members, which must be elected by shareholders at the AGM (CA s94).

Social and Ethics Committee Elections

Vote FOR the reelection of the social and ethics committee and/or social and ethics committee members, unless:

1.	The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or

2.	Serious concerns have been raised with the work of the committee during the year.

III.  Capital Structure

Share Issuance Authorities

Vote FOR a general authority to place authorized but unissued ordinary shares under the control of the directors, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;

2.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or

3.	The company used the authority during the previous year in a manner deemed not be in shareholders' best interests.

Vote FOR a general authority to issue ordinary shares for cash, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or

2.	The company used the authority during the previous year in a manner deemed not to be in shareholders' interests.

Vote FOR a general authority to issue preference shares, unless:

1.	Following the issue, preference shares would comprise greater than 50 percent of the company's issued share capital; or

2.	The terms of the preference shares would adversely affect the rights of existing shareholders.

3.	The issue of shares pursuant to a specific transaction will be considered on a CASE-BY-CASE basis, depending on the merits of the underlying deal.

Share Buyback Authorities

Vote FOR a general share buyback authority, unless:

1.	The company wishes to repurchase more than 20 percent of its issued share capital over the year;

2.	The repurchase can be used for takeover defenses; or

3.	There is clear evidence of abuse.

IV. Remuneration

Fees for Non-Executive Directors

Vote FOR the fees payable to non-executive directors unless the proposed fees are excessive, relative to similarly-sized companies in the same sector. Fees should specifically relate to an individual's responsibilities as a non-executive director on the board; open-ended authorities covering ad hoc or consultancy work are generally not supported due to the potential impact on director independence.

Approval of Remuneration Policy

When assessing a company's remuneration policy, Boston Partners will generally vote AGAINST if the level of disclosure around the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the executive remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards;

2.	The vesting period for long-term incentive schemes is set at less than three years;

3.	Long-term schemes include an element of retesting;

4.	The policy provides for grants of share options at a discount to market value;

5.	The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures);

6.	The quality of disclosure around the severance provisions of the executive directors' service contracts, including any potential termination payments, is considered inadequate;

7.	The policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Approval of Implementation Report

When assessing the implementation report, Boston Partners will generally vote AGAINST if the level of disclosure regarding the application of the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the implementation report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Large increases in fixed remuneration have been implemented which have not been adequately explained;

2.	The company has made bonus payments, but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses);

3.	The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained;

4.	The performance conditions for long-term incentive schemes, where applicable, are not disclosed, or are not considered sufficiently challenging or relevant;

5.	Significant termination-related or restraint of trade payments have been made to executive directors, and the reasons for these are not disclosed or, where they are disclosed, do not adequately justify the size of the payment;

6.	Discretion has been used during the year in a manner not considered consistent with shareholder interests, or the application of the policy is in any way not considered aligned with shareholder interests, with particular attention given to any payments or decisions which have been made outside of the policy framework previously communicated to shareholders.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support for the implementation report resolution, notwithstanding the presence of some historical issues of concern.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, other members of the remuneration committee) may receive a negative vote.

New Equity Incentive Scheme or Amendment to Existing Scheme

Boston Partners evaluates management proposals seeking approval for a share incentive scheme on a CASE-BY-CASE basis. When judging such items, Boston Partners will generally vote AGAINST if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, Boston Partners will vote FOR the proposal unless one or more of the following apply:

1.	Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.

2.	Performance conditions can be retested.

3.	Performance is measured over a period shorter than three years.

4.	The plan allows for option repricing or issue of options at a discount or backdating of options.

5.	The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).

6.	The scheme provides for potentially excessive individual reward or has no caps on individual participation.

7.	The scheme rules allow for accelerated vesting upon termination (including change of control) without reference to relevant performance criteria. In addition, best practice suggests that "good leaver" treatment should include appropriate pro-rating to outstanding long-term incentive awards to reflect any reduced time in service.

8.	NEDs can participate in the scheme.

9.	The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

Financial Assistance

Vote FOR a general authority to provide financial assistance, unless:

1.	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in incentive schemes;

2.	The authority would facilitate the operation of an incentive scheme(s) which raises governance concerns, with particular attention given to any schemes which authorize the provision of preferential loans to directors; or

3.	As part of the authority, the company seeks approval to provide financial assistance "to any person".

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders' interests would warrant further review and analysis.

V. Other Items

New Memorandum of Incorporation (MOI)/ Amendments to the MOI

Vote on a new MOI or on amendments to the MOI on a CASE-BY-CASE basis, depending on the impact on shareholder rights.

Boston Partners will normally vote AGAINST a MOI which limits retirement by rotation to non-executive directors only.

Black Economic Empowerment (BEE) Transactions

Vote on BEE transactions on a CASE-BY-CASE basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company's chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

Social and Ethics Committee Report

Vote FOR the report of the social and ethics committee, unless:

1.	The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or

2.	Serious concerns have been raised with the work of the committee during the year.

TAIWAN

I. Allocation of Income and Dividends

Allocation of Income and Dividends

Generally, vote FOR approval of the allocation of income and dividends.

When distributing earnings and dividends, companies usually provide shareholders one or a combination of the following:

1.	Cash dividends from earnings;

2.	Cash dividends from capital reserves;

3.	New shares from capital reserves;

4.	Stock dividends.

When losses are posted for the year, companies are required to submit the loss offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements.

Cash Dividends or New Shares from Capital and Legal Reserves

Generally, vote FOR proposals to distribute dividends or new shares from capital and legal reserves.

Stock Dividends

Resolution Type: Special

Generally, vote FOR proposals to distribute stock dividends.

II. Capital Reduction

Generally, vote FOR the capital reduction to offset losses or to distribute cash to shareholders unless:

1.	The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company but instead favors certain shareholders; or

2.	The proposed cash distribution is expected to negatively affect the company's day-to-day operations.

III. Amendments to Company Articles/By-laws

Cash Dividend Distribution Plans

Generally, vote AGAINST proposals for article amendments to grant the board full discretion to decide on the company's cash dividend distribution plan without shareholder approval.

IV. Capital Raising

Generally, vote FOR general authority to issue shares if:

1.	A general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.

2.	A general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Vote CASE-BY-CASE on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

V. Compensation

Equity Based Compensation

Vote CASE-BY-CASE on employee restricted stocks and/or employee stock warrant plans. Vote AGAINST the employee restricted stocks plan and/or employee stock warrants plan if any of the following features is not met:

1.	Existing substantial shareholders are restricted in participation;

2.	Presence of challenging performance hurdles if awards are issued or exercised for free or at a deep discount; or

3.	Reasonable vesting period (at least two years) is set.

VI. Release of Restrictions on Directors Competitive Activities

Vote AGAINST release of restrictions on competitive activities of directors if:

1.	There is lack of disclosure on the key information including identities of the directors in question, current positions in the company, and outside boards they are serving on; or

2.	The non-nomination system is employed by the company for the director election.

UNITED KINGDOM AND IRELAND

I. Operational Items

Accept Financial Statements and Statutory Reports

The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote. For smaller companies, other minimum disclosure requirements include:

The identity of all the directors, their board roles, committee memberships and independence classification;

1.	List of major shareholders;

2.	Attendance at board and committee meetings; and

3.	Details of compliance against a "recognized corporate governance code" (as required by the AIM Rules).

In addition, where no appropriate resolution to target an investor's specific concern is on the ballot, Boston Partners may vote AGAINST this resolution. Specific concerns include:

1.	Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re-election)

2.	Absence of regular re-election for all directors (once every three years at a minimum); and

3.	Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).

Concerns raised in the first year may not lead to a negative vote; this is more likely in the event of repeated concerns identified over a number of years.

II. The Board of Directors

Board Diversity

Gender Diversity

Generally, vote AGAINST the chair of the nomination committee (or other directors on a CASE-BY-CASE basis) in the following cases

1.	The company is a constituent of the FTSE 350 (excluding investment trusts) and the board does not comprise at least 33 percent representation of women.

2.	The company (excluding investment trusts) is a constituent of any of the following, and there is not at least one woman on the board:

a.	FTSE Small Cap;

b.	ISEQ 20;

c.	Listed on the AIM with a market capitalization of over GBP 500 million.

Mitigating factors include:

1.	Compliance with the relevant board diversity standard at the preceding annual general meeting and a firm commitment, publicly available, to comply with the relevant standard within a year.

2.	Other relevant factors as applicable.

Ethnic Diversity

Generally, vote AGAINST the chair of the nomination committee (or other directors on a case-by-case basis) if the company is a constituent of the FTSE 100 index (excluding investment companies) and has not appointed at least one individual from an ethnic minority background to the board.

There is an expectation for constituents of the following indices (excluding investment companies) to appoint at least one individual from an ethnic minority background to the board by 2024:

1.	FTSE 250 index;

2.	FTSE SmallCap;

3.	ISEQ 20;

4.	Listed on the AIM with a market capitalization of over GBP 500 million.

The abovementioned companies are expected to publicly disclose a roadmap to compliance with best market practice standards of having at least one director from an ethnic minority background by 2024.

Board Independence and Tenure

Directors are assessed on a CASE-BY-CASE basis, although a non-executive director is likely to be considered as non-independent if one (or more) of the issues listed below apply, in accordance with the U.K. Governance Code. The director nominee:

1.	Has been an employee of the company or group during the last five (5) years;

2.	Has, or a connected person has had, within the last three (3) years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;

3.	Has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or performance-related pay schemes, or is a member of the company's pension scheme;

4.	Has close family ties with any of the company's advisers, directors or senior employees;

5.	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies;

6.	Represents a significant shareholder;

7.	Is attested by the board to be a non-independent non-executive director;

8.	Is a former board chair; or

9.	Has a substantial personal shareholding of greater than 1 percent (greater than three percent for small companies; greater than 1 percent for investment companies provided the investment trust is listed in the FTSE All-Share index); or

10.	Tenure.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

At investment trusts, tenure is not taken into account when assessing independence. However, classified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote would over time be applied to the chairman's re-election.

Non-executive directors that have served concurrently with an executive director for over nine (9) years, are deemed non-independent.

If a non-executive director has served for fifteen (15) years on the board, Boston Partners deems such individuals as non-independent.

The board chair should not remain in post for more than nine (9) years from the date of their first appointment to the board. However, their appointment can be extended for a limited time particularly in those cases where the chair was an existing non-executive director on appointment, to facilitate effective succession planning and the development of a diverse board. Vote CASE-BY-CASE on the re-election of a tenured chair taking into account:

1.	Succession planning;

2.	Diversity; and

3.	Board independence.

Board and Committee Composition

Generally, vote AGAINST any non-independent, non-executive director whose presence on the board, audit, or remuneration committee renders the board or committee insufficiently independent, unless the company discloses details of how the issue of concern will be resolved by the next annual general meeting.

Non-independent non-executive directors serving on the nomination committee are assessed on a CASE-BY-CASE basis.

For all companies with a premium listing, at least half the board should comprise non-executive directors determined by the board to be independent.

For companies in the FTSE 350, the audit committee should comprise at least three non-executive directors, and all members should be independent. The board chair should not be a member of the audit committee. The remuneration committee should also comprise at least three non-executive directors and again, all members should be independent. In addition, the board chair may also be a member of, but not chair the remuneration committee if he or she was considered independent on appointment as chair. A majority of the nomination committee should be independent non-executive directors.

For companies in the FTSE All Share below the FTSE 350, the board should establish audit and remuneration committees with at least two members on each committee, all of whom should be independent non-executive directors. The board chair may be a member of, but not chair, of the remuneration committee in addition to the independent non-executive directors, provided he or she was considered independent on appointment as chair. A majority of the nomination committee should be independent non-executive directors.

For FTSE Fledgling companies, the audit and remuneration committees should be fully independent and should include a minimum of two independent non-executives. The majority of the members of the nomination committee should be independent. The chair may sit on the remuneration committee (but not the audit committee) provided that he/she continues to be considered independent.

III. Compensation

Remuneration Policy

Vote the resolution to approve the remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company's specific circumstances and strategic objectives;

2.	The company's approach to fixed remuneration is appropriate, with a particular focus on the extent to which pension contributions are aligned with those available to the wider workforce, as recommended by the UK Code;

3.	The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;

4.	Increases to the maximum award levels for the LTIP and bonus have been adequately explained;

5.	Performance conditions for all elements of variable pay are clearly aligned with the company's strategic objectives, with vesting levels and holding periods that are in line with UK good practice;

6.	Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;

7.	The shareholding requirement for executive directors is a minimum of 200 percent of base salary, with an appropriate post-employment shareholding requirement in place;

8.	Service contracts contain notice periods of no more than twelve months' duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;

9.	Non-executive directors do not receive any performance-related remuneration beyond their standard fees;

10.	The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;

11.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and

12.	There are no issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas including:

1.	The start and end date of the policy;

2.	Base salaries;

3.	Benefits and pensions;

4.	Annual bonus;

5.	Long-term incentive plans (LTIP);

6.	Claw back provisions;

7.	Good leavers;

8.	Change in control;

9.	Shareholding requirement;

10.	Executive directors’ service contracts, including exit payments;

11.	Arrangements for new joiners;

12.	Discretion;

13.	Non-executive director pay; and

14.	All-employee schemes.

For smaller companies, a negative vote would be considered if any of the following applied:

1.	Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months' notice;

2.	Vesting of incentive awards is not conditional on the achievement of performance hurdles;

3.	Re-testing is allowed throughout the performance period; or

4.	There are any other serious issues with the policy when measured against good market practice.

Remuneration Report

Vote the resolution to approve the remuneration report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

2.	The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;

3.	Performance targets are measured over an appropriate period and are sufficiently stretching;

4.	Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;

5.	Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;

6.	Any special arrangements for new joiners were in line with good market practice;

7.	The remuneration committee exercised discretion appropriately; and

8.	There are no issues in the report which would be of concern to shareholders.

Where the report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

For small companies, when assessing remuneration report resolutions, a negative vote would be considered if any of the following applied:

1.	Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;

2.	NEDs have received performance-related pay during the year under review;

3.	Options have been re-priced during the period under review;

4.	Re-testing is allowed throughout the performance period;

5.	Share awards granted to executive directors during the year under review feature a performance period of less than three years; or

6.	There are any other serious issues with the report when measured against good market practice.

The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect an NED's independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.

Approval of a New or Amended LTIP

Vote the resolution to approve a new or amended LTIP on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The LTIP is aligned with the company's strategy, is not over-complex and fosters an appropriately long-term mindset;

2.	The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;

3.	Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;

4.	The maximum payout is capped;

5.	The vesting levels for threshold and on target performance are in line with market norms, with threshold vesting generally no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.

6.	The LTIP is in line with the current remuneration policy;

7.	Change of control, good leaver, and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;

8.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;

9.	The scheme is operating within dilution limits that are aligned to the relevant UK market standards. Namely, no more than 10 percent of the issued share capital should be issued under all incentive schemes in any rolling 10-year period, and no more than 5 percent of the issued share capital should be issued under executive (discretionary) schemes in any rolling 10-year period, in line with the guidelines established by the Investment Association; and

10.	There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

IV. Capital Structure

Authorize Issue of Equity with and without Pre-emptive Rights

Generally, vote FOR a resolution to authorize the issuance of equity, unless:

1.	The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

2.	For small companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital in any one year. For larger companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.

For investment companies, generally, vote FOR a resolution to authorize the issuance of equity if there is a firm commitment from the board that shares would only be issues at the price at or above net asset value. Otherwise, generally vote FOR a resolution to authorize the issuance of equity, unless:

1.	The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

2.	The routine authority to disapply preemption rights exceeds 5 percent of the issued share capital in any one year.

Authorize Market Purchase of Ordinary Shares

Generally, vote FOR the resolution to authorize the market purchase of ordinary shares, unless:

1.	The authority requested exceeds the levels permitted under the Listing Rules; or

2.	The company seeks an authority covering a period longer than 18 months.

Boston Partners will generally support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. Boston Partners recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next annual general meeting, if sooner. However, Boston Partners will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

V. Other Items

Authorize EU Political Donations and Expenditure

Generally, vote FOR the resolution to authorize EU political donations and expenditure, unless:

1.	The company made explicit donations to political parties or election candidates during the year under review;

2.	The duration of the authority sought exceeds one year and the company has not clarified that separate authorization will be sought at the following annual general meeting should the authority be used; or

3.	No cap is set on the level of donations.

Continuation of Investment Trust

For investment companies, Boston partners will vote FOR when the board has tabled the resolution to comply with the requirement in the trust's articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern.

If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, Boston Partners will consider the issues on a CASE-BY-CASE basis.

END

March 2022

PROXY VOTING AND

GOVERNANCE POLICY

1.	INTRODUCTION		4

2.	RESEARCH UNDERPINS DECISION MAKING		4

3.	PROXY VOTING GUIDELINES		5
	3.1	BOARD AND DIRECTOR PROPOSALS	5
	3.2	COMPENSATION PROPOSALS	8
	3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS	11
	3.4	AUDITOR PROPOSALS	14
	3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS	14
	3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS	17

4.	CONFLICTS OF INTEREST		19
	4.1	INTRODUCTION	19
	4.2	ADHERENCE TO STATED PROXY VOTING POLICIES	19
	4.3	DISCLOSURE OF CONFLICTS	19
	4.4	POTENTIAL CONFLICTS LIST	19
	4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST	20
	4.6	REVIEW OF THIRD-PARTY RESEARCH SERVICE CONFLICTS OF INTEREST	20
	4.7	CONFIDENTIAL VOTING	20
	4.8	A NOTE REGARDING AB’S STRUCTURE	21

5.	VOTING TRANSPARENCY		21

6.	RECORDKEEPING		21
	6.1	PROXY VOTING AND GOVERNANCE POLICY	21
	6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES	21
	6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS	21
	6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION	21
	6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS	21

PROXY VOTING AND GOVERNANCE POLICY	2

7.	PROXY VOTING PROCEDURES		22
	7.1	VOTE ADMINISTRATION	22
	7.2	SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES	22
	7.3	LOANED SECURITIES	22

EXHIBITS

●	Proxy Voting Guideline Summary
●	Proxy Voting Conflict of Interest Form

PROXY VOTING AND GOVERNANCE POLICY	3

1.	INTRODUCTION

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients' investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsibility team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency, and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, members of Responsibility team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

PROXY VOTING AND GOVERNANCE POLICY	4

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long-term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK

AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals (each an “SHP”). We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:

+	Materiality of the mentioned ESG or climate issue for the company’s business
+	The company’s current practice, policy, and framework
+	Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?
+	Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?
+	How does the proposal add value for the shareholders?

This shareholder proposal framework applies to all proposal items labeled “SHP” throughout the Policy and any shareholder proposals that aren’t discussed in the Policy but appear in our voting universe.

3.1	BOARD AND DIRECTOR PROPOSALS

1.	Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight	CASE-BY-CASE

AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company.

2.	Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

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3.	Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4.	Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5.	Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

6.	Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7.	Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related-party transactions, and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit, or governance practices, including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

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a.	Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.	Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: four (4) or more outside total public company board seats for non-CEOs, three (3) or more outside total public company board seats for the sitting CEO of the company in question and two (2) or more outside total public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

9.	Board Diversity

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the US, California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure, and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy, so-called “Rooney Rules”, assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. Our views on board diversity translate to the following two voting approaches:

a.	Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.

b.	Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on the board through 2021. Based on the outcome of such engagements, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on their board in 2022.

10.	Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

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11.	Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

12.	Majority Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

13.	Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors, and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors, considering the local market regulation and corporate governance codes as well as controlled company status.

14.	Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

15.	Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

16.	Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2	COMPENSATION PROPOSALS

17.	Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single trigger, we generally prefer pro rata vesting of outstanding equity awards.

1 For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

2 Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

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18.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

19.	Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item

20.	Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

21.	Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

22.	Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

23.	Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

24.	Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

25.	Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and;

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

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We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

26.	Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

27.	Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

28.	Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

29.	Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore, we will vote against shareholder proposals asking to prohibit relocation benefits.

30.	Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any.

31.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

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32.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

33.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

34.	Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

35.	Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.

36.	Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

37.	Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion, and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

38.	Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

39.	Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

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40.	Expensing Stock Options (SHP)	FOR

US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

41.	Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two -tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

42.	Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

43.	Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

44.	Multi Class Equity Structure	AGAINST

The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership — is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.

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For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.

45.	Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

46.	Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

47.	Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses, and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

48.	Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

49.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

50.	Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits, and key terms of the program.

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3.4	AUDITOR PROPOSALS

51.	Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

52.	Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

53.	Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association, and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item, and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

54.	Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

55.	Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

56.	A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

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We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

57.	Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.

Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

58.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

59.	Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

60.	Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

61.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

62.	Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

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We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

63.	Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

64.	Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

65.	Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

66.	Authorize Virtual-Only Shareholder Meetings	CASE-BY-CASE

COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice varies by company and jurisdiction with different safeguard provisions, we will consider—among other things—a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:

+	Explanation for eliminating the in-person meeting;
+	Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting;
+	How to submit and ask questions;
+	How the company plans to mimic a real-time in-person question and answer session; and
+	List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company

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3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

67.	Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68.	Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

69.	Charitable Contributions (SHP) (Management)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70.	Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71.	Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72.	Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

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For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

73.	Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessments, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees, and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

For proposals addressing forced labor and supply chain management from the human rights perspective, AB assesses the proposal based on its proprietary framework. The framework considers factors such as oversight of the issue, risk identification process, action plan to mitigate risks, the effectiveness of the action plan, and future improvement.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

74.	Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

75.	Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.

These proposals may increase transparency.

76.	Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

77.	Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

78.	Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

79.	Workplace: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity.

80.	Workplace: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups. Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed.

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The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this Policy3. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.5 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.

4.3	DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

+	Publicly traded clients of AB;
+	Publicly traded companies that distribute AB mutual funds;
+	Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;
+	Publicly traded companies that are sell-side clients of our affiliated broker-dealer, SCB&Co.;
+	Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;
+	Publicly traded affiliated companies;
+	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;
+	Publicly traded companies targeted by the AFL-CIO for engagement and voting; and
+	Any other company subject to a material conflict of which a Committee member becomes aware4.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

3 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

4 The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

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4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:

+	If our proposed vote is explicitly addressed by and consistent with the Policy, no further review is necessary.

+	If our proposed vote is contrary to the Policy (i.e., requires a case-by-case assessment or is not covered by the Policy), the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto). The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:

+	Recuse or “wall-off” certain personnel from the proxy voting process;
+	Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or
+	Take other actions as the Conflicts Officer deems appropriate.

4.6	REVIEW OF THIRD-PARTY PROXY SERVICE VENDORS

AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.

The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on an ESG related shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

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On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more members of Responsibility team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	VOTING TRANSPARENCY

We publish our voting records on our website one business day after the shareholder meeting date for each issuer company. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6.	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six (6) or more years, we will comply with the local regulation.9 We maintain the vast majority of these records electronically.

6.1	PROXY VOTING AND GOVERNANCE POLICY

The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team.

5 US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

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7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB currently uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Members of Responsibility team assess the proposals via ISS’s web platform, ProxyExchange, and submit all votes electronically. ISS then returns the proxy ballot forms to the designated returnee for tabulation. In addition, AB’s proxy votes are double-checked in a two-tiered approach. Votes for significant holdings, as defined by our stake, are reviewed real-time by an offshore team to verify that the executed votes are in-line with our Policy. Votes outside of the significant holdings universe are sampled and reviewed on a monthly basis by the members of Responsibility team to ensure their compliance with our Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client's best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.

7.3	LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

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PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal	Board and Director Proposals	For	Against	Case-by- Case

	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+

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Shareholder Proposal		For	Against	Case-by- Case
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+

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Shareholder Proposal		For	Against	Case-by- Case
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent			+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Workplace: Diversity	+
+	Workplace: Pay Disparity			+

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PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues explicitly addressed by, and consistent with our stated proxy voting policy?	☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote on consistent with our client’s recommended vote?	☐ Yes ☐ No

Leave blank if not applicable; if yes, continue to question 3; if no, provide a memo reflecting the guidelines provided below.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes ☐ No

Leave blank if not applicable.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

●	A list of the issue(s) where our proposed vote is contrary to our stated Policy (director election, cumulative voting, compensation)

●	A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

●	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
AB Conflicts Officer	Date:

Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

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Proxy Voting Policy and Procedures

Last Review Date: May 2022

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Proxy Voting Policy and Procedures

Contents

1	Overview	3

1.1	Policy Statement	3

1.2	Key principles	3

1.3	Scope	3

1.4	Roles and Responsibilities	3

1.5	References	4

2	Additional Definitions	4

3	Proxy Voting Procedures	5

3.1	Voting Generally	5

3.2	Abstentions	6

3.3	Funds of Funds	6

3.4	Conflicts of Interest	6

4	Reporting, Oversight and Recordkeeping	7

4.1	Client and Regulatory Reporting	7

4.2	Proxy Voting and Proxy Voting Service Oversight	8

4.3	Record Retention	8

5	Amendments	8

Proxy Voting Guidelines		9

Directors and Boards		9

Auditors and Accounting Issues		11

Compensation Issues		12

Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters		13

Environmental and Social Issues		15

Miscellaneous, Administrative and Routine Items		15

Proposals Outside the Guidelines		16

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Proxy Voting Policy and Procedures

1 Overview

1.1	Policy Statement

Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client.1 Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.

1.2	Key principles

●	Janus Henderson Investors will vote proxies in the best interest of each client.
●	Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.
●	Janus Henderson Investors will disclose its voting decisions to clients upon request and to the public where required or consistent with local market practice.
●	Janus Henderson Investors will maintain records supporting its voting decisions.

1.3	Scope

This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Intech Investment Management LLC or Kapstream Capital Pty Ltd.

1.4	Roles and Responsibilities

Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a sufficient written rationale for their vote.

Operations Control. Operations Control is generally responsible for administering the proxy voting process as set forth in this Policy for client accounts whose Portfolio Management is located inside the United States. Operations Control works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.

G&S Team. The G&S Team is generally responsible for administering the proxy voting process as set forth in this Policy for client accounts whose Portfolio Management is located outside the United States. The G&S Team works with the Proxy Voting Service and is responsible for reviewing shareholder meeting agendas, voting recommendations, and additional relevant documents and making voting decisions in consultation with Portfolio Management.

1 On behalf of accounts subject to the Employee Retirement Income Security Act of 1974 (ERISA), Janus Henderson Investors will vote proxies unless the power to vote such shares has been expressly retained by the appointing fiduciary in the investment management agreement. Janus Henderson Investors recognizes that the exercise of voting rights on securities held by ERISA plans is a fiduciary duty that must be exercised with care, skill, prudence and diligence. As such, where Janus Henderson Investors has voting responsibility for ERISA plans, they will vote proxies solely in the best interest of the participants and beneficiaries of such plans.

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Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.

Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including filing of the Form N-PX in the United States.

1.5	References

Rule 206(4)-7 of the Investment Advisers Act

Rule 30b1-4 of the Investment Company Act

Rule 239.15 et seq. of the Investment Company Act

Commission Delegated Regulation (EU) No 231/2013, Article 37

Commission Directive 2010/43/EU, Article 21

FCA COLL 6.6A.6

CSSF Regulation 10-04, Article 23

UN Principles for Responsible Investment

IMAS Singapore Stewardship Principles

SFC Principles of Responsible Ownership

FRC UK Stewardship Code

2 Additional Definitions

G&S Team refers to the Governance and Stewardship team.

Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, and Janus Henderson Investors US LLC.2,

JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.

Policy means this Proxy Voting Policy and Procedures.

Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.

2 Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds, as applicable.

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Proxy Voting Policy and Procedures

Proxy Administrator refers to the person performing administrative functions in support of the proxy voting program. For client accounts advised or sub-advised by Janus Henderson Investors entities located inside the United States, those functions are performed by Operations Control. For client accounts advised or sub-advised by Janus Henderson Investors entities located outside the United States, those functions are performed by the G&S Team.

Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the G&S Team and equity portfolio management who provide input on behalf of the investment team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.

Proprietary U.S Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust.

Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.

3 Proxy Voting Procedures

3.1	Voting Generally

Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management and the G&S Team may vote contrary to the Guidelines at their discretion and with sufficient rationale documented in writing. Where the (1) Guidelines call for Portfolio Management or G&S Team input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Services does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to the Proxy Administrator for further instruction. In the event Portfolio Management or the G&S Team is unable to provide input on a referred proxy item, Janus Henderson Investors will abstain from voting the proxy item.

Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.

Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by Janus Henderson Investors.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

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3.2	Abstentions

Janus Henderson Investors recognizes that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy.

3.3	Funds of Funds

Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons. From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. To mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders, Janus Henderson Investors will vote shares held by a fund-of-funds account in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.

In addition, certain Proprietary U.S. Funds may invest in ETFs and other funds advised by unaffiliated persons (“acquired funds,” and each, an “acquired fund”) pursuant to Rule 12d1-4 under the Investment Company Act (“Rule 12d1-4”). To the extent a Proprietary U.S. Fund and its advisory group2 (“advisory group”) individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open-end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1- 4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will. solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

3.4	Conflicts of Interest

Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management or the G&S Team seek to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.

Portfolio Management or the G&S Team is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management or the G&S Team in exercising its discretion or the existence of significant relationships with the issuer.

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Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients and other relationships. In the event Portfolio Management or the G&S Team intend to vote against the Guidelines with respect to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee which will review the rationale provided by Portfolio Management in advance of the vote. In the event Portfolio Management or the G&S Team intend to exercise discretion to vote contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee, which will review the rationale provided by Portfolio Management or the G&S Team in advance of the vote. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio managers’ stated rationale.

Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the head of the applicable investment unit or a delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.

If a proxy vote is referred to the head of the applicable investment unit or a delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.

4 Reporting, Oversight and Recordkeeping

4.1	Client and Regulatory Reporting

Janus Henderson Investors will provide clients with such information on proxy voting as agreed or otherwise set forth herein. Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts. Janus Henderson Investors will publicly disclose vote reporting in line with local market requirements or practices. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year.

Janus Henderson Investors shall present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.

Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on a particular matter still pending. Unless that information has otherwise been made public, Janus Henderson Investors may confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management and the G&S Team have the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part of Janus Henderson Investors’ ongoing investment analysis process.

A complete copy of Janus Henderson Investors’ proxy voting policies and procedures, including specific guidelines, will be made available at www.janushenderson.com.

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4.2	Proxy Voting and Proxy Voting Service Oversight

The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.

In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.

4.3	Record Retention

Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.

5 Amendments

This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management or the G&S Team, to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to the Proxy Administrator and the Proxy Voting Service for implementation.

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APPENDIX A

Proxy Voting Guidelines

Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with these Guidelines and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management and the G&S Team are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.

Janus Henderson Investors recognizes that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.

While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management or the G&S Team for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.

In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.

Directors and Boards

Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:

●	Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;
●	Monitoring the effectiveness of the company's governance practices and making changes as needed;

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Proxy Voting Policy and Procedures

●	Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;
●	Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;
●	Ensuring a formal and transparent board nomination and election process;
●	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;
●	Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;
●	Monitoring the quality of relationships with key stakeholders; and
●	Overseeing the process of disclosure and communications.

Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.

The board of directors should establish audit, compensation and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.

Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.

Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.

Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.

Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director indemnification arrangements provided such provisions are not deemed excessive or inappropriate.

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Uncontested Elections –Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless they:

●	attend less than 75% of the board and committee meetings without a valid excuse;
●	ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;
●	are not responsive to advisory votes on executive compensation matters;
●	fail to provide appropriate oversight of company's risk management practices;
●	are non-independent directors and sit on the audit, compensation or nominating committees;
●	are non-independent directors and the board does not have an audit, compensation, or nominating committee;
●	are audit committee members and the non-audit fees paid to the auditor are excessive;
●	are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;
●	serve as directors on an excessive number of boards;
●	are compensation committee members and the company has poor compensation practices;
●	adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;
●	are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any female directors, and the company has not provided a reasonable explanation for its lack of gender diversity;
●	are the chair of the responsible committee of a company that is a significant greenhouse gas emitter[3] where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change; and/or
●	amend the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders.

Contested Elections – Janus Henderson Investors will evaluate proposals relating to contested director candidates on case-by-case basis.

Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

Auditors and Accounting Issues

Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).

3 Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.

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In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external auditors unless:

●	the auditor has a financial interest in or association with the company and is therefore not independent;
●	fees for non-audit services are excessive;
●	there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company's financial position;
●	the auditor is being changed without explanation; or
●	the auditor is not identified by name.

Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.

Compensation Issues

Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.

Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:

●	The overall potential cost of the scheme, including the level of dilution;
●	The issue price of share options relative to the market price;
●	The use of performance conditions aligning the interests of participants with shareholders;
●	The holding period (i.e., the length of time from the award date to the earliest date of exercise); and
●	The level of disclosure.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:

●	provide for re-pricing of underwater options;

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●	provide for automatic replenishment (“evergreen”) or reload options;
●	create an inconsistent relationship between long term share performance and compensation increases; and/or
●	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.

Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

●	requiring executive officers and directors to hold a minimum amount of stock in the company;
●	requiring stock acquired through exercised options to be held for a certain period of time; and
●	using restricted stock grants instead of options.

Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.

Executive Severance Agreements – Janus Henderson Investors will evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.

Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.

Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.

Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

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Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”

We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.

Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.

Share Issuances - Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.

Debt Issuances – Janus Henderson Investors will evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.

Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Reorganization, Restructuring and Liquidation – Janus Henderson Investors will evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.

Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.

Change in Jurisdiction of Incorporation or Organization - Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.

Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.

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Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).

Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.

Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Janus Henderson Investors will evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis.

Proxy Access – Janus Henderson Investors will evaluate proposals related to proxy access on a case-by-case basis.

Environmental and Social Issues

Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.

As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognizes that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.

Miscellaneous, Administrative and Routine Items

Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.

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Share Repurchase Plans - Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will evaluate shareholder proposals relating to share repurchases on a case-by-case basis.

“Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.

Designation of Exclusive Forum - Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organized in Delaware). Janus Henderson Investors will evaluate proposals designating an exclusive forum in other jurisdictions on a case-by-case basis.

Proposals Outside the Guidelines

For proposals outside the scope of the Guidelines or instructions otherwise provided to the Proxy Voting Service, Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service.

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Proxy Voting Guidelines

February 2023

I.	Introduction	1

II.	Board of Directors and Corporate Governance	1

A.	Election of Directors	1
B.	Contested Director Elections	2
C.	Cumulative Voting Rights	3
D.	Classified Boards	3
E.	Independent Chairperson	3
F.	Majority Voting in Director Elections	3
G.	Proxy Access	4
H.	Indemnification of Directors and Officers	4

III.	Compensation	4

A.	Equity Compensation Plans	4
B.	Employee Stock Purchase Plans	6

IV.	Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote..	6

A.	Compensation Committee	7
B.	Executive Severance Agreements	7

V.	Environmental and Social Issues	8

VI.	Anti-Takeover Provisions and Shareholders Rights Plans	8

A.	Shareholders Rights Plans (“poison pills”)	9
B.	Shareholder Ability to Call a Special Meeting	9
C.	Shareholder Ability to Act by Written Consent	9
D.	Supermajority Shareholder Vote Requirement	10

VII.	Anti-Takeover Provisions and Director Elections	10

VIII.	Capital Structure and Incorporation	10

A.	Increases in Common Stock	10
B.	Multi-Class Share Structures	11
C.	Incorporation or Reincorporation in another State or Country	11

IX.	Shares of Fidelity Funds or other non-Fidelity Funds	11

X.	Foreign Markets	12

XI.	Securities on Loan	12

XII.	Avoiding Conflicts of Interest	12

XIII.	Conclusion	13

I.	Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers’ and fund shareholders’ long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds’ investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company’s approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II.	Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A.	Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

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Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1.	Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2.	There are no women on the board or if a board of ten or more members has fewer than two women directors.

3.	There are no racially or ethnically diverse directors.

4.	The director is a public company CEO who sits on more than two unaffiliated public company boards.

5.	The director, other than a CEO, sits on more than five unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1.	The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2.	The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3.	For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B.	Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1.	Management’s track record and strategic plan for enhancing shareholder value;

2.	The long-term performance of the company compared to its industry peers; and

3.	The qualifications of the shareholder’s and management’s nominees.

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Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C.	Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D.	Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election.

Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E.	Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F.	Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

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G.	Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H.	Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III.	Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A.	Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1.	The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

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2.	The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3.	The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1.	Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2.	Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company's relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

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B.	Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV.	Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

-	The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

-	The alignment of executive compensation and company performance relative to peers; and

-	The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

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A.	Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committee if:

1.	The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:

a)	The alignment of executive compensation and company performance relative to peers; and

b)	The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.

2.	The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

3.	Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a)	Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b)	Adopted or extended a golden parachute.

B.	Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

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V.	Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund’s investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:

●	Address a topic that our research has identified as financially material;

●	Provide disclosure of new or additional information to investors, improving transparency;

●	Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company’s processes and governance of the topic in question; and

●	Are realistic or practical for the company to comply with.

VI.	Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

-	classified boards;

-	“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

-	golden parachutes;

-	supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

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-	poison pills;

-	restricting the right to call special meetings;

-	provisions restricting the right of shareholders to set board size; and

-	any other provision that eliminates or limits shareholder rights.

A.	Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1.	Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2.	Is integral to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5.	Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B.	Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C.	Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

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D.	Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII.	Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

-	All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

-	A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

-	It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII.        Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A.	Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

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In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B.	Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C.	Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX.          Shares of Fidelity Funds or other non-Fidelity Funds

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.

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X.	Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI.           Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII.         Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

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XIII.        Conclusion

Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

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Proxy Voting Policies and Procedures

Effective as of, September 15, 2022

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”)this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

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Proxy Administrator

Allspring’s Operations Department (“Proxy Administrator”) administers the proxy voting process. The Proxy Administrator, reports to Allspring’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Allspring Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

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Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.	First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]
2.	Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, significant transactions such as mergers and acquisitions) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance -Committee) for case-by-case review and vote determination.
3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:
a.	The Allspring Stewardship team[5] evaluates the matter for materiality and any other relevant considerations.
b.	If the Stewardship team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.
c.	If the Stewardship team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.
4.	Fourth, and subject to portfolio manager and sub-advisory input identified below, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

1 Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

2 The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

3 The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests and significant transactions such as mergers and acquisitions.

4 ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

5 The Allspring Stewardship Team is embedded in the investment team and reports to the Head of Global Fixed Income Research.

6 The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

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Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain material environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting

The Allspring Proxy voting policy is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will first seek to align to one opinion and avoid a ‘split vote’. However if the views are documented in a brief write up and the Proxy Governance Committee considers both views as being in the best interest of the respective shareholders, given the teams’ deep knowledge of investee companies, the votes may be split, subject to Proxy Governance Committee approval.

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

●	We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

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●	We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.
●	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.
●	We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
●	We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
●	We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

●	We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests
●	We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.
●	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
●	We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.
●	We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

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Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;
2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;
3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;
4.	Engaging an independent fiduciary who will direct the vote on such matter,
5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,
6.	Voting in proportion to other shareholders ("mirror voting") following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or
7.	Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Vendor Oversight

The Allspring Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

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Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The Allspring Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

●	A copy of these proxy voting policies and procedures;
●	Proxy statements received for client securities (which will be satisfied by relying on ISS);

Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring); and

●	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.

In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the Allspring Proxy Governance Committee: September 15, 2022

7

Global proxy voting guidelines

North America, Europe, Middle East, Africa,
Central America, South America and Asia

April 2022

Contents

4	I. JPMorgan Asset Management Global Proxy Voting Guidelines
	4	A. Objective
	4	B. Proxy Committee
	5	C. The Proxy Voting Process
	6	D. Conflicts of Interest
	7	E. Escalation of Material Conflicts of Interest
	7	F. Recordkeeping

9	II. Proxy Voting Guidelines

9	A. North America
25	B. Europe, Middle East, Africa, Central America and South America
38	C. Asia ex Japan
53	D. Japan

J.P. Morgan Asset Management	3

I. JPMorgan Asset Management

Global Proxy Voting

A. Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. This document describes how JPMAM meets that objective.

JPMAM incorporates detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B. Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to: (1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.

4	Global proxy voting guidelines

C. The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or, within the US, to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

[1]	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

J.P. Morgan Asset Management	5

In certain circumstances JPMAM may abstain and/or delegate proxy voting to the Independent Voting service including the following: 1) for certain commingled funds that are index replication portfolios and the JPMorgan Custom Invest Strategies, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds2)where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s 3) for securities that were held in an account on record date but not on the date of the proxy vote, we may abstain from voting where JPMAM no longer holds the position.

D. Conflicts of Interest

Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) has adopted several policies including: the Conflicts of Interest Policy — Firmwide, Information Safeguarding and Barriers Policy — Firmwide and Information Safeguarding and Barriers Policy — MNPI Firmwide Supplement. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines.

Given the breadth of JPMAM’s products and service offerings, it is not possible to enumerate every circumstance that could give rise to a material conflict. Examples of such material conflicts of interest that could arise include, without limitation, circumstances in which:

1.	Management of a JPMAM client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business;

2.	A personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision;

3.	The proxy being voted is for JPMorgan Chase & Co stock or for J.P. Morgan Funds;

4.	The proxy administrator has actual knowledge that a J.P. Morgan Asset Management affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.

Depending on the nature of the Conflict, JPMAM may elect to take one or more of the following measures, or other appropriate action:

1.	Removing certain Adviser personnel from the proxy voting process.

2.	“Walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote.

3.	Voting in accordance with the applicable Proxy Guidelines, if any, if the application of the Proxy Guidelines would objectively result in the casting of a proxy vote in a predetermined manner.

4.	Deferring the vote to an independent voting service, if any, that will vote in accordance with its own recommendation. However, JPMAM may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

6	Global proxy voting guidelines

Potential Conflicts

The below are potential conflicts and may be evaluated on a case by case basis, to determine whether they are material and therefore require escalation.

1.	JPMAM may cast proxy votes consistent with Client(s) investment strategies which may conflict with the investment strategies of other JPMAM clients, and notably, individual proxy votes may differ between clients;

2.	JPMAM clients may invest in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts;

3.	JPMAM, or our clients, may participate in stocklending programs or lend stock to third parties whose investment objectives may be different to ours and as a result the third parties may cast proxy votes that conflict with the investment strategies of our clients;

4.	JPMAM may engage with companies on behalf of impact and sustainable funds that have different objectives to other funds;

5.	JPMAM may have a different position on corporate governance matters than its parent company (JPMC);

6.	JPMAM clients may want us to engage or vote on corporate governance issues that further their interests, however, are not consistent with our policies;

7.	JPMAM may participate in collaborative engagements with other industry participants which may include joining a coalition, working with other asset managers/owners on issues relating to the 5 priorities, and/or signing of public statements and resolutions that may have conflicting or differing positions on corporate governance matters.

E. Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal and/or compliance representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F. Recordkeeping

JPMAM is required to maintain in an easily accessible place for all records relating to the proxy voting process, according to the retention requirements set out by the various global regulatory regimes. Those records include the following:

●	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

●	a copy of each proxy statement received on behalf of JPMAM clients;

●	a record of each vote cast on behalf of JPMAM client holdings;

J.P. Morgan Asset Management	7

●	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

●	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

●	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

●	JPMorgan Chase Bank, N.A.

●	JPMorgan Asset Management (UK) Limited

●	J.P. Morgan Investment Management Inc.

●	JPMorgan Asset Management (Asia Pacific) Limited

●	JPMorgan Asset Management (Singapore) Limited

●	JPMorgan Asset Management (Japan) Ltd.

●	J.P. Morgan Private Investments, Inc.

●	Bear Stearns Asset Management Inc.

8	Global proxy voting guidelines

II. Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

A. North America

1. Board of Directors

A. Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1.	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2.	adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3.	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4.	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

North America contents:

9	Board of Directors

10	Proxy Contests

11	Ratification of Auditors

11	Proxy Contest Defenses

12	Tender Offer Defenses

13	Miscellaneous Board Provisions

15	Miscellaneous Governance Provisions

16	Capital Structure

17	Executive and Director Compensation

20	Incorporation

20	Mergers and Corporate Restructurings

21	Social and Environmental Issues

23	Foreign Proxies

23	Pre-Solicitation Contact

J.P. Morgan Asset Management	9

5.	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6.	are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of controlled companies vote FOR non-independent directors who serve on committees other than the audit committee.

7.	are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.

8.	are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a — Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9.	are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10.	are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11.	demonstrated history of poor performance or inadequate risk oversight.

12.	and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.

13.	chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

B. CEO Votes

Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C. Proxy Access

Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3%/3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.

2. Proxy Contests

A. Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

10	Global proxy voting guidelines

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

●	Majority of board composed of independent directors,

●	Nominating committee composed solely of independent directors,

●	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

●	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

●	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

●	Absence of superior voting rights for one or more classes of stock,

●	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and

●	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

B. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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C. Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

●	Annually elected board,

●	Majority of board composed of independent directors,

●	Nominating committee composed solely of independent directors,

●	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

●	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

●	Absence of superior voting rights for one or more classes of stock,

●	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

●	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D. Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent unless the company does not permit the right to call special meetings, or if there are undue restrictions on shareholders’ rights to call special meetings.

F. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5. Tender Offer Defenses

A. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B. Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

12	Global proxy voting guidelines

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D. Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

E. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6. Miscellaneous Board Provisions

A. Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/ president post. Such a structure should include most or all of the following:

●	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication.

●	2/3 of independent board;

●	All-independent key committees;

●	Committee chairpersons nominated by the independent directors;

●	CEO performance is reviewed annually by a committee of outside directors; and

●	Established governance guidelines.

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Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B. Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/ Chairman present).

C. Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

D. Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

E. Hedging/Pledging of Securities

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F. Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G. Board Composition

We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.

H. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

14	Global proxy voting guidelines

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

I. Board Size

Vote for proposals to limit the size of the board to 15 members.

J. Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

K. Zombie Directors

Generally vote against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.

7. Miscellaneous Governance Provisions

A. Independent Nominating Committee

Vote for the creation of an independent nominating committee.

B. Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

C. Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E. Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

J.P. Morgan Asset Management	15

F. Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G. Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H. Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I. Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

J. Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K. Exclusive Venue

Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

Vote against the independent chair or lead independent director and members of the nominating/governance committee where the company has unilaterally adopted such policy after going public without shareholder approval or engagement, unless the company is a Delaware Corporation

L. Virtual Only Annual General Meeting

Annual stockholders’ meetings should allow fair and open access for dialogue between the management of the company and shareholders We have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting. Such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as the governing documents do not prohibit in-person meetings.

8. Capital Structure

A. Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

C. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

16	Global proxy voting guidelines

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D. Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote against such proposals unless it explicitly states that the preferred stock cannot be used as anti-takeover mechanism or prevent change in control or mergers and acquisitions.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F. Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

G. Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control: Will the transaction result in a change in control of the company?

Bankruptcy: Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9. Executive and Director Compensation

A. Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

J.P. Morgan Asset Management	17

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has significantly underperformed over the longterm and its CEO also had an increase in total direct or targeted compensation from the prior year, it would signify a disconnect in pay and performance. Generally vote against management proposal on executive compensation when there is significant increase in target compensation despite long term underperformance.

B. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

C. Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D. Say on Pay — Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.

In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay - Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

18	Global proxy voting guidelines

E. Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to less than three times salary, plus guaranteed retirement and target bonus.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F. 401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

G. Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution.

H. Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

I. Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.

J. Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K. Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

L. Recoup Bonuses

1.	Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

2.	Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.

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M. Two Tiered Compensation

Vote against proposals to adopt a two tiered compensation structure for board directors.

10. Incorporation

A. Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B. Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

C. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D. Spin-offs

Votes on spin-offs should be considered on a case- by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E. Asset Sales

Votes on asset sales should be made on a case-by- case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F. Liquidations

Votes on liquidations should be made on a case-by- case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

20	Global proxy voting guidelines

G. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H. Changing Corporate Name

Vote for changing the corporate name.

North America Sustainable Strategy Proxy Voting Guidelines (“Sustainable Proxy Voting Guidelines”)

These North America Sustainable Strategy Proxy Guidelines apply to the funds and discretionary accounts identified on Exhibit A, as amended from time to time (collectively, “Sustainable Strategy Accounts”). These Sustainable Proxy Voting Guidelines are designed to align proxy voting decisions with such Sustainable Strategy Accounts’ objectives and strategies.

For securities held by Sustainable Strategy Accounts that would be ordinarily voted in accordance with JPMAM’s North America Proxy Voting (“North America Guidelines”), these Sustainable Proxy Guidelines supersede Section 12. Social and Environmental Issues in such North American Guidelines. Proposals for securities that are voted in accordance with the North America Guidelines other than the proposals covered by Section 12 below will continue to be voted in accordance with the other provisions of the North American Guidelines, as applicable.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:

Issuer Considerations

•	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

•	Capital deployment of the company

•	Cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

•	Corporate behavior of the company, including whether senior management is incentivized for long-term returns

•	Demonstrated capabilities of the company, its strategic planning process, and past performance

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•	Current level of disclosure of the company and consistency of disclosure across its industry

•	Whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

•	would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•	does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

•	does the proposal create the potential for unintended consequences such as a competitive disadvantage

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

A. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

B. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

C. Promote Human Rights

Vote case-by-case on proposals to promote human rights.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

D. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

22	Global proxy voting guidelines

E. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

F. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

H.  Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I. High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

J. Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13. Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

J.P. Morgan Asset Management	23

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by- case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/ Compliance Department.

24	Global proxy voting guidelines

B. Europe, Middle East, Africa, Central America and South America

I. Policy

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.

Europe, Middle East, Africa, Central America and South America contents:

25 I. Policy

27 II. Voting Guidelines

27	Reports & Accounts

28	Dividends

28	Board Of Directors

31	Compensation

33	Auditors

34	Issue of Capital

34	Mergers/Acquisitions

34	Related-Party Transactions

35	Voting Rights

35	Others

J.P. Morgan Asset Management	25

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to:(1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members.

The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, Investment Stewardship specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern.

26	Global proxy voting guidelines

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third- party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote.

However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity. Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.

II. Voting Guidelines

1.Reports & Accounts

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

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Under the requirements of SRD II (Shareholder Rights Directive), and best practice under the European Commission’s guidelines, companies are asked to provide disclosure on amounts paid to executives, alignment between company performance and pay out to executives. Companies should provide disclosure of variable incentive targets, levels of achievement and performance awards made after the performance period. Companies should clearly outline discretionary authority by the board or remuneration committee to adjust pay outcomes.

We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.

Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this.

Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long- term.

See Compensation

2. Dividends

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. Board Of Directors

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non- executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.

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Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company.

The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman/CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review.

We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business. In support of the Parker Review, we will monitor changes of UK Boards, in increasing ethnic diversity, and ask for transparency and disclosure of progress made.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority- independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.

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Remuneration Committees should be majority- independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce.

See Remuneration Report

Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent.

Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

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Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non- executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4. Compensation

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets. Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees.

Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

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We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/ or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below- median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

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All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

5. Auditors

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time.

We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every 10 years.

Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

See Audit Committee

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6. Issue of Capital

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre- emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy- back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

7. Mergers/Acquisitions

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8. Related-Party Transactions

Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval.

Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

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We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

9. Voting Rights

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

10. Others

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre- defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value.

Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

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AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social/Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:

Issuer Considerations

•	asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

•	capital deployment of the company

•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

•	corporate behavior of the company, including whether senior management is incentivized for long-term returns

•	demonstrated capabilities of the company, its strategic planning process, and past performance

•	current level of disclosure of the company and consistency of disclosure across its industry

•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

•	would adoption of the proposal inform and educate shareholders and have companies that adopted the proposal provide insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•	does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

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An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

Shareholder Resolutions

In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.

When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda, nor will we support those which are unduly constraining on managements, or are already in managements’ remit.

Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that the company will comply with the resolution within a reasonable time- frame. Where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

Virtual Only Annual General Meeting

As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

J.P. Morgan Asset Management London

Proxy Committee

1st April 2022

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Asia ex Japan contents:

38	I. Corporate Governance
Principles

39	II. Policy and Procedures

41	III. Policy Voting Guidelines

C. Asia ex Japan

I. Corporate Governance Principles

J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.

We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:

Board and Director Responsibilities

Companies should be headed by a strong and effective board to drive the long term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and/or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders.

All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.

Shareholder Rights

Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.

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Equitable Treatment

All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and/or abusive actions by controlling shareholders.

Stakeholders’ Rights

Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.

Sustainability

All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.

Disclosure and Transparency

Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.

Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.

II. Policy and Procedures

Proxy Voting

JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.

JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients.

These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.

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To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.

So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to safeguard clients’ interests.

We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.

Proxy Committee

The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Investment Stewardship. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.

Stewardship and Engagement

As long term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.

JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles. Our statements of commitment can be viewed from our website or by accessing the following links:

For the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore (MAS) and Singapore Exchange (SGX):

https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/sg/en/policies/singapore-stewardship- principles-for-responsible-investors.pdf

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For the Principles of Responsible Ownership issued by the Securities and Futures Commission (SFC) in Hong Kong:

https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/hk/en/corporate-governance-pdf/PRO1609. pdf

For the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council (FSC) of Australia:

https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/au/en/policies/principles-internal-governance-asset-stewardship.pdf

For more information on our stewardship activities, please refer to our 2021 Annual Global Stewardship Report which is available from our website, or by accessing the following link:

https://am.jpmorgan.com/content/dam/jpm-am-aem/global/en/sustainable-investing/investment-stewardship-report.pdf

Conflicts of interest

JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.

In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.

Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.

III. Policy Voting Guidelines

1. Report and Accounts

Annual Report

Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.

The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.

Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

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Remuneration Report

Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.

At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.

Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval.

We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.

Finally in its reporting to shareholders, remuneration committees and/or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.

2. Dividends

Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone.

However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long term prospects and solvency.

3. Board and Directors

Board Oversight Responsibilities

To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.

We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.

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The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization.

We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.

Board Independence

We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.

At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:

•	The Chairman and CEO role is combined, or

•	The Chairman and CEO are family members, or

•	The Chairman is not independent.

Where we believe there to be an insufficient number of INEDs, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.

In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.

Chairman

Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.

In instances where a company, with no majority independent board, does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.

Board Size

Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.

Board Diversity

We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.

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At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.

We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses.

Board Committees

To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.

Nomination Committees should be majority- independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.

Remuneration Committees should be majority- independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.

Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.

Director Independence and Tenure

A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders. We will consider voting against appointment of independent directors who are deemed to be non-independent.

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At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. Companies could consider re-appointing long servicing independent directors as non-executive directors or board advisors. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution. We also encourage boards to regularly conduct board evaluations, with a self-assessment at least annually and an evaluation facilitated by third party every three years.

In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.

Multiple Directorships

To carry out their responsibilities effectively, non- executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/ her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.

For executive directors, only one additional non- executive post would normally be considered appropriate without further explanation.

Meeting Attendance

Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.

Directors’ Liability

In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.

Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

4. Remuneration

Key Principles

The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors, and fully disclosed to shareholders. At a senior executive level, remuneration should contain both a fixed element - set by reference to the external market - and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics. Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.

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We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.

For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long-term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at- median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.

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All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.

We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long term interests of shareholders.

Pension Arrangements

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One- off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.

Non-Executive Director Remuneration

The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.

5. Auditors

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.

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Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non- audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.

If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.

Auditor Indemnification

We are opposed to the use of shareholders’ funds to indemnify auditors.

6. Capital Management

Issue of Equity

Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long term prospects, but we will vote against issuance terms that we consider excessively dilutive.

We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).

As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals (including the rei-issuance of repurchased shares if any) should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.

We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.

When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:

•	An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,

•	Details of placements made under the general mandate during the preceding three years,

•	Details of alternative methods of financing that may have been considered by the board.

JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.

Debt Issuance

JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.

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Share Repurchase Programs

JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re- issuance at a later date.

7. Mergers, Acquisitions and Related Party Transactions

Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.

JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/ acquisition terms. Where the transaction involves related parties — see below — we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.

Related Party Transactions

Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval.

Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

8. Voting Rights

Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups. Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.

J.P. Morgan Asset Management	49

To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.

Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the re-election of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.

Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.

9. Environmental and Social Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:

Issuer Considerations

•	asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

•	capital deployment of the company;

•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

•	corporate behavior of the company, including whether senior management is incentivized for long-term returns

•	demonstrated capabilities of the company, its strategic planning process, and past performance

•	current level of disclosure of the company and consistency of disclosure across its industry

•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

•	would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

50	Global proxy voting guidelines

•	does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

10. Shareholder Resolutions

In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.

When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.

Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable time-frame. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.

11. Other Corporate Governance Matters

Amendments to Articles of Association

These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.

Anti-takeover Devices

Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.

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We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.

We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice.

Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.

Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.

Charitable Donations

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Donations

We do not support the use of shareholder funds for political purposes.

Virtual Only Annual General Meeting

As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

J.P. Morgan Asset Management

Asia ex Japan Proxy Committee 1st

April 2022

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D. Japan

I. Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd fully endorses the 2020 revision of the Japanese version of the Stewardship Code and, we have disclosed the steps we follow with regard to the principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors.

We also positively evaluate the Corporate Governance Code introduced in June 2015 which we believe serves to further enhance corporate governance in Japan.

J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.

1. Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the medium to long term.

2. Proxy voting principles

•	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

•	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

•	We look to an enhancement of corporate value over the medium to long term and sustained growth of the company concerned through our proxy voting.

•	We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing medium to long term investment returns for our clients. Therefore, we ask companies to be open and responsive when we seek to have investor engagements.

Japan contents:

53	I. Basic Policy on Corporate Governance

53	Purpose of proxy voting

53	Proxy voting principles

54	II. Voting Guidelines

54	Distribution of income/ Dividends and share buybacks

54	Boards and Directors

56	Director’s Remuneration

58	Appointment of external audit firms

58	Poorly performing companies

58	Efforts to improve capital efficiency

58	Anti-social activities

58	Cross-shareholdings

59	Adoption of anti-hostile takeover measures

59	Capital Structure

59	Mergers/Acquisitions

59	Virtual Only Annual General Meeting

60	Social and Environmental Issues

61	Conflicts of Interest

61	Shareholder proposals

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•	If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

1st, April 2022

JPMorgan Asset Management (Japan) Ltd. Japan

Proxy Committee

II. Voting Guidelines

1.Distribution of income/Dividends and share buybacks

As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay- out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.

The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.

If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal We will, however, support an amendment to allow distribution of income by way of board resolution if it is clear that under normal circumstances the income allocation proposal will be presented to the annual general meeting and is thus a measure to allow the company to make distributions in exceptional circumstances.

2. Boards and Directors

Election of Directors

We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

54	Global proxy voting guidelines

Number of Directors

Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office

Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure

We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO

AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors

We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company and act effectively. Therefore, unless majority of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.

Composition of the Board of Directors

We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors.

The board has a responsibility to reflect the interest of all the company’s stakeholders, such as its clients, employees and investors.

Thus, consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality, seniority or length of tenure on the board of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members.

We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. We thus seek to deepen our understanding of the board structure through our engagement with companies, and we will also convey our message through our vote for or against the election of directors, where we believe our vote can contribute towards enhancing corporate value on the issues noted above. In principle, if there is no female representation on the board, we will vote against the election of the representative directors, such as the president of the company.

We also expect companies to consider and address diversity in its widest sense, both at the board level and throughout the business such as the senior management tier.

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Independence of external directors

Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external director.

1.	Was or is employed at an affiliate company

2.	Was or is employed at a large shareholder or major business partner

3.	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

4.	Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)

5.	An external director whose tenure exceeds 10 years.

6.	Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors

In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors

We will generally support the election of statutory auditors, though we will oppose candidates for external statutory auditor based on our criteria for independence described in the following section. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities. Also, we will not support the re-election of external statutory auditors whose attendance at board meetings falls below 75%.

Independence of external statutory auditors

Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external statutory auditor.

1.	Was or is employed at an affiliate company

2.	Was or is employed at a large shareholder or major business partner

3.	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

4.	Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)

5.	An external statutory auditor whose tenure exceeds 10 years.

6.	Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

3. Director’s Remuneration

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. We expect the director remuneration process to be transparent and support the disclosure of individual director remuneration. We believe that director remuneration is best determined following advice from a remuneration committee independent of management; we do not support the process whereby the board gives the representative director discretion to determine the remuneration of individual directors. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

56	Global proxy voting guidelines

We expect companies to have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. The fixed component should reflect practices in the industry and also be consistent with the wider policies on employee pay.

The variable element should be linked to performance and be designed in a manner to reward performance. We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided. We support the introduction of clawback or malus clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

1.	Golden parachutes

2.	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options and Equity Remuneration Plans

In terms of alignment with the interest of shareholders, we believe it is meaningful for directors and employees to hold the company stock and welcome the award of stock options and equity compensation. Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants.

We will vote against the proposal in the following cases

1.	The terms of the stock option or equity remuneration plan are unclear or not fully disclosed. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award.

2.	In general, we will not support a proposal where the dilution from existing schemes and the new program requiring annual general meeting approval exceeds 10%.

3.	Transaction bonuses, or other retrospective ex-gratia payments, should not be made

4.	We will generally vote against the cancellation and re- issue, re-testing or re-pricing, of underwater options.

5.	External directors and statutory auditors (both internal and external), as well as third parties such as clients should not be participants in stock option schemes.

6.	Equity remuneration for external directors and statutory auditors (both internal and external) should not be linked to performance. Nor should third parties receive equity.

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4. Appointment of external audit firms

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability

Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

5. Poorly performing companies

During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

6. Efforts to improve capital efficiency

We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.

7. Anti-social activities

This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

8. Cross-shareholdings

This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.

We have observed cases where disclosures on cross- shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.

58	Global proxy voting guidelines

9. Adoption of anti-hostile takeover measures

AMJ considers such measures on a case-by-case basis.

In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4)  issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

10. Capital Structure

Issue of classified stock

We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital

AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds

AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re- election of directors.

Share Repurchase Programs

AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

11. Mergers/Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

12. Virtual Only Annual General Meeting

As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

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13. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:

Issuer Considerations

•	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

•	capital deployment of the company

•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

•	corporate behavior of the company, including whether senior management is incentivized for long-term returns

•	demonstrated capabilities of the company, its strategic planning process, and past performance

•	current level of disclosure of the company and consistency of disclosure across its industry

•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

•	would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•	does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

60	Global proxy voting guidelines

An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.

14. Conflicts of Interest

In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

15. Shareholder proposals

When deciding how we will vote a shareholder proposal, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of our clients.

J.P. Morgan Asset Management	61

Environmental, Social and Governance Policy for Listed Assets 2022 This document is intended to be for information purposes only and it is not intended as promotional material in any respect

Schroders Environmental, Social and Governance Policy for Listed Assets 2 Contents Schroders’ ESG Definition and Philosophy 3 Our ESG Process 4 Integration 4 Company Analysis 5 Sovereign Analysis 5 Structured Credit and SPV Analysis 6 Insurance Linked Securities 6 Convertible Bonds 7 Active Ownership 7 Company Engagement 8 Voting: Coverage 9 Voting: Operational 10 Voting: Conflicts of Interest 10 Voting Client Choice/Delegating Authority 11 Disclosure 11 Stock Lending 11 Screening and Exclusion 12 Corporate Governance: Our Core Principles 13 Strategy, Performance, Transparency and Integrity 13 Boards and Management 14 Capital 15 Executive Remuneration 16 Environmental and Social Performance and Resolutions 17 Other Environmental & Social Issues 17 Other Corporate Governance Issues 18

Schroders Environmental, Social and Governance Policy for Listed Assets 3 Schroders’ ESG Definition and Philosophy Defining ESG ESG investment covers the range of investment activities which recognise the relationship between companies and the societies and environments in which they operate, and between companies and the shareholders which control them. ESG integration explicitly and systematically includes analysis of a range of risks and opportunities related to environmental, social and governance (ESG) drivers. In principle, this leads to a broader assessment of the environment in which companies operate and their performance in managing different stakeholders, giving a fuller understanding of future opportunities and risks than traditional financial analysis alone. Screening excludes companies involved in controversial activities. We recognise that many investors have concerns over specific activities to which they do not want their investment exposed. Where appropriate, we work with them to define the criteria used to avoid investment in companies operating in those industries and maintain that exclusion on an ongoing basis. Sustainable investment is an approach in which a company’s sustainability practices are paramount to the investment decision and in which ESG analysis forms a cornerstone of the investment process. Sustainable products look for sustainability leaders with a superior sustainability profile relative to their peers. As a result they are longer term with their investment horizon, and step away from opportunities that may appear attractive in valuation terms but have challenges on an aspect of ESG. Impact investment intends to achieve specific, positive social and environmental benefits while also delivering a financial return. This is not the same as impact measurement, which looks at how companies’ activities affect the world both positively and negatively. Schroders’ Philosophy At Schroders, we see ourselves as long-term stewards of our clients’ capital, and this philosophy leads us to focus on the long-term prospects for the assets in which we invest. It is central to our investment process to analyse each investment’s ability to create, sustain and protect value to ensure that it can deliver returns in line with our clients’ objectives. Where appropriate we also look to engage and to vote with the objective of improving performance in these areas. We believe the responsibility of investors includes protecting the interests of our clients from the impacts of financial and non-financial risks. Assessing and engaging on sustainability is becoming more important to investment processes. In our view, ESG and industrial trends are intrinsically linked. Companies face competitive pressures from a wider range of sources, on a larger scale and at a faster pace than ever before. Investors no longer have a choice over whether to seek exposure to ESG risks and opportunities; all companies and portfolios will be impacted. This is why we have committed to integrate ESG across all of our investment teams by the end of 2020. The policies outlined in this document apply to ESG integrated strategies, spanning equities, fixed income, multi-asset and alternatives. They incorporate what we have learnt from over twenty years of integrating ESG analysis across asset classes and geographies across the Schroders group. Given our commitment to integration and the growing data supporting effective implementation, we expect our approaches to continue to evolve.

Schroders Environmental, Social and Governance Policy for Listed Assets 4 Our ESG Process Integration We seek to integrate ESG considerations into our research and overall investment decisions across investment desks and asset classes. We recognise that different asset classes, portfolio strategies and investment universes require different lenses to most effectively strengthen decision-making. We measure and track levels of ESG integration using an internal accreditation framework. Schroders’ Sustainability Accreditation is our approach to formally recognising investment teams who have successfully integrated ESG into investment decisions. The accreditation process starts with a collaborative effort between the Sustainable Investment team and the investment team to map out the end-to-end investment process from idea generation to portfolio construction, and ensuring ESG is integrated systematically and meaningfully into the relevant steps. Our approach is pragmatic – we want to integrate ESG into established investment processes rather than create separate processes, which run the risk of becoming an after thought or a box ticking exercise. It is also robust; teams should be able to articulate and demonstrate how relevant issues are identified, investments are examined, portfolio decisions are influenced and how they monitor and manage emerging ESG risks. The Sustainable Investment team provides research, proprietary tools, and support to implement these steps. The accreditation documents are reviewed and refreshed; over time investment teams are expected to have improved levels of ESG integration. Our integration approach spans the breadth of the investment process, from identifying trends, analysing securities, constructing portfolios, through to engagement, voting and reporting. We believe that the investment decision makers must own true ESG integration. Below we outline how our fund managers, analysts and Sustainable Investment team work together to integrate ESG into each team’s investment processes: – The Sustainable Investment team works directly with the investment teams and provides ongoing advisory services to ensure that ESG is integrated in a relevant way for the asset class, investment philosophy, and market, taking into account rapidly evolving best practices. This does not remove accountability remaining with each investment team to ensure ESG is integrated in its research, analysis and decision making processes. – Our ESG analysts - like our investment analysts - have a sector focus. This enables them to gain a deeper understanding of sector-specific ESG issues and work in tandem with our investment analysts and portfolio managers to identify and assess ESG risks and opportunities, as well as incorporate consideration of these factors into their company models where appropriate. Regular sector updates are distributed to analysts across the capital structure to ensure that they are kept appraised of the latest developments. – Our Sustainable Investment team produce regular multi-sector and multi-region thematic research to ensure investors keep abreast of the latest ESG trends, and how they can impact valuation and risk. – Our Sustainable Investment team has produced a number of proprietary tools to help our analysts and fund managers identify, understand and manage ESG risks and opportunities. We outline these tools in the section below. The Sustainable Investment team provides on-going training to investors to ensure that they are aware of developments in this rapidly evolving area of interest. The team also creates training content which is available to investors on the in-house L&D system. Investors have ESG training included in their personal objectives. – Our equity and fixed income analysts analyse relevant ESG risks and opportunities for securities under their coverage within their research notes. Our Sustainable Investment team provide support by adding sector views and reviews of research notes for some teams periodically to highlight where ESG analysis can be enhanced and to promote best practice. – Each quarter the Sustainable Investment team screens desk portfolios against third-party ESG ratings from specialist ESG research providers and these ratings are distributed to investment desks. We do not believe that third-party ESG research views are the definitive view of a company’s ESG performance but it provides a catalyst for further research and discussions

Schroders Environmental, Social and Governance Policy for Listed Assets 5 Our proprietary tools Our Sustainable Investment team has developed a number of proprietary ESG tools to help our fund managers and analysts identify, understand and manage ESG risks and opportunities. CONTEXT and SustainEx, our flagship tools currently available for equity and corporate credit, are outlined below. – CONTEXT looks at logical and wide ranging data to assess how a company’s relationship with its stakeholders (customers, suppliers, regulators, environment, employees, communities) and calculates a score for each company. The score will vary across investment strategies - CONTEXT is interactive and highly customisable, enabling analysts to select the most material ESG factors for each sector, weight their importance and apply relevant metrics. Analysts are then able to compare companies based on the metrics selected, their own company assessment scores or adjusted rankings (by size, sector or region). The unique features of the tool give analysts the flexibility to make company specific adjustments to reflect their specialist knowledge. – SustainEx is our award-winning impact measurement tool. It scientifically combines measures of both the harm companies can do and the good they can bring to arrive at an aggregate measure of each firm’s social and environmental impact, allowing investors to target their ESG investments effectively. It quantifies the extent to which companies are in credit or deficit with the societies to which they belong, and the risks they face if the costs they externalise are pushed into companies’ own costs. Company Analysis We believe that analysing exposure to and management of ESG factors, in addition to traditional financial analysis, will enhance our understanding of a company’s fair value and its ability to deliver long-term returns We pay particular focus to ensuring that stakeholder relationships across the board (suppliers, customers, employees, communities, the environment, regulators, fixed income and equity providers) are managed in a sustainable manner Sovereign Analysis The social and environmental backdrop facing countries and their governments is changing quickly. As pressures become more acute, the financial importance of effectively managing social and environmental change is rising. Identifying and understanding relevant ESG issues and assessing how challenges are being met, help with our long term analysis of Sovereign risk. The thematic research and tools constructed by the Sustainable Investment team are available for investment teams. These have been developed to ensure that data relating to countries’ ESG performance is easily accessible. The Sustainable Investment team also work with the Economics team seeking to quantify how these long term challenges may impact their regional forecasts.

Schroders Environmental, Social and Governance Policy for Listed Assets 6 Structured Credit and SPV Analysis We believe an in-depth understanding of collateral cash flow and the impact of the securitised loan’s structure is the foundation of generating returns in a market where size and complexity leads to exploitable inefficiency. The consideration of ESG factors provides a more holistic assessment of the quality of the collateral and the sustainability of the cash flows. Broadly speaking, ESG integration for securitised assets has always been present in some respects, however, post financial crisis there has been stronger documentation on the quality of the loan origination process and regulation has brought several elements of lending more apace with ESG. However, we have developed a more holistic sustainability assessment framework based on five principal pillars: ; lawfulness, fairness, purposeful, contractual and sustainable. Also, fundamentally embedded within our research is a review of governance, fair lending / predatory lending, and the health of the loan for the consumer. Counterparty considerations are a part of the asset consideration and governance. Additionally, we have developed proprietary analytics consisting of asset specific models, surveillance and forecast/ trend analysis to assist in assessing the sustainability of investment ideas. Our investment process begins with the identification of fundamental and technical factors that drive performance for both the overall securitised market and specific sectors. The fundamental framework incorporates the five principal pillars of our sustainability analysis. Insurance Linked Securities Insurance Linked Securities (ILS) are primarily linked to the (re-) insurance of natural catastrophe, mortality and pandemic risk, extreme events that can cause severe disruption to individuals’ lives and the communities they live in. A fundamental concept of insurance is to provide financial security and protection against unforeseen events by spreading the cost of events impacting a few across a broader community of insureds. The larger the pool of risk sharers (policyholders), the lower the cost of risk transfer. Reinsurance and ILS help to broaden the pool of potential risk sharers to make the transfer of risk more efficient. ILS can help reduce the cost of purchasing protection against adverse fortuitous events for individuals. In addition, the performance of ILS is positively correlated with the experience of the policyholders. When nothing happens, we make a return. When disaster strikes, the proceeds generated by the payments under ILS help families and communities rebuild their lives. By nature, certain types of ILS products, e.g. catastrophe bonds, in themselves are already exposed to social and environmental trends such as climate change. We follow and examine social and environmental trends we believe will emerge over the investment horizon and consider their potential impact on returns. For example, we adjust Natural Catastrophe models to reflect our own views on the frequency and severity of extreme weather events. In non-weather related ILS we seek to avoid investing in risks that may contain ethical or social concerns (for example where investment returns are dependent on the outcome of insurance lottery jackpots).

Schroders Environmental, Social and Governance Policy for Listed Assets 7 Convertible Bonds Convertible bonds are hybrid securities that entitle the investor to convert a bond into a certain number of associated shares. They combine the protection of a fixed income investment with the potential return of a stock. The blend of individual elements that make up a convertible bond - bond, equity and right of conversion – produces an asset class that has unique risk-return characteristics. If the price of the underlying share is relatively low, the convertible bond has more of the characteristics of a bond; for example, the risk of loss is reduced in difficult times. In contrast, if the share price rises, the price of the convertible bond also increases and it is more like an equity. The unique characteristics of this asset class means that ESG analysis is done on a security by security basis, requires a degree of flexibility and draws on a range of tools. Traditional fixed income ESG analysis focus on material issues that will impact over the duration of the instrument and are likely to be seen as credit events, impacting the balance sheet. Examples include behaviours or risks that might lead to an issuer losing their “license to operate” such as major litigation or an environmental disaster. For convertible bonds we will also include an assessment of the longer term ESG issues which will impact the equity valuation at the time of conversion. Material additional ESG issues from this analysis are more likely to manifest themselves in the profit and loss statement, impacting top line growth, operating margins, investment levels and tax rates. Active Ownership Effective and responsible active ownership has long been part of Schroders’ approach. It is essential to question and challenge companies about issues that we perceive may affect their value. As such, engagement and voting is integral to our investment process. Share interests carry ownership rights and exercising those rights is an integral part of our overall investment process. The overriding principles in exercising these are to enhance returns for clients and to work in their best interests. Credit fixed income instruments less frequently have voting rights attached to them, but we will exercise the same processes in instances where these do arise. Companies should act in the best interests of their owners, and must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have sustainable business models. Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings. For Australia (SIMAL) and Japan there are local statements which apply for locally managed assets. All codes are publically available.

Schroders Environmental, Social and Governance Policy for Listed Assets 8 Company Engagement Purpose Companies are at the centre of our framework and we monitor their abilities to navigate stakeholder relationships. Schroders firmly believe companies that are well governed, operate transparently, responsibly and sustainably will support the long-term health of the company and increase stakeholder value. When engaging our purpose is to seek additional understanding, share our expectations or, where necessary, to seek change that will protect and enhance the value of investments for which we are responsible. The following four attributes are critical to the success of our engagement approach: 1 Knowledge: We leverage the knowledge of our analysts and portfolio managers to really understand which sustainability issues matter to a company’s long-term performance. 2 Relationships: We have built strong, long-standing relationships with the companies in which we invest, with our engagement history dating back to the year 2000. 3 Impact: The insight gained through engagement can directly influence the investment case 4 Incentive: We have the power to reduce or even sell out of a holding if engagement is unsuccessful, or the option to avoid investing at all. We focus on issues material to the value of the company’s shares or debt instruments. These include a full range of stakeholder issues from employees, customers, and communities to the environment, suppliers regulators. The governance structure and management quality that oversee these stakeholder relationships are also a key focus for our engagement discussions. These issues may be identified through our thematic research, company level-investment research, stakeholder scores within our proprietary tools or responding to controversies. We prioritise our engagement activities based on themateriality ofthe issue and our exposure to the individual company, which is based on the absolute amount invested or percentage owned on an instrument. Process Our engagement activities are undertaken by our portfolio managers, fixed income and equity investment analysts and the Sustainable investment team. In the past few years, we have developed a number of new engagement tools to support our investors in undertaking their own engagements. A company engagement generally begins with a process of enhancing our understanding ofthe company and helping the company to understand our position on the particular position on a topic. The extent to which we expect to effect change depends on the specific situation, the amount that we own and where we sit in the capital structure. We track engagement progress over time to ensure we can systematically monitor outcomes. Where we have engaged repeatedly and seen no meaningful progress, then we will escalate. This can include voting against management at a company’s annual general meeting (AGM). Our mechanism for engagement typically involves one of the following methods which may vary by region: – One-to-one meetings with company representatives (e.g. members of the Board including Board Committee chairs, senior executives, Investor Relations, managers of specialist areas such as a sustainability or environmental manager) – Written correspondence; – Phone calls; – Discussions with company advisers and stakeholders; – Voting; – Collective engagement with other investors – Events to educate companies or collaborate on new reporting frameworks

Schroders Environmental, Social and Governance Policy for Listed Assets 9 Transparency Our engagement activities help to drive the sustainability agenda. Reporting on the outcome of all of our engagement activities is therefore key. We report on the number of engagements across the firm reflecting our full sphere of influence. This recognises the engagement undertaken not only by the dedicated sustainability team but also investment desk led engagements. We also capture the influencing power of our voice through proxy voting and acknowledge how our involvement in industry bodies and public policy work also push the sustainability agenda at a market level. These efforts help to shape industry best practice, new governance norms and reporting practices. To acknowledge all these tools we have, and the scope of our influence, we report our engagements through a tiered structure within our quarterly and annual sustainable investment reports. Voting: Coverage We recognise our responsibility to make considered use of voting rights. The overriding principle governing our approach to voting is to act in line with our fiduciary responsibilities in what we deem to be the interests of our clients. We aim to support company management of investee companies; however, we will oppose management if we believe that it is in the best interests of our clients. The majority of resolutions we target incorporate specific corporate governance issues which are required under local stock exchange listing requirements. This includes, but is not limited to: – Approval of directors, – Accepting reports and accounts – Approval of incentive plans – Capital allocation – Reorganisations and mergers We vote on both shareholder and management resolutions. Our Corporate Governance analysts assess resolutions, applying our voting policy and guidelines (as outlined in this Environmental, Social and Governance Policy)to each agenda item. These analysts draw their own expertise as well as on external research, such as the Investment Association’s guidelines, the Institutional Shareholder Services (ISS), and public reporting. Our own research is integral to our process and this is conducted by both our investment and ESG analysts. Corporate Governance analysts consult with the relevant financial analysts and portfolio managers to seek their view and better understand the corporate context, ensuring the company receives one voice from us. The final decision will reflect what investors and Corporate Governance analysts believe to be in the best long term interest of their client. In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these. Our Stewardship Code Statement outlines our approach in this area in more detail for all of our international holdings and is publicly available. Japan and Australia have additional statements reflecting their local regulatory requirements.

Schroders Environmental, Social and Governance Policy for Listed Assets 10 Voting: Operational As active owners, we recognise our responsibility to make considered use of voting rights. It is therefore our policy to vote all shares at all meetings globally, except where there are restrictions that make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking practice whereby restrictions are placed on the trading of shares which are to be voted). In these cases we will generally not vote. An example of this is in Australia for locally managed clients where SIMAL will not vote where we are excluded from doing so by the Corporations Act or other laws, or in cases of conflicts of interest or duty which cannot be resolved lawfully or appropriately. We use a third party service to process all proxy voting instructions electronically. We regularly review our arrangements with these providers and benchmark them against peers. Voting: Conflicts of Interest Schroders accepts that conflicts of interest arise in the normal course of business. We have a documented Group wide policy, covering such occasions, to which all employees are expected to adhere, on which they receive training and which is reviewed annually. There are also supplementary local policies that apply the Group policy in a local context. More specifically, conflicts or perceived conflicts of interest can arise when voting on motions at company meetings which require further guidance on how they are handled. Outlined below are the specific policies that cover engagement and voting. Schroders’ Corporate Governance analysts are responsible for monitoring and identifying situations that could give rise to a conflict of interest when voting in company meetings. Where Schroders itself has a conflict of interest with the fund, the client, or the company being voted on, we will follow the voting recommendations of a third party (which will be the supplier of our proxy voting processing and research service). Examples of conflicts of interest include (but are not limited to): – where the company being voted on is a significant client of Schroders, – where the Schroders employee making the voting decision is a director of, significant shareholder of or has a position of influence at the company being voted on; – where Schroders or an affiliate is a shareholder of the company being voted on; – where there is a conflict of interest between one client and another; – where the director of a company being voted on is also a director of Schroders plc; – where Schroders plc is the company being voted on. Separation of processes and management between Schroder Investment Management and our Wealth Management division helps to ensure that individuals who are clients or have a business relationship with the latter are not able to influence corporate governance decisions made by the former. If Schroders believes it should override the recommendations of the third party in the interests of the fund/client and vote in a way that may also benefit, or be perceived to benefit, its own interests, then Schroders will obtain the approval of the decision from the Schroders’ Global Head of Equities with the rationale of such vote being recorded in writing. If the third-party recommendation is unavailable, we will vote as we see is in the interests of the fund. If however this vote is in a way that might benefit, or be perceived to benefit, Schroders’ interests, we will obtain approval and record the rationale in the same way as described above. In the situation where a fund holds investments on more than one side of the transaction being voted on, Schroders will always act in the interests of the specific fund. There may also be instances where different funds, managed by the same or different fund managers, hold stocks on either side of a transaction. In these cases the fund managers will vote in the best interest of their specific funds. Where Schroders has a conflict of interest that is identified, it is recorded in writing, whether or not it results in an override by the Global Head of Equities.

Schroders Environmental, Social and Governance Policy for Listed Assets 11 Voting Client Choice/Delegating Authority Given our focus on ESG integration and Stewardship with the aim of enhancing returns, we believe it is appropriate for clients to give voting discretion to Schroders. Clients may elect to retain all or some discretion in relation to voting, engagement and/or corporate governance issues. In these cases we suggest such clients use an external voting service to vote their interests. We welcome a dialogue with our clients on voting policy and its application Disclosure We believe transparency is an important feature of effective Stewardship. We produce a public Quarterly Sustainable Investment Report on our ESG activities over the period for activities across the Schroders group. We report on the total number of engagements, the companies engaged with and this is broken down by region, type and sector. We also highlight engagement case studies after these have come to a close, as it is our view that ongoing engagement is most effective on a confidential basis. On a monthly basis, at a Group level, we publish a public voting report which details shareholder proposals for companies during the period and how the votes were cast, including votes against management and abstentions, along with the rationale behind these decisions. We view the latter as significant votes. As part of our reporting collateral, we also produce an Annual Sustainable Investment Report. This provides additional details on our stewardship activities, our ESG integration efforts across asset classes, thematic research reports, detailed case studies, engagement progress, voting highlights, our shareholder resolution voting record, our involvement in industry initiatives and collaborative engagements. All of these reports above are available on our website: https://www.schroders. com/en/about-us/active-ownership/ sustainability-analysis-in-practice/; Institutional clients receive a more specific report which includes their personal voting activity and more detailed information on the progress of company engagements that are ongoing. Schroders obtains an independent opinion on our engagement and voting processes based on the standards of the AAF 01/06 Guidance issued by the Institute of Charted Accounts in England and Wales. The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal. Stock Lending We do not currently Stock Lend for our pooled funds.

Schroders Environmental, Social and Governance Policy for Listed Assets 12 Screening and Exclusions Our exclusions policy covers three areas. Coal Coal is a major contributor to atmospheric greenhouse gas emissions and companies directly exposed to that fuel face growing social and political pressures as a result. In order to protect the value of our clients’ investments, our policy is to exclude companies which generate more than 20% of their revenues from thermal coal mining. Schroders will apply this policy to all Schroders funds that we directly manage. This will apply to companies globally except companies with a corporate domicile or primary listing in Indonesia, for which the same criteria will apply from 1 January 2026. Cluster munitions and controversial weapons We fully support the following international conventions: – The Convention on Cluster Munitions (2008): prohibits the production, stockpiling, transfer and use of cluster munitions – The Anti-Personnel Landmines Treaty (1997), also known as The Ottawa Treaty (1997): prohibits the production, stockpiling, transfer and use of anti-personnel landmines – The Chemical Weapons Convention (1997): prohibits the use, stockpiling, production and transfer of chemical weapons – Biological Weapons Convention (1975): prohibits the use, stockpiling, production and transfer of biological weapons. We will not knowingly hold any security that is involved in the production, stockpiling, transfer and use of these weapons. We do not exclude those companies whose business activities or products only have the potential to be used for these purposes, or where these activities or products have not been undertaken or created with these uses in mind. Schroders will apply this policy to all Schroders funds that we directly manage. On occasion there may be additional securities recognised by clients or local governments; these will be added to the Schroders group exclusion list for those relevant jurisdictions or specific mandates. The group exclusion list for cluster munitions and controversial weapons is publicly disclosed and available on our website: http://www.schroders. com/sustainability Client- and fund-specific exclusions We recognise that many investors hold views that their investments should not be associated with companies engaging in specific activities. We implement a wide range of negative screens and exclusions according to specific ethical exclusion criteria requested by our clients. We draw on a number of different data sources to ensue that their views are reflected in the most accurate way possible. In addition to the firm wide restrictions outlined above, SIMAL also excludes nuclear weapons and tobacco for locally managed funds. The list of their restrictions can be found on their website.

Schroders Environmental, Social and Governance Policy for Listed Assets 13 Corporate Governance: Our Core Principles The following pages set out the corporate governance principles that we consider when determining how to vote. All are subject to the overriding principles that we will vote and act to enhance returns for clients and act in the best interests of clients. Strategy, Performance, Transparency and Integrity Strategic Focus Companies must produce adequate returns for shareholders over the long term. Companies must also have due regard for other stakeholders including lenders, employees, communities, customers, suppliers, regulators and the environment in order to have viable business models that create value over the long term. If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning capital to shareholders in a tax-efficient manner. Shareholders’Interests We will oppose any proposal or action which materially reduce or damage shareholders’ rights. Major corporate changes or transactions that materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders. With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval. Where these are allowed to proceed, we expect these to be subject to proper oversight and regular review by the board. Shareholders should be given sufficient and timely information about any voting proposal to allow them to make an informed judgement when exercising their voting rights. Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares. Reporting The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards. Companies must communicate clearly with investors. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors. Auditors Audits provide a valuable protection to investors across the capital spectrum and should ensure the integrity of accounts. In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent. Where independence is compromised or perceived as being compromised due to a conflict of interest, a firm’s suitability as auditor will be called into question. Independence may be compromised, for example, where the level of non-audit work is excessive or inappropriate or where the auditors or relevant individuals have a connection with the company. The tenure of an auditor should also be assessed to ensure rotation for independence. Internal Controls The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and viability. We understand and recognise that risks must be taken. However, risks must be recognised and managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business

Schroders Environmental, Social and Governance Policy for Listed Assets 14 Boards and Management Status and Role The boards of the companies in which our clients’ monies are invested should consider and review, amongst other things, strategic direction, the quality of leadership and management, risk management, relationships with stakeholders, the internal controls, the operating performance and viability of those companies. Above all, they should be focused on the long term sustainable generation of value. Board members must be independent, competent and have relevant expertise. The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders. The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company. Every member of the board should stand for re-election by shareholders no less than every three years. We generally only support yearly elections. Companies should disclose sufficient biographical information about directors and commit to regular board evaluations to enable investors to make a reasonable assessment of the value they add to the company. Board members should have enough time to devote to the role so that they can effectively discharge their duties. Members with multiple external appointments will be deemed over-boarded. Board Leadership Our preference is for leadership of the board and leadership of the company to be separate. This reflects the important role the board plays in oversight and challenge of the senior management team. Where the Chairman and CEO are not separate there should be a Lead Independent Director identified to act an effective conduit for shareholders to raise issues. Board Structure Boards should consider the diversity and balance of the board: – The board should be balanced, such that no group dominates the board or supervisory body. – There should be a material number of genuinely independent non-executive directors on the board or supervisory body.Companies and boards should be able to demonstrate that they are diverse organisations across gender, ethnicity, sexuality and thought. As well as monitoring board diversity, the board should be monitoring the internal pipeline of talent and the wider workforce using these metrics Board gender diversity is one of the most transparent metrics that we currently have on a global basis. We actively vote against individuals on boards that are not making enough progress on this area to hold them accountable. Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. Independence is assessed on a case by case basis, but generally, after nine years we will no longer classify board members as independent. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member Board Performance The process for selecting, refreshing and retaining board members should be transparent, robust and rigorous and ensure that the make up of the board remains appropriate and dynamic, with a particular emphasis on individuals with business success. Boards should regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole. It will also be appropriate to ensure that the skills in the boardroom are appropriate given the future strategic direction of the company.

Schroders Environmental, Social and Governance Policy for Listed Assets 15 Any issues identified should be resolved through, if necessary, operational changes or changes of personnel. We advocate an ongoing process of board refreshment. A variety oftenures will ensure that different perspectives are brought to discussions and ensure orderly succession. We will oppose directors and may seek their replacement where the leadership of an organisation is not sufficiently objective or robust in reviewing performance. Committees Boards should appoint an audit committee and a remuneration committee, ideally with a majority of independent non-executive board members. Succession Planning The success of a company will be determined by the quality and success of its people, in particular the senior leadership team. Boards should develop short, medium and long term succession plans for senior management and keep these updated. The internal pipeline of talent should be monitored and benchmarked on a regular basis. We expect this pipeline to be a diverse one. Boards have an important role in assessing management’s performance and holding them to account. It is important that companies which fail to achieve a satisfactory level of performance should review the performance of senior executives. It is an inevitable part of any organisation that there will be changes of staff – people might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation. It is equally important that boards ensure that companies are managed to achieve long term success. Boards need to consider the implications of strategy in this light and discuss the impact of decisions on timeframes beyond a single CEO’s tenure. The board should ensure that it too is subject to rigorous succession planning and skills-based assessment. They should regularly seek to appoint new non-executive directors. Capital Efficient Use of Capital Companies should earn a return on capital that exceeds the company’s weighted average cost of capital. Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing which recognises the significant risks attaching to debt across the cycle. Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return. Capital should not be used for value-destroying acquisitions. Issuing Shares Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock. The creation of different classes of equity share capital must be fully justified. Pre-emption Rights Pre-emption rights are a key investor protection measure. For our UK holdings we ask that companies follow the Statement of Principles issued by the Pre-emption Group. We recognise that in some instances it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis. Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%. We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders. Share Voting Rights Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.

Schroders Environmental, Social and Governance Policy for Listed Assets 16 Executive Remuneration In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests. We recognise the value of high-calibre executives and note that in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. However, the existence of this effect does not justify unwarranted transfers of value to executives. It follows that where individuals have failed, their continuation in the role should be reviewed and, if necessary, they should be removed. In formulating proposals, remuneration committees and boards should, in particular: – Avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year; – Link significant elements of total remuneration to genuine performance and in particular focused on the achievement of above average performance; – Encourage significant share ownership amongst the executive team and look to widen share ownership throughout the organisation; – Avoid arrangements that would encourage the destruction of shareholder value; – Achieve an appropriate balance between long- and short-term elements of pay, with an emphasis on reward for sustainable longer-term performance; – Avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable; – Appoint remuneration committees consisting of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers; – Not re-price, adjust, or otherwise amend stock options and awards; – Use financial and ESG metrics for measuring executive performance which focus on outcomes rather than inputs to potential corporate performance; – Avoid complex scorecards of numerous performance measures, thereby diluting a focus on long term success for the company and shareholders; – Focus long-term incentive arrangements for board members primarily on total corporate performance and only secondarily on areas of individual responsibility. Special incentive arrangements concerning specific ventures or projects may distort alignment with total corporate performance and shareholder returns. – Long term incentives to be paid in shares which have a performance and vesting period of at least five years.

Schroders Environmental, Social and Governance Policy for Listed Assets 17 Environmental and Social Performance and Resolutions We examine E&S performance and resolutions on a case by case basis according to the following framework. 1 Materiality We view ESG practices as a proxy for management quality. We will focus on issues that are relevant to a company within the context of its sector and its relationship with stakeholders which enable a company to maintain its licence to operate. 2 Transparency As investors, we support transparency as this helps us to better understand how companies are identifying and managing the ESG issues that impact their business. 3 Asymmetric knowledge As active owners, we engage with companies to promote good environmental and social practices. However, we recognise that beyond the broad management systems and ESG issues, it is the company that has the day-to-day operational knowledge and expertise to manage these issues. We do not intend to micro-manage companies, but rather provide oversight and guidance on ESG practices. 4 Alignment with evolving ESG best practice Through our voting and engagement, we encourage companies to move towards ESG best practice, whilst acknowledging sector and individual company differences. 5 Evidence of policy implementation and progress Whilst transparency is key, we want re-assurance that the policies and practices published by companies are being implemented effectively. We want to see evidence of progress on mitigating ESG risks. 6 Responsible conduct Whilst we encourage companies to move towards best practice we accept that with large, multinational companies there are occasionally E&S related controversies. Where these do occur, we seek evidence that the company has understood the cause of the issue and has been pro-active in strengthening its management systems to ensure that probability of future controversies has been minimised. Other Environmental & Social Issues Climate Limiting temperature rises to two degree above preindustrial levels or lower – in line with the commitments made through the ParisAccord – is among the most urgent and biggest challenges facing global economies and societies. We support efforts we believe willhelp achieve that goal. Our analysis shows that climate change is a major structural challenge that will have a significant impact on the operating backdrop for the majority of companies and sectors. We believe that significant winners and losers will emerge based on how companies respond to this challenge. We support the Task Force on Climate Related Financial Disclosure (TCFD) and encourage companies to report against the key elements of this framework. We also look for membership of industry associations and lobbying groups to be aligned with corporate commitments on climate changes. We use our influence as investors through engagement and voting to push companies to prepare and demonstrate the efforts they take to address key climate risks. We will generally vote against directors at companies where we feel that climate change is a major risk and the boards cannot demonstrate publically that they are preparing sufficiently for it. UN Global Compact (UNGC) violations: Human Rights, Labour Rights, Environment, Anti-corruption We recognise the importance of companies respecting and protecting human rights, ensuring decent working conditions and upholding labour rights, promoting greater environmental responsibility and having robust anti-corruption measures and practices in place. As UNGC signatories we are committed to ensuring companies align their operations and strategies to the UNGC’s ten universally accepted principles. Through our ESG integration and active ownership process we take into consideration how companies are interacting with all their stakeholders (customers, suppliers, environment, regulators, employees and communities) and the

Schroders Environmental, Social and Governance Policy for Listed Assets 18 contribution this might have (both negative and positive) to their long-term success. The UNGC principles are embedded within this framework. Our holistic approach goes beyond the ten principles and incorporate a broader range of issues. That analysis also informs our engagement with companies; where we consider companies’ business practices may be unsustainable we regularly engagement management teams to better understand their plans, and to promote more responsible behavior, and if we believe the action taken is not appropriate will vote against individual directors. Biodiversity The variety of plants and animals, and where they live – is critical for our everyday lives. It provides us with food, water, clean air, shelter and medicines. Loss of biodiversity and changes to ecosystems can increase the risk of infectious diseases in animals, plants and humans. We recognise that deforestations, changes in land use, increasing agricultural intensity, over-population, climate change and pollution contribute to biodiversity loss and we therefore take these factors into consideration in our ESG analysis of companies and engage with companies where we believe their practices are unsustainable. Water use Water is critical to human and ecosystem health, necessary in many industrial processes, indispensable in food and energy production, an important vehicle for disposing of wastes, and integral to many forms of recreation. While ~70% of the earth’s surface is covered in water, less than 1% of this is water available for consumption by people and business, and the supply of clean, fresh water is decreasing. At the same time, there is an increasing demand for water through agriculture, a growing global population and economic development. Supply side and demand side pressure means that water is increasingly becoming a material risk for companies that are struggling to source scarce, clean water. Understanding and managing water risk may be fundamental to a company’s ability to continue as a going concern. As a result, the water intensity of companies’ operations, scarcity in the regions in which they operate and their strategies to manage their use all feature in our ESG analysis of companies. We also engage companies on water risk. Taxation Taxes are probably the clearest form of companies’ social contribution. They are reinvested by the state into society, providing vital public services. We believe it is important that companies behave responsibly and conduct their tax affairs in an open and transparent way. Responsible tax payment is reflected in the tools available to our analysts when examining ESG performances and is regularly included in our engagement with companies. Oppressive regimes These are commonly associated with systematic human rights abuses, and often an absence of the rule of law, a lack of freedom of expression and land rights abuses. Through our ESG integration and active ownership process we seek to understand whether companies operate or have supply chains in countries governed by oppressive regimes. We comply with the sanctions regimes issued by the EU, the UN, Her Majesty’s Treasury (HMT), and the Office of Foreign Asset Control Other Corporate Governance Issues Takeover Bids Takeovers are an important part of an efficient market. However, takeovers do not always create value for shareholders. Accordingly, each case will be judged on its merits. Factors considered will include the quality of a company’s management, the long-term prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients. Poison Pills and Takeover Defences Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners ofthe company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed. Company Constitutions The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.

Environmental, Social and Governance Policy for Listed Assets SchroderInvestment Management Limited 1 London Wall Place, London EC2Y 5AU,UnitedKingdom Tel: +44 (0) 20 7658 6000 schroders.com @schroders Important information: For information purposes only. The views and opinions contained herein are those of the Sustainable Investment team, and may not necessarily represent views expressed or reflected in other Schroders communications, strategies or funds. This material is intended to be for information purposes only and is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The material is not intended to provide and should not be relied on for accounting, legal or tax advice, or investment recommendations. Reliance should not be placed on the views and information in this document when taking individual investment and/or strategic decisions. Past performance is not a guide to future performance and may not be repeated. The value of investments and the income from them may go down as well as up and investors may not get back the amounts originally invested. All investments involve risks including the risk of possible loss of principal. Information herein is believed to be reliable but Schroders does not warrant its completeness or accuracy. Some information quoted was obtained from external sources we consider to be reliable. No responsibility can be accepted for errors of fact obtained from third parties, and this data may change with market conditions. This does not exclude any duty or liability that Schroders has to its customers under any regulatory system. Regions/ sectors shown for illustrative purposes only and should not be viewed as a recommendation to buy/sell. The opinions in this document include some forecasted views. We believe we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know. However, there is no guarantee than any forecasts or opinions will be realised. These views and opinions may change. To the extent that you are in North America, this content is issued by Schroder Investment Management North America Inc., an indirect wholly owned subsidiary of Schroders plc and SEC registered adviser providing asset management products and services to clients in the US and Canada. For all other users, this content is issued by Schroder Investment Management Limited, 1 London Wall Place, London EC2Y 5AU. Registered No. 1893220 England. Authorised and regulated by the Financial Conduct Authority. 530306

Proxy Voting Policy and Procedures

March 2019

Summary

Lord Abbett votes proxies on behalf of each client who delegates proxy voting authority to Lord Abbett. Lord Abbett has a fiduciary responsibility to vote shares in the clients’ best economic interests. This Policy sets forth proxy voting standards that conform to Lord Abbett’s approach to support and encourage sound corporate governance.

Risks Addressed By This Policy

●         Failure to vote proxies in the best interest of clients and funds;

●         Failure to identify and address conflicts of interest;

●         Failure to provide adequate oversight of Lord Abbett’s third-party proxy service provider;

●         Failure to provide adequate disclosures regarding Lord Abbett’s proxy voting policies and procedures; and

●         Failure to maintain adequate proxy voting records.

Proxy Voting

1 Introduction	3
2 Proxy Voting Process Overview	3
3 Retention and Oversight of Proxy Service Provider	4
4 Conflicts of Interest	4
5 Proxy Voting Guidelines	5
5.1 Auditors	5
5.2 Directors	6
5.2.1 Election of directors	6
5.2.2 Majority voting	6
5.2.3 Board classification	6
5.2.4 Independent board and committee members	6
5.2.5 Independent board chairman	7
5.3 Compensation and Benefits	7
5.3.1 General	7
5.3.2 Incentive compensation plans	7
5.3.3 Say on pay	8
5.3.4 Pay for performance	8
5.3.5 Clawback provisions	8
5.3.6 Anti-gross-up policies	8
5.3.7 Severance agreements and executive death benefits	8
5.3.8 Executive pay limits	9
5.3.9 Employee stock purchase plans	9
5.4 Corporate Matters	9
5.4.1 Charter amendments	9
5.4.2 Changes to capital structure	9
5.4.3 Reincorporation	9
5.4.4 Mergers, acquisitions, and restructurings	10
5.5 Anti-Takeover Issues and Shareholder Rights	10
5.5.1 Proxy access	10
5.5.2 Shareholder rights plans	10
5.5.3 Chewable pill provisions	10
5.5.4 Anti-greenmail provisions	10
5.5.5 Fair price provisions	11
5.5.6 Rights to call special shareholder meetings	11
5.5.7 Supermajority vote requirements	11
5.5.8 Cumulative voting	11
5.5.9 Confidential voting	11
5.5.10 Reimbursing proxy solicitation expenses	11
5.5.11 Transacting other business	12
5.6 Environmental, Social and Governance Issues	12
5.7 Share Blocking	12
6 Document Revision History	12

Proxy Voting

PROXY VOTING POLICIES AND PROCEDURES

THE LORD ABBETT FAMILY OF FUNDS

LORD, ABBETT & CO. LLC

1	Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

2	Proxy Voting Process Overview

Lord Abbett has a Proxy Group (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee comprises Lord Abbett’s Chief Investment Officer and members of its Investment, Operations, and Legal and Compliance Departments. Proxy voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has implemented the following approach to the proxy voting process:

●	In cases where we deem any client’s position in a company to be material,[1] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

●	In cases where we deem all clients’ positions in a company to be non-material, a member of Investment Administration is responsible for determining how to vote the security. Investment Administration may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Service Provider (defined below), or other sources to determine how to vote. Once a voting decision has been made, Investment Administration provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

[1]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

Proxy Voting

●	Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

●	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

3	Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Service Provider’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

4	Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

●	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] (the “Proxy Committees”) and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Funds’ Proxy Committees regarding the company.

[2]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Proxy Voting

●	Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

If a Fund owns shares of a company with such a business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members, but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Proxy Committees its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

●	To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment Department acting on behalf of the second account. Investment Administration, members of an investment team, members of the Proxy Policy Committee, and members of the Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee with respect to any potential conflict of interest arising out of the holdings of multiple clients.

5	Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO rather than the guidelines described below unless instructed otherwise by the client.

5.1	Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

Proxy Voting

5.2	Directors

5.2.1	Election of directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

5.2.2	Majority voting

Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

5.2.3	Board classification

A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

5.2.4	Independent board and committee members

An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

Proxy Voting

5.2.5	Independent board chairman

Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

5.3	Compensation and Benefits

5.3.1	General

In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

5.3.2	Incentive compensation plans

An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Service Provider regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

Proxy Voting

5.3.3	Say on pay

“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

5.3.4	Pay for performance

“Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.3.5	Clawback provisions

A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

5.3.6	Anti-gross-up policies

Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

5.3.7	Severance agreements and executive death benefits

Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

Proxy Voting

5.3.8	Executive pay limits

Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

5.3.9	Employee stock purchase plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

5.4	Corporate Matters

5.4.1	Charter amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

5.4.2	Changes to capital structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

5.4.3	Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Proxy Voting

5.4.4	Mergers, acquisitions, and restructurings

A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

5.5	Anti-Takeover Issues and Shareholder Rights

5.5.1	Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett evaluates proposals that seek to allow proxy access based on the merits of each situation.

5.5.2	Shareholder rights plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

5.5.3	Chewable pill provisions

A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

5.5.4	Anti-greenmail provisions

An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

Proxy Voting

5.5.5	Fair price provisions

A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.5.6	Rights to call special shareholder meetings

Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

5.5.7	Supermajority vote requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

5.5.8	Cumulative voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

5.5.9	Confidential voting

In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

5.5.10	Reimbursing proxy solicitation expenses

Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

Proxy Voting

5.5.11	Transacting other business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

5.6	Environmental, Social and Governance Issues

Proposals relating to environmental, social and governance (“ESG”) issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett believes ESG factors may have an impact on long-term financial performance and can represent significant risks and costs to a business. We believe that well developed policies and disclosures can help identify and mitigate risks and costs associated with ESG issues. We encourage companies to be transparent about ESG issues and adopt policies and processes to assist in managing risks associated with these factors. Lord Abbett generally favors the disclosure of material data and metrics related to the risks and opportunities associated with these ESG factors, including detailed disclosure of internal ESG policies. We believe companies that are best positioned to manage the risks and opportunities associated with these ESG factors will increase their potential to deliver superior long-term shareholder value.

Lord Abbett evaluates all proposals based on their potential effect on shareholder value. We generally follow management’s recommendation on proposals involving ESG matters and tend to vote against proposals that we believe are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders, but may support proposals that ask for useful disclosure. However, we evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, Lord Abbett may vote similar proposals differently based on the particular facts and circumstances. We pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

5.7	Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

6	Document Revision History

Amended: March 20, 2019

History of Amendments to the Proxy Voting Policies and Procedures

Adopted:	September 17, 2009
Amended:	September 14, 2010

March 10, 2011

September 13, 2012

September 19, 2014

September 17, 2015

February 25, 2016

September 15, 2016

September 20, 2017

February 28, 2018

September 20, 2018

March 20, 2019

Proxy Voting

Responsible Parties

●                     CCO

●                     Investment Administration

●                     Proxy Voting Committee

●                     Lord Abbett Funds’ Proxy Voting Committee

Documentation

●                     Conflicts log

●                     Record of Proxy Votes

Compliance Dates/Filings

●                     File Form N-PX by August 31st each year for each Lord Abbett Fund

●                     Annual due diligence review of third-party service provider

●                     Annual Report to CCO regarding the effectiveness of this Policy

Other Policies

●                     Record-Keeping Policy

●                     Service Provider Oversight Policy

Disclosures

●                     ADV

●                     RFPs

●                     Form N-PX

●                     Statement of Additional Information

GUARDIAN VARIABLE PRODUCTS TRUST

PART C — OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Declaration of Trust dated March 10, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Certificate of Trust - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on March 15, 2016.*

(b)	By-laws dated March 10, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

(c)	Not applicable

(d)	(1)(A)	Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(1)(B)	Amendment dated March 28, 2018 to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(1)(C)	Amendment dated June 17, 2020 to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(1)(D)	Amendment dated December 9, 2020 to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

	(1)(E)	Amendment dated October 25, 2021, to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016, ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(2)	Subadvisory Agreement with ClearBridge Investments, LLC dated July 31, 2020 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

	(3)(A)	Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(3)(B)	Amendment dated March 28, 2018 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(3)(C)	Amendment dated June 17, 2020 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(3)(D)	Amendment dated December 9, 2020 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

	(3)(E)	Amendment dated December 8, 2021 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 – Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(4)	Subadvisory Agreement with Putnam Investment Management LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(5)	Subadvisory Agreement with Boston Partners Global Investors, Inc. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(6)(A)	Subadvisory Agreement with AllianceBernstein L.P. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(6)(B)	Subadvisory Agreement with AllianceBernstein L.P., dated November 13, 2019 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(6)(C)	Amendment dated June 17, 2020 to Schedule A of Subadvisory Agreement with AllianceBernstein L.P., dated November 13, 2019 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(7)(A)	Subadvisory Agreement with Allspring Global Investments, LLC dated November 1, 2021 — Previously filed with Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2022.*

	(8)(A)	Subadvisory Agreement with Janus Capital Management LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(8)(B)	Subadvisory Agreement with Janus Capital Management LLC dated May 30, 2017 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(9)(A)	Subadvisory Agreement with Schroder Investment Management North America Inc. dated February 17, 2022 ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(9)(B)	Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited dated February 17, 2022 ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(10)	Subadvisory Agreement with J.P. Morgan Investment Management Inc. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

123

	(11)	Subadvisory Agreement with Lord, Abbett & Co. LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(12)	Subadvisory Agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management) dated June 30, 2020 — Previously filed with Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2023.*

	(13)(A)	Subadvisory Agreement with FIAM LLC dated June 30, 2020 — Previously filed with Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2023.*

	(13)(B)	Amendment dated May 1, 2023 to Schedule A of Subadvisory Agreement with FIAM LLC dated June 30, 2020 - filed herewith.

(e)	(1)	Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(2)	Amendment dated March 28, 2018 to Schedule A of Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(3)	Amendment dated June 17, 2020 to Schedule A of Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(4)	Amendment dated December 9, 2020 to Schedule A of Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

(f)	Not applicable

(g)	(1)	Master Custodian Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(2)	Amended Appendix A dated June 17, 2020 to Master Custodian Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(3)	Amended Appendix A dated December 9, 2020 to Master Custodian Agreement with State Street Bank and Trust Company dated August 25, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

(h)	(1)(A)	Transfer Agency and Service Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(1)(B)	Amended Schedule A dated June 17, 2020 to Transfer Agency and Service Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(1)(C)	Amended Schedule A dated December 9, 2020 to Transfer Agency and Service Agreement with State Street Bank and Trust Company dated August 25, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

	(2)(A)	Administration Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(2)(B)	Amended Schedule A dated June 17, 2020 to Administration Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(2)(C)	Amended Schedule A dated December 9, 2020 to Administration Agreement with State Street Bank and Trust Company dated August 25, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

	(3)(A)	Participation Agreement by and among the Trust, Park Avenue Institutional Advisers LLC and The Guardian Insurance & Annuity Company, Inc. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(3)(B)	Amendment dated June 17, 2020 to Schedule B of Participation Agreement by and among the Trust, Park Avenue Institutional Advisers LLC and The Guardian Insurance & Annuity Company, Inc. dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(3)(C)	Amendment dated December 9, 2020 to Schedule B of Participation Agreement by and among the Trust, Park Avenue Institutional Advisers LLC and The Guardian Insurance & Annuity Company, Inc. dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

	(4)	Expense Limitation Agreement with Park Avenue Institutional Advisers LLC dated May 1, 2023 — filed herewith.

	(5)	Fund of Funds Investment Agreement with Vanguard Funds dated January 19, 2022 ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

(i)	Legal Opinion and Consent - filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm - filed herewith.

(k)	Not applicable

124

(l)	Not applicable

(m)	(1)	Distribution and Service Plan pursuant to Rule 12b-1 dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Amendment dated March 28, 2018 to Schedule A of Distribution and Service Plan pursuant to Rule 12b-1 - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(3)	Amendment dated June 17, 2020 to Schedule A of Distribution and Service Plan pursuant to Rule 12b-1 dated August 8, 2020 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

(n)	Not applicable

(o)	Not applicable

(p)	(1)	Code of Ethics of Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC — Previously filed with Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2022.*

	(2)	Code of Ethics of Park Avenue Securities LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(3)	Code of Ethics of Putnam Investment Management, LLC — filed herewith.

	(4)	Code of Ethics of AllianceBernstein L.P. - filed herewith.

	(5)	Code of Ethics of J.P. Morgan Investment Management Inc. — filed herewith.

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	(6)	Reserved.

	(7)	Code of Ethics of Wellington Management Company LLP — filed herewith.

	(8)	Code of Ethics of Boston Partners Global Investors, Inc. - filed herewith.

	(9)	Code of Ethics of ClearBridge Investments, LLC - filed herewith.

	(10)	Code of Ethics of Janus Henderson Investors US LLC - filed herewith.

	(11)	Code of Ethics of Allspring Global Investments, LLC -- Previously filed with Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2023.*

	(12)	Code of Ethics of Lord, Abbett & Co. LLC — Previously filed with Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2021.*

	(13)	Code of Ethics of Massachusetts Financial Services Company — filed herewith.

	(14)	Code of Ethics of FIAM LLC — filed herewith.

	(15)	Code of Ethics of Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited ̶ filed herewith.

(q)	(1)	Power of Attorney - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Power of Attorney - Previously filed with Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A on February 27, 2020.*

	(3)	Power of Attorney ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(4)	Power of Attorney- Previously filed with Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2023.*

*       Incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Guardian Insurance & Annuity Company, Inc. (“GIAC”), on its own behalf and on behalf of its separate accounts, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q and The Guardian Separate Account R (the “Separate Accounts”), owns of record the outstanding shares of each series of the Registrant. GIAC will vote Fund shares in accordance with instructions from contract owners having interests in a Separate Account. Each Separate Account is a segregated asset account of GIAC.

Item 30.	Indemnification

Article VIII, Section 8.4 of the Registrant’s Declaration of Trust provides for the indemnification of the trustees, officers, employees, agents and other controlling persons of the Registrant. The Declaration of Trust has been filed as an exhibit to the Registrant’s Registration Statement.

Section 17(h) of the Investment Company Act of 1940 provides that no instrument pursuant to which the Registrant is organized or administered shall contain any provision that protects or purports to protect any Trustee or officer of Registrant against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant may be party to other agreements that include indemnification, or substantially similar, provisions for the benefit of the Registrant’s Trustees, officers, employees and any person who controls the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission,

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such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, is unenforceable.

Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC maintain a directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy. Guardian Variable Products Trust also maintains an independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the Trustees and officers of Guardian Variable Products Trust and covers services offered by Park Avenue Institutional Advisers LLC and the IDL insurance policy covers the independent Trustees only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities as Trustees or officers of Guardian Variable Products Trust.

Item 31.	Business or Other Connections of Investment Adviser(s)

Any other business, profession, vocation or employment of a substantial nature in which the investment adviser (which includes each sub-adviser) to Guardian Variable Products Trust and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in Schedule A (as updated by Schedule C to the extent it relates to Schedule A) of each investment adviser’s Form ADV as currently on file with the SEC, and the text of such schedule(s) is hereby incorporated by reference.

Park Avenue Institutional Advisers LLC File No. 801-81084	Putnam Investment Management, LLC File No. 801-7974

AllianceBernstein L.P. File No. 801-32361	Schroder Investment Management North America Inc. File No. 801-15834

J.P. Morgan Investment Management Inc. File No. 801-21011	Schroder Investment Management North America Limited File No. 801-37163

Wellington Management Company LLP File No. 801-15908	Boston Partners Global Investors, Inc. File No. 801-61786

ClearBridge Investments, LLC File No. 801-64710	Janus Henderson Investors US LLC File No. 801-13991

Allspring Global Investments, LLC File No. 801-21122	Lord, Abbett & Co. LLC File No. 801-6997

FIAM LLC	Massachusetts Financial Services Company
File No. 801-63658	File No. 801-17352

Item 32.	Principal Underwriter

(a)       Park Avenue Securities LLC serves as the principal underwriter for the Registrant.

(b)       The following information is furnished with respect to the directors and officers of Park Avenue Securities LLC:

(1)	(2)	(3)
Name and Principal	Position and Offices	Position and Offices
Business Address*	with Principal Underwriter	with Registrant

Marianne Caswell	Manager	None

Michael Ferik	Manager	Chairman & Trustee

Leyla Lesina	Manager	None

Kevin Molloy	Manager	None

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Marianne Caswell	President	None

Harris Oliner	Associate General Counsel, Corporate Secretary	Senior Vice President and Secretary

Carly Maher	Head of Wealth Management Strategy and Business Operations	None

Joseph Fuschillo	Head of Wealth Management Business Development	None

Michael Kryza	Head of Corporate Development	None

Joshua Hergan	Assistant General Counsel	None

Thomas Drogan	Chief Compliance Officer	None

Shawn McGrath	Individual Markets Controller	None

Allen Boggs	Head of Supervision and Business Risk	None

George Oka	Head of Wealth Management Strategic Initiatives	None

Michael Ryniker	Head of Operations	None

Brandon Bloeth	Senior Manager, Wealth Management Strategic Initiatives	None

Robert D. Grauer	Associate General Counsel, Assistant Corporate Secretary	None

Tyla Reynolds	Assistant General Counsel, Assistant Corporate Secretary	Assistant Secretary

Kyle Hooper	Senior Counsel, Assistant Corporate Secretary	None

Rose Burachio	Assistant Corporate Secretary	None

Brian Hagan	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer

*	The principal business address of all directors and officers of Park Avenue Securities LLC is 10 Hudson Yards, New York, NY 10001.

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(c)       Not applicable

Item 33.	Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) Investment Company Act of 1940 and the Rules promulgated thereunder are or will be maintained by Park Avenue Institutional Advisers LLC, 10 Hudson Yards, New York, NY 10001; Park Avenue Securities LLC, 10 Hudson Yards, New York, NY 10001; Putnam Investment Management, LLC, 100 Federal Street, Boston, MA 02110; AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203; J.P. Morgan Investment Management Inc., 383 Madison Avenue, New York, NY 10179; Schroder Investment Management North America Inc., 7 Bryant Park, New York, NY 10018 and Schroder Investment Management North America Limited,1 London Wall Place, London EC2Y 5AU United Kingdom; Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210; Boston Partners Global Investors, Inc., One Beacon Street, Boston, MA 02108; ClearBridge Investments, LLC, 620 8th Avenue, New York, NY 10018; Janus Henderson Investors US LLC, 151 Detroit Street, Denver CO 80206; Allspring Global Investments, LLC, 1415 Vantage Park Drive, Charlotte, NC 28203; Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302; Massachusetts Financial Services Company, 111 Huntington Avenue, Boston MA 02199; FIAM LLC, 900 Salem Street, Smithfield, RI 02917; State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940 (the “1940 Act”), the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act has duly caused this Post-Effective Amendment No. 23 under the 1933 Act and Amendment No. 27 under the 1940 Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York on the 27th day of April, 2023.

GUARDIAN VARIABLE PRODUCTS TRUST (the Registrant)

By:	/S/ JOHN H. WALTER
John H. Walter, Senior Vice President and Treasurer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated and on the 27th day of April, 2023.

SIGNATURE	TITLE

MICHAEL FERIK	Chairman and Trustee
Michael Ferik*

DOMINIQUE BAEDE	President (Principal Executive Officer)
Dominique Baede*

BRUCE W. FERRIS	Trustee
Bruce W. Ferris*

THEDA R. HABER	Trustee
Theda R. Haber*

MARSHALL LUX	Trustee
Marshall Lux*

RICHARD T. POTTER	Trustee
Richard T. Potter*

JOHN WALTERS	Trustee
John Walters*
Senior Vice President and Treasurer (Principal Financial
/S/ JOHN H. WALTER	and Accounting Officer)
John H. Walter

*By:	/S/ JOHN H. WALTER
Attorney-in-Fact pursuant to the powers of attorney previously filed.

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Exhibit Index

(d)(13)(B)	Amendment dated May 1, 2023 to Schedule A of Subadvisory Agreement with FIAM LLC dated June 30, 2020
(h)(4)	Expense Limitation Agreement
(i)	Legal Opinion and Consent
(j)	Consent of Independent Registered Public Accounting Firm
(p)(3)	Code of Ethics of Putnam Investment Management, LLC
(p)(4)	Code of Ethics of AllianceBernstein L.P.
(p)(5)	Code of Ethics of J.P. Morgan Investment Management Inc.
(p)(7)	Code of Ethics of Wellington Management Company LLP
(p)(8)	Code of Ethics of Boston Partners Global Investors, Inc.
(p)(9)	Code of Ethics of ClearBridge Investments, LLC
(p)(10)	Code of Ethics of Janus Henderson Investors US LLC
(p)(13)	Code of Ethics of Massachusetts Financial Services Company
(p)(14)	Code of Ethics of FIAM LLC
(p)(15)	Code of Ethics of Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited

EX-101. SCH XBRL Taxonomy Extension Schema Document
EX-101. CAL XBRL Taxonomy Extension Calculation Linkbase
EX-101. DEF XBRL Taxonomy Extension Definition Linkbase
EX-101. LAB XBRL Taxonomy Extension Label Linkbase
EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase

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